 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07076

Wilshire Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

Wilshire Mutual Funds, Inc.

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Advisors LLC

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310) 451-3051

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Wilshire Mutual Funds, Inc.

ANNUAL REPORT

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Indexsm Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

December 31, 2021 http://advisor.wilshire.com

Wilshire Mutual Funds, Inc. Table of Contents

Letter to Shareholders	1
Commentary:
Large Company Growth Portfolio	6
Large Company Value Portfolio	13
Small Company Growth Portfolio	17
Small Company Value Portfolio	21
Wilshire 5000 Indexsm Fund	25
Wilshire International Equity Fund	29
Wilshire Income Opportunities Fund	36
Disclosure of Fund Expenses	42
Condensed Schedules of Investments:
Large Company Growth Portfolio	45
Large Company Value Portfolio	49
Small Company Growth Portfolio	53
Small Company Value Portfolio	55
Wilshire 5000 Indexsm Fund	57
Wilshire International Equity Fund	59
Wilshire Income Opportunities Fund	65
Statements of Assets and Liabilities	87
Statements of Operations	93
Statements of Changes in Net Assets	98
Financial Highlights:
Large Company Growth Portfolio	102
Large Company Value Portfolio	104
Small Company Growth Portfolio	106
Small Company Value Portfolio	108
Wilshire 5000 Indexsm Fund	110
Wilshire International Equity Fund	112
Wilshire Income Opportunities Fund	114
Notes to Financial Statements	116
Report of Independent Registered Public Accounting Firm	158
Additional Fund Information	160
Tax Information	164
Board Approval of Advisory Agreement	166
Board Approval of Subadvisory Agreements	175

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Compass Distributors, LLC.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Mutual Funds (the “Funds”). This report covers the period from January 1, 2021 to December 31, 2021, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund.

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the FT Wilshire 5000 IndexSM, was up 26.70% for the year 2021. Sharply rising inflation will likely be remembered as the economic story of 2021. Increases in the Consumer Price Index (“CPI”) have reached rates not seen in 40 years. Food and energy prices are up meaningfully, but so too are the major “core” CPI items of automobiles and apparel. Consumers’ ability to manage this period will help determine whether the U.S. can continue its economic progress. The employment picture is quite strong, including an unemployment rate approaching 4% and continued above-trend growth in wages. However, the personal savings rate has fallen to a level last seen in late-2017, suggesting that consumers are saving less as they adjust to rising prices. Inflation and new COVID variants are likely behind depressed consumer sentiment surveys.

Sector returns for the FT Wilshire 5000 Total Market IndexSM were positive for the year. Energy (+56.36%) and Real Estate (+40.39%) were the best performing sectors while Utilities (+17.55%) and Consumer Staples (+17.81%) sectors were the laggards. For the year, large-capitalization stocks outperformed small-capitalization stocks with the Wilshire US Large IndexSM returning 27.46% versus 19.17% for the Wilshire US Small IndexSM. Growth led value equities during the 12-month period, with the Wilshire US Large Growth IndexSM returning 28.86% versus 24.53% for the Wilshire US Large Value IndexSM.

International Equity Market

Performance results within international equity markets were mixed for the year, with meaningful differences in returns between developed and emerging markets. The MSCI EAFE Index was up 11.26% for the year, while the MSCI Emerging Markets Index was down -2.54%. The main sources of weakness were China, South Korea, and Brazil. In China, the real estate market, which accounts for nearly a third of China’s Gross Domestic Product (“GDP”), has been experiencing a major slump and developers are heavily indebted. While economic growth forecasts are on the decline, the Chinese economy is still expected to expand in 2022. Within Europe, Germany, the area’s largest economy, is facing a potential recession as supply issues and new coronavirus cases weigh on growth. Germany’s Ifo Institute for Economic Research has forecasted 2.7% gross in GDP for 2022. 2.5% below the level that could have been achieved without the pandemic. Growth has slowed in the U.K., as well, and is expected to face additional headwinds.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Bond Market

The U.S. Treasury yield curve was up 45 basis points at the short end (2-year maturity) but down in the long end of the curve. The 10-year Treasury yield ended the year at 1.51%, up two basis points from September. Investment-grade credit spreads widened during the year but spreads on the broad high yield tightened, closing the year at 2.83%. The Federal Open Market Committee (the “Fed”) met twice during the fourth quarter, as scheduled, with no change to the overnight rate. However, the current intention appears to be for three 25 basis point increases in the overnight rate before the end of 2022. The Fed’s median forecast for year-end 2023 is for a Fed funds rate of 1.625%. During the December meeting, the Fed announced that it would begin to reduce (i.e., taper) the monthly pace of asset purchases, starting in January. Despite previously labeling increased inflation as “transitory,” Fed chair Jerome Powell acknowledged that increases have spread to a broader range of goods and that inflation may now be “more persistent.”

Fund Performance Review

The Wilshire Large Company Growth Portfolio - Institutional Class returned 23.42%, underperforming the Russell 1000 Growth Index by -4.18%. The Wilshire Large Company Value Portfolio - Institutional Class returned 27.26%, outperforming the Russell 1000 Value Index by 2.10%. The Wilshire Small Company Growth Portfolio - Institutional Class returned 13.36%, outperforming the Russell 2000 Growth Index by 10.53%. The Wilshire Small Company Value Portfolio - Institutional Class returned 32.40%, outperforming the Russell 2000 Value Index by 4.13%. The Wilshire International Equity Fund - Institutional Class returned 12.78%, outperforming the MSCI All Country World ex USA Investable Market Index by 4.25%. The Wilshire 5000 Index Fund – Institutional Class returned 25.85% the year, underperforming the Wilshire 5000 Index return of 26.7% by -0.85%. The Wilshire Income Opportunities Fund - Institutional Class returned 0.63%, outperforming the Bloomberg US Universal Index return of -1.10% by 1.73%.

We are pleased with the general performance of the Funds. We believe that the Funds are well-positioned going into 2022 as the market deals with the ongoing pandemic and macroeconomic and geopolitical issues.

As always, we sincerely appreciate your continued support and confidence in Wilshire Advisors.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

DISCLOSURES:

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Portfolios and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Sector allocations are subject to change.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Portfolio performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal. This report identifies each Portfolio’s investments on December 31, 2021. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI All Country World ex USA Index is an equity index which captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S) and 26 Emerging Markets countries. With 2,370 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI All Country World ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries* around the world, excluding the US and Canada. With 825 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country.

The MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FT Wilshire 5000 Total Market Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The Bloomberg U.S. Corporate High Yield Index measures the US dollar-denominated, high yield, fixed-rate, corporate bond market.

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The Bloomberg TIPS measures the performance of the U.S. Treasury Inflation-Protected Securities known as TIPS.

The Bloomberg Long Term Treasury Index measures the U.S. investment grade fixed rate bond market issued by the U.S. government with 10+ years of maturity.

The Russell 1000® Growth Index: Measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index: Measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Mortgaged-Backed Securities are bonds secured by residential and other real estate loans.

Agency Residential Mortgaged-Backed Securities are residential mortgaged-backed securities for which a U.S. government entity guarantees payment of principal and interest to holders of securities.

Commercial Mortgage-Backed Securities are bonds secreted by commercial and multifamily mortgages.

Asset-Backed Securities are financial securities back by income-generating assets such as loans, leases, credit card balances, or receivables.

A basis point is one hundredth of a percent or equivalently one percent of one percent.

The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Wilshire Mutual Funds, Inc. are distributed by Compass Distributors, LLC.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	23.03%
Five Years Ended 12/31/21	22.29%
Ten Years Ended 12/31/21	16.98%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	27.60%
Five Years Ended 12/31/21	25.32%
Ten Years Ended 12/31/21	19.79%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Large Company Growth Portfolio, Investment Class Shares and the Russell 1000® Growth Index through 12/31/21.

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 1.31% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 1.30% for Investment Class Shares.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares until April 30, 2022.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	23.42%
Five Years Ended 12/31/21	22.68%
Ten Years Ended 12/31/21	17.34%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	27.60%
Five Years Ended 12/31/21	25.32%
Ten Years Ended 12/31/21	19.79%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Large Company Growth Portfolio, Institutional Class Shares and the Russell 1000® Growth Index through 12/31/21.

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 0.98% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 0.98% for Institutional Class Shares.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.00% of average daily net assets for Institutional Class Shares until April 30, 2022.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The FT Wilshire 5000 Total Market IndexSM returned 26.70% for the 2021 year. Real Gross Domestic Product (“GDP”) growth slowed during the third quarter of 2021, up an annualized 2.3%. The main drivers of growth were private investments (up 12.4%) and personal consumption (up 2.0%). Imports continue to rise while exports fell during the fourth quarter, the net effect being a drag on the economic growth of -1.3%. Inflation remains a concern within the U.S., but some of the components of inflation should begin to ease during 2022. For instance, energy prices are unlikely to increase another 30% again and new auto prices will likely not match their 20% increase from 2021. The inability of Congress to pass President Biden’s “Build Back Better” bill could have a modestly deflationary impact as the enhanced child tax credit ends going into 2022. Economic growth will likely be strong in the U.S. and abroad in the 2nd quarter and perhaps the 3rd quarter of 2022. U.S. corporate earnings are expected to continue growing in 2022, though at a far reduced rate when compared to 2021

Outside of the United States, equities lagged U.S. counterparts, with the MSCI All Country World ex USA Index returning 7.82% for the year. Both developed and emerging markets faced headwinds during the year as nations dealt with the surge of Omicron as well as country-specific issues such as recent regulatory changes in China and weaker expected growth in the eurozone, particularly in Germany.

The spread of the Omicron variant of COVID will likely negatively impact the pace of global economic growth during the first quarter of 2022. However, while more contagious, it appears less lethal, suggesting the beginning of a transition from pandemic crisis to endemic challenge.

Real estate securities were up during the year both in the U.S. and abroad. Commodities were quite strong for 2021, up more than 27%, broadly speaking. Commodity results were positive for the year. Crude oil ended at $75.21 per barrel for the year. Natural gas prices rose dramatically during 2021, increasing by more than 100% during the first nine-month period. However, prices went down by more than 30% during the fourth quarter, ending at $3.73 per million BTUs. Gold prices were volatile in 2021 and were up 4.2% during the quarter, finishing at approximately $1,829 per troy ounce.

The Bloomberg US Aggregate Bond Index returned -1.54% for the year as fixed-income markets responded negatively to higher than anticipated inflation and the Federal Reserve’s more hawkish tone. Long-duration securities, represented by the Bloomberg Long Term Treasury Index returned -4.65%, returned negatively for the year due to rising interest rates. Conversely, Treasury Inflation-Protected Securities, Bank Loans, and High Yield Bonds generally produced positive returns as these securities are generally less interest-rate sensitive. The Bloomberg TIPS and Bloomberg U.S. Corporate High Yield Indexes returned 5.95% and 5.28%, respectively, for the year. On the global debt front, the Bloomberg Global Aggregate Index returned -4.71% for the year.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire Large Company Growth Portfolio - Institutional Class returned 23.42% for the year, underperforming the Russell 1000 Growth Index return of 27.6% by -4.18%. Stock selection within Consumer Discretionary and Communication Services were the top two detractors of performance. Underweight exposure to the Real Estate sector also detracted from relative performance. Conversely, stock selection within Industrials marginally contributed marginally to relative performance. Slight overweight to Communication Services and Energy sectors also contributed positively to performance.

The Wilshire Large Company Growth Portfolio also uses derivatives for benchmark exposure. Collateral is invested in short term fixed income instruments to cover the costs of the swap. In 2021, returns on these fixed-income investments exceeded the costs of the swap and contributed to the Portfolio’s relative performance.

Despite recent relative underperformance, we believe the Portfolio is well-positioned going into 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2021)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Information Technology	47.0%
Consumer Discretionary	16.6%
Health Care	12.7%
Communication Services	12.0%
Industrials	5.6%
Financials	2.9%
Consumer Staples	2.4%
Materials	0.4%
Energy	0.2%
Real Estate	0.2%

The industry classifications represented in the Portfolio Sector Weightings and Condensed Schedules of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	25.82%
Five Years Ended 12/31/21	9.33%
Ten Years Ended 12/31/21	11.61%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	25.16%
Five Years Ended 12/31/21	11.16%
Ten Years Ended 12/31/21	12.97%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Large Company Value Portfolio, Investment Class Shares and the Russell 1000® Value Index through 12/31/21.

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s total expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 1.32% for Investment Class Shares.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	27.26%
Five Years Ended 12/31/21	9.83%
Ten Years Ended 12/31/21	11.98%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	25.16%
Five Years Ended 12/31/21	11.16%
Ten Years Ended 12/31/21	12.97%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Large Company Value Portfolio, Institutional Class Shares and the Russell 1000® Value Index through 12/31/21.

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s total expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 0.99% for Institutional Class Shares.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire Large Company Value Portfolio – Institutional Class returned 27.26% for the year, outperforming the Russell 1000 Value Index return of 25.16% by 2.10%. Stock selection within the Industrial and Information Technology sectors meaningfully contributed to performance. Overweight exposure to Financials and slight underweight exposure to Utilities also aided relative performance. Conversely, stock selection within Energy detracted from performance. Underweight exposure to Information Technology and Real Estate sectors contributed negatively from relative performance.

The Wilshire Large Company Growth Portfolio also uses derivatives for benchmark exposure. Collateral is invested in short-term fixed income instruments to cover the costs of the swap. In 2021, returns on these fixed-income investments exceeded the costs of the swap and contributed to the Portfolio’s relative performance.

We are pleased with the Portfolio’s recent relative outperformance for the year and believe that the Portfolio is well-positioned going into 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2021)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Financials	20.0%
Information Technology	19.8%
Industrials	14.9%
Health Care	12.8%
Consumer Staples	6.4%
Communication Services	6.4%
Consumer Discretionary	6.3%
Energy	6.1%
Materials	4.1%
Real Estate	1.6%
Utilities	1.6%

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	13.07%
Five Years Ended 12/31/21	14.21%
Ten Years Ended 12/31/21	14.79%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	2.83%
Five Years Ended 12/31/21	14.53%
Ten Years Ended 12/31/21	14.14%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Small Company Growth Portfolio, Investment Class Shares and the Russell 2000® Growth Index through 12/31/21.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 1.63% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 1.35% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares until April 30, 2022.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	13.36%
Five Years Ended 12/31/21	14.50%
Ten Years Ended 12/31/21	15.08%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	2.83%
Five Years Ended 12/31/21	14.53%
Ten Years Ended 12/31/21	14.14%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Small Company Growth Portfolio, Institutional Class Shares and the Russell 2000® Growth Index through 12/31/21.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 1.36% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 1.10% for Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.10% of average daily net assets for Institutional Class Shares until April 30, 2022.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire Small Company Growth Portfolio – Institutional Class returned 13.36% for the year, outperforming the Russell 2000 Growth Index return of 2.83% by 10.53%. Stock selection within Health Care meaningful contributed to positive performance. Slight underweight exposure to Financials and overweight to the Information Technology sectors aided relative performance. Conversely, sector allocation within Industrials and Real Estate weighed on performance. Stock selection within Consumer Staples and Materials sectors also detracted from performance.

We are pleased with the Portfolio’s recent relative outperformance for the year and believe that the Portfolio is well-positioned going into 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2021)

†	Based on the percent of Portfolio’s total investments in securities at value.

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	32.04%
Five Years Ended 12/31/21	7.90%
Ten Years Ended 12/31/21	12.13%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	28.27%
Five Years Ended 12/31/21	9.07%
Ten Years Ended 12/31/21	12.03%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Small Company Value Portfolio, Investment Class Shares and the Russell 2000® Value Index through 12/31/21.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021 was 1.84% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021 was 1.35% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares until April 30, 2022.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	32.40%
Five Years Ended 12/31/21	8.18%
Ten Years Ended 12/31/21	12.42%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	28.27%
Five Years Ended 12/31/21	9.07%
Ten Years Ended 12/31/21	12.03%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Small Company Value Portfolio, Institutional Class Shares and the Russell 2000® Value Index through 12/31/21.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021 was 1.52% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021 was 1.10% for Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.10% of average daily net assets for Institutional Class Shares until April 30, 2022.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire Small Company Value Portfolio – Institutional Class returned 32.4% for the year, outperforming the Russell 2000 Value Index return of 28.27% by 4.13%. Stock selection within Financials meaningfully contributed performance. Underweight to Health Care sector was the second top contributor to relative performance. Conversely, underweight exposure to Real Estate sector and stock selection within Consumer Staples and Health Care sectors weighed on performance.

We are pleased with the Portfolio’s recent relative outperformance for the year and believe that the Portfolio is well-positioned going into 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2021)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	25.59%
Five Years Ended 12/31/21	17.26%
Ten Years Ended 12/31/21	15.64%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/21	26.70%
Five Years Ended 12/31/21	18.11%
Ten Years Ended 12/31/21	16.40%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares
of Wilshire 5000 IndexSM Fund, Investment Class Shares and the Wilshire 5000 IndexSM through 12/31/21.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2021 was 0.62% for Investment Class Shares.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	25.85%
Five Years Ended 12/31/21	17.59%
Ten Years Ended 12/31/21	15.93%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/21	26.70%
Five Years Ended 12/31/21	18.11%
Ten Years Ended 12/31/21	16.40%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares
of Wilshire 5000 IndexSM Fund, Institutional Class Shares and the Wilshire 5000 IndexSM through 12/31/21.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2021 was 0.32% for Institutional Class Shares.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The Wilshire 5000 Index Fund – Institutional Class returned 25.85% the year, underperforming the Wilshire 5000 Index return of 26.7% by -0.85%. Relative underperformance is attributable to Fund expenses and is well within the historical range.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2021)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	12.48%
Five Years Ended 12/31/21	12.17%
Ten Years Ended 12/31/21	8.44%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE
MARKET INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	8.53%
Five Years Ended 12/31/21	9.83%
Ten Years Ended 12/31/21	7.57%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Wilshire International Equity Fund, Investment Class Shares and the MSCI All Country World Ex-U.S. Index through 12/31/21.

On April 2, 2013 and July 21, 2021, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021 was 1.69% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021 was 1.50% for Investment Class Shares.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% of average daily net assets for Investment Class Shares until April 30, 2022.

(1)

The MSCI ACWI ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 23 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	12.78%
Five Years Ended 12/31/21	12.47%
Ten Years Ended 12/31/21	8.70%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE
MARKET INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	8.53%
Five Years Ended 12/31/21	9.83%
Ten Years Ended 12/31/21	7.57%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Wilshire International Equity Fund, Institutional Class Shares and the MSCI All Country World Ex-U.S. Index through 12/31/21.

On April 2, 2013 and July 21, 2021, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021 was 1.32% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021 was 1.25% for Institutional Class Shares.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.25% of average daily net assets for Institutional Class Shares until April 30, 2022.

(1)

The MSCI ACWI ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 23 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

The Wilshire International Equity Fund – Institutional Class returned 12.78% for the year, outperforming the MSCI All Country World ex USA Investable Market Index return of 8.53% by 4.25%. Stock selection within Consumer Discretionary, Information Technology, and Health Care sectors contributed positively. Selection within the United States and Japan also aided performance. Underweight allocation to Communication Services and Information Technology sectors marginally aided performance. Conversely, overweight exposure to Consumer Discretionary and stock selection within the Energy sector weighed on performance.

The Wilshire International Equity Fund also uses derivatives for benchmark exposure. Collateral is invested in short term fixed income instruments to cover the costs of the swaps. In 2021, returns on these fixed income investments exceeded the costs of the swaps and contributed to the Fund’s relative performance.

We are pleased with the Fund’s recent relative outperformance for the year and believe that the Fund is well-positioned going into 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2021)

†	Based on percent of the Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Japan	13.2%
Britain	8.0%
Switzerland	7.3%
France	6.2%
Canada	5.9%
Taiwan	5.6%
China	5.1%
Netherlands	4.4%
United States	4.3%
Germany	4.3%
Denmark	3.8%
Australia	3.7%
Ireland	3.7%
Sweden	3.5%
South Korea	2.9%
Hong Kong	2.3%
Italy	2.1%
India	2.0%
Spain	1.4%
Finland	1.3%
Russia	1.1%
Brazil	1.0%
Singapore	0.9%
United Kingdom	0.6%

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Thailand	0.6%
Israel	0.6%
South Africa	0.5%
United Arab Emirates	0.5%
Belgium	0.4%
Norway	0.3%
Turkey	0.3%
Czech Republic	0.3%
Malaysia	0.2%
Austria	0.2%
Poland	0.2%
Saudi Arabia	0.1%
Mexico	0.1%
Portugal	0.1%
Indonesia	0.1%
Philippines	0.1%
Qatar	0.1%
Luxembourg	0.1%
Malta	0.1%
New Zealand	0.1%
Egypt	0.1%
Gibraltar	0.1%
Chile	0.1%
Georgia	0.1%
Mauritius	0.0%
Hungary	0.0%
Isle Of Man	0.0%
Greece	0.0%
Jersey	0.0%
Macau	0.0%

Wilshire Income Opportunities Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	0.40%
Five Years Ended 12/31/21	3.64%
Inception (03/30/16) through 12/31/21	3.84%

BLOOMBERG U.S. UNIVERSAL INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	-1.10%
Five Years Ended 12/31/21	3.84%
Inception (03/30/16) through 12/31/21	3.51%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Wilshire Income Opportunities Fund, Investment Class Shares and the Bloomberg U.S. Universal Index through 12/31/21.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 1.30% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 1.16% for Investment Class Shares.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% of average daily net assets for Investment Class Shares until April 30, 2022.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/21	0.63%
Five Years Ended 12/31/21	3.88%
Inception (03/30/16) through 12/31/21	4.04%

BLOOMBERG U.S. UNIVERSAL INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/21	-1.10%
Five Years Ended 12/31/21	3.84%
Inception (03/30/16) through 12/31/21	3.51%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Wilshire Income Opportunities Fund, Institutional Class Shares and the Bloomberg U.S. Universal Index through 12/31/21.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 0.93% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2021, supplemented on 12/16/2021 was 0.91% for Institutional Class Shares.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 0.90% of average daily net assets for Institutional Class Shares until April 30, 2022.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The Wilshire Income Opportunities Fund - Institutional Class returned 0.63% for the year, outperforming the Bloomberg US Universal Index return of -1.10% by 1.73%. Exposures to sectors with less interest rate sensitivity such as Asset-Backed Securities, Residential Mortgage-Backed Securities, or Bank Loans, generally contributed positively to performance. Underweight exposure to duration across the three subadvisers also aided relative performance. Conversely, allocations to Treasuries and Investment Grades weighed on relative performance as these securities generally experience negative returns in a rising interest rate environment. In some cases, the Fund also uses derivatives to implement its investment strategy, particularly with respect to foreign currency and interest rates. For the year, these derivatives positions were modestly detractive.

We are pleased with the Fund’s recent relative outperformance for the year and believe that the Fund is well-positioned going into 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Portfolios and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security. Sector allocations are subject to change.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal. This report identifies each Portfolio’s investments on December 31, 2021. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Wilshire Mutual Funds, Inc. are distributed by Compass Distributors, LLC.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2021)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended December 31, 2021 (Unaudited)

	Beginning Account Value 07/01/2021	Ending Account Value 12/31/2021	Net Expense Ratio(1)	Expenses Paid During Period 07/01/2021- 12/31/2021(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,085.40	1.31%	$6.89
Institutional Class	$1,000.00	$1,087.10	0.97%	$5.10
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.60	1.31%	$6.67
Institutional Class	$1,000.00	$1,020.32	0.97%	$4.94
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,071.10	1.32%	$6.89
Institutional Class	$1,000.00	$1,080.90	1.00%	$5.25
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.55	1.32%	$6.72
Institutional Class	$1,000.00	$1,020.16	1.00%	$5.09
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,005.00	1.35%	$6.82
Institutional Class	$1,000.00	$1,006.30	1.10%	$5.56
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Class	$1,000.00	$1,019.66	1.10%	$5.60
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,048.20	1.35%	$6.97
Institutional Class	$1,000.00	$1,049.50	1.10%	$5.68
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Class	$1,000.00	$1,019.66	1.10%	$5.60

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended December 31, 2021 (Unaudited)

	Beginning Account Value 07/01/2021	Ending Account Value 12/31/2021	Net Expense Ratio(1)	Expenses Paid During Period 07/01/2021- 12/31/2021(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,094.40	0.46%	$2.43
Institutional Class	$1,000.00	$1,095.20	0.31%	$1.64
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,022.89	0.46%	$2.35
Institutional Class	$1,000.00	$1,023.64	0.31%	$1.58
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,004.70	1.50%	$7.58
Institutional Class	$1,000.00	$1,005.80	1.25%	$6.32
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.64	1.50%	$7.63
Institutional Class	$1,000.00	$1,018.90	1.25%	$6.36
Wilshire Income Opportunities Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$995.50	1.15%	$5.78
Institutional Class	$1,000.00	$995.50	0.90%	$4.53
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,019.41	1.15%	$5.85
Institutional Class	$1,000.00	$1,020.67	0.90%	$4.58

(1)	Annualized, based on each Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to each Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments	December 31, 2021

	Shares	Value
COMMON STOCKS — 79.0% (a)
Communication Services — 9.5%
Alphabet, Inc. - Class A (b)	984	$2,850,687
Alphabet, Inc. - Class C (b)	4,999	14,465,056
Meta Platforms, Inc. - Class A (b)	20,493	6,892,821
Other Securities (b)(c)		3,841,757
		28,050,321
Consumer Discretionary — 13.1%
Amazon.com, Inc. (b)	4,192	13,977,553
General Motors Co. (b)	23,584	1,382,730
MGM Resorts International	37,195	1,669,312
NIKE, Inc. - Class B	15,381	2,563,551
Tesla, Inc. (b)	5,187	5,481,518
The Home Depot, Inc.	10,055	4,172,925
Other Securities (b)(c)		9,294,134
		38,541,723
Consumer Staples — 1.9%
Costco Wholesale Corp.	5,518	3,132,569
Monster Beverage Corp. (b)	17,671	1,697,123
Other Securities (b)(c)		851,943
		5,681,635
Energy — 0.1%
Other Securities (c)		371,481

Financials — 2.2%
S&P Global, Inc.	3,919	1,849,494
Signature Bank	5,874	1,900,063
Other Securities (b)(c)(d)		2,884,389
		6,633,946
Health Care — 10.1%
Align Technology, Inc. (b)	3,714	2,440,767
Catalent, Inc. (b)	10,346	1,324,598
Danaher Corp.	5,976	1,966,164
Edwards Lifesciences Corp. (b)	12,885	1,669,252
IDEXX Laboratories, Inc. (b)	1,740	1,145,720
Intuitive Surgical, Inc. (b)	6,859	2,464,439
UnitedHealth Group, Inc.	12,741	6,397,766
Vertex Pharmaceuticals, Inc. (b)	10,244	2,249,582
Zoetis, Inc.	14,312	3,492,557
Other Securities (b)(c)		6,505,670
		29,656,515

	Shares	Value
Industrials — 4.5%
AMETEK, Inc.	9,065	$1,332,917
Copart, Inc. (b)	8,940	1,355,483
Eaton Corp. PLC	15,306	2,645,183
Roper Technologies, Inc.	2,637	1,297,035
TransDigm Group, Inc. (b)	1,629	1,036,500
Uber Technologies, Inc. (b)	28,013	1,174,585
Other Securities (b)(c)		4,301,002
		13,142,705
Information Technology — 37.2%
Accenture PLC - Class A	3,084	1,278,472
Adobe, Inc. (b)	9,266	5,254,378
Advanced Micro Devices, Inc. (b)	20,803	2,993,552
Apple, Inc.	84,888	15,073,562
Applied Materials, Inc.	20,925	3,292,758
Arista Networks, Inc. (b)	14,526	2,088,112
Bill.com Holdings, Inc. (b)	4,268	1,063,372
EPAM Systems, Inc. (b)	1,922	1,284,761
Intuit, Inc.	4,053	2,606,971
Micron Technology, Inc.	20,160	1,877,904
Microsoft Corp.	74,705	25,124,786
NVIDIA Corp.	25,877	7,610,684
PayPal Holdings, Inc. (b)	18,273	3,445,922
QUALCOMM, Inc.	40,166	7,345,156
salesforce.com, Inc. (b)	8,114	2,062,011
Shopify, Inc. - Class A (b)	1,046	1,440,750
Unity Software, Inc. (b)	7,358	1,052,120
Visa, Inc. - Class A	28,709	6,221,527
Xilinx, Inc.	7,317	1,551,424
Other Securities (b)(c)		16,835,302
		109,503,524
Materials — 0.3%
Other Securities (c)		888,203

Real Estate — 0.1%
Other Securities (b)(c)		363,364

Total Common Stocks (Cost $134,739,942)		232,833,417

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2021

Par Value	Value
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Notes — 0.3%
Other Securities (c)(e)	$794,275
Total U.S. Treasury Obligations (Cost $799,815)	794,275

AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.1%
Federal Home Loan Mortgage Corp. — 0.1%
Other Securities (c)(e)(f)	323,956
Total Agency Mortgage-Backed Obligations (Cost $277,841)	323,956

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.8%
Other Securities (c)(e)(f)(g)(h)	5,214,050
Total Non-Agency Mortgage-Backed Obligations (Cost $5,255,761)	5,214,050

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Other Securities (c)(e)(f)(g)	337,935
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $358,224)	337,935

ASSET-BACKED SECURITIES — 1.5%
Other Securities (c)(e)(g)(h)	4,491,723
Total Asset-Backed Securities (Cost $4,514,532)	4,491,723

COLLATERALIZED LOAN OBLIGATIONS — 1.7%
Other Securities (c)(e)(g)(h)(i)	5,064,579
Total Collateralized Loan Obligations (Cost $5,074,868)	5,064,579

	Par Value	Value
CORPORATE BONDS — 3.7%
Basic Materials — 0.0% (j)
Other Securities (c)(e)		$145,422

Communications — 0.3%
Amazon.com, Inc.
1.500%, due 06/03/30 (e)	$100,000	96,991
Other Securities (c)(e)(g)		668,703
		765,694
Consumer, Cyclical — 0.2%
The Home Depot, Inc.
1.500%, due 09/15/28 (e)	103,000	101,451
Other Securities (c)(e)(g)		580,728
		682,179
Consumer, Non-cyclical — 0.6%
Other Securities (c)(e)(g)		1,768,051

Energy — 0.1%
Other Securities (c)(e)		408,480

Financial — 1.7%
Other Securities (c)(e)(g)(h)		5,021,247

Industrial — 0.2%
Other Securities (c)(e)		460,517

Technology — 0.3%
Apple, Inc.
1.200%, due 02/08/28 (e)	80,000	77,615
Microsoft Corp.
2.400%, due 08/08/26 (e)	150,000	156,719
Other Securities (c)(e)		522,853
		757,187
Utilities — 0.3%
Other Securities (c)(e)		758,363

Total Corporate Bonds (Cost $10,956,891)		10,767,140

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2021

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 4.7%
Voya Emerging Markets Hard Currency Debt Fund - Class P	238,869	$2,240,592
Voya High Yield Bond Fund - Class P	259,330	2,082,421
Voya Investment Grade Credit Fund - Class P	81,566	906,202
Voya Securitized Credit Fund - Class P	875,074	8,549,478
Total Affiliated Registered Investment Companies (Cost $13,619,674)		13,778,693

Total Investments at Value — 92.9% (Cost $175,597,548)		$273,605,768
Other Assets in Excess of Liabilities — 7.1%		20,981,283
Net Assets — 100.0%		$294,587,051

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2021.

(d)	This security or a partial position of this security is on loan at December 31, 2021. The total fair value of securities on loan at December 31, 2021, was $61,026 (Note 8).
(e)	Level 2 security.
(f)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2021.
(g)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2021, the value of these investments was $14,313,916, or 4.9% of total net assets.

(h)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.
(i)	Illiquid security. The total value of such securities is $1,268,223 as of December 31, 2021, representing 0.4% of net assets.
(j)	Represents less than 0.1%.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Total Return Swaps	December 31, 2021

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	Russell 1000 Growth Total Return Index	Receive	(U.S. Federal Funds Rate + 0.490%)	11/02/2022	At Maturity	19,134	$59,167,609	$6,093,160

Total Return Swaps								$6,093,160

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Futures Contracts	December 31, 2021

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
2-Year U.S. Treasury Note Future	4	03/31/2022	$824,421	$(533)
Total Futures Contracts Purchased			$824,421	$(533)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation
5-Year U.S. Treasury Note Future	24	03/31/2022	$2,348,593	$(12,234)
10-Year U.S. Treasury Note Future	27	03/22/2022	2,984,045	(40,554)
U.S. Treasury Long Bond Future	6	03/22/2022	868,292	(15,809)
Ultra 10-Year U.S. Treasury Bond Future	15	03/22/2022	1,464,007	(39,288)
Ultra Long-Term U.S. Treasury Bond Future	5	03/22/2022	605,276	(24,542)
Total Futures Contracts Sold Short			$8,270,213	$(132,427)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments	December 31, 2021

	Shares	Value
COMMON STOCKS — 80.0% (a)
Communication Services — 5.1%
Alphabet, Inc. - Class A (b)	1,209	$3,502,521
Alphabet, Inc. - Class C (b)	404	1,169,010
Discovery, Inc. - Class C (b)	45,104	1,032,882
Other Securities (b)(c)		5,948,376
		11,652,789
Consumer Discretionary — 5.1%
General Motors Co.(b)	29,054	1,703,436
Magna International, Inc.	13,792	1,116,324
Other Securities (b)(c)		8,793,088
		11,612,848
Consumer Staples — 5.1%
Colgate-Palmolive Co.	26,196	2,235,567
Costco Wholesale Corp.	2,939	1,668,470
Other Securities (b)(c)		7,876,635
		11,780,672
Energy — 4.8%
Marathon Oil Corp.	99,502	1,633,823
Other Securities (b)(c)		9,473,097
		11,106,920
Financials — 16.0%
American International Group, Inc.	40,089	2,279,461
Aon PLC - Class A	3,779	1,135,816
Berkshire Hathaway, Inc. - Class B (b)	9,133	2,730,767
Citigroup, Inc.	45,617	2,754,811
JPMorgan Chase & Co.	11,806	1,869,480
Moody’s Corp.	3,994	1,559,977
S&P Global, Inc.	2,534	1,195,871
The Charles Schwab Corp.	20,514	1,725,227
Wells Fargo & Co.	64,681	3,103,394
Other Securities (b)(c)		18,370,137
		36,724,941
Health Care — 10.3%
Agilent Technologies, Inc.	10,090	1,610,869
Anthem, Inc.	4,922	2,281,544
Bruker Corp.	15,462	1,297,416
CVS Health Corp.	14,239	1,468,895
Danaher Corp.	3,721	1,224,246
Johnson & Johnson	8,344	1,427,408
UnitedHealth Group, Inc.	3,405	1,709,787
Other Securities (b)(c)		12,531,989
		23,552,154

	Shares	Value
Industrials — 11.9%
Equifax, Inc.	3,561	$1,042,625
FedEx Corp.	4,749	1,228,281
General Electric Co.	24,776	2,340,589
Honeywell International, Inc.	5,149	1,073,618
Otis Worldwide Corp.	24,604	2,142,270
Rockwell Automation, Inc.	4,504	1,571,220
Watts Water Technologies, Inc. - Class A	7,212	1,400,354
Other Securities (b)(c)		16,455,288
		27,254,245
Information Technology — 15.8%
Accenture PLC - Class A	4,324	1,792,514
Adobe, Inc. (b)	2,255	1,278,720
Analog Devices, Inc.	7,571	1,330,755
ANSYS, Inc. (b)	3,025	1,213,388
Cadence Design Systems, Inc. (b)	9,292	1,731,564
Cisco Systems, Inc.	18,530	1,174,246
F5 Networks, Inc.(b)	5,788	1,416,381
Mastercard, Inc. - Class A	3,238	1,163,478
Microsoft Corp.	10,991	3,696,493
salesforce.com, Inc. (b)	7,535	1,914,870
Synopsys, Inc. (b)	3,739	1,377,822
Texas Instruments, Inc.	5,637	1,062,405
Other Securities (b)(c)(d)		17,219,009
		36,371,645
Materials — 3.3%
Givaudan SA	195	1,025,505
Vulcan Materials Co.	6,725	1,395,975
Other Securities (c)		5,128,800
		7,550,280
Real Estate — 1.3%
Other Securities (b)(c)		3,004,425

Utilities — 1.3%
PPL Corp.	43,203	1,298,682
Other Securities (c)		1,671,311
		2,969,993
Total Common Stocks (Cost $147,284,578)		183,580,912

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2021

Par Value	Value
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Notes — 0.3%
Other Securities (c)(e)	$733,336
Total U.S. Treasury Obligations (Cost $737,570)	733,336

AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Federal Home Loan Mortgage Corp. — 0.1%
Other Securities (c)(e)(f)	156,525
Total Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $134,836)	156,525

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.7%
Other Securities (c)(e)(f)(g)(h)	3,882,358
Total Non-Agency Mortgage-Backed Obligations (Cost $3,920,953)	3,882,358

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.1%
Other Securities (c)(e)(f)	137,858
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $144,567)	137,858

ASSET-BACKED SECURITIES — 1.5%
Other Securities (c)(e)(g)(h)	3,486,519
Total-Asset Backed Securities (Cost $3,504,513)	3,486,519

COLLATERALIZED LOAN OBLIGATIONS — 2.0%
Other Securities (c)(e)(g)(h)(i)	4,517,416
Total Collateralized Loan Obligations (Cost $4,521,043)	4,517,416

	Par Value	Value
CORPORATE BONDS — 3.2%
Basic Materials — 0.0% (i)
Other Securities (c)(e)		$84,510

Communications — 0.2%
Other Securities (c)(e)		482,068

Consumer, Cyclical — 0.1%
Other Securities (c)(e)(g)		251,416

Consumer, Non-cyclical — 0.5%
Other Securities (c)(e)(g)		1,188,859

Energy — 0.2%
Other Securities (c)(e)		363,847

Financial — 1.6%
American International Group, Inc.
3.900%, due 04/01/26 (d)	$77,000	83,457
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (d)(g)	90,000	89,187
4.450%, due 09/29/27 (d)	42,000	46,789
JPMorgan Chase & Co.
2.776%, due 04/25/23 (3 Month U.S. LIBOR + 0.935%) (d)(g)	88,000	88,544
3.875%, due 09/10/24 (d)	100,000	106,363
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (d)(g)	90,000	89,001
1.470%, due 09/22/27 (SOFR Rate + 0.765%) (d)(g)	117,000	114,514
1.953%, due 02/04/32 (SOFR Rate + 1.065%) (d)(g)	38,000	36,420
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (d)(g)	99,000	100,312

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2021

	Par Value	Value
CORPORATE BONDS — 3.2% (Continued)
Financial — 1.6% (Continued)
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (d)(g)	$118,000	$120,838
Other Securities (c)(e)(g)(h)		2,693,562
		3,568,987
Industrial — 0.2%
Other Securities (c)(e)		359,814

Technology — 0.2%
Microsoft Corp.
2.400%, due 08/08/26 (d)	101,000	105,524
Other Securities (c)(e)		431,543
		537,067
Utilities — 0.2%
Other Securities (c)(e)		430,040

Total Corporate Bonds (Cost $7,399,313)		7,266,608

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 5.3%
Voya Emerging Markets Hard Currency Debt Fund - Class P	183,659	1,722,723
Voya High Yield Bond Fund - Class P	200,571	1,610,581
Voya Investment Grade Credit Fund - Class P	187,553	2,083,715
Voya Securitized Credit Fund - Class P	692,306	6,763,832
Total Affiliated Registered Investment Companies (Cost $12,145,031)		12,180,851

Total Investments at Value — 94.2% (Cost $179,792,404)		$215,942,383
Other Assets in Excess of Liabilities — 5.8%		13,413,137
Net Assets — 100.0%		$229,355,520

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2021.

(d)	This security or a partial position of this security is on loan at December 31, 2021. The total fair value of securities on loan at December 31, 2021, was $184,160 (Note 8).
(e)	Level 2 security.
(f)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2021.
(g)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2021, the value of these investments was $11,277,722 or 4.9% of total net assets.

(h)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.
(i)	Illiquid security. The total value of such securities is $1,119,023 as of December 31, 2021, representing 0.5% of net assets.
(j)	Represents less than 0.1%.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Total Return Swaps	December 31, 2021

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	Russell 1000 Value Total Return Index	Receive	(U.S. Federal Funds Rate + 0.490%)	11/02/2022	At Maturity	19,538	$45,264,251	$3,204,371

Total Return Swaps								$3,204,371

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Futures Contracts	December 31, 2021

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	1	03/31/2022	$206,115	$346
5-Year U.S. Treasury Note Future	20	03/31/2022	1,957,158	(10,170)
10-Year U.S. Treasury Note Future	11	03/22/2022	1,215,724	(16,508)
U.S. Treasury Long Bond Future	6	03/22/2022	868,292	(15,837)
Ultra 10-Year U.S. Treasury Bond Future	15	03/22/2022	1,464,007	(39,293)
Ultra Long-Term U.S. Treasury Bond Future	5	03/22/2022	605,275	(24,536)
Total Futures Contracts Sold Short			$6,316,571	$(105,998)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments	December 31, 2021

	Shares	Value
COMMON STOCKS — 97.0% (a)
Communication Services — 1.5%
Other Securities (b)(c)		$602,596

Consumer Discretionary — 12.3%
Boot Barn Holdings, Inc. (b)	3,204	394,252
Skyline Champion Corp. (b)	7,828	618,255
Texas Roadhouse, Inc.	4,361	389,350
TopBuild Corp. (b)	1,539	424,625
YETI Holdings, Inc. (b)	3,189	264,145
Other Securities (b)(c)(d)		2,680,989
		4,771,616
Consumer Staples — 2.8%
elf Beauty, Inc. (b)	15,538	516,017
Grocery Outlet Holding Corp. (b)	12,525	354,207
Other Securities (b)(c)(d)		212,916
		1,083,140
Energy — 1.3%
Other Securities (b)(c)		497,542

Financials — 5.6%
Banc of California, Inc.	15,026	294,810
Cadence Bank	11,171	332,784
Home BancShares, Inc.	12,732	310,024
Other Securities (b)(c)		1,228,790
		2,166,408
Health Care — 33.1%
Avid Bioservices, Inc. (b)	16,284	475,167
BioLife Solutions, Inc. (b)	15,656	583,499
CONMED Corp.	4,955	702,421
Enanta Pharmaceuticals, Inc. (b)	3,206	239,745
Harvard Bioscience, Inc. (b)	62,139	438,080
Heska Corp. (b)	1,696	309,503
LeMaitre Vascular, Inc.	5,035	252,908
Medpace Holdings, Inc. (b)	3,366	732,576
Mesa Laboratories, Inc.	2,063	676,850
Neogen Corp. (b)	9,914	450,195
NeoGenomics, Inc. (b)	15,174	517,737
Omnicell, Inc. (b)	2,154	388,668
Organogenesis Holdings, Inc. (b)	26,106	241,219
Repligen Corp. (b)	2,047	542,127
Sharps Compliance Corp. (b)	42,313	301,692

	Shares	Value
Simulations Plus, Inc. (d)	7,813	$369,555
Veracyte, Inc. (b)	5,789	238,507
Vericel Corp. (b)	7,190	282,567
Other Securities (b)(c)(d)		5,158,941
		12,901,957
Industrials — 13.5%
Alta Equipment Group, Inc. (b)	26,118	382,368
Columbus McKinnon Corp.	7,125	329,603
Lawson Products, Inc. (b)	4,834	264,661
Luxfer Holdings PLC	13,503	260,743
Rush Enterprises, Inc. - Class A	4,344	241,700
Saia, Inc. (b)	2,220	748,207
SiteOne Landscape Supply, Inc. (b)	1,350	327,078
The AZEK Co., Inc. (b)	5,785	267,498
Other Securities (b)(c)(d)		2,442,747
		5,264,605
Information Technology — 23.2%
Computer Task Group, Inc. (b)	32,136	320,396
Digital Turbine, Inc. (b)	4,928	300,559
Endava PLC - ADR (b)	2,525	423,998
Evo Payments, Inc. - Class A (b)	18,128	464,077
Mimecast Ltd. (b)	3,760	299,183
Pegasystems, Inc.	4,737	529,691
PROS Holdings, Inc. (b)	7,224	249,156
Qualys, Inc. (b)	2,996	411,111
Repay Holdings Corp. (b)	14,970	273,502
WNS Holdings Ltd. - ADR (b)	8,271	729,668
Workiva, Inc. (b)	5,710	745,098
Other Securities (b)(c)(d)		4,300,932
		9,047,371
Materials — 2.0%
Ferroglobe Representation & Warranty Insurance Trust (b)(e)(f)	840	—
Materion Corp.	3,710	341,097
Quaker Chemical Corp.	1,220	281,552
Other Securities (b)(c)		161,847
		784,496

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2021

	Shares	Value
COMMON STOCKS — 97.0% (a) (Continued)
Real Estate — 1.6%
Innovative Industrial Properties, Inc.	1,482	$389,633
Other Securities (b)(c)		224,125
		613,758
Utilities — 0.1%
Other Securities (c)		51,528

Total Common Stocks (Cost $27,723,276)		37,785,017

Total Investments at Value — 97.0% (Cost $27,723,276)		$37,785,017
Other Assets in Excess of Liabilities — 3.0%		1,177,587
Net Assets — 100.0%		$38,962,604

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2021.

(d)	This security or a partial position of this security is on loan at December 31, 2021. The total fair value of securities on loan at December 31, 2021 was $324,858.
(e)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2021, representing 0.0% of net assets.

(f)	Illiquid security. The total value of such securities is $0 as of December 31, 2021, representing 0.0% of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments	December 31, 2021

	Shares	Value
COMMON STOCKS — 98.6% (a)
Communication Services — 1.5%
Other Securities (b)(c)		$543,684

Consumer Discretionary — 14.8%
Green Brick Partners, Inc. (b)	7,558	229,234
Group 1 Automotive, Inc.	700	136,654
Hanesbrands, Inc.	9,577	160,127
Macy’s, Inc.	6,690	175,144
Red Rock Resorts, Inc. - Class A	11,735	645,542
Vail Resorts, Inc.	998	327,244
Wolverine World Wide, Inc.	5,160	148,660
Other Securities (b)(c)(d)		3,667,453
		5,490,058
Consumer Staples — 4.7%
Cal-Maine Foods, Inc.	10,297	380,886
Flowers Foods, Inc.	4,737	130,125
Lancaster Colony Corp.	971	160,798
Post Holdings, Inc. (b)	3,014	339,768
Seaboard Corp.	49	192,815
Other Securities (b)(c)(d)		528,332
		1,732,724
Energy — 6.7%
California Resources Corp.	3,680	157,173
Civitas Resources, Inc.	5,312	260,129
PDC Energy, Inc.	2,787	135,950
Other Securities (b)(c)(d)		1,924,816
		2,478,068
Financials — 31.1%
Bank OZK	11,430	531,838
BankUnited, Inc.	3,198	135,307
BOK Financial Corp.	2,279	240,412
Cadence Bank	5,959	177,519
Cathay General Bancorp	5,307	228,148
Enstar Group Ltd. (b)	1,512	374,356
FirstCash Holdings, Inc.	1,880	140,643
Glacier Bancorp, Inc.	3,039	172,311
Hancock Whitney Corp.	2,896	144,858
International Bancshares Corp.	3,710	157,267
Live Oak Bancshares, Inc.	3,372	294,342

	Shares	Value
Mr. Cooper Group, Inc. (b)	6,273	$261,020
ProAssurance Corp.	12,174	308,002
PROG Holdings, Inc.	4,864	219,415
Sterling Bancorp	18,895	487,302
United Bankshares, Inc.	4,590	166,525
Other Securities (b)(c)		7,501,108
		11,540,373
Health Care — 3.8%
Natus Medical, Inc. (b)	5,753	136,519
Other Securities (b)(c)		1,259,180
		1,395,699
Industrials — 16.4%
Allegiant Travel Co. (b)	1,220	228,189
Colfax Corp. (b)	8,512	391,297
EMCOR Group, Inc.	2,052	261,404
Encore Wire Corp.	1,386	198,337
Kirby Corp. (b)	2,217	131,734
Matson, Inc.	1,935	174,208
Mueller Industries, Inc.	3,275	194,404
Stericycle, Inc. (b)	2,494	148,742
WESCO International, Inc. (b)	3,293	433,326
Other Securities (b)(c)		3,941,185
		6,102,826
Information Technology — 7.4%
Rambus, Inc. (b)	4,595	135,047
Sanmina Corp. (b)	4,711	195,318
WNS Holdings Ltd. - ADR (b)	3,804	335,589
Other Securities (b)(c)(d)		2,063,546
		2,729,500
Materials — 4.6%
Ashland Global Holdings, Inc.	2,653	285,622
Chase Corp.	1,605	159,794
Taseko Mines Ltd. (b)	76,754	157,346
Other Securities (b)(c)		1,115,544
		1,718,306
Real Estate — 5.3%
CubeSmart	3,777	214,949
Rayonier, Inc.	3,441	138,879
Other Securities (b)(c)(d)		1,626,716
		1,980,544

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2021

	Shares	Value
COMMON STOCKS — 98.6% (a) (Continued)
Utilities — 2.3%
South Jersey Industries, Inc.	7,436	$194,228
Other Securities (c)		658,002
		852,230
Total Common Stocks (Cost $28,195,429)		36,564,012

Total Investments at Value — 98.6% (Cost $28,195,429)		$36,564,012
Other Assets in Excess of Liabilities — 1.4%		534,061
Net Assets — 100.0%		$37,098,073

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR	American Depository Receipt
REIT	Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2021.

(d)	This security or a partial position of this security is on loan at December 31, 2021. The total fair value of securities on loan at December 31, 2021 was $351,050.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments	December 31, 2021

	Shares	Value
COMMON STOCKS — 98.7% (a)
Communication Services — 9.2%
Actua Corp. (b)(c)(d)	100	$1
Alphabet, Inc. - Class A (d)	1,529	4,429,574
Alphabet, Inc. - Class C (d)	1,750	5,063,783
AT&T, Inc.	39,870	980,802
Comcast Corp. - Class A	24,365	1,226,290
Meta Platforms, Inc. - Class A (d)	12,246	4,118,942
Netflix, Inc. (d)	2,435	1,466,941
The Walt Disney Co. (d)	9,015	1,396,333
Verizon Communications, Inc.	22,235	1,155,331
Other Securities (d)(e)(f)		3,861,036
		23,699,033
Consumer Discretionary — 12.4%
Amazon.com, Inc. (d)	2,554	8,515,904
Lowe’s Cos, Inc.	3,718	961,029
McDonald’s Corp.	3,808	1,020,811
NIKE, Inc. - Class B	7,090	1,181,690
Tesla, Inc. (d)	4,835	5,109,531
The Home Depot, Inc.	5,929	2,460,594
Other Securities (d)(e)(f)		12,834,701
		32,084,260
Consumer Staples — 5.5%
Costco Wholesale Corp.	2,354	1,336,366
PepsiCo, Inc.	7,620	1,323,670
The Coca-Cola Co.	23,024	1,363,251
The Procter & Gamble Co.	13,115	2,145,352
Walmart, Inc.	8,552	1,237,389
Other Securities (d)(e)(f)		6,835,186
		14,241,214
Energy — 2.7%
Chevron Corp.	10,518	1,234,287
Exxon Mobil Corp.	22,547	1,379,651
Other Securities (d)(e)(f)		4,316,833
		6,930,771
Financials — 11.8%
Bank of America Corp.	43,222	1,922,947
Berkshire Hathaway, Inc. - Class A (d) .	2	901,324
Berkshire Hathaway, Inc. - Class B (d)	12,136	3,628,664
JPMorgan Chase & Co.	16,220	2,568,437
Wells Fargo & Co.	22,815	1,094,664

	Shares	Value
Other Securities (d)(e)(f)		20,365,074
		30,481,110
Health Care — 12.9%
Abbott Laboratories	9,928	$1,397,267
AbbVie, Inc.	9,696	1,312,838
Danaher Corp.	3,890	1,279,849
Eli Lilly & Co.	4,598	1,270,060
Johnson & Johnson	14,272	2,441,511
Merck & Co., Inc.	14,000	1,072,960
Pfizer, Inc.	31,563	1,863,795
Thermo Fisher Scientific, Inc.	2,193	1,463,257
UnitedHealth Group, Inc.	5,267	2,644,771
Other Securities (d)(e)(f)		18,579,720
		33,326,028
Industrials — 8.5%
Other Securities (d)(e)(f)		21,921,980

Information Technology — 27.2%
Adobe, Inc. (d)	2,661	1,508,947
Advanced Micro Devices, Inc. (d)	6,755	972,044
Apple, Inc.	91,962	16,329,692
Broadcom, Inc.	1,806	1,201,730
Cisco Systems, Inc.	23,431	1,484,822
Intel Corp.	22,697	1,168,896
Intuit, Inc.	1,492	959,684
Mastercard, Inc.	4,895	1,758,871
Microsoft Corp.	40,545	13,636,094
NVIDIA Corp.	13,551	3,985,485
PayPal Holdings, Inc. (d)	6,433	1,213,135
QUALCOMM, Inc.	6,232	1,139,646
salesforce.com, Inc. (d)	5,345	1,358,325
Texas Instruments, Inc.	5,151	970,809
Visa, Inc. - Class A	9,758	2,114,656
Other Securities (d)(e)(f)		20,417,423
		70,220,259
Materials — 2.3%
Ferroglobe Representation & Warranty Insurance Trust (b)(c)(d)	500	—
Other Securities (d)(e)(f)		5,911,639
		5,911,639
Real Estate — 3.8%
Spirit MTA REIT (b)(c)(d)	300	80

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

	Shares	Value
COMMON STOCKS — 98.7% (a) (Continued)
Other Securities (d)(f)		$9,706,451
		9,706,531
Utilities — 2.4%
NextEra Energy, Inc.	10,890	1,016,690
Other Securities (d)(f)		5,245,582
		6,262,272
Total Common Stocks (Cost $59,308,892)		254,785,097

RIGHT – 0.0% (g)
AMR Corp., Escrow (b)(c)(d)	3,275	—
Total Right (Cost $0)		—

Total Investments at Value — 98.7% (Cost $59,308,892)		$254,785,097
Other Assets in Excess of Liabilities — 1.3%		3,408,694
Net Assets — 100.0%		$258,193,791

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

REIT — Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Illiquid security. The total value of such securities is $81 as of December 31, 2021, representing 0.0% of net assets.
(c)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $81 as of December 31, 2021, representing 0.0% of net assets.

(d)	Non-income producing security.
(e)	This security or a partial position of this security is on loan at December 31, 2021. The total market value of securities on loan at December 31, 2021 was $1,196,568 (Note 8).
(f)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2021.

(g)	Represents less than 0.1%.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments	December 31, 2021

	Shares	Value
COMMON STOCKS — 79.6%
Australia — 2.9%
Atlassian Corp. PLC - Class A (b)	4,080	$1,555,663
BGP Holdings Ltd. (b)(c)(d)	4,007	—
CSL Ltd. (a)	11,100	2,350,578
Other Securities (a)(b)(e)(f)		4,815,227
		8,721,468
Austria — 0.2%
Other Securities (a)(f)		468,000

Belgium — 0.3%
Other Securities (a)(b)(f)		909,909

Brazil — 0.8%
Ambev SA	649,900	1,801,518
Other Securities (f)		553,439
		2,354,957
Britain — 6.3%
HSBC Holdings PLC (a)	274,135	1,658,814
Other Securities (a)(b)(e)(f)		17,228,398
		18,887,212
Canada — 4.7%
Canadian Pacific Railway Ltd.	34,750	2,499,915
Lululemon Athletica, Inc. (b)	5,210	2,039,454
Shopify, Inc. - Class A (b)	1,660	2,286,467
Other Securities (b)(e)(f)		7,181,519
		14,007,355
Chile — 0.0% (g)
Other Securities (f)		122,974

China — 4.0%
Alibaba Group Holding Ltd. (a)(b)	104,448	1,563,791
Other Securities (a)(b)(e)(f)		10,478,900
		12,042,691
Czech Republic — 0.2%
Other Securities (a)(f)		710,699

Denmark — 3.1%
AP Moller - Maersk A/S (a)	543	1,948,794
DSV A/S (a)	11,996	2,771,877
Novo Nordisk A/S (a)	21,561	2,410,407

	Shares	Value
Other Securities (a)(b)(e)(f)		$2,004,837
		9,135,915
Egypt — 0.1%
Other Securities (a)(f)		145,207

Finland — 1.0%
Nokia Oyj (a)(b)	283,277	1,779,570
Other Securities (a)(b)(e)(f)(h)		1,323,162
		3,102,732
France — 5.0%
Cie Generale des Etablissements Michelin SCA (a)	13,026	2,135,197
LVMH Moet Hennessy Louis Vuitton SE (a)	3,375	2,785,048
Pernod Ricard SA (a)	6,420	1,544,635
Rexel SA (a)	124,181	2,524,415
Other Securities (a)(b)(e)(f)		5,778,700
		14,767,995
Georgia — 0.0% (g)
Other Securities (a)(f)		117,089

Germany — 3.3%
BASF SE (a)	35,440	2,492,686
Covestro AG (a)(e)	28,809	1,777,654
Fresenius Medical Care AG & Co KGaA (a)	23,405	1,516,157
Other Securities (a)(b)(f)		4,305,436
		10,091,933
Gibraltar — 0.0% (g)
Other Securities (f)		123,833

Greece — 0.0% (g)
FF Group (b)(c)(d)	2,880	—
Other Securities (a)(b)(f)		35,670
		35,670
Hong Kong — 1.9%
AIA Group Ltd. (a)	225,965	2,278,048
Brilliance China Automotive Holdings Ltd. (b)(c)(d)	658,000	—
Other Securities (a)(b)(f)(h)		3,253,226
		5,531,274

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

	Shares	Value
COMMON STOCKS — 79.6% (Continued)
Hungary — 0.0% (g)
Other Securities (f)		$74,365

India — 1.6%
Other Securities (a)(b)(e)(f)		4,797,846

Indonesia — 0.1%
Other Securities (a)(f)		300,698

Ireland — 2.9%
Accenture PLC - Class A	6,645	2,754,685
Experian PLC (a)	65,031	3,190,058
ICON PLC (b)	7,730	2,393,981
Other Securities (a)(b)(f)		353,612
		8,692,336
Isle Of Man — 0.0% (g)
Other Securities (f)		65,275

Israel — 0.5%
Other Securities (a)(b)(f)		1,380,676

Italy — 1.7%
Ferrari NV (a)	9,617	2,473,654
Other Securities (a)(b)(e)(f)		2,617,138
		5,090,792
Japan — 10.5%
Honda Motor Co. Ltd. (a)	60,600	1,701,798
Keyence Corp. (a)	4,380	2,752,664
Komatsu Ltd. (a)	86,400	2,023,402
Lasertec Corp. (a)	9,200	2,796,779
Panasonic Corp. (a)	138,241	1,520,449
Other Securities (a)(b)(f)		20,662,762
		31,457,854
Jersey — 0.0% (g)
Other Securities (f)		22,096

Luxembourg — 0.1%
Other Securities (f)		192,506

Macau — 0.0% (g)
Other Securities (f)		8,386

Malaysia — 0.2%
Other Securities (a)(b)(e)(f)		547,309

	Shares	Value
Malta — 0.1%
Other Securities (a)(b)(f)		$172,616

Mauritius — 0.0% (g)
Other Securities (f)		100,333

Mexico — 0.1%
Other Securities (f)
		318,966
Netherlands — 3.5%
Adyen NV (a)(b)(e)	630	1,648,219
ASML Holding NV	3,570	2,842,220
ASML Holding NV (a)	1,546	1,232,737
Royal Dutch Shell PLC - Class B (a)	91,689	2,014,809
Other Securities (a)(b)(e)(f)		2,625,305
		10,363,290
New Zealand — 0.0% (g)
Other Securities (a)(b)(f)		151,906

Norway — 0.3%
Other Securities (a)(b)(e)(f)		788,916

Philippines — 0.1%
Other Securities (a)(f)		258,788

Poland — 0.1%
Other Securities (a)(b)(f)		434,822

Portugal — 0.1%
Other Securities (a)(b)(f)		311,348

Qatar — 0.1%
Other Securities (a)(f)		226,102

Russia — 0.9%
Other Securities (a)(b)(f)		2,717,458

Saudi Arabia — 0.1%
Other Securities (a)(b)(f)		332,753

Singapore — 0.7%
Other Securities (a)(b)(f)		2,050,027

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

	Shares	Value
COMMON STOCKS — 79.6% (Continued)
South Africa — 0.4%
Other Securities (a)(b)(f)		$1,295,192

South Korea — 2.3%
Other Securities (a)(b)(f)		6,884,564

Spain — 1.1%
Other Securities (a)(b)(e)(f)		3,198,021

Sweden — 2.8%
Atlas Copco AB (a)	29,400	2,035,172
Evolution AB (a)(e)	16,000	2,250,899
Other Securities (a)(b)(e)(f)		4,036,958
		8,323,029
Switzerland — 5.8%
Alcon, Inc. (a)	24,680	2,174,430
Lonza Group AG (a)	2,650	2,207,565
Nestle SA (a)	19,732	2,758,372
Roche Holding AG (a)	4,617	1,913,910
Sika AG (a)	6,856	2,845,896
UBS Group AG (a)	93,104	1,671,039
Other Securities (a)(b)(e)(f)		3,671,144
		17,242,356
Taiwan — 4.5%
Hon Hai Precision Industry Co. Ltd. (a)	584,961	2,193,003
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	115,600	2,559,703
Taiwan Semiconductor Manufacturing Co. Ltd.	23,600	2,839,316
Other Securities (a)(f)		5,727,008
		13,319,030
Thailand — 0.5%
Other Securities (a)(b)(f)		1,470,787

Turkey — 0.3%
Other Securities (a)(b)(f)		787,456

United Arab Emirates — 0.4%
Other Securities (a)(f)		1,082,348

United Kingdom — 0.5%
Other Securities (a)(b)(f)		1,481,672

	Shares	Value
United States — 3.5%
EPAM Systems, Inc. (b)	3,090	$2,065,510
Mettler-Toledo International, Inc. (b)	1,320	2,240,317
ResMed, Inc.	9,910	2,581,357
STERIS PLC	7,300	1,776,893
Other Securities (a)(f)		1,649,025
		10,313,102
Total Common Stocks (Cost $180,175,439)		237,531,934

PREFERRED STOCKS — 0.9%
Brazil — 0.2%
Other Securities (f)		421,643

Colombia — 0.0% (g)
Other Securities (f)		2,259

Germany — 0.7%
Other Securities (a)(f)		1,969,972

Russia — 0.0% (g)
Other Securities (a)(f)		138,763
Total Preferred Stocks (Cost $2,870,875)		2,532,637

	Par Value
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Notes — 0.5%
Other Securities (a)(f)		1,536,066
Total U.S. Treasury Obligations (Cost $1,546,205)		1,536,066

AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.1%
Other Securities (a)(f)(i)		262,900
Total Agency Mortgage-Backed Obligations (Cost $226,217)		262,900

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.0%
Other Securities (a)(e)(f)(i)(j)	$5,949,103
Total Non-Agency Mortgage-Backed Obligations (Cost $6,009,802)	5,949,103

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Other Securities (a)(f)(i)	265,611
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $287,805)	265,611

ASSET-BACKED SECURITIES — 1.6%%
Other Securities (a)(e)(f)(j)	4,868,633
Total Asset-Backed Securities (Cost $4,890,232)	4,868,633

COLLATERALIZED LOAN OBLIGATIONS — 1.5%
Other Securities (a)(e)(f)(j)	4,604,535
Total Collateralized Loan Obligations (Cost $4,599,290)	4,604,535

CORPORATE BONDS — 3.9%
Australia — 0.1%
Other Securities (f)	194,209

Britain — 0.2%
Other Securities (a)(f)	614,598

Canada — 0.1%
Other Securities (a)(f)	287,787

Cayman Islands — 0.0% (g)
Other Securities (a)(f)	86,681

Japan — 0.1%
Other Securities (a)(e)(f)	169,604

United States — 3.4%
Other Securities (a)(e)(f)(j)	10,262,397

Total Corporate Bonds (Cost $11,837,264)	11,615,276

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 4.9%
Voya Emerging Markets Hard Currency Debt Fund - Class P	245,067	$2,298,725
Voya High Yield Bond Fund - Class P	308,773	2,479,447
Voya Investment Grade Credit Fund - Class P	63,869	709,584
Voya Securitized Credit Fund - Class P	929,936	9,085,479
Total Affiliated Registered Investment Companies (Cost $14,329,420)		14,573,235

Total Investments at Value — 95.1% (Cost $226,772,549)		$283,739,930
Other Assets in Excess of Liabilities — 4.9%		14,683,241
Net Assets — 100.0%		$298,423,171

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

(a)	Level 2 security.
(b)	Non-income producing security.
(c)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2021, representing 0.0% of net assets.

(d)	Illiquid security. The total value of such securities is $745,490 as of December 31, 2021, representing 0.3% of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

(e)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2021, the value of these investments was $24,185,446, or 8.1% of total net assets.

(f)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2021.

(g)	Represents less than 0.1%.
(h)	This security or a partial position of this security is on loan at December 31, 2021. The total market value of securities on loan at December 31, 2021 was $91,599 (Note 8).
(i)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2021.
(j)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Total Return Swaps	December 31, 2021

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	MSCI EAFE Total Return Index	Receive	(U.S. Federal Funds Rate + 0.070%)	11/02/2022	Monthly	4,937	$37,992,609	$991,633
Morgan Stanley Capital	MSCI Emerging Markets Total Return Index	Receive	(U.S. Federal Funds Rate + 0.120%)	11/02/2022	Monthly	27,581	16,776,585	(225,794)

Total Return Swaps								$765,839

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Futures Contracts	December 31, 2021

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	1	03/31/2022	$206,115	$123
5-Year U.S. Treasury Note Future	24	03/31/2022	2,348,593	(12,234)
10-Year U.S. Treasury Note Future	21	03/22/2022	2,320,918	(31,542)
U.S. Treasury Long Bond Future	7	03/22/2022	1,013,000	(18,444)
Ultra 10-Year U.S. Treasury Bond Future	24	03/22/2022	2,342,414	(62,861)
Ultra Long-Term U.S. Treasury Bond Future	4	03/22/2022	484,218	(19,633)
Total Futures Contracts Sold Short			$8,715,258	$(144,591)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments	December 31, 2021

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 10.0%
U.S. Treasury Bonds — 1.9%
4.375%, due 02/15/38	$610,000	$838,750
2.250%, due 05/15/41	560,000	587,300
2.000%, due 11/15/41	709,000	715,758
3.000%, due 02/15/49	1,095,000	1,345,481
2.000%, due 02/15/50	495,000	502,502
1.250%, due 05/15/50	400,000	339,500
1.625%, due 11/15/50	1,300	1,210
2.000%, due 08/15/51	447,100	455,763
1.875%, due 11/15/51	910,000	902,748
		5,689,012
U.S. Treasury Notes — 8.1%
0.125%, due 02/28/23	5,140,000	5,119,119
0.125%, due 03/31/23	1,230,000	1,224,042
0.125%, due 04/30/23	950,000	944,805
0.125%, due 05/31/23	105,000	104,344
0.125%, due 10/15/23	1,291,000	1,278,090
0.750%, due 12/31/23	890,000	890,278
2.375%, due 02/29/24	155,000	160,280
0.250%, due 06/15/24	461,000	454,229
1.000%, due 12/15/24 (a)	5,729,700	5,735,072
0.375%, due 11/30/25	910,000	882,416
0.500%, due 02/28/26	760,000	738,269
2.375%, due 04/30/26	135,000	141,581

	Par Value	Value
0.750%, due 08/31/26	$240,000	$234,600
2.000%, due 11/15/26	310,000	320,656
1.250%, due 11/30/26	33,400	33,384
1.250%, due 12/31/26	1,317,300	1,315,859
0.500%, due 06/30/27	790,000	755,684
0.375%, due 09/30/27	69,000	65,313
1.250%, due 09/30/28	228,100	225,462
1.500%, due 11/30/28	287,700	288,869
1.375%, due 12/31/28	2,179,500	2,169,965
2.625%, due 02/15/29	480,000	518,850
1.125%, due 02/15/31	47,000	45,605
1.375%, due 11/15/31 (a)	949,000	936,544
		24,583,316
U.S. Treasury Inflation-Protected Note — 0.0% (b)
0.125%, due 01/15/30	69,878	77,477

Total U.S. Treasury Obligations (Cost $30,065,405)		30,349,805

AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.3%
Federal Home Loan Mortgage Corp. — 2.5%
Freddie Mac REMICS
Series 2989, 33.182%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (c)	105,699	232,662
Series 4249, 4.576%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (c)	563,440	549,049

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.3% (Continued)
Federal Home Loan Mortgage Corp. — 2.5% (Continued)
Series 4355, 4.000%, due 05/15/44	$4,653,560	$5,097,464
Freddie Mac STACR REMIC Trust 2020-DNA3
Series 2020-DNA3, 3.103%, due 06/25/50 (1 Month U.S. LIBOR + 3.000%) (c)(d)	52,320	52,393
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 2.003%, due 01/25/50 (1 Month U.S. LIBOR + 1.900%) (c)(d)	178,683	178,904
Freddie Mac STACR REMIC Trust 2021-HQA1
Series M-2, 2.300%, due 08/25/33 (SOFR 30 Day Average + 2.250%) (c)(d)	300,000	302,231
Freddie Mac STACR REMIC Trust 2021-HQA4
Series B-1, 3.800%, due 12/25/41 (SOFR 30 Day Average + 3.750%) (c)(d)	700,000	704,103
Freddie Mac STACR Trust 2019-HQA2
Series 2019-HQA2, 2.153%, due 04/25/49 (1 Month U.S. LIBOR + 2.050%) (c)(d)	380,879	382,724

	Par Value	Value
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 4.103%, due 08/25/24 (1 Month U.S. LIBOR + 4.000%) (c)	$49,515	$50,374
Series 2017-DNA2, 1.303%, due 10/25/29 (1 Month U.S. LIBOR + 1.200%) (c)	13,060	13,065
		7,562,969
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.6%
FHLMC REMIC SERIES K-1515
Series K-1515, 1.512%, due 02/25/35 (e)	798,081	122,171
Freddie Mac Multiclass Certificates Series 2021-P011
Series X1, 1.846%, due 09/25/45 (e)	570,632	89,184
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-L06, 1.364%, due 12/25/29	956,000	82,637
Series K-109, 1.582%, due 04/25/30 (e)	668,463	74,876
Series K-117, 1.242%, due 08/25/30 (e)	1,294,300	115,812
Series K-G04, 0.853%, due 11/25/30 (e)	1,898,440	122,228

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.3% (Continued)
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.6% (Continued)
Series K-122, 0.883%, due 11/25/30 (e)	$1,857,254	$124,205
Series K-1517, 1.331%, due 07/25/35 (e)	898,896	127,147
Series K-1518, 0.871%, due 10/25/35 (e)	1,491,220	134,010
Series K-1521, 0.981%, due 08/25/36 (e)	819,547	88,614
Freddie Mac REMICS
Series 2980, 6.590%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (c)	406,557	56,513
Series 3311, 6.300%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (c)	1,522,791	345,570
Series 3359, 5.610%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (c)	718,665	107,334
Series 4077, 5.890%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (c)	416,222	60,618
Series 3966, 5.790%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (c)	737,411	106,082
Series 4089, 5.890%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (c)	598,435	93,937
		1,850,938

	Par Value	Value
Federal National Mortgage Association — 0.7%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 2.403%, due 08/25/31 (1 Month U.S. LIBOR + 2.300%) (c)(d)	$31,840	$31,975
Connecticut Avenue Securities Trust 2019-R04
Series 2019-R04, 2.202%, due 06/25/39 (1 Month U.S. LIBOR + 2.100%) (c)(d)	7,157	7,164
Connecticut Avenue Securities Trust 2019-R06
Series 2019-R06, 2.202%, due 09/25/39 (1 Month U.S. LIBOR + 2.100%) (c)(d)	16,975	17,010
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 2.103%, due 01/25/40 (1 Month U.S. LIBOR + 2.000%) (c)(d)	367,796	369,050
Fannie Mae Connecticut Avenue Securities
Series 1M2, 4.103%, due 05/25/25 (1 Month U.S. LIBOR + 4.000%) (c)	175,607	178,887
Series 2015-C04, 5.653%, due 04/25/28 (1 Month U.S. LIBOR + 5.550%) (c)	104,291	108,768

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.3% (Continued)
Federal National Mortgage Association — 0.7% (Continued)
Series 2016-C05, 4.553%, due 01/25/29 (1 Month U.S. LIBOR + 4.450%) (c)	$235,776	$244,329
Series 2017-C07, 2.602%, due 05/25/30 (1 Month U.S. LIBOR + 2.500%) (c)	296,521	300,830
Series 2018-C01, 2.353%, due 07/25/30 (1 Month U.S. LIBOR + 2.250%) (c)	211,281	213,648
Series 2018-C06, 2.103%, due 03/25/31 (1 Month U.S. LIBOR + 2.000%) (c)	327,868	330,481
Series 2018-C06, 2.203%, due 03/25/31 (1 Month U.S. LIBOR + 2.100%) (c)	402,353	405,610
		2,207,752
Federal National Mortgage Association Interest-Only Strips — 1.2%
Fannie Mae Interest Strip
3.500%, due 04/25/44	2,785,888	410,721
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31	3,413,084	131,454
Series 2014-63, 3.500%, due 06/25/33	1,449,028	41,669

	Par Value	Value
Series 2007-50, 6.348%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (c)	$2,523,313	$464,438
Series 2009-78, 6.638%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (c)	3,639,030	806,828
Series 2011-124, 6.398%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (c)	524,575	89,635
Series 2012-20, 6.348%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (c)	483,492	77,182
Series 2012-76, 5.898%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (c)	245,735	41,893
Series 2014-28, 5.948%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (c)	1,496,686	242,433
Series 2017-53, 4.000%, due 07/25/47	208,124	22,716
Series 2008-22, 6.058%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (c)	1,751,332	323,496
Series PS, 5.948%, due 07/25/49 (6.050% - 1 Month U.S. LIBOR) (c)	6,018,977	1,053,690
		3,706,155

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.3% (Continued)
Government National Mortgage Association Interest-Only Strips — 0.3%
Other Securities (c)(f)		$754,866
Total Agency Mortgage-Backed Obligations (Cost $15,629,247)		16,082,680

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6%
Alternative Loan Trust 2006-OA6
Series FLT, 0.522%, due 07/25/46 (1 Month U.S. LIBOR + 0.420%) (c)	$1,317,244	1,199,712
Angel Oak Mortgage Trust I LLC 2019-2
Series 2019-2, 6.286%, due 03/25/49 (d)(e)	1,300,000	1,306,397
BCRR 2016-FRR3 Trust
Series TRUST, 2.021%, due 05/26/26 (1 Month U.S. LIBOR + 18.348%) (c)(d)	797,720	726,890
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.289%, due 09/15/48 (d)(e)	1,000,000	1,021,580
BX Commercial Mortgage Trust 2021-SOAR
Series TR, 2.460%, due 06/15/38 (1 Month U.S. LIBOR + 2.350%) (c)(d)	1,000,000	992,337

	Par Value	Value
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 2.983%, due 09/25/37 (e)	$904,466	$800,632
GCAT 2020-3 LLC
Series LLC, 2.981%, due 09/25/25 (d)	1,071,386	1,075,520
GS Mortgage Securities Corp Trust 2018-RIVR
Series F, 2.210%, due 07/15/35 (1 Month U.S. LIBOR + 2.100%) (c)(d)	1,000,000	920,464
GSAA Home Equity Trust 2005-6
Series 2005-6, 0.747%, due 06/25/35 (1 Month U.S. LIBOR + 0.645%) (c)	814,605	817,872
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (d)(e)	1,400,000	1,403,626
Legacy Mortgage Asset Trust 2020-GS3
Series A2, 4.000%, due 05/25/60 (d)	900,000	896,184
NewRez Warehouse Securitization Trust 2021-1
Series 21-1, 5.352%, due 05/25/55 (1 Month U.S. LIBOR + 5.250%) (c)(d)	1,000,000	999,073

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.6% (Continued)
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.869%, due 10/25/49 (d)(e)(g)	$1,367,651	$1,339,840
WFRBS Commercial Mortgage Trust 2013-C12
Series 2013-C12, 3.500%, due 03/15/48 (d)	900,000	775,262
Other Securities (c)(d)(e)(f)(g)		24,050,590
Total Non-Agency Mortgage-Backed Obligations (Cost $38,528,893)		38,325,979

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.8%
Other Securities (d)(e)(f)(g)		5,592,299
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $7,350,682)		5,592,299

ASSET-BACKED SECURITIES — 5.7%
AMSR 2021-SFR1 Trust
Series 2021-SFR1, 2.900%, due 06/17/38 (d)	1,200,000	1,174,571
Castlelake Aircraft Structured Trust 2019-1
Series 2091-1, 6.899%, due 04/15/39 (d)	923,003	755,083
Progress Residential 2020-SFR3 Trust
Series TR, 4.105%, due 10/17/27 (d)	2,000,000	2,023,199

	Par Value	Value
Progress Residential 2021-SFR3
Series TR, 4.254%, due 05/17/26 (d)	$1,100,000	$1,082,915
Progress Residential Trust
Series TR, 4.003%, due 07/17/38 (d)	700,000	696,465
Santander Drive Auto Receivables Trust 2018-1
Series 2018-1, 4.370%, due 05/15/25 (d)	750,000	755,234
Other Securities (c)(d)(f)(g)		10,878,875
Total Asset-Backed Securities (Cost $17,700,349)		17,366,342

COLLATERALIZED LOAN OBLIGATIONS — 5.3% (c)
Annisa CLO Ltd. 2016-2
Series 2016-R, 2.132%, due 07/20/31 (3 Month U.S. LIBOR + 2.000%) (d)	1,000,000	1,000,063
Ares XLIX CLO Ltd.
Series 2018-49, 2.078%, due 07/22/30 (3 Month U.S. LIBOR + 1.950%) (d)	1,000,000	999,895
Other Securities (d)(f)(g)		14,068,470
Total Collateralized Loan Obligations (Cost $16,098,377)		16,068,428

CORPORATE BONDS — 17.6%
Basic Materials — 0.8%
Other Securities (a)(d)(f)		2,390,868

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

	Par Value	Value
CORPORATE BONDS — 17.6% (Continued)
Communications — 2.3%
Other Securities (c)(d)(f)		$7,096,786

Consumer, Cyclical — 3.3%
Delta Air Lines, Inc.
4.750%, due 10/20/28 (d)	$958,000	1,047,572
Other Securities (a)(d)(f)		8,828,916
		9,876,488
Consumer, Non-cyclical — 3.7%
HCA, Inc.
3.500%, due 09/01/30	746,000	785,165
Other Securities (a)(d)(f)		10,347,238
		11,132,403
Energy — 1.9%
Other Securities (a)(c)(d)(f)		5,851,884

Financial — 2.3%
Other Securities (c)(d)(f)		7,054,854

Industrial — 1.5%
The Boeing Co.
5.150%, due 05/01/30	615,000	717,417
Other Securities (d)(f)		3,746,851
		4,464,268
Technology — 0.9%
Other Securities (d)(f)		2,832,920

Utilities — 0.9%
Other Securities (c)(d)(f)		2,577,205

Total Corporate Bonds (Cost $51,801,259)		53,277,676

		Par Value	Value
FOREIGN BONDS — 21.5%
Argentina — 0.1%
Other Securities (c)(f)			$208,750

Australia — 0.8%
FMG Resources August 2006 Pty Ltd.
4.375%, due 04/01/31 (d)		$995,000	1,048,481
Other Securities (c)(d)(f)			1,303,755
			2,352,236
Austria — 0.0% (b)
Other Securities (d)(f)			166,275

Bermuda — 0.2%
Other Securities (d)(f)			508,923

Brazil — 0.9%
Other Securities (c)(d)(f)			2,706,022

Britain — 1.0%
Other Securities (c)(d)(f)			2,981,107

Canada — 2.4%
Province of Ontario Canada
1.350%, due 12/02/30	CAD	1,610,000	1,207,586
Other Securities (c)(d)(f)			6,058,951
			7,266,537
Cayman Islands — 0.4%
Other Securities (d)(f)			1,249,812

Chile — 0.7%
Other Securities (c)(d)(f)			2,126,416

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

Value
FOREIGN BONDS — 21.5% (Continued)
China — 0.4%
Other Securities (f)	$1,131,432

Colombia — 0.9%
Other Securities (f)	2,846,591

Dominican Republic — 0.0% (b)
Other Securities (f)	144,187

France — 0.4%
Other Securities (a)(c)(d)(f)	1,253,986

Germany — 0.0% (b)
Other Securities (f)	74,468

Greece — 0.2%
Other Securities (d)(f)	742,010

India — 0.2%
Other Securities (d)(f)	743,802

Indonesia — 1.5%
Other Securities (a)(d)(f)	4,551,973

Ireland — 0.2%
Other Securities (d)(f)	762,782

Israel — 0.1%
Other Securities (d)(f)	215,741

Italy — 0.4%
Other Securities (c)(d)(f)	1,113,292

		Par Value	Value
Japan — 0.3%
Japan Government Five Year Bond
0.100%, due 06/20/25	JPY	90,250,000	$790,133
Other Securities (c)(f)			110,541
			900,674
Jersey — 0.2%
Other Securities (d)(f)			489,157

Liberia — 0.1%
Other Securities (d)(f)			460,875

Luxembourg — 1.2%
Other Securities (d)(f)			3,504,419

Malaysia — 0.7%
Other Securities (a)(c)(d)(f)			2,032,717

Mexico — 1.3%
Other Securities (a)(c)(d)(f)			3,856,578

Netherlands — 0.8%
Other Securities (c)(d)(f)			2,558,400

New Zealand — 0.3%
Other Securities (f)			908,974

Norway — 0.6%
Norway Government Bond
2.000%, due 05/24/23 (d)	NOK	6,530,000	750,540
Other Securities (c)(d)(f)			1,017,803
			1,768,343
Panama — 0.4%
Other Securities (c)(d)(f)			1,277,233

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

Value
FOREIGN BONDS — 21.5% (Continued)
Peru — 0.3%
Other Securities (c)(f)	$938,347

Philippines — 0.5%
Other Securities (a)(f)	1,435,908

Portugal — 0.2%
Other Securities (d)(f)	632,212

Puerto Rico — 0.1%
Other Securities (f)	399,343

Qatar — 0.1%
Other Securities (d)(f)	422,874

Saudi Arabia — 0.5%
Other Securities (d)(f)	1,617,761

Singapore — 1.1%
Other Securities (c)(d)(f)	3,243,652

South Korea — 0.8%
Other Securities (a)(c)(d)(f)	2,401,742

Spain — 0.3%
Other Securities (c)(d)(f)	822,758

Sweden — 0.1%
Other Securities (d)(f)	258,350

Switzerland — 0.3%
Other Securities (c)(d)(f)	811,195

	Par Value	Value
Thailand — 0.1%
Other Securities (c)(f)		$417,432

United Arab Emirates — 0.4%
Other Securities (d)(f)		1,087,170

Total Foreign Bonds (Cost $66,091,880)		65,392,456

BANK LOANS — 7.3% (c)
1011778 BC ULC
1.840%, due 11/19/26 (1 Month U.S. LIBOR + 1.750%)	$817,665	807,955
Other Securities (f)(g)		21,291,470
Total Bank Loans (Cost $22,068,435)		22,099,425

	Shares
COMMON STOCKS — 0.9%
Consumer Discretionary — 0.1%
Other Securities (f)(h)		335,188

Financials — 0.5%
Other Securities (f)		1,325,977

Industrials — 0.2%
Other Securities (f)(h)		678,355

Real Estate — 0.1%
Other Securities (f)		269,763

Total Common Stocks (Cost $2,620,565)		2,609,283

PREFERRED STOCKS — 1.6%
Communication Services — 0.1%
Other Securities (d)(f)(g)		250,850

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

	Shares	Value
PREFERRED STOCKS — 1.6% (Continued)
Financials — 0.2%
Other Securities (a)(c)(f)		$591,591

Health Care — 0.2%
Other Securities (a)(f)		464,453

Industrials — 0.1%
Other Securities (a)(f)		229,299

Information Technology — 0.1%
Other Securities (f)		440,232

Utilities — 0.9%
Other Securities (f)		2,752,648

Total Preferred Stocks (Cost $4,265,777)		4,729,073

	Contracts	Notional Amount
PURCHASED OTC OPTIONS — 0.0% (b)
Currency Put Options — 0.0% (b)
Canadian Dollar, 4/11/22 at 1.215 Counterparty: Goldman Sachs Bank, USA	2,415,000	$2,415,000	5,052
Equity Put Options — 0.0% (b)
iShares iBoxx $High Yield Corporate Bond ETF, 3/18/22 at $80.50 Counterparty: Citigroup	150,572	13,101,270	31,826
Total Purchased OTC Options (Cost $104,887)			36,878

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 7.0%
Voya Emerging Markets Hard Currency Debt Fund - Class P	546,707	$5,128,114
Voya Floating Rate Fund - Class P	1,337,945	12,081,644
Voya High Yield Bond Fund - Class P	493,891	3,965,944
Total Affiliated Registered Investment Companies (Cost $21,385,048)		21,175,702

Total Investments at Value — 96.6% (Cost $293,710,804)		$293,106,026
Other Assets in Excess of Liabilities — 3.4%		10,240,330
Net Assets — 100.0%		$303,346,356

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

(a)	This security or a partial position of this security is on loan at December 31, 2021. The total fair value of securities on loan at December 31, 2021 was $4,766,653 (Note 8).
(b)	Represents less than 0.1%.
(c)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2021

or other ‘‘qualified institutional buyers.’’ As of December 31, 2021, the value of these investments was $114,907,434, or 37.9% of total net assets.

(e)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2021.
(f)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2021.

(g)	Illiquid security. The total fair value of such securities is $3,958,048 as of December 31, 2021, representing 1.3% of net assets.
(h)	Non-income producing security.

REMIC — Real Estate Mortgage Investment Conduit

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

CAD — Canadian Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

ETF — Exchange Traded Fund

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Futures Contracts	December 31, 2021

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	70	03/31/2022	$14,427,496	$(8,959)
5-Year U.S. Treasury Note Future	249	03/31/2022	24,366,624	119,170
10-Year U.S. Treasury Note Future	58	03/22/2022	6,410,167	24,757
Euro Bund Future	3	03/08/2022	341,550	(9,532)
Total Futures Contracts Purchased			$45,545,837	$125,436

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	4	03/22/2022	$442,085	$(5,130)
U.S. Treasury Long Bond Future	72	03/22/2022	10,419,453	(123,047)
Ultra 10-Year U.S. Treasury Bond Future	62	03/22/2022	6,051,240	(158,585)
Ultra Long-Term U.S. Treasury Bond Future	2	03/22/2022	242,109	(9,817)
Euro Bund Future	6	03/08/2022	683,099	18,912
30 Year Euro Buxl Future	1	03/08/2022	113,850	11,498
Total Futures Contracts Sold Short			$17,951,836	$(266,169)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts	December 31, 2021

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	1/19/2022	JPY	23,674,559	USD	215,141	$(9,298)
Australia and New Zealand Banking Group Ltd.	1/19/2022	NZD	377,214	AUD	357,292	(1,672)
Australia and New Zealand Banking Group Ltd.	1/19/2022	USD	140,734	NZD	209,029	(2,394)
Bank of America, San Francisco	1/19/2022	USD	27,182	GBP	20,484	(542)
Barclays Capital, Inc.	1/19/2022	AUD	360,768	USD	262,076	416
Barclays Capital, Inc.	1/19/2022	CAD	2,559,261	USD	2,043,157	(19,983)
Barclays Capital, Inc.	1/19/2022	GBP	259,123	EUR	302,812	5,835
Barclays Capital, Inc.	1/19/2022	GBP	308,125	USD	411,806	5,238
Barclays Capital, Inc.	1/19/2022	NZD	956,531	AUD	908,500	(6,051)
Barclays Capital, Inc.	1/19/2022	USD	703,077	AUD	969,633	(2,422)
Barclays Capital, Inc.	1/19/2022	USD	1,604,285	CAD	2,049,065	(15,563)
Barclays Capital, Inc.	1/19/2022	USD	1,981,019	EUR	1,723,265	18,322
Barclays Capital, Inc.	1/19/2022	USD	823,530	GBP	607,500	1,285
Barclays Capital, Inc.	1/19/2022	USD	125,183	NZD	177,515	3,633
Barclays Capital, Inc.	1/19/2022	USD	374,732	SGD	512,869	(5,801)
BNP Paribas Brokerage Services, Inc.	1/14/2022	AUD	3,745,194	USD	2,680,353	44,581
BNP Paribas Brokerage Services, Inc.	1/14/2022	CAD	1,845,134	USD	1,437,474	21,170
BNP Paribas Brokerage Services, Inc.	1/14/2022	CHF	4,146,362	USD	4,539,605	12,493
BNP Paribas Brokerage Services, Inc.	1/14/2022	EUR	2,294,657	USD	2,604,019	9,186
BNP Paribas Brokerage Services, Inc.	1/14/2022	GBP	4,381,279	USD	5,837,856	92,230
BNP Paribas Brokerage Services, Inc.	1/14/2022	NZD	2,879,320	USD	1,958,872	12,833
BNP Paribas Brokerage Services, Inc.	1/14/2022	SEK	15,195,878	USD	1,662,400	19,451
BNP Paribas Brokerage Services, Inc.	1/14/2022	USD	2,518,732	AUD	3,539,536	(56,568)
BNP Paribas Brokerage Services, Inc.	1/14/2022	USD	3,056,233	CAD	3,867,636	(1,270)
BNP Paribas Brokerage Services, Inc.	1/14/2022	USD	2,524,212	CHF	2,320,764	(23,647)
BNP Paribas Brokerage Services, Inc.	1/14/2022	USD	6,988,463	EUR	6,177,765	(46,910)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2021

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
BNP Paribas Brokerage Services, Inc.	1/14/2022	USD	2,445,869	JPY	277,539,878	$32,851
BNP Paribas Brokerage Services, Inc.	1/14/2022	USD	739,165	NOK	6,659,023	(16,783)
BNP Paribas Brokerage Services, Inc.	1/14/2022	USD	3,708,382	SEK	33,688,335	(20,181)
BNY Mellon	1/19/2022	USD	132,813	EUR	117,627	(1,157)
Brown Brothers Harriman & Co.	1/14/2022	NOK	5,915,657	USD	650,480	21,078
Brown Brothers Harriman & Co.	1/14/2022	SEK	9,798,500	USD	1,082,482	1,998
Brown Brothers Harriman & Co.	1/14/2022	USD	301,701	NOK	2,746,226	(10,056)
CIBC, Toronto	1/19/2022	CAD	1,272,261	USD	1,029,958	(24,197)
CIBC, Toronto	1/19/2022	EUR	298,750	GBP	256,056	(6,311)
CIBC, Toronto	1/19/2022	EUR	654,735	USD	756,661	(10,956)
CIBC, Toronto	1/19/2022	JPY	64,221,545	USD	585,000	(26,614)
CIBC, Toronto	1/19/2022	SGD	491,557	USD	362,861	1,859
CIBC, Toronto	1/19/2022	USD	152,771	AUD	206,937	2,205
CIBC, Toronto	1/19/2022	USD	614,514	CAD	776,638	558
Citigroup	1/19/2022	AUD	360,768	USD	263,292	(799)
Citigroup	1/19/2022	BRL	416,696	USD	73,092	1,384
Citigroup	1/14/2022	CAD	2,712,873	USD	2,115,763	28,859
Citigroup	1/19/2022	CAD	1,140,778	USD	907,500	(5,680)
Citigroup	1/14/2022	CHF	2,000,902	USD	2,178,066	18,632
Citigroup	1/19/2022	GBP	921,250	CAD	1,544,634	25,822
Citigroup	1/14/2022	JPY	295,284,752	USD	2,602,648	(35,350)
Citigroup	1/19/2022	NZD	1,665,301	AUD	1,573,292	(4,431)
Citigroup	2/4/2022	PEN	129,831	USD	31,819	655
Citigroup	1/14/2022	SEK	5,442,426	USD	603,179	(822)
Citigroup	1/19/2022	SGD	1,481,691	USD	1,094,916	4,452
Citigroup	1/19/2022	USD	402,533	AUD	547,358	4,278
Citigroup	1/19/2022	USD	954,434	CAD	1,196,439	8,612
Citigroup	1/14/2022	USD	2,178,509	CHF	2,012,016	(30,391)
Citigroup	1/19/2022	USD	497,840	EUR	423,910	15,031
Citigroup	1/14/2022	USD	1,240,119	GBP	929,439	(17,883)
Citigroup	1/19/2022	USD	1,068,270	JPY	116,977,701	51,186
Citigroup	1/19/2022	USD	305,341	MXN	6,610,587	(16,462)
Citigroup	1/14/2022	USD	1,652,536	NZD	2,425,819	(8,620)
Citigroup	1/19/2022	USD	652,671	NZD	929,599	16,144
Citigroup	1/14/2022	USD	753,969	SEK	6,854,451	(4,669)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2021

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Citigroup	1/19/2022	USD	1,395,681	SGD	1,902,288	$(15,756)
Goldman Sachs Bank, USA	1/19/2022	AUD	1,513,000	NZD	1,577,643	20,585
Goldman Sachs Bank, USA	1/14/2022	AUD	2,189,719	USD	1,582,159	11,040
Goldman Sachs Bank, USA	1/19/2022	AUD	2,045,843	USD	1,506,011	(17,467)
Goldman Sachs Bank, USA	1/14/2022	CHF	778,063	USD	842,729	11,471
Goldman Sachs Bank, USA	1/14/2022	EUR	278,574	USD	315,208	2,038
Goldman Sachs Bank, USA	1/19/2022	EUR	424,975	USD	492,949	(8,928)
Goldman Sachs Bank, USA	1/14/2022	GBP	609,096	USD	811,106	13,309
Goldman Sachs Bank, USA	1/14/2022	JPY	34,975,791	USD	306,771	(2,680)
Goldman Sachs Bank, USA	1/19/2022	MXN	6,740,758	USD	310,000	18,140
Goldman Sachs Bank, USA	1/14/2022	NOK	19,719,392	USD	2,191,450	47,140
Goldman Sachs Bank, USA	1/14/2022	NZD	1,107,646	USD	756,267	2,229
Goldman Sachs Bank, USA	1/19/2022	SGD	741,893	USD	549,183	1,279
Goldman Sachs Bank, USA	1/19/2022	USD	230,668	AUD	305,833	8,145
Goldman Sachs Bank, USA	1/19/2022	USD	693,869	CAD	882,633	(3,880)
Goldman Sachs Bank, USA	1/14/2022	USD	1,348,436	EUR	1,196,297	(13,933)
Goldman Sachs Bank, USA	1/19/2022	USD	2,429,906	EUR	2,085,352	54,813
Goldman Sachs Bank, USA	1/14/2022	USD	1,450,226	GBP	1,093,833	(30,284)
Goldman Sachs Bank, USA	1/19/2022	USD	606,667	JPY	69,126,937	5,630
Goldman Sachs Bank, USA	1/14/2022	USD	1,279,554	NOK	11,254,570	1,910
Goldman Sachs Bank, USA	1/14/2022	USD	345,881	NZD	507,576	(1,698)
Goldman Sachs Bank, USA	1/19/2022	USD	345,181	NZD	495,795	5,694
Goldman Sachs Bank, USA	1/14/2022	USD	1,659,908	SEK	15,134,603	(15,162)
Goldman Sachs Bank, USA	1/19/2022	USD	736,771	SGD	1,000,752	(5,755)
Goldman Sachs Bank, USA	1/21/2022	USD	9,892	TRY	128,645	344
HSBC Bank, USA	1/19/2022	CAD	873,182	USD	691,843	(1,566)
HSBC Bank, USA	1/19/2022	EUR	424,974	USD	494,502	(10,481)
HSBC Bank, USA	1/19/2022	GBP	308,125	USD	411,748	5,296
HSBC Bank, USA	1/19/2022	JPY	67,185,977	USD	598,333	(14,173)
HSBC Bank, USA	1/19/2022	MXN	6,644,743	USD	310,000	13,466
HSBC Bank, USA	1/19/2022	NZD	857,500	USD	595,027	(7,868)
HSBC Bank, USA	1/19/2022	SGD	491,329	USD	362,861	1,689
HSBC Bank, USA	1/19/2022	USD	152,884	AUD	206,331	2,759
HSBC Bank, USA	1/19/2022	USD	604,545	CAD	761,498	2,558
HSBC Bank, USA	1/19/2022	USD	1,464,541	EUR	1,283,952	2,195
HSBC Bank, USA	1/19/2022	USD	2,164,638	GBP	1,593,959	7,231
HSBC Bank, USA	1/19/2022	USD	798,531	JPY	90,056,388	15,519
HSBC Bank, USA	1/19/2022	USD	1,466,310	SGD	1,974,181	1,530
JPMChase, New York	1/19/2022	AUD	601,000	NZD	630,539	5,533
JPMChase, New York	1/19/2022	AUD	579,518	USD	429,526	(7,872)
JPMChase, New York	1/19/2022	CAD	1,511,579	USD	1,210,000	(15,051)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2021

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
JPMChase, New York	1/19/2022	GBP	372,092	CAD	620,883	$12,796
JPMChase, New York	1/19/2022	SGD	983,748	USD	725,723	4,187
JPMChase, New York	1/19/2022	USD	14,104	CAD	17,639	160
JPMChase, New York	1/19/2022	USD	251,825	EUR	215,010	6,941
JPMChase, New York	1/21/2022	USD	156	IDR	2,245,940	(1)
JPMChase, New York	1/19/2022	USD	310,000	MXN	6,806,066	(21,319)
JPMChase, New York	1/21/2022	USD	9,374	RUB	705,141	29
JPMChase, New York	1/19/2022	USD	362,040	SGD	486,120	1,354
Morgan Stanley Capital	1/19/2022	AUD	304,000	NZD	319,472	2,436
Morgan Stanley Capital	1/14/2022	AUD	6,166,682	USD	4,437,387	49,376
Morgan Stanley Capital	1/19/2022	CAD	519,728	GBP	306,250	(3,646)
Morgan Stanley Capital	1/14/2022	CAD	733,870	USD	569,921	10,229
Morgan Stanley Capital	1/19/2022	CAD	242,157	USD	192,328	(896)
Morgan Stanley Capital	1/14/2022	CHF	162,631	USD	177,265	1,280
Morgan Stanley Capital	2/4/2022	COP	476,957	USD	122	(5)
Morgan Stanley Capital	1/19/2022	EUR	306,875	GBP	260,270	(2,760)
Morgan Stanley Capital	1/14/2022	EUR	10,117,168	USD	11,440,367	81,283
Morgan Stanley Capital	1/19/2022	EUR	852,467	USD	1,001,375	(30,465)
Morgan Stanley Capital	1/14/2022	GBP	1,499,399	USD	1,983,720	45,725
Morgan Stanley Capital	1/14/2022	JPY	42,682,828	USD	376,197	(5,099)
Morgan Stanley Capital	1/14/2022	NOK	25,736,865	USD	2,862,430	59,277
Morgan Stanley Capital	1/19/2022	NZD	315,556	AUD	300,500	(2,570)
Morgan Stanley Capital	1/14/2022	NZD	2,128,153	USD	1,444,508	12,812
Morgan Stanley Capital	1/21/2022	PLN	244	USD	58	2
Morgan Stanley Capital	1/14/2022	SEK	37,566,623	USD	4,149,526	8,278
Morgan Stanley Capital	1/19/2022	SGD	492,084	USD	362,861	2,249
Morgan Stanley Capital	1/14/2022	USD	1,024,461	AUD	1,421,124	(9,523)
Morgan Stanley Capital	1/19/2022	USD	910,262	AUD	1,234,288	12,201
Morgan Stanley Capital	1/14/2022	USD	3,151,778	CAD	4,041,534	(43,196)
Morgan Stanley Capital	1/19/2022	USD	707,267	CAD	888,701	4,722
Morgan Stanley Capital	1/14/2022	USD	4,686,500	CHF	4,318,692	(54,792)
Morgan Stanley Capital	1/14/2022	USD	4,477,925	EUR	3,963,096	(35,334)
Morgan Stanley Capital	1/19/2022	USD	248,077	EUR	211,955	6,673
Morgan Stanley Capital	1/14/2022	USD	2,221,176	GBP	1,673,916	(44,479)
Morgan Stanley Capital	1/19/2022	USD	2,854,471	GBP	2,113,002	(5,456)
Morgan Stanley Capital	1/14/2022	USD	3,509,677	JPY	398,828,959	42,133
Morgan Stanley Capital	1/19/2022	USD	267,174	MXN	5,758,810	(13,165)
Morgan Stanley Capital	1/14/2022	USD	3,036,814	NOK	27,253,983	(57,119)
Morgan Stanley Capital	1/19/2022	USD	371,266	NOK	3,135,486	15,350
Morgan Stanley Capital	1/14/2022	USD	1,240,258	NZD	1,836,181	(17,125)
Morgan Stanley Capital	1/14/2022	USD	181,989	SEK	1,652,988	(960)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2021

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	1/19/2022	USD	736,771	SGD	999,140	$(4,559)
Morgan Stanley Capital	1/21/2022	ZAR	23,909	USD	1,468	27
National Australia Bank	1/19/2022	USD	63,076	EUR	55,344	42
National Australia Bank	1/19/2022	USD	35,654	NOK	310,903	362
Royal Bank of Canada, Toronto	1/19/2022	CAD	1,236,655	USD	994,613	(16,999)
Royal Bank of Canada, Toronto	1/19/2022	GBP	307,500	CAD	517,178	7,353
Royal Bank of Canada, Toronto	1/19/2022	NZD	178,387	USD	125,088	(2,941)
Royal Bank of Canada, Toronto	1/19/2022	SEK	3,210,504	EUR	311,875	139
Royal Bank of Canada, Toronto	1/19/2022	USD	648,775	AUD	878,798	9,367
Royal Bank of Canada, Toronto	1/19/2022	USD	1,863,790	CAD	2,360,277	(2,081)
Royal Bank of Canada, Toronto	1/19/2022	USD	303,333	JPY	34,567,169	2,783
Royal Bank of Canada, Toronto	1/19/2022	USD	248,726	NZD	355,030	5,625
Standard Chartered Securities N.A.	1/19/2022	CAD	765,182	USD	606,667	(1,767)
Standard Chartered Securities N.A.	2/4/2022	CLP	1,437,301	USD	1,694	(16)
Standard Chartered Securities N.A.	1/19/2022	EUR	298,750	GBP	256,406	(6,784)
Standard Chartered Securities N.A.	1/19/2022	GBP	1,232,500	USD	1,663,416	4,760
Standard Chartered Securities N.A.	1/14/2022	JPY	114,641,697	USD	998,819	(2,088)
Standard Chartered Securities N.A.	1/14/2022	SEK	1,174,131	USD	129,612	339
Standard Chartered Securities N.A.	1/19/2022	USD	303,750	CAD	388,356	(3,257)
Standard Chartered Securities N.A.	1/14/2022	USD	484,561	GBP	365,507	(10,155)
Standard Chartered Securities N.A.	1/14/2022	USD	1,494,377	JPY	169,068,473	24,444
Standard Chartered Securities N.A.	1/19/2022	USD	576,219	JPY	65,530,571	6,452
Standard Chartered Securities N.A.	1/14/2022	USD	1,302,525	NOK	11,759,028	(32,387)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2021

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Standard Chartered Securities N.A.	1/14/2022	USD	197,025	NZD	287,687	$22
Standard Chartered Securities N.A.	1/14/2022	USD	1,728,046	SEK	15,580,850	3,586
State Street Bank, Boston	1/14/2022	AUD	194,493	USD	140,968	541
State Street Bank, Boston	1/19/2022	CAD	3,097,674	GBP	1,837,500	(38,232)
State Street Bank, Boston	1/14/2022	CAD	3,401,316	USD	2,654,184	34,677
State Street Bank, Boston	1/19/2022	CAD	1,162,728	USD	910,000	9,172
State Street Bank, Boston	1/14/2022	CHF	2,884,070	USD	3,144,384	21,903
State Street Bank, Boston	1/19/2022	EUR	306,875	GBP	263,071	(6,551)
State Street Bank, Boston	1/14/2022	EUR	701,441	USD	793,325	5,491
State Street Bank, Boston	1/19/2022	EUR	1,028,687	USD	1,191,464	(19,849)
State Street Bank, Boston	1/19/2022	GBP	306,250	CAD	513,287	8,737
State Street Bank, Boston	1/19/2022	GBP	1,032,908	EUR	1,203,125	27,741
State Street Bank, Boston	1/14/2022	GBP	1,433,487	USD	1,933,518	6,714
State Street Bank, Boston	1/14/2022	JPY	623,175,182	USD	5,452,958	(34,879)
State Street Bank, Boston	1/19/2022	JPY	61,811,394	USD	557,336	(19,906)
State Street Bank, Boston	1/14/2022	NZD	421,848	USD	287,328	1,546
State Street Bank, Boston	1/19/2022	NZD	356,773	USD	248,179	(3,884)
State Street Bank, Boston	1/14/2022	SEK	9,542,057	USD	1,050,452	5,645
State Street Bank, Boston	1/14/2022	USD	4,185,867	AUD	5,825,953	(52,988)
State Street Bank, Boston	1/19/2022	USD	257,463	AUD	362,133	(6,023)
State Street Bank, Boston	1/19/2022	USD	987,515	BRL	5,450,457	13,362
State Street Bank, Boston	1/14/2022	USD	1,949,795	CAD	2,476,381	(7,872)
State Street Bank, Boston	1/19/2022	USD	687,385	CAD	870,769	(984)
State Street Bank, Boston	1/14/2022	USD	127,851	CHF	116,969	(563)
State Street Bank, Boston	1/14/2022	USD	2,118,912	EUR	1,871,384	(12,261)
State Street Bank, Boston	1/19/2022	USD	994,266	EUR	853,931	21,689
State Street Bank, Boston	1/14/2022	USD	6,065,961	GBP	4,522,764	(55,625)
State Street Bank, Boston	1/19/2022	USD	1,275,897	GBP	939,633	4,114
State Street Bank, Boston	1/14/2022	USD	1,370,581	JPY	157,566,315	650
State Street Bank, Boston	1/19/2022	USD	1,155,527	JPY	127,990,410	42,690
State Street Bank, Boston	1/19/2022	USD	920,683	MXN	20,082,908	(56,953)
State Street Bank, Boston	2/4/2022	USD	371	MXN	7,828	(9)
State Street Bank, Boston	1/14/2022	USD	1,512,367	NZD	2,230,848	(15,277)
State Street Bank, Boston	1/19/2022	USD	29,316	NZD	40,977	1,257
State Street Bank, Boston	1/19/2022	USD	381,032	SGD	520,119	(4,880)
TD Securities, Toronto	1/19/2022	USD	43,259	CAD	55,000	(220)
UBS AG, Stamford	1/19/2022	AUD	344,044	USD	252,747	(2,422)
UBS AG, Stamford	1/19/2022	CAD	537,296	NZD	605,000	10,485
UBS AG, Stamford	1/19/2022	CAD	1,179,268	USD	918,334	13,914

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2021

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
UBS AG, Stamford	1/19/2022	EUR	597,500	GBP	512,085	$(12,584)
UBS AG, Stamford	1/19/2022	EUR	427,021	USD	489,310	(2,959)
UBS AG, Stamford	1/19/2022	GBP	654,139	EUR	762,571	16,848
UBS AG, Stamford	1/19/2022	JPY	195,627,195	USD	1,754,402	(53,485)
UBS AG, Stamford	1/19/2022	NZD	605,000	CAD	532,333	(6,562)
UBS AG, Stamford	1/19/2022	NZD	65,000	USD	45,708	(1,200)
UBS AG, Stamford	1/19/2022	SGD	227,892	USD	168,358	731
UBS AG, Stamford	1/19/2022	USD	1,816,591	CAD	2,275,099	18,055
UBS AG, Stamford	1/19/2022	USD	3,711,525	EUR	3,149,766	124,127
UBS AG, Stamford	1/19/2022	USD	468,736	GBP	347,910	(2,157)
UBS AG, Stamford	1/19/2022	USD	816,784	NOK	6,933,580	29,739
UBS AG, Stamford	1/19/2022	USD	944,218	NZD	1,355,572	16,013
UBS AG, Stamford	1/19/2022	USD	1,195,927	SGD	1,619,028	(5,341)
						$163,808

AUD - Australian Dollar

BRL - Brazillian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

EUR - Euro

GBP - British Pound

IDR - Indian Rupee

JPY - Japanese Yen

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Sol

PLN - Polish Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singpore Dollar

TRY - Turkish Lira

USD - U.S. Dollar

ZAR - South African Rand

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Written Options	December 31, 2021

WRITTEN OPTIONS	Counterparty	Contracts	Notional Amount	Value
Equity Put Options
iShares iBoxx $ High Yield Corporate Bond ETF, 1/21/22 at $85.25	Citigroup	81,472	$7,088,879	$(9,817)
Total Written Options (Premiums Received $41,551)			$7,088,879	$(9,817)

ETF — Exchange-Traded Fund

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Interest Rate Swaptions	December 31, 2021

Counterparty	Protection	Description	Exercise Rate	Expiration Date	Notional Amount	Value	Upfront Premium Received	Unrealized Appreciation (Depreciation)
Calls
Goldman Sachs Bank, USA	Buy	Interest Rate, 3MO LIBOR	1.497%	01/06/2032	$1,167,000	$(1,100)	$7,483	$6,383
Puts
Goldman Sachs Bank, USA	Sell	Interest Rate, 3MO LIBOR	1.497%	01/06/2032	1,167,000	(10,222)	7,483	(2,738)

Total Interest Rate Swaptions Written						$(11,322)	$14,966	$3,645

LIBOR — London Interbank Offered Rate.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Centrally Cleared Credit Default Swaps	December 31, 2021

Counterparty	Reference Entity	Protection	Pay Fixed Rate	Termination Date	Payment Frequency	Notional Amount	Value	Premium Received	Unrealized Depreciation
Morgan Stanley Capital	Prudential Financial, Inc.	Buy	1.000%	12/20/2024	Quarterly	445,000	$(9,247)	$7,412	$(1,835)

Total Credit Default Swap Contracts							$(9,247)	$7,412	$(1,835)

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Centrally Cleared Interest Rate Swaps	December 31, 2021

Counterparty	Pay (Receive) Floating Rate	Pay (Receive) Fixed Rate	Termination Date	Payment Frequency	Notional Value	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	3MO LIBOR	(1.466%)	12/21/2031	Quarterly	$91,000	$45	$45
Morgan Stanley Capital	(3MO LIBOR)	1.497%	12/22/2031	Quarterly	113,000	785	785
Morgan Stanley Capital	(3MO LIBOR)	1.548%	12/23/2031	Quarterly	323,000	713	713
Morgan Stanley Capital	3MO LIBOR	(1.540%)	12/24/2031	Quarterly	60,000	(181)	(181)
Morgan Stanley Capital	(3MO LIBOR)	1.569%	12/29/2031	Quarterly	128,411	63	63
Morgan Stanley Capital	(3MO LIBOR)	1.628%	12/31/2031	Quarterly	303,200	(1,536)	(1,536)
Morgan Stanley Capital	3MO LIBOR	(1.581%)	01/04/2032	Quarterly	176,000	61	61
Morgan Stanley Capital	(3MO LIBOR)	1.578%	01/05/2032	Quarterly	50,300	—	—

Total Interest Rate Swap Contracts							$(50)

LIBOR — London Interbank Offered Rate.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Over the Counter Exchange Rate Volatility Swaps	December 31, 2021

Counterparty	Description	Termination Date	Strike Price	Notional Value	Value	Unrealized Appreciation
BNP Paribas Brokerage Services, Inc.	EUR/USD	03/14/2022	6.500	$709,600	$2,750	$2,750
Standard Chartered Securities N.A.	EUR/USD	06/14/2022	6.300	712,500	2,142	2,142
Goldman Sachs Bank, USA	EUR/USD	06/14/2022	6.400	629,500	2,300	2,300

Total Exchange Rate Volatility Swaps					$7,192	$7,192

EUR — Euro

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities December 31, 2021

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
ASSETS:
Unaffiliated investments, at value* (Note 2)	$259,827,075	$203,761,532
Investments in affiliated registered investment companies, at value (Note 6)	13,778,693	12,180,851
Cash and cash equivalents	15,312,301	9,912,389
Cash proceeds from securities lending (Note 8)	65,385	190,450
Margin deposits for futures contracts	152,750	125,825
Receivable for capital shares sold	210,719	185,772
Receivable for investment securities sold	371,540	38,244
Net unrealized appreciation on swap contracts	6,093,160	3,204,371
Securities lending income receivable	4	489
Dividends and interest receivable	134,921	183,409
Foreign withholding tax reclaims receivable	18,367	12,364
Other assets	29,263	26,295
Total Assets	295,994,178	229,821,991
LIABILITIES:
Net variation margin payable on futures contracts	18,359	17,312
Payable upon return of securities loaned (Note 8)	65,385	190,450
Payable for capital shares redeemed	33,723	33,550
Payable for investment securities purchased	971,227	-
Investment advisory fees payable (Note 3)	190,033	143,602
Distribution fees payable (Note 4)	25,382	406
Shareholder service fees payable (Note 4)	20,822	11,765
Administration fees payable	22,612	18,850
Foreign withholding tax payable	18	729
Accrued interest expense (Note 5)	6,996	1,001
Accrued expenses and other payables	52,570	48,806
Total Liabilities	1,407,127	466,471
NET ASSETS	$294,587,051	$229,355,520
* Includes fair value of securities on loan	$61,026	$184,160

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2021

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET ASSETS CONSIST OF:
Paid-in capital	$161,067,234	$178,351,660
Distributable earnings	133,519,817	51,003,860

NET ASSETS	$294,587,051	$229,355,520

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$86,216,779	$6,067,489
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	1,944,610	272,177
Net asset value, offering and redemption price per share	$44.34	$22.29

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$208,370,272	$223,288,031
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	4,028,780	10,019,035
Net asset value, offering and redemption price per share	$51.72	$22.29

Unaffiliated investments, at cost (Note 2)	$161,977,874	$167,647,373
Investments in affiliated registered investment companies, at cost (Note 6)	$13,619,674	$12,145,031

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2021

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$37,785,017	$36,564,012	$254,785,097
Cash and cash equivalents	1,191,308	372,116	3,323,486
Cash proceeds from securities lending (Note 8)	334,880	372,554	1,249,018
Receivable for capital shares sold	48,877	15,516	35,362
Receivable for investment securities sold	—	186,450	—
Securities lending income receivable	36	513	1,909
Dividends and interest receivable	9,216	34,524	159,735
Foreign withholding tax reclaims receivable	—	34	776
Other assets	15,453	14,658	31,713
Total Assets	39,384,787	37,560,377	259,587,096
LIABILITIES:
Payable upon return of securities loaned (Note 8)	334,880	372,554	1,249,018
Payable for capital shares redeemed	4,279	15,258	4,028
Payable for investment securities purchased	9,967	15,363	—
Investment advisory fees payable (Note 3)	17,975	14,033	21,590
Distribution fees payable (Note 4)	12,892	413	50,434
Shareholder service fees payable (Note 4)	3,325	3,767	610
Administration fees payable	6,198	6,558	22,461
Accrued interest expense (Note 5)	566	—	—
Foreign withholding tax payable	—	—	39
Accrued expenses and other payables	32,101	34,358	45,125
Total Liabilities	422,183	462,304	1,393,305
NET ASSETS	$38,962,604	$37,098,073	$258,193,791
* Includes fair value of securities on loan	$324,858	$351,050	$1,196,568

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2021

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET ASSETS CONSIST OF:
Paid-in capital	$25,446,311	$27,634,861	$61,553,838
Distributable earnings	13,516,293	9,463,212	196,639,953

NET ASSETS	$38,962,604	$37,098,073	$258,193,791

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$10,816,910	$6,750,877	$202,121,010
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	430,835	240,545	6,875,203
Net asset value, offering and redemption price per share	$25.11	$28.06	$29.40

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$28,145,694	$30,347,196	$56,072,781
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	966,665	1,054,532	1,905,928
Net asset value, offering and redemption price per share	$29.12	$28.78	$29.42

Unaffiliated investments, at cost (Note 2)	$27,723,276	$28,195,429	$59,308,892

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2021

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$269,166,695	$271,930,324
Investments in affiliated registered investment companies, at value (Note 6)	14,573,235	21,175,702
Cash and cash equivalents	10,144,907	8,128,331
Foreign currency, at value	5,707	—
Cash proceeds from securities lending (Note 8)	95,944	4,870,275
Due from custodian	—	145,515
Margin deposits for futures contracts	163,575	700,350
Margin deposits for swap contracts	1,030,000	138,257
Receivable for capital shares sold	447,102	454,167
Receivable for investment securities sold	739,917	1,025,374
Net unrealized appreciation on swap contracts	765,839	7,192
Unrealized appreciation on swaption contracts	—	6,383
Unrealized appreciation on foreign forward currency contracts (Note 7)	—	1,624,455
Net variation margin receivable on swaps	—	2,406
Securities lending income receivable	499	923
Dividends and interest receivable	599,799	1,863,159
Foreign withholding tax reclaims receivable	1,285,176	12,341
Other assets	36,482	23,339
Total Assets	299,054,877	312,108,493
LIABILITIES:
Options written, at value	—	9,817
Swaption premium received	—	14,966
Due to custodian	3,019	133,112
Due to broker	—	27,938
Payable upon return of securities loaned (Note 8)	95,944	4,870,275
Payable for capital shares redeemed	57,035	195,416
Payable for investment securities purchased	23,521	1,697,212
Unrealized depreciation on swaption contracts	—	2,738
Unrealized depreciation on foreign forward currency contracts (Note 7)	—	1,460,647
Net variation margin payable on futures contracts	19,609	35,929
Investment advisory fees payable (Note 3)	224,189	150,590
Distribution fees payable (Note 4)	253	221
Shareholder service fees payable (Note 4)	12,548	17,266
Administration fees payable	28,282	25,904
Foreign withholding tax payable	53,966	5,661
Accrued interest expense (Note 5)	1,325	—
Accrued expenses and other payables	112,015	114,445
Total Liabilities	631,706	8,762,137
NET ASSETS	$298,423,171	$303,346,356
* Includes value of securities on loan	$91,599	$4,766,653

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2021

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS CONSIST OF:
Paid-in capital	$242,287,515	$305,196,526
Distributable earnings (Accumulated losses)	56,135,656	(1,850,170)

NET ASSETS	$298,423,171	$303,346,356

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$3,269,287	$2,136,543
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	280,877	212,047
Net asset value, offering and redemption price per share (a)	$11.64	$10.08

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$295,153,884	$301,209,813
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	25,741,704	30,142,015
Net asset value, offering and redemption price per share (a)	$11.47	$9.99

Unaffiliated investments, at cost (Note 2)	$212,443,129	$272,325,756
Investments in affiliated registered investment companies, at cost (Note 5)	$14,329,420	$21,385,048
Foreign currency, at cost	$5,160	$—
Premiums received for options written	$—	$41,551

†	For Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $001 per share).
(a)	For Wilshire International Equity Fund, a redemption fee may apply to redemptions of shares held for sixty days or less, subject to certain exceptions (Note 2).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Year Ended December 31, 2021

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
INVESTMENT INCOME:
Dividends	$1,286,277	$2,822,845
Dividends from affiliated registered investment companies (Note 6)	527,785	417,160
Interest	334,139	254,043
Income from securities lending (Note 8)	472	4,744
Foreign taxes withheld	(25,427)	(20,097)
Total income	2,123,246	3,478,695

EXPENSES:
Investment advisory fee (Note 3)	2,109,576	1,673,301
Distribution (12b-1) fees (Note 4)
Investment Class	205,563	15,079
Shareholder Service fees (Note 4)
Institutional Class	93,712	98,898
Investment Class	103,036	7,426
Administration and accounting fees (Note 3)	134,496	114,248
Directors’ fees and expenses (Note 3)	62,356	48,928
Professional fees	60,512	55,874
Registration and filing fees	53,731	55,547
Pricing costs	42,041	44,861
Transfer agent fees (Note 3)	41,385	33,524
Custodian fees (Note 3)	35,436	35,289
Printing expense	25,414	24,699
Insurance expense	16,924	10,971
Other	9,016	8,483
Interest expense (Note 5)	7,388	1,735
Previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser (Note 3)	5,090	—
Total expenses	3,005,676	2,228,863
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(1,620)	—
Fees paid indirectly (Note 4)	(1,084)	(105)
Net expenses	3,002,972	2,228,758

Net investment income (loss)	(879,726)	1,249,937

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2021

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$59,935,068	$40,302,583
Sale of affiliated investment company shares	(63,425)	(56,464)
Long-term capital gain distribution from affiliated registered investment companies	10,058	23,128
Futures contracts	614,335	388,431
Swap contracts	14,280,018	9,638,710
Foreign currency transactions	—	674
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(12,851,384)	2,793,500
Investments in affiliated investment company shares	(140,996)	(133,570)
Futures contracts	(158,879)	(123,995)
Swap contracts	(1,835,435)	(961,452)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	81
Net realized and unrealized gains on investments and foreign currency transactions	59,789,360	51,871,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,909,634	$53,121,563

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2021

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
INVESTMENT INCOME:
Dividends	$191,875	$590,270	$3,143,276
Interest	96	133	1,114
Income from securities lending (Note 8)	2,122	1,659	17,043
Foreign taxes withheld	—	(586)	(480)
Total income	194,093	591,476	3,160,953

EXPENSES:
Investment advisory fee (Note 3)	353,298	314,627	238,721
Shareholder Service fees (Note 4)
Institutional Class	28,916	29,179	14,534
Investment Class	10,850	8,602	116,753
Administration and accounting fees (Note 3)	38,886	40,356	133,828
Registration and filing fees	34,657	35,176	48,023
Distribution (12b-1) fees (Note 4)
Investment Class	28,205	15,879	329,005
Professional fees	26,554	25,447	55,013
Transfer agent fees (Note 3)	24,134	23,809	36,260
Pricing costs	14,588	22,550	55,784
Custodian fees (Note 3)	12,480	16,412	15,060
Printing expense	11,965	12,731	15,178
Directors’ fees and expenses (Note 3)	9,707	8,516	52,185
Other	2,408	2,595	2,141
Insurance expense	1,992	1,711	12,466
Interest expense (Note 5)	1,655	1,410	174
Total expenses	600,295	559,000	1,125,125
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(112,600)	(133,921)	—
Fees paid indirectly (Note 4)	(1,132)	(696)	—
Net expenses	486,563	424,383	1,125,125

Net investment income (loss)	(292,470)	167,093	2,035,828

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains from:
Sale of unaffiliated investments	14,832,854	6,614,240	16,428,052
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(8,848,254)	3,689,452	35,403,173
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	—	2
Net realized and unrealized gains on investments and foreign currency transactions	5,984,600	10,303,692	51,831,227

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,692,130	$10,470,785	$53,867,055

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2021

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$5,896,836	$247,260
Dividends from affiliated registered investment companies	620,493	916,313
Non-cash dividends	467,122	—
Interest	425,113	9,934,938
Income from securities lending (Note 7)	2,444	8,032
Foreign taxes withheld	(787,335)	(30,545)
Total income	6,624,673	11,075,998

EXPENSES:
Investment advisory fee (Note 3)	3,067,786	1,822,226
Custodian fees (Note 3)	365,071	92,787
Administration and accounting fees (Note 3)	242,548	160,574
Shareholder Service fees (Note 4)
Institutional Class	125,874	155,233
Investment Class	4,633	3,736
Pricing costs	93,718	298,451
Professional fees	92,413	76,833
Directors’ fees and expenses (Note 3)	70,173	69,324
Registration and filing fees	51,303	51,022
Transfer agent fees (Note 3)	40,523	37,080
Other	25,763	8,428
Insurance expense	21,202	18,478
Printing expense	18,172	16,830
Interest expense (Note 2)	8,277	—
Distribution (12b-1) fees (Note 4)
Investment Class	6,851	5,065
Total expenses	4,234,307	2,816,067
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(372,589)	(77,038)
Fees paid indirectly (Note 4)	(5,676)	—
Net expenses	3,856,042	2,739,029

Net investment income	2,768,631	8,336,969

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2021

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$35,189,603	$1,897,198
Sale of affiliated registered investment company shares	(80,027)	18,607
Long-term capital gain distribution from affiliated registered investment companies	7,876	—
Futures contracts	626,418	(561,733)
Forward foreign currency contracts	—	34,553
Option contracts written	—	180,034
Swap contracts	10,915,532	(480,940)
Swaption contracts	—	395,406
Foreign currency transactions	(162,389)	(31,375)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(5,243,824)	(7,424,262)
Investments in affiliated investment company shares	(103,490)	(345,421)
Futures contracts	(169,894)	(294,885)
Forward foreign currency contracts	—	171,971
Option contracts written	—	27,078
Swap contracts	(6,976,916)	6,165
Swaption contracts	—	17,749
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(67,357)	(31,988)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	33,935,532	(6,421,843)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,704,163	$1,915,126

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
OPERATIONS:
Net investment income (loss)	$(879,726)	$(493,442)	$1,249,937	$2,867,388
Net realized gains (losses) on investments and foreign currency transactions	74,765,996	51,271,105	50,273,934	(14,121,216)
Long-term capital gain distributions from registered investment companies	10,058	30,340	23,128	32,236
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,986,694)	29,167,079	1,574,564	9,142,990
Net increase (decrease) in net assets resulting from operations	58,909,634	79,975,082	53,121,563	(2,078,602)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(16,133,735)	(13,650,797)	(624,176)	(54,448)
Institutional Class shares	(34,585,139)	(30,321,883)	(23,610,544)	(1,879,212)
Total distributions to shareholders	(50,718,874)	(43,972,680)	(24,234,720)	(1,933,660)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	968,034	1,636,138	316,336	459,739
Shares issued as reinvestment of distributions	15,659,535	13,390,463	561,711	53,358
Shares redeemed	(8,946,272)	(10,449,385)	(1,049,643)	(893,066)
Net increase (decrease) in net assets from Investment Class share transactions	7,681,297	4,577,216	(171,596)	(379,969)

Institutional Class shares:
Shares sold	22,374,699	53,658,417	34,484,987	62,075,523
Shares issued as reinvestment of distributions	33,428,919	29,138,547	23,417,240	1,867,534
Shares redeemed	(39,451,647)	(71,942,910)	(50,315,675)	(58,635,890)
Net increase in net assets from Institutional Class share transactions	16,351,971	10,854,054	7,586,552	5,307,167

Net increase in net assets	32,224,028	51,433,672	36,301,799	914,936

NET ASSETS:
Beginning of period	262,363,023	210,929,351	193,053,721	192,138,785
End of period	$294,587,051	$262,363,023	$229,355,520	$193,053,721

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
OPERATIONS:
Net investment income (loss)	$(292,470)	$(324,421)	$167,093	$214,782
Net realized gains (losses) on investments	14,832,854	5,435,991	6,614,240	(5,441,581)
Net change in unrealized appreciation (depreciation) on investments	(8,848,254)	4,037,553	3,689,452	1,106,315
Net increase (decrease) in net assets resulting from operations	5,692,130	9,149,123	10,470,785	(4,120,484)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(3,055,210)	(1,206,193)	(62,733)	(118,716)
Institutional Class shares	(7,240,937)	(3,758,680)	(350,128)	(773,004)
Total distributions to shareholders	(10,296,147)	(4,964,873)	(412,861)	(891,720)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	268,360	404,964	460,415	532,525
Shares issued as reinvestment of distributions	2,923,634	1,164,454	61,789	116,830
Shares redeemed	(1,860,991)	(1,488,655)	(557,609)	(711,018)
Net increase (decrease) in net assets from Investment Class share transactions	1,331,003	80,763	(35,405)	(61,663)

Institutional Class shares:
Shares sold	2,990,895	3,856,050	1,650,866	5,849,495
Shares issued as reinvestment of distributions	7,103,020	3,702,203	345,764	765,889
Shares redeemed	(15,918,223)	(26,887,293)	(14,903,070)	(21,992,216)
Net decrease in net assets from Institutional Class share transactions	(5,824,308)	(19,329,040)	(12,906,440)	(15,376,832)

Net decrease in net assets	(9,097,322)	(15,064,027)	(2,883,921)	(20,450,699)

NET ASSETS:
Beginning of period	48,059,926	63,123,953	39,981,994	60,432,693
End of period	$38,962,604	$48,059,926	$37,098,073	$39,981,994

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
OPERATIONS:
Net investment income	$2,035,828	$2,300,389	$2,768,631	$2,118,737
Net realized gains on investments and foreign currency transactions	16,428,052	16,685,820	46,489,137	25,496,882
Long-term capital gain distributions from registered investment companies	—	—	7,876	28,129
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	35,403,175	14,403,520	(12,561,481)	7,732,209
Net increase in net assets resulting from operations	53,867,055	33,389,729	36,704,163	35,375,957

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(13,848,970)	(14,051,111)	(543,935)	(157,257)
Institutional Class shares	(3,992,279)	(4,284,398)	(49,759,777)	(20,495,045)
Total distributions to shareholders	(17,841,249)	(18,335,509)	(50,303,712)	(20,652,302)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	13,878,596	12,884,807	1,060,987	370,606
Shares issued as reinvestment of distributions	13,296,783	13,501,542	508,704	151,899
Redemption fees (Note 2)	—	—	35	33
Shares redeemed	(16,985,711)	(37,561,008)	(486,162)	(869,511)
Net increase (decrease) in net assets from Investment Class share transactions	10,189,668	(11,174,659)	1,083,564	(346,973)

Institutional Class shares:
Shares sold	3,941,879	15,300,155	35,250,331	24,320,912
Shares issued as reinvestment of distributions	3,508,853	3,729,111	49,330,817	20,345,307
Redemption fees (Note 2)	—	—	3,870	3,970
Shares redeemed	(8,215,522)	(12,545,555)	(81,516,365)	(141,281,646)
Net increase (decrease) in net assets from Institutional Class share transactions	(764,790)	6,483,711	3,068,653	(96,611,457)

Net increase (decrease) in net assets	45,450,684	10,363,272	(9,447,332)	(82,234,775)

NET ASSETS:
Beginning of period	212,743,107	202,379,835	307,870,503	390,105,278
End of period	$258,193,791	$212,743,107	$298,423,171	$307,870,503

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Year Ended December 31, 2021	Year Ended December 31, 2020
OPERATIONS:
Net investment income	$8,336,969	$10,038,351
Net realized gains on investments and foreign currency transactions	1,451,750	4,045,954
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(7,873,593)	(597,738)
Net increase in net assets resulting from operations	1,915,126	13,486,567

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(70,372)	(73,417)
Institutional Class shares	(11,875,158)	(11,694,069)
Total distributions to shareholders	(11,945,530)	(11,767,486)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	528,790	496,102
Shares issued as reinvestment of distributions	68,253	71,160
Shares redeemed	(395,778)	(482,606)
Net increase in net assets from Investment Class share transactions	201,265	84,656

Institutional Class shares:
Shares sold	42,508,646	73,129,503
Shares issued as reinvestment of distributions	11,777,165	11,607,602
Shares redeemed	(49,779,459)	(75,221,205)
Net increase in net assets from Institutional Class share transactions	4,506,352	9,515,900

Net increase (decrease) in net assets	(5,322,787)	11,319,637

NET ASSETS:
Beginning of period	308,669,143	297,349,506
End of period	$303,346,356	$308,669,143

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$44.34		$38.88		$33.33		$39.53	$33.93

Income (loss) from investment operations:
Net investment loss (a)	(0.27)		(0.19)		(0.15)		(0.20)	(0.08)
Net realized and unrealized gains (losses) on investments	10.33		15.00		9.61		(0.35)	9.24
Total from investment operations	10.06		14.81		9.46		(0.55)	9.16

Less distributions:
From net investment income	—		—		—		—	—
From realized capital gains	(10.06)		(9.35)		(3.91)		(5.65)	(3.56)
Total distributions	(10.06)		(9.35)		(3.91)		(5.65)	(3.56)

Net asset value, end of period	$44.34		$44.34		$38.88		$33.33	$39.53

Total return (b)	23.03%		38.82%		28.61%		(1.90%)	26.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$86,217		$77,659		$64,470		$56,671	$64,130
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.30	%(d)	1.30	%(d)	1.30	%(d)	1.31%	1.30%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(e)	1.30%		1.31%		1.32%		1.31%	1.30%
Net investment loss (f)	(0.55%)		(0.43%)		(0.37%)		(0.48%)	(0.21%)
Portfolio turnover rate	85%		84%		43%		69%	51%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.30%, 1.30% and 1.30% for the years ended December 31, 2021, 2020 and 2019, respectively (Note 3).

(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.30%, 1.31% 1.32%, 1.31%, and 1.30%, for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 respectively (Note 4).

(f)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2021		Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$50.18		$42.99	$36.41	$42.53	$36.19

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.12)		(0.06)	(0.03)	(0.07)	0.05
Net realized and unrealized gains (losses) on investments	11.72		16.65	10.52	(0.40)	9.87
Total from investment operations	11.60		16.59	10.49	(0.47)	9.92

Less distributions:
From net investment income	—		(0.05)	—	—	(0.02)
From realized capital gains	(10.06)		(9.35)	(3.91)	(5.65)	(3.56)
Total distributions	(10.06)		(9.40)	(3.91)	(5.65)	(3.58)

Net asset value, end of period	$51.72		$50.18	$42.99	$36.41	$42.53

Total return (b)	23.42%		39.25%	29.02%	(1.58%)	27.35%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$208,370		$184,704	$146,459	$148,029	$170,708
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	0.97	%(f)	0.98%	1.00%	0.98%	0.98%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(d)	0.97%		0.98%	1.00%	0.99%	0.98%
Net investment income (loss) (e)	(0.22%)		(0.12%)	(0.07%)	(0.16%)	0.11%
Portfolio turnover rate	85%		84%	43%	69%	51%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.97%, 0.98%, 1.00% 0.99%, and 0.98%, for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.
(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 0.97% for the year ended December 31, 2021 (Note 3).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$19.75	$20.11	$17.22	$21.18	$20.40

Income (loss) from investment operations:
Net investment income (a)	0.05	0.22	0.31	0.29	0.30
Net realized and unrealized gains (losses) on investments and foreign currency transactions	4.99	(0.39)	3.74	(2.73)	2.67
Total from investment operations	5.04	(0.17)	4.05	(2.44)	2.97

Less distributions:
From net investment income	(0.28)	—	(0.32)	(0.29)	(0.30)
From realized capital gains	(2.22)	(0.19)	(0.84)	(1.23)	(1.89)
Total distributions	(2.50)	(0.19)	(1.16)	(1.52)	(2.19)

Net asset value, end of period	$22.29	$19.75	$20.11	$17.22	$21.18

Total return (b)	25.82%	(0.81%)	23.63%	(11.71%)	14.64%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,068	$5,509	$6,070	$5,137	$6,547
Operating expenses (c)(d)	1.32%	1.32%	1.26%	1.24%	1.26%
Net investment income (e)	0.24%	1.32%	1.61%	1.40%	1.38%
Portfolio turnover rate	87%	77%	48%	65%	39%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.32%, 1.32%, 1.26%, 1.24%, and 1.26% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 respectively (Note 4).

(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$19.56	$19.86	$17.01	$20.95	$20.20

Income (loss) from investment operations:
Net investment income (a)	0.13	0.28	0.36	0.35	0.36
Net realized and unrealized gains (losses) on investments and foreign currency transactions	5.14	(0.39)	3.71	(2.71)	2.65
Total from investment operations	5.27	(0.11)	4.07	(2.36)	3.01

Less distributions:
From net investment income	(0.32)	—	(0.38)	(0.35)	(0.37)
From realized capital gains	(2.22)	(0.19)	(0.84)	(1.23)	(1.89)
Total distributions	(2.54)	(0.19)	(1.22)	(1.58)	(2.26)

Net asset value, end of period	$22.29	$19.56	$19.86	$17.01	$20.95

Total return (b)	27.26%	(0.52%)	23.99%	(11.47%)	14.99%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$223,288	$187,545	$186,069	$182,553	$151,923
Operating expenses (c)(d)	0.99%	0.99%	0.98%	0.97%	0.98%
Net investment income (e)	0.57%	1.65%	1.88%	1.70%	1.67%
Portfolio turnover rate	87%	77%	48%	65%	39%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.99% 0.98%, 0.98%, 0.97%, and 0.98% for the years ended December 31 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$30.94	$27.09	$21.71		$25.05	$24.41

Income (loss) from investment operations:
Net investment loss (a)	(0.29)	(0.24)	(0.17)		(0.17)	(0.19)
Net realized and unrealized gains (losses) on investments	4.07	7.84	6.07		(1.75)	3.51
Total from investment operations	3.78	7.60	5.90		(1.92)	3.32

Less distributions:
From realized capital gains	(9.61)	(3.75)	(0.52)		(1.42)	(2.68)

Net asset value, end of period	$25.11	$30.94	$27.09		$21.71	$25.05

Total return (b)	13.07%	28.98%	27.23%		(7.87%)	13.66%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,817	$11,128	$9,823		$8,162	$11,386
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35%	1.35%	1.35	%(c)	1.35%	1.48%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.63%	1.63%	1.54%		1.54%	1.64%
Net investment loss	(0.88)%	(0.91)%	(0.67%)		(0.65%)	(0.75%)
Portfolio turnover rate	65%	50%	67%		92%	110%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.35% for the year ended December 31, 2019 (Note 3).

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.63%, 1.63%, 1.53% 1.54%, and 1.60%, for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$34.40	$29.70	$23.70		$27.14	$26.18

Income (loss) from investment operations:
Net investment loss (a)	(0.24)	(0.19)	(0.12)		(0.11)	(0.14)
Net realized and unrealized gains (losses) on investments	4.57	8.64	6.64		(1.91)	3.78
Total from investment operations	4.33	8.45	6.52		(2.02)	3.64

Less distributions:
From realized capital gains	(9.61)	(3.75)	(0.52)		(1.42)	(2.68)

Net asset value, end of period	$29.12	$34.40	$29.70		$23.70	$27.14

Total return (b)	13.36%	29.30%	27.56%		(7.63%)	13.96%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$28,146	$36,932	$53,301		$44,603	$36,599
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.10%	1.10	%(c)	1.10%	1.23%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.38%	1.36%	1.27%		1.27%	1.34%
Net investment loss	(0.64)%	(0.66%)	(0.43%)		(0.37%)	(0.47%)
Portfolio turnover rate	65%	50%	67%		92%	110%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.37%, 1.36%, 1.26% 1.27%, and 1.33%, for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$21.45	$21.85	$18.13	$22.99	$23.75

Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.06	0.14	0.05	(0.05)
Net realized and unrealized gains (losses) on investments (b)	6.80	0.03	3.72	(3.77)	2.09
Total from investment operations	6.87	0.09	3.86	(3.72)	2.04

Less distributions:
From net investment income	(0.24)	—	(0.14)	(0.05)	—
From capital gains	(0.02)	(0.49)	—	(1.09)	(2.80)
Total distributions	(0.26)	(0.49)	(0.14)	(1.14)	(2.80)

Net asset value, end of period	$28.06	$21.45	$21.85	$18.13	$22.99

Total return (c)	32.04%	0.47%	21.32%	(16.35%)	8.65%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,751	$5,186	$5,355	$4,792	$6,305
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35%	1.35%	1.35%	1.35%	1.45%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.75%	1.84%	1.56%	1.57%	1.69%
Net investment income (loss)	0.28%	0.36%	0.69%	0.21%	(0.25%)
Portfolio turnover rate	45%	54%	168%	74%	88%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.75%, 1.84%, 1.55% 1.58%, and 1.67%, for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$21.99	$22.33	$18.53		$23.49	$24.14

Income (loss) from investment operations:
Net investment income (a)	0.13	0.11	0.19		0.11	0.01
Net realized and unrealized gains (losses) on investments (b)	7.00	0.04	3.81		(3.88)	2.14
Total from investment operations	7.13	0.15	4.00		(3.77)	2.15

Less distributions:
From net investment income	(0.32)	—	(0.20)		(0.10)	—
From realized capital gains	(0.02)	(0.49)	—		(1.09)	(2.80)
Total distributions	(0.34)	(0.49)	(0.20)		(1.19)	(2.80)

Net asset value, end of period	$28.78	$21.99	$22.33		$18.53	$23.49

Total return (c)	32.40%	0.73%	21.60%		(16.17%)	8.97%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,347	$34,796	$55,078		$46,948	$33,919
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.10%	1.10	%(d)	1.10%	1.19%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.46%	1.52%	1.28%		1.26%	1.37%
Net investment income	0.49%	0.59%	0.92%		0.53%	0.07%
Portfolio turnover rate	45%	54%	168%		74%	88%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.46%, 1.51%, 1.27% 1.27%, and 1.35%, for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$25.14	$22.93	$18.58	$20.83	$18.86

Income (loss) from investment operations:
Net investment income (a)	0.23	0.26	0.31	0.31	0.29
Net realized and unrealized gains (losses) on investments and foreign currency transactions	6.16	4.25	5.20	(1.45)	3.52
Total from investment operations	6.39	4.51	5.51	(1.14)	3.81

Less distributions:
From net investment income	(0.22)	(0.26)	(0.30)	(0.30)	(0.27)
From realized capital gains	(1.91)	(2.04)	(0.86)	(0.81)	(1.57)
Total distributions	(2.13)	(2.30)	(1.16)	(1.11)	(1.84)

Net asset value, end of period	$29.40	$25.14	$22.93	$18.58	$20.83

Total return (b)	25.59%	19.93%	29.74%	(5.60%)	20.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$202,121	$164,172	$162,114	$134,197	$149,342
Operating expenses	0.52%	0.61%	0.62%	0.60%	0.62%
Net investment income	0.81%	1.13%	1.34%	1.42%	1.39%
Portfolio turnover rate	9%	9%	3%	1%	3%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017
Net asset value, beginning of period	$25.15	$22.93	$18.58	$20.83	$18.85

Income (loss) from investment operations:
Net investment income (a)	0.29	0.33	0.37	0.37	0.35
Net realized and unrealized gains (losses) on investments and foreign currency transactions	6.17	4.26	5.20	(1.46)	3.53
Total from investment operations	6.46	4.59	5.57	(1.09)	3.88

Less distributions:
From net investment income	(0.28)	(0.33)	(0.36)	(0.35)	(0.33)
From realized capital gains	(1.91)	(2.04)	(0.86)	(0.81)	(1.57)
Total distributions	(2.19)	(2.37)	(1.22)	(1.16)	(1.90)

Net asset value, end of period	$29.42	$25.15	$22.93	$18.58	$20.83

Total return (b)	25.85%	20.28%	30.08%	(5.32%)	20.57%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$56,073	$48,571	$40,266	$32,110	$35,066
Operating expenses	0.31%	0.31%	0.33%	0.33%	0.33%
Net investment income	1.02%	1.44%	1.61%	1.70%	1.67%
Portfolio turnover rate	9%	9%	3%	1%	3%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017
Net asset value, beginning of period	$12.38		$11.37		$9.32		$11.19		$8.92

Income (loss) from investment operations:
Net investment income (a)	0.09		0.05		0.12		0.10		0.08
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.41		1.81		2.07		(1.51)		2.20
Total from investment operations	1.50		1.86		2.19		(1.41)		2.28

Less distributions:
From net investment income	(0.39)		(0.02)		(0.14)		(0.04)		(0.01)
From realized capital gains	(1.85)		(0.83)		—		(0.42)		—
Total distributions	(2.24)		(0.85)		(0.14)		(0.46)		(0.01)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$11.64		$12.38		$11.37		$9.32		$11.19

Total return (c)	12.48%		16.55%		23.52%		(12.66%)		25.54%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,269		$2,438		$2,612		$2,789		$4,176
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.50%		1.50%		1.50%		1.51	%(e)	1.51	%(e)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.76	%(f)	1.69	%(f)	1.63	%(f)	1.59%		1.55%
Net investment income (g)	0.65%		0.44%		1.21%		1.02%		0.87%
Portfolio turnover rate	53%		61%		54%		96%		62%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.50%, and 1.50% for the years ended December 31, 2018, and 2017, respectively (Note 3).

(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.76%, 1.69% and 1.63% for the years ended December 31, 2021, 2020 and 2019, respectively (Note 4).

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017
Net asset value, beginning of period	$12.20		$11.19		$9.19		$11.04		$8.81

Income (loss) from investment operations:
Net investment income (a)	0.12		0.08		0.14		0.13		0.10
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.39		1.78		2.05		(1.49)		2.18
Total from investment operations	1.51		1.86		2.19		(1.36)		2.28

Less distributions:
From net investment income	(0.39)		(0.02)		(0.19)		(0.07)		(0.05)
From realized capital gains	(1.85)		(0.83)		—		(0.42)		—
Total distributions	(2.24)		(0.85)		(0.19)		(0.49)		(0.05)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$11.47		$12.20		$11.19		$9.19		$11.04

Total return (c)	12.78%		16.82%		23.81%		(12.39%)		25.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$295,154		$305,433		$387,493		$383,682		$351,136
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.25%		1.25%		1.25	%(e)	1.27	%(e)	1.26	%(f)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.38	%(g)	1.32	%(g)	1.29	%(g)	1.25%		1.26%
Net investment income (h)	0.90%		0.71%		1.39%		1.28%		1.02%
Portfolio turnover rate	53%		61%		54%		96%		62%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.25% (Note 3).

(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.25% for the year ended December 31, 2017.

(g)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.38%, 1.31% and 1.28% for the years ending December 31, 2021, 2020 and 2019, respectively (Note 4).

(h)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2021	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017
Net asset value, beginning of period	$10.39	$10.42		$9.88		$10.25		$10.14

Income (loss) from investment operations:
Net investment income (a)	0.26	0.33		0.35		0.32		0.35
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	(0.22)	0.03		0.58		(0.39)		0.22
Total from investment operations	0.04	0.36		0.93		(0.07)		0.57

Less distributions:
From net investment income	(0.26)	(0.35)		(0.39)		(0.30)		(0.42)
From realized capital gains	(0.09)	(0.04)		—		—		(0.04)
Total distributions	(0.35)	(0.39)		(0.39)		(0.30)		(0.46)

Net asset value, end of period	$10.08	$10.39		$10.42		$9.88		$10.25

Total return (c)	0.40%	3.59	%(d)	9.58	%(d)	(0.65	%)(d)	5.60	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,136	$1,998		$1,913		$1,864		$6,409
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	1.15%	1.15%		1.18	%(f)	1.16%		1.17	%(g)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.31%	1.29%		1.26%		1.20%		1.23%
Net investment income (h)	2.49%	3.24%		3.37%		3.02%		3.28%
Portfolio turnover rate	109%	104%		89%		177%		88%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(e)	Ratio does not include expenses from underlying funds.
(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.15% for the year ended December 31, 2019.

(g)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(h)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2021	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017
Net asset value, beginning of period	$10.33	$10.37		$9.83		$10.22		$10.10

Income (loss) from investment operations:
Net investment income (a)	0.28	0.35		0.38		0.35		0.37
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	(0.22)	0.03		0.58		(0.40)		0.22
Total from investment operations	0.06	0.38		0.96		(0.05)		0.59

Less distributions:
From net investment income	(0.31)	(0.38)		(0.42)		(0.34)		(0.43)
From realized capital gains	(0.09)	(0.04)		—		—		(0.04)
Total distributions	(0.40)	(0.42)		(0.42)		(0.34)		(0.47)

Net asset value, end of period	$9.99	$10.33		$10.37		$9.83		$10.22

Total return (c)	0.63%	3.77	%(d)	9.94	%(d)	(0.43	%)(d)	5.84	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$301,210	$306,671		$295,437		$312,201		$310,227
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	0.90%	0.90%		0.92	%(f)	0.90%		0.92	%(g)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	0.92%	0.92%		0.92%		0.90%		0.92	%(g)
Net investment income (h)	2.75%	3.48%		3.66%		3.48%		3.49%
Portfolio turnover rate	109%	104%		89%		177%		88%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(e)	Ratio does not include expenses from underlying funds.
(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 0.89% for the year ended December 31, 2019.

(g)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(h)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements December 31, 2021

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Large Company Growth Portfolio is an open-end non-diversified investment company. The Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are open-end diversified investment companies. The Company accounts separately for the assets, liabilities and operations of each Portfolio.

The investment objective of Large Company Growth Portfolio is to seek capital appreciation.

The investment objective of Large Company Value Portfolio is to seek capital appreciation.

The investment objective of Small Company Growth Portfolio is to seek capital appreciation.

The investment objective of Small Company Value Portfolio is to seek capital appreciation.

The investment objective of Wilshire 5000 IndexSM Fund is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM before the deduction of the Portfolio’s expenses.

The investment objective of Wilshire International Equity Fund is to seek capital appreciation.

The primary investment objective of Wilshire Income Opportunities Fund is to maximize current income. Long-term capital appreciation is a secondary objective.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges except that the Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of such Portfolio. Each class of shares differs with respect to its service and distribution expenses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolios follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation – Securities listed or traded on U.S. exchanges, including options, futures, swaptions and swap contracts, are valued at the last sales price on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, a security is valued at the mean between the last bid and ask prices. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, a security is valued at the mean between the last bid and ask prices. Debt securities are typically valued at an evaluated bid price by a third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs designed to identify the market value for such securities. Third-party pricing agents often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Adviser’s Pricing Committee concludes it approximates fair value. Equity securities primarily traded on a foreign exchange are typically valued daily at a price as provided by an independent pricing service, which is an estimate of the fair value price. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors (the “Board”) or as determined in good faith by the Adviser’s Pricing Committee, whose members include at least two representatives of Wilshire Advisors LLC (the “Adviser”), one of whom is an officer of the Company, or by the Company’s Valuation Committee which is composed of Directors of the Company. Fair value is defined as the amount the owner of

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Wilshire International Equity Fund uses a third-party pricing agent who provides a daily fair value for foreign securities. In the event that the Adviser believes that the fair values provided are not reliable, the Adviser may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the year ended December 31, 2021, there have been no significant changes to the Portfolios’ fair value methodologies.

The following is a summary of the inputs used to value the Portfolios’ investments as of December 31, 2021:

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Large Company Growth Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$232,833,417	$—	$—	$232,833,417
U.S. Treasury Obligations	—	794,275	—	794,275
Agency Mortgage-Backed Obligations	—	323,956	—	323,956
Non-Agency Mortgage-Backed Obligations	—	5,214,050	—	5,214,050
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	337,935	—	337,935
Asset-Backed Securities	—	4,491,723	—	4,491,723
Collateralized Loan Obligations	—	5,064,579	—	5,064,579
Corporate Bonds	—	10,767,140	—	10,767,140
Affiliated Registered Investment Companies	13,778,693	—	—	13,778,693
Total	$246,612,110	$26,993,658	$—	$273,605,768
Other Financial Instruments**
Assets
Unrealized appreciation on swap contracts	$—	$6,093,160	$—	$6,093,160
Total Assets	$—	$6,093,160	$—	$6,093,160
Liabilities
Unrealized depreciation on futures contracts	$(132,960)	$—	$—	$(132,960)
Total Liabilities	$(132,960)	$—	$—	$(132,960)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$183,580,912	$—	$—	$183,580,912
U.S. Treasury Obligations	—	733,336	—	733,336
Agency Mortgage-Backed Obligations
Interest-Only Strips	—	156,525	—	156,525
Non-Agency Mortgage-Backed Obligations	—	3,882,358	—	3,882,358
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	137,858	—	137,858
Asset-Backed Securities	—	3,486,519	—	3,486,519
Collateralized Loan Obligations	—	4,517,416	—	4,517,416
Corporate Bonds	—	7,266,608	—	7,266,608
Affiliated Registered Investment Companies	12,180,851	—	—	12,180,851
Total	$195,761,763	$20,180,620	$—	$215,942,383
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$346	$—	$—	$346
Unrealized appreciation on swap contracts	—	3,204,371	—	3,204,371
Total Assets	$346	$3,204,371	$—	$3,204,717
Liabilities
Unrealized depreciation on futures contracts	$(106,344)	$—	$—	$(106,344)
Total Liabilities.	$(106,344)	$—	$—	$(106,344)

Small Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$37,785,017	$—	$—	*	$37,785,017
Total	$37,785,017	$—	$—		$37,785,017

Small Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$36,564,012	$—	$—	$36,564,012
Total	$36,564,012	$—	$—	$36,564,012

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$254,785,016	$—	$81	*	$254,785,097
Right	—	—	—	*	—
Total	$254,785,016	$—	$81		$254,785,097

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$46,445,827	$191,086,107	$—	*	$237,531,934
Preferred Stocks	423,902	2,108,735			2,532,637
U.S. Treasury Obligations	—	1,536,066	—		1,536,066
Agency Mortgage-Backed Obligations	—	262,900	—		262,900
Non-Agency Mortgage-Backed Obligations	—	5,949,103	—		5,949,103
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	265,611	—		265,611
Asset-Backed Securities	—	4,868,633	—		4,868,633
Collateralized Loan Obligations	—	4,604,535	—		4,604,535
Corporate Bonds	—	11,615,276	—		11,615,276
Affiliated Registered Investment Companies	14,573,235	—	—		14,573,235
Total	$61,442,964	$222,296,966	$—		$283,739,930
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$123	$—	$—		$123
Unrealized appreciation on swap contracts	—	991,633	—		991,633
Total Assets	$123	$991,633	$—		$991,756
Liabilities
Unrealized depreciation on futures contracts	$(144,714)	$—	$—		$(144,714)
Unrealized depreciation on swap contracts	—	(225,794)	—		(225,794)
Total Liabilities.	$(144,714)	$(225,794)	$—		$(370,508)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$30,349,805	$—	$30,349,805
Agency Mortgage-Backed Obligations	—	16,082,680	—	16,082,680
Non-Agency Mortgage-Backed Obligations	—	38,325,979	—	38,325,979
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	5,592,299	—	5,592,299
Asset-Backed Securities	—	17,366,342	—	17,366,342
Collateralized Loan Obligations	—	16,068,428	—	16,068,428
Corporate Bonds	—	53,277,676	—	53,277,676
Foreign Bonds	—	65,392,456	—	65,392,456
Bank Loans	—	22,099,425	—	22,099,425
Common Stocks	2,609,283	—	—	2,609,283
Preferred Stocks	4,478,223	250,850	—	4,729,073
Purchased OTC Options	—	36,878	—	36,878
Affiliated Registered Investment Companies	21,175,702	—	—	21,175,702
Total	$28,263,208	$264,842,818	$—	$293,106,026
Other Financial Instruments**
Assets
Unrealized appreciation on forward currency contracts	$—	$1,624,455	$—	$1,624,455
Unrealized appreciation on futures contracts	174,337	—	—	174,337
Unrealized appreciation on swap contracts	—	8,859	—	8,859
Unrealized appreciation on swaption contracts	—	6,383	—	6,383
Total Assets	$174,337	$1,639,697	$—	$1,814,034
Liabilities
Written Options	$—	$(9,817)	$—	$(9,817)
Unrealized depreciation on forward currency contracts	—	(1,460,647)	—	(1,460,647)
Unrealized depreciation on futures contracts	(315,070)	—	—	(315,070)
Unrealized depreciation on swap contracts	—	(3,552)	—	(3,552)
Unrealized depreciation on swaption contracts	—	(2,738)	—	(2,738)
Total Liabilities.	$(315,070)	$(1,476,754)	$—	$(1,791,824)

*	Includes securities that have been fair valued at $0.
**

Other financial instruments are derivative financial instruments not reflected in the Condensed Schedules of Investments, such as futures contracts, swap contracts and forward foreign currency contracts. These contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Refer to the Portfolios’ Condensed Schedules of Investments for a listing of the securities by industry or sector type. Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Value Portfolio, and Wilshire Income Opportunities Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2021. Small Company Growth Portfolio held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Wilshire 5000 IndexSM Fund held common stocks and rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $81 and $0, respectively. Wilshire International Equity Fund held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when a Portfolio has over 1% of its net assets in Level 3 investments.

Cash and Cash Equivalents – Idle cash may be swept into various overnight demand deposits and is classified as Cash and cash equivalents on the Statements of Assets and Liabilities. The Portfolios maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Option Transactions – Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes a covered call or put option, an amount equal to the premium received is included as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over whether the underlying securities are subsequently sold (call) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

The long and short average monthly notional value of option contracts purchased and written for Wilshire Income Opportunities Fund during the year ended December 31, 2021 were $9,533,295 and $5,507,052, respectively.

The long and short average monthly notional value of swaption contracts purchased and written for Wilshire Income Opportunities during the year ended December 31, 2021 were $11,197,707 and $6,423,539, respectively.

Total Return Swaps – The Large Company Growth Portfolio, Large Company Value Portfolio, and the Wilshire International Equity Fund enter into total return swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). A party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index. For financial reporting purposes, the unrealized value of such swaps is netted and displayed on the Statements of Assets and Liabilities. Cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. The Portfolios use swaps to gain equity exposure of the underlying index.

Interest Rate Swaps – Wilshire Income Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed-rate bonds held by the Portfolio may decrease if interest rates rise. In order to reduce such risks, the Portfolio may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash to the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. Net periodic interest payments to be received or paid are accrued and settled daily and are recorded as realized gain (loss) on the Statements of Operations. Interest rate swaps are marked-to-market daily and the change is recorded as an unrealized gain (loss) on swap contracts on the Statements of Operations. The average monthly notional value of interest rate swaps for Wilshire Income Opportunities Fund during the year ended December 31, 2021 was $4,968,266.

Credit Default Swaps – During the year ended December 31, 2021, Wilshire Income Opportunities Fund entered into credit default swaps to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. The average monthly notional value of credit default swaps for the Wilshire Income Opportunities Fund during the year ended December 31, 2021 was $1,055,000.

Futures Contracts – During the year ended December 31, 2021, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund held futures contracts. They may use futures contracts to gain exposure or to hedge asset classes such as currencies and fixed income. These Portfolios may use futures contacts as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns and/or assist in managing cash. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Upon entering into a contract, the Portfolios deposit and maintain as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains and losses. Variation margin is typically settled daily. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin deposits for futures contracts on the Statements of Assets and Liabilities. Non-cash collateral pledged by the Portfolios, if any, is noted in the Condensed Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The average monthly notional amount of futures contracts held in Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the year ended December 31, 2021, were as follows:

Portfolio	Long Contracts	Short Contracts
Large Company Growth Portfolio	$1,219,027	$8,805,336
Large Company Value Portfolio	415,722	6,276,663
Wilshire International Equity Fund	52,136	9,989,797
Wilshire Income Opportunities Fund	46,592,941	21,576,875

Investment transactions and investment income – Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. Distributions received on investments that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates. Settlement on bank loan transactions may be in excess of seven business days.

Foreign taxes – The Portfolios may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Portfolios invest.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Mortgage, asset-backed and collateralized loan securities – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in mortgage, asset-backed and collateralized loan securities, including collateralized loan obligations (“CLOs”), which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolios’ return and result in losses to the Portfolios if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Investments in CLOs may be subject to certain tax provisions that could result in the Portfolios incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses a Portfolio experiences with respect to its CLO investments may be an indication of future realized losses.

Stripped Mortgage-Backed Securities (“SMBS”) – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in SMBS. SMBS are derivative multi-class mortgage-backed securities which are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations.

Loan participations and assignments – Wilshire Income Opportunities Fund may invest in direct debt instruments which are interests in amounts owed to lenders and lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan accounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations. The Portfolio currently holds $73,494 in unfunded loan commitments.

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	fair value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Foreign currency transactions are related to gains and losses between trade and settlement dates on currency transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Forward Foreign Currency Contracts – Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward foreign currency contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The average monthly notional value of forward foreign currency contracts purchased and sold for Wilshire Income Opportunities Fund during the year ended December 31, 2021, were $56,641,188 and $70,065,336, respectively.

Centrally Cleared Swaps – For swaps that are centrally cleared, initial margins are posted, and daily changes in fair value are recorded as variation margin at the broker and may be recorded as a payable or receivable on the Statements of Assets and Liabilities as “Net variation margin receivable on swaps” and settled daily against the Portfolio’s margin account. Because the Portfolio’s margin does not leave the brokerage account until recalled, centrally cleared swaps are shown at unrealized appreciation (depreciation) on swap contracts, which closely approximates the accumulated variation margin. Initial margin is determined by each relevant clearing agency and is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. Customer Account Agreements (“CAA”) and related addendums governing the Company’s cleared swap transactions do not provide the Company with legal right of set off and are not associated with a master netting agreement.

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund have entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolios to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolios may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolios. For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

The average monthly notional value of over the counter total return swaps for Large Company Growth Portfolio, Large Company Value Portfolio, and Wilshire International Equity Fund during the year ended December 31, 2021, were $53,969,720, $40,447,059, and $60,508,010, respectively.

The average monthly notional value of over the counter exchange rate volatility swaps for the Wilshire Income Opportunities Fund during the year ended December 31, 2021 was $170,967.

The following table presents, by derivative type, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund’s financial derivative instruments net of the related collateral pledged by counterparty at December 31, 2021:

Large Company Growth Portfolio

	Derivative Assets			Derivative Liabilities
Counterparty	Total Return Swaps	Futures Contracts	Total	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Goldman Sachs Bank, USA	$6,093,160	$—	$6,093,160	$—	$—	$6,093,160	$—	$6,093,160
N/A*	—	188	188	(18,547)	(18,547)	(18,359)	18,359	—
Total	$6,093,160	$188	$6,093,348	$(18,547)	$(18,547)	$6,074,801	$18,359	$6,093,160

Large Company Value Portfolio

	Derivative Assets			Derivative Liabilities
Counterparty	Total Return Swaps	Futures Contracts	Total	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Goldman Sachs Bank, USA	$3,204,371	$—	$3,204,371	$—	$—	$3,204,371	$—	$3,204,371
N/A*	—	—	—	(17,312)	(17,312)	(17,312)	17,312	—
Total	$3,204,371	$—	$3,204,371	$(17,312)	$(17,312)	$3,187,059	$17,312	$3,204,371

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Wilshire International Equity Fund

	Derivative Assets			Derivative Liabilities
Counterparty	Total Return Swaps	Futures Contracts	Total	Total Return Swaps	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Morgan Stanley Capital	$991,633	$—	$991,633	$(225,794)	$—	$(225,794)	$765,839	$—	$765,839
N/A*	—	—	—	—	(19,609)	(19,609)	(19,609)	19,609	—
Total	$991,633	$—	$991,633	$(225,794)	$(19,609)	$(245,403)	$746,230	$19,609	$765,839

Wilshire Income Opportunities Fund

	Derivative Assets
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Futures Contracts	Swaptions	Exchange Rate Volatility Swaps	Total
Australia and New Zealand Banking Group Ltd.	$—	$—	$—	$—	$—	$—
Bank of America, San Francisco	—	—	—	—	—	—
Barclays Capital, Inc.	34,729	—	—	—	—	34,729
BNP Paribas Brokerage Services, Inc.	244,795	—	—	—	2,750	247,545
BNY Mellon	—	—	—	—	—	—
Brown Brothers Harriman & Co.	23,076	—	—	—	—	23,076
CIBC, Toronto	4,622	—	—	—	—	4,622
Citigroup	175,055	31,826	—	—	—	206,881
Goldman Sachs Bank, USA	203,767	5,052	—	6,383	2,300	217,502
HSBC Bank, USA	52,243	—	—	—	—	52,243
JPMChase, New York	31,000	—	—	—	—	31,000
Morgan Stanley Capital	354,053	—	—	—	—	354,053
National Australia Bank	404	—	—	—	—	404
Royal Bank of Canada, Toronto	25,267	—	—	—	—	25,267
Standard Chartered Securities N.A.	39,603	—	—	—	2,142	41,745
State Street Bank, Boston	205,929	—	—	—	—	205,929
TD Securities, Toronto	—	—	—	—	—	—
UBS AG, Stamford	229,912	—	—	—	—	229,912
N/A*	—	—	24,414	—	—	24,414
Total	$1,624,455	$36,878	$24,414	$6,383	$7,192	$1,699,322

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

	Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Written Options	Futures Contracts	Swaptions	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Australia and New Zealand Banking Group Ltd.	$(13,364)	$—	$—	$—	$(13,364)	$(13,364)	$—	$(13,364)
Bank of America, San Francisco	(542)	—	—	—	(542)	(542)	—	(542)
Barclays Capital, Inc.	(49,820)	—	—	—	(49,820)	(15,091)	—	(15,091)
BNP Paribas Brokerage Services, Inc.	(165,359)	—	—	—	(165,359)	82,186	—	82,186
BNY Mellon	(1,157)	—	—	—	(1,157)	(1,157)	—	(1,157)
Brown Brothers Harriman & Co.	(10,056)	—	—	—	(10,056)	13,020	—	13,020
CIBC, Toronto	(68,078)	—	—	—	(68,078)	(63,456)	—	(63,456)
Citigroup	(140,863)	(9,817)	—	—	(150,680)	56,201	—	56,201
Goldman Sachs Bank, USA	(99,787)	—	—	(2,738)	(102,525)	114,977	—	114,977
HSBC Bank, USA	(34,088)	—	—	—	(34,088)	18,155	—	18,155
JPMChase, New York	(44,243)	—	—	—	(44,243)	(13,243)	—	(13,243)
Morgan Stanley Capital	(331,149)	—	—	—	(331,149)	22,904	—	22,904
National Australia Bank	—	—	—	—	—	404	—	404
Royal Bank of Canada, Toronto	(22,021)	—	—	—	(22,021)	3,246	—	3,246
Standard Chartered Securities N.A.	(56,454)	—	—	—	(56,454)	(14,709)	—	(14,709)
State Street Bank, Boston	(336,736)	—	—	—	(336,736)	(130,807)	—	(130,807)
TD Securities, Toronto	(220)	—	—	—	(220)	(220)	—	(220)
UBS AG, Stamford	(86,710)	—	—	—	(86,710)	143,202	—	143,202
N/A*	—	—	(60,343)	—	(60,343)	(35,929)	35,929	—
Total	$(1,460,647)	$(9,817)	$(60,343)	$(2,738)	$(1,533,545)	$165,777	$35,929	$201,706

*	Futures contracts are exchange traded, therefore, other than the exchange, there is not a counterparty to the contract.
**	Actual collateral pledged, or margin deposits in the case of futures contracts, may be larger than reported in order to satisfy broker or exchange requirements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Expense policy – Distribution and shareholder service fees directly attributable to a Class of shares are charged to that class’ operating expenses. Expenses of a Portfolio other than distribution and service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis.

Expenses that are attributable to both the Company and the Wilshire Variable Insurance Trust (an affiliated registered investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of each Class of each Portfolio’s shares.

Investments in REITs – With respect to each Portfolio, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Master Limited Partnerships (“MLPs”) – Each Portfolio may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid at least once a year. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least once a year. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board in order to avoid the application of a 4% non-deductible Federal excise tax.

Redemption fees – Wilshire International Equity Fund charges a redemption fee of 1% on redemption of its shares held for sixty days or less, subject to certain exceptions. During the year ended December 31, 2021, and the year ended December 31, 2020, Wilshire International Equity Fund collected $3,905 and $4,003, respectively, in redemption fees.

New Accounting and Regulatory Pronouncements – In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Portfolios will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

3. Investment Adviser and Other Service Providers.

Pursuant to the Advisory Agreement between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for each of Large Company Growth Portfolio and Large Company Value Portfolio; 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for each of Small Company Growth Portfolio and Small Company Value Portfolio; 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for Wilshire 5000 IndexSM Fund; 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for Wilshire International Equity Fund; and 0.60% of average daily net assets for Wilshire Income Opportunities Fund.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

The Adviser has entered into expense limitation agreements with Large Company Growth Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has entered into expense limitation agreements with Small Company Growth Portfolio and Small Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire International Equity Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire Income Opportunities Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2022. The Adviser may recoup the amount of any fee reductions or expense reimbursements within three years after the day on which it reduced its fees or reimbursed expenses if the recoupment does not cause a Portfolio’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

During the year ended December 31, 2021, the Adviser reduced fees, reimbursed expenses or recouped fees as follows:

Portfolio	Fee Reductions/ Reimbursements	Fees Recouped
Large Company Growth Portfolio	$1,620	$5,090
Small Company Growth Portfolio	112,600	—
Small Company Value Portfolio	133,921	—
Wilshire International Equity Fund	372,589	—
Wilshire Income Opportunities Fund	77,038	—

As of December 31, 2021, the amounts of fee reductions and expense reimbursements subject to recovery by the Adviser from Large Company Growth Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

and Wilshire Income Opportunities Fund are $18,096, $342,117, $407,530, $708,617, and $136,506, respectively. The portions of these amounts that the Adviser may recover expire no later than the following dates:

Portfolio	December 31, 2022	December 31, 2023	December 31, 2024
Large Company Growth Portfolio	$2,524	$13,952	$1,620
Small Company Growth Portfolio	106,613	122,904	112,600
Small Company Value Portfolio	110,173	163,436	133,921
Wilshire International Equity Fund	131,671	204,357	372,589
Wilshire Income Opportunities Fund	1,342	58,126	77,038

The Board has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Pzena Investment Management, LLC (“Pzena”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Ranger Investment Management, LLC (“Ranger”), AllianceBernstein, L.P. (“AllianceBernstein”), Granahan Investment Management, Inc. (“Granahan”), DoubleLine® Capital LP (“DoubleLine”), WCM Investment Management, LLC (“WCM”), Voya Investment Management Co. LLC (“Voya”), Manulife Asset Management (US) LLC (“Manulife”), Lazard Asset Management LLC (“Lazard”), Hotchkis & Wiley Capital Management, LLC (“H&W”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), and Fred Alger Management, LLC (“Alger Management”), (collectively the “Sub-Advisers”) to provide sub-advisory services for the Portfolios. L.A. Capital, AllianceBernstein, Alger Management and Voya each manage a portion of Large Company Growth Portfolio. L.A. Capital, Hotchkis & Wiley, MFS and Voya each manage a portion of Large Company Value Portfolio. L.A. Capital, Ranger, and Granahan each manage a portion of Small Company Growth Portfolio. L.A. Capital, H&W and Diamond Hill each manage a portion of Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for Wilshire 5000 IndexSM Fund. L.A. Capital, Pzena, Lazard, WCM and Voya each manage a portion of Wilshire International Equity Fund. DoubleLine, Voya and Manulife each manage a portion of Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

Commissions earned by Fred Alger & Company, LLC, an affiliate of Alger Management, for services rendered as a registered broker-dealer in securities transactions for Large Company Growth Portfolio for the year ended December 31, 2021, totaled $1,331.

The Portfolios are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Portfolio from or to another mutual fund or separate account that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2021, there were no such transactions by the Portfolios.

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”) serves as the Company’s administrator and accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent. Compass Distributors, LLC, serves as the Company’s principal underwriter. Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Officers’ and Directors’ Expenses – During the year ended December 31, 2021, the Company and the Wilshire Variable Insurance Trust together paid each director who is not an interested person of the Company (“Independent Director”) an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $6,000 for Independent Directors and $7,000 for the Board chair; a telephonic Board meeting fee of $3,000 for Independent Directors and $3,500 for the Board chair; and a telephonic Committee meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Board has adopted a shareholder services and distribution plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio may pay up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares. During the year ended December 31, 2021, the distribution and service fee expenses incurred by the Investment Class of the Portfolios was 0.25% of the respective average net assets of the Investment Class of each Portfolio, except the Wilshire 5000 IndexSM Fund. The Wilshire 5000 IndexSM Fund incurred distribution and service fee expenses totaling 0.18% of the average net assets of the Investment Class.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% of the average

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

daily net assets of Investment Class Shares and Institutional Class Shares, respectively. For the year ended December 31, 2021, the shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	0.125%	0.047%
Large Company Value Portfolio	0.123%	0.046%
Small Company Growth Portfolio	0.096%	0.095%
Small Company Value Portfolio	0.135%	0.095%
Wilshire 5000 IndexSM Fund	0.063%	0.027%
Wilshire International Equity Fund	0.169%	0.041%
Wilshire Income Opportunities Fund	0.184%	0.051%

Fees paid indirectly – The Company has a brokerage commission recapture program with Cowen and Company, LLC (“Cowen”), pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to Cowen are used to reduce the Portfolios’ expenses. Under such program, Cowen, as introducing broker, retains a portion of the Portfolios’ commissions.

Such commissions rebated to the Portfolios during the year ended December 31, 2021, were as follows:

Large Company Growth Portfolio	$1,084
Large Company Value Portfolio	105
Small Company Growth Portfolio	1,132
Small Company Value Portfolio	696
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	5,676
Wilshire Income Opportunities Fund	—

For the year ended December 31, 2021, Cowen retained the following commissions:

Large Company Growth Portfolio	$331
Large Company Value Portfolio	608
Small Company Growth Portfolio	953
Small Company Value Portfolio	148
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	1,759
Wilshire Income Opportunities Fund	—

5. Line of Credit.

The Company and the Wilshire Variable Insurance Trust have a $75,000,000 umbrella line of credit (the “Line”), which is uncommitted and senior secured with U.S. Bank N.A. The Line serves as a temporary liquidity service to meet redemption requests that

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

otherwise might require the untimely disposition of securities. Borrowings made by a Portfolio are secured by the Portfolios assets. The Line has a one-year term and is reviewed annually by the Board of Directors. The Line matures, unless renewed, on January 6, 2023. Interest is charged at the prime rate, which was 3.25% as of December 31, 2021. During the year ended December 31, 2021, the Wilshire Income Opportunities Fund did not have any borrowings under the Line. During the year ended December 31, 2021, the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund, Line activity was as follows:

Fund	Average Interest Rate	Interest Expense	Maximum Borrowings	Maximum Borrowing Date	Average Borrowings
Large Company Growth Portfolio	3.25%	$7,388	$9,411,000	December 14, 2021	$224,882
Large Company Value Portfolio	3.25%	1,735	4,117,000	December 14, 2021	47,008
Small Company Growth Portfolio	3.25%	1,655	3,059,000	February 5, 2021	50,225
Small Company Value Portfolio	3.25%	1,410	3,851,000	February 5, 2021	42,784
Wilshire 5000 IndexSM Fund	3.25%	174	491,000	February 5, 2021	5,279
Wilshire International Equity Fund	3.25%	8,277	10,874,000	February 5, 2021	251,178

6. Investment Transactions.

During the year ended December 31, 2021, aggregate cost of purchases and proceeds from sales and maturities of investments, other than affiliated investments, short-term investments, short sales and purchases to cover short sales, and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$210,649,859	$227,129,150
Large Company Value Portfolio	168,621,196	179,245,447
Small Company Growth Portfolio	26,554,342	42,266,607
Small Company Value Portfolio	16,427,708	29,409,195
Wilshire 5000 IndexSM Fund	21,075,537	28,420,859
Wilshire International Equity Fund	135,018,102	167,073,112
Wilshire Income Opportunities Fund	143,859,053	144,539,379

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Purchases and sales and maturities of long-term U.S. Government securities during the year ended December 31, 2021 were:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$10,336,373	$9,603,279
Large Company Value Portfolio	8,615,689	7,885,298
Wilshire International Equity Fund	15,897,010	14,423,044
Wilshire Income Opportunities Fund	177,697,934	176,928,256

Due to Voya managing a portion of Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the year ended December 31, 2021, certain securities held by such Portfolios are considered affiliated investments. Purchases and sales of shares of affiliated registered investment companies by Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the year ended December 31, 2021, and the value of such investments as of December 31, 2021, were as follows:

Large Company Growth Portfolio

Fund	Value as of December 31, 2020	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2021	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P	$2,089,744	$305,407	$—	$—	$(154,559)	$2,240,592	$105,567	$—
Voya High Yield Bond Fund - Class P	2,526,256	369,354	(800,000)	20,094	(33,283)	2,082,421	115,772	—
Voya Investment Grade Credit Fund - Class P	2,468,643	201,583	(1,650,000)	(118,539)	4,515	906,202	36,602	10,058
Voya Securitized Credit Fund - Class P	8,303,211	1,368,916	(1,200,000)	35,020	42,331	8,549,478	269,844	—
	$15,387,854	$2,245,260	$(3,650,000)	$(63,425)	$(140,996)	$13,778,693	$527,785	$10,058

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Large Company Value Portfolio

Fund	Value as of December 31, 2020	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2021	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P	$1,358,333	$470,495	$—	$—	$(106,105)	$1,722,723	$71,691	$—
Voya High Yield Bond Fund - Class P	1,631,540	286,937	(300,000)	7,301	(15,197)	1,610,581	85,800	—
Voya Investment Grade Credit Fund - Class P	2,622,934	486,638	(900,000)	(63,765)	(62,092)	2,083,715	60,543	23,128
Voya Securitized Credit Fund - Class P	5,319,256	1,394,752	—	—	49,824	6,763,832	199,126	—
	$10,932,063	$2,638,822	$(1,200,000)	$(56,464)	$(133,570)	$12,180,851	$417,160	$23,128

Wilshire International Equity Fund

Fund	Value as of December 31, 2020	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2021	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P	$2,350,962	$116,941	$—	$—	$(169,178)	$2,298,725	$116,202	$—
Voya High Yield Bond Fund - Class P	2,842,037	149,407	(500,000)	12,099	(24,096)	2,479,447	145,981	—
Voya Investment Grade Credit Fund - Class P	2,262,923	46,796	(1,500,000)	(106,183)	6,048	709,584	34,195	7,876
Voya Securitized Credit Fund - Class P	9,263,281	324,414	(600,009)	14,057	83,736	9,085,479	324,115	—
	$16,719,203	$637,558	$(2,600,009)	$(80,027)	$(103,490)	$14,573,235	$620,493	$7,876

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Wilshire Income Opportunities Fund

Fund	Value as of December 31, 2020	Purchases	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2021	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P	$5,544,550	$264,559	$(300,000)	$18,607	$(399,602)	$5,128,114	$260,981	$—
Voya Floating Rate Fund - Class P	9,793,585	2,219,642	—	—	68,417	12,081,644	430,143	—
Voya High Yield Bond Fund - Class P	3,752,640	227,540	—	—	(14,236)	3,965,944	225,189	—
	$19,090,775	$2,711,741	$(300,000)	$18,607	$(345,421)	$21,175,702	$916,313	$—

7. Derivative Transactions.

Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire 5000 IndexSM Fund did not hold any derivative instruments as of or during the year ended December 31, 2021.

At December 31, 2021, Large Company Growth Portfolio is invested in derivative contracts, which are reflected in the Portfolio’s Statement of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	N/A	$—	Net variation margin payable on futures contracts	$(132,960)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	6,093,160	N/A	—
			$6,093,160		$(132,960)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Portfolio’s Statement of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

At December 31, 2021, Large Company Value Portfolio is invested in derivative contracts, which are reflected in the Portfolio’s Statement of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$346	Net variation margin payable on futures contracts	$(106,344)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	3,204,371	N/A	—
			$3,204,717		$(106,344)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Portfolio’s Statement of Assets and Liabilities.

At December 31, 2021, Wilshire International Equity Fund is invested in derivative contracts, which are reflected in the Portfolio’s Statement of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$123	Net variation margin payable on futures contracts	$(144,714)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	991,633	Net unrealized appreciation on swap contracts	(225,794)
			$991,756		$(370,508)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Portfolio’s Statement of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

At December 31, 2021, Wilshire Income Opportunities Fund is invested in derivative contracts, which are reflected in the Portfolio’s Statement of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$174,337	Net variation margin payable on futures contracts	$(315,070)
	Centrally cleared interest rate swaps*	Net variation margin receivable on swaps	1,667	Net variation margin receivable on swaps	(1,717)
	OTC interest rate swaptions	Unrealized appreciation on swaption contracts	6,383	Unrealized depreciation on swaption contracts	(2,738)
Credit	Centrally cleared credit default swap contracts*	N/A	—	Net variation margin receivable on swaps	(1,835)
Currency	Forward foreign currency exchange contracts	Unrealized appreciation on foreign forward currency contracts	1,624,455	Unrealized depreciation on foreign forward currency contracts	(1,460,647)
	OTC exchange rate volatility swaps	Net unrealized appreciation on swap contracts	7,192	N/A	—
	OTC currency options	Unaffiliated investments, at value	5,052	N/A	—
Equity	OTC equity options	Unaffiliated investments, at value	31,826	Options written, at value	(9,817)
			$1,850,912		$(1,791,824)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts, Schedule of Centrally Cleared Credit Default Swaps, and Schedule of Centrally Cleared Interest Rate Swaps. For futures contracts, centrally cleared credit default swaps, and centrally cleared interest rate swaps, only current day’s variation margin is reported within the Portfolio’s Statement of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

For the year ended December 31, 2021, the effect of derivative contracts in Large Company Growth Portfolio’s Statement of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$614,335	$(158,879)
Equity	Total return swap contracts	Swap contracts	14,280,018	(1,835,435)

For the year ended December 31, 2021, the effect of derivative contracts in Large Company Value Portfolio’s Statement of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$388,431	$(123,995)
Equity	Total return swap contracts	Swap contracts	9,638,710	(961,452)

For the year ended December 31, 2021, the effect of derivative contracts in Wilshire International Equity Fund’s Statement of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$626,418	$(169,894)
Equity	Total return swap contracts	Swap contracts	10,915,532	(6,976,916)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

For the year ended December 31, 2021, the effect of derivative contracts in Wilshire Income Opportunities Fund’s Statement of Operations was as follows:

		Statement of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$(561,733)	$(294,885)
Interest Rate	Swaptions	Swaption contracts	498,460	3,645
Interest Rate	Swap contracts	Swap contracts	(434,601)	(50)
Interest Rate Total			(497,874)	(291,290)

Credit	Swaptions	Swaption contracts	(103,054)	14,104
Credit	Swap contracts	Swap contracts	(46,339)	(977)
Credit Total			(149,393)	13,127

Currency	Forward foreign currency exchange contracts	Forward foreign currency contracts	34,553	171,971
Currency	Written options	Option contracts written	165,654	(4,656)
Currency	Purchased options	Unaffiliated investments	(128,975)	32,836
Currency	Swap contracts	Swap contracts	—	7,192
Currency Total			71,232	207,343

Equity	Written options	Option contracts written	14,380	31,734
Equity	Purchased options	Unaffiliated investments	(12,760)	(45,772)
Total Equity			1,620	(14,038)

8. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in a U.S. Bank Money Market Deposit Account. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the cash collateral at December 31, 2021 are shown on the Statements of Assets and Liabilities. Proceeds from cash collateral received from securities on loan were invested in a U.S. Bank Money Market Deposit Account.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021:

Portfolio	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received*
Large Company Growth Portfolio	$61,026	$61,026
Large Company Value Portfolio	184,160	184,160
Small Company Growth Portfolio	324,858	324,858
Small Company Value Portfolio	351,050	351,050
Wilshire 5000 IndexSM Fund	1,196,568	1,196,568
Wilshire International Equity Fund	91,599	91,599
Wilshire Income Opportunities Fund	4,766,653	4,766,653

*	The amount of collateral reflected in the table above does not include any over collateralization received by the Portfolios.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

9. Capital Share Transactions.

Transactions in shares of the Portfolios are summarized below:

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	20,194	37,293	13,915	27,401	7,960	15,609
Shares issued as reinvestment of distributions	358,588	311,261	25,451	2,744	119,625	40,112
Shares redeemed	(185,544)	(255,209)	(46,163)	(52,958)	(56,458)	(58,652)
Net increase (decrease) in Investment Class shares outstanding	193,238	93,345	(6,797)	(22,813)	71,127	(2,931)
Shares outstanding at beginning of year	1,751,372	1,658,027	278,974	301,787	359,708	362,639
Shares outstanding at end of year	1,944,610	1,751,372	272,177	278,974	430,835	359,708

Institutional Class shares:
Shares sold	414,382	1,206,598	1,606,053	3,843,478	86,290	145,605
Shares issued as reinvestment of distributions	656,370	597,865	1,059,648	96,914	250,636	114,726
Shares redeemed	(722,747)	(1,530,427)	(2,232,678)	(3,722,688)	(443,984)	(981,417)
Net increase (decrease) in Institutional Class shares outstanding	348,005	274,036	433,023	217,704	(107,058)	(721,086)
Shares outstanding at beginning of year	3,680,775	3,406,739	9,586,012	9,368,308	1,073,723	1,794,809
Shares outstanding at end of year	4,028,780	3,680,775	10,019,035	9,586,012	966,665	1,073,723

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	17,570	29,781	491,727	598,993	76,990	35,328
Shares issued as reinvestment of distributions	2,200	5,566	457,586	545,160	43,441	12,672
Shares redeemed	(20,963)	(38,690)	(603,899)	(1,683,116)	(36,394)	(80,868)
Net increase (decrease) in Investment Class shares outstanding	(1,193)	(3,343)	345,414	(538,963)	84,037	(32,868)
Shares outstanding at beginning of year	241,738	245,081	6,529,789	7,068,752	196,840	229,708
Shares outstanding at end of year	240,545	241,738	6,875,203	6,529,789	280,877	196,840

Institutional Class shares:
Shares sold	60,294	356,079	143,779	701,027	2,732,764	2,513,242
Shares issued as reinvestment of distributions	12,004	35,590	120,538	150,242	4,274,740	1,721,659
Shares redeemed	(600,010)	(1,275,950)	(289,525)	(675,836)	(6,295,492)	(13,840,388)
Net increase (decrease) in Institutional Class shares outstanding	(527,712)	(884,281)	(25,208)	175,433	712,012	(9,605,487)
Shares outstanding at beginning of year	1,582,244	2,466,525	1,931,136	1,755,703	25,029,692	34,635,179
Shares outstanding at end of year	1,054,532	1,582,244	1,905,928	1,931,136	25,741,704	25,029,692

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

	WILSHIRE INCOME OPPORTUNITIES FUND
	Year Ended December 31, 2021	Year Ended December 31, 2020
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	51,293	48,826
Shares issued as reinvestment of distributions	6,688	7,094
Shares redeemed	(38,274)	(47,095)
Net increase (decrease) in Investment Class shares outstanding	19,707	8,825
Shares outstanding at beginning of year	192,340	183,515
Shares outstanding at end of year	212,047	192,340

Institutional Class shares:
Shares sold	4,141,651	7,412,124
Shares issued as reinvestment of distributions	1,161,392	1,162,900
Shares redeemed	(4,838,766)	(7,385,737)
Net increase (decrease) in Institutional Class shares outstanding	464,277	1,189,287
Shares outstanding at beginning of year	29,677,738	28,488,451
Shares outstanding at end of year	30,142,015	29,677,738

10. Significant Shareholders.

On December 31, 2021, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	85%
Large Company Value Portfolio (3 omnibus shareholders)	80%
Small Company Growth Portfolio (4 omnibus shareholders)	71%
Small Company Value Portfolio (4 omnibus shareholders)	84%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	73%
Wilshire International Equity Fund (3 omnibus shareholders)	82%
Wilshire Income Opportunities Fund (3 omnibus shareholders)	79%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

As of December 31, 2021, an affiliated investment company, also advised by the Adviser, owned the following amounts of the outstanding shares of the Portfolios:

Portfolio
Large Company Growth Portfolio	31%
Large Company Value Portfolio	46%
Small Company Growth Portfolio	23%
Small Company Value Portfolio	28%
Wilshire 5000 IndexSM Fund	0%
Wilshire International Equity Fund	47%
Wilshire Income Opportunities Fund	41%

11. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and net realized gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

The federal tax cost of portfolio securities and unrealized appreciation and depreciation, including derivatives, and the components of distributable earnings (accumulated losses) for income tax purposes as of December 31, 2021, for each Portfolio are as follows:

	Large Company Growth Fund	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Tax cost of Investments	177,260,698	180,477,404	28,228,717	28,757,947
Unrealized Appreciation	107,150,672	41,439,752	11,425,377	9,753,262
Unrealized Depreciation	(4,712,442)	(2,770,402)	(1,869,077)	(1,947,197)
Net unrealized appreciation (depreciation)	102,438,230	38,669,350	9,556,300	7,806,065

Undistributed Ordinary Income	—	2,130,011	—	—
Undistributed Long-Term Capital Gain	31,530,508	10,204,368	4,298,505	1,657,147
Distributable earnings	31,530,508	12,334,379	4,298,505	1,657,147

Other accumulated gain/(loss)	(448,921)	131	(338,512)	—

Total distributable earnings (accumulated losses)	133,519,817	51,003,860	13,516,293	9,463,212

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax cost of Investments	60,599,376	228,698,150	294,637,604
Unrealized Appreciation	198,147,317	71,703,096	8,518,935
Unrealized Depreciation	(3,961,594)	(16,661,316)	(10,040,887)
Net unrealized appreciation (depreciation)	194,185,723	55,041,780	(1,521,952)

Undistributed Ordinary Income	—	—	246,238
Undistributed Long-Term Capital Gain	2,454,230	2,050,227	—
Distributable earnings	2,454,230	2,050,227	246,238

Other accumulated gain/(loss)	—	(956,351)	(574,456)

Total distributable earnings (accumulated losses)	196,639,953	56,135,656	(1,850,170)

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, significant debt modifications, and investment in passive foreign investment companies.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

At December 31, 2021, Large Company Growth Portfolio, Small Company Growth Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund had post-October capital loss deferrals of $448,921, $338,512, $900,787, and $571,121, respectively. The Wilshire International Equity Fund also had a specified ordinary late year loss deferral of $94,183.

During the year ended December 31, 2021, Large Company Value Portfolio and Small Company Value Portfolio utilized capital losses carried forward of $9,935,862 and $4,928,519, respectively.

The tax character of distributions declared during the years ended December 31, 2021 and December 31, 2020 was as follows:

Portfolio	2021 Ordinary Income	2021 Long-Term Capital Gains	2020 Ordinary Income	2020 Long-Term Capital Gains
Large Company Growth Fund	$8,816,031	$41,902,843	$8,824,692	$35,147,988
Large Company Value Portfolio	6,997,644	17,237,076	67	1,933,593
Small Company Growth Portfolio	2,351,726	7,944,421	—	4,964,873
Small Company Value Portfolio	375,370	37,491	—	891,720
Wilshire 5000 IndexSM Fund	2,291,936	15,549,313	2,304,011	16,031,498
Wilshire International Equity Fund	13,590,293	36,713,419	429,361	20,222,941
Wilshire Income Opportunities Fund	9,200,066	2,745,464	11,767,486	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2021.

For the year ended December 31, 2021, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences between income tax regulations and GAAP:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Distributable earnings (Accumulated losses)	$(3,645,213)	$(2,195,227)	$(1,609,528)	$(40,756)
Paid-in capital	$3,645,213	$2,195,227	$1,609,528	$40,756

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Distributable earnings (Accumulated losses)	$(795,961)	$(4,985,147)	$—
Paid-in capital	$795,961	$4,985,147	$—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

Such reclassifications, primarily related to the use of equalization, are the result of permanent differences between financial statement and income tax reporting requirements and had no effect on each Portfolio’s net assets or NAV per share.

12. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

13. Certain Investment Risks.

Asset-backed securities (“ABS”) risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of Wilshire Income Opportunities Fund’s NAV. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s Sub-Adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

future political and economic developments and the level of governmental supervision and regulation of securities markets in foreign countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Sector Risk – If a Portfolio has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Portfolio than would be the case if the Portfolio did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Portfolio and increase the volatility of the Portfolio’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Portfolio’s holdings would be adversely affected. As of December 31, 2021, Large Company Growth Portfolio had 37.2% of the value of its net assets invested in stocks within the Information Technology sector; Small Company Growth Portfolio had 33.1% of the value of its net assets invested in stocks within the Health Care sector; Small Company Value Portfolio had 31.1% of the value of its net assets invested in stocks within the Financials sector; and the Wilshire 5000 IndexSM Fund had 27.2% of its net assets invested in stocks within the Information Technology sector.

A more complete description of risks is included in each Portfolio’s prospectus and Statement of Additional Information.

14. Contingencies.

Wilshire 5000 IndexSM Fund was named as a class defendant in a lawsuit filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuit was brought

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2021

by the Official Committee of Unsecured Creditors of the Tribune Company and relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. The case has been transferred along with other cases to the Southern District of New York for consolidated pretrial proceedings. The District Court dismissed the complaint against the former shareholders and, following a motion by plaintiff to assert constructive fraudulent conveyance claims against the former shareholders, ultimately denied leave to amend. The dismissal and denial of leave to amend to add constructive fraudulent conveyance claims against the former shareholders was affirmed by the Second Circuit on August 20, 2021. On January 5, 2022, the plaintiff filed a petition for a writ of certiorari with the United States Supreme Court. The United States Supreme Court denied the plaintiff’s petition for writ of certiorari in February 2022.

15. Other Risks.

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Portfolio invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Portfolios’ investments.

16. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements except as follows:

Effective January 1, 2022, the Adviser has entered into an expense limitation agreement with Large Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2023 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

Wilshire Mutual Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Wilshire Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the condensed schedules of investments and schedules of total return swaps, futures contracts, forward foreign currency contracts, written options, interest rate swaptions, centrally cleared credit default swaps, centrally cleared interest rate swaps, and over the counter exchange rate volatility swaps, of Wilshire Mutual Funds, Inc. comprising Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund (“the Funds”) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks, counterparties and brokers; when replies were not received from counterparties, brokers, or agent banks, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles

Wilshire Mutual Funds, Inc. Report of Independent Registered Public Accounting Firm - (Continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2022

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited)

DIRECTORS AND OFFICERS

The Board of Directors, five of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age as of April 30, 2021	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Roger A. Formisano, 73	Director	Since 2002	Retired; formerly Vice President, University Medical Foundation, (2006 to 2018); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	8	Wilshire Variable Insurance Trust (1 Fund)
Edward Gubman, 71	Director	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	8	Wilshire Variable Insurance Trust (1 Fund)
Elizabeth A. Levy-Navarro, 58	Director	Since 2019	Independent Corporate Advisor, Summit Strategy (since 2018); Chief Executive Officer, Orrington Strategies (2002 to 2017); Partner, Practice Leader, and Operating Committee Member for a division of Nielsen Holdings (1993 to 2002).	8	Wilshire Variable Insurance Trust (1 Fund); Eastside Distilling Company

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age as of April 30, 2021	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Suanne K. Luhn, 67	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	8	Wilshire Variable Insurance Trust (1 Fund)
George J. Zock, 71	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	Wilshire Variable Insurance Trust (1 Fund); Armed Forces Insurance Exchange
INTERESTED DIRECTOR and PRESIDENT
Jason Schwarz,(2) 47	Director and President	Director since 2018/ President since 2012	President, Wilshire Advisors LLC (since 2021); Chief Operating Officer, Wilshire Advisors LLC (since 2020); President, Wilshire Funds Management (2014 to 2020); President, Wilshire Analytics (2017 to 2020); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005 to 2014)	8	Wilshire Advisors LLC; Wilshire Variable Insurance Trust (1 Fund)
OFFICERS
Benkai Bouey, 50	Chief Compliance Officer	Since 2015	Chief Compliance Officer, Wilshire Advisors LLC (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010 to 2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)	N/A	N/A

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age as of April 30, 2021	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Nathan R. Palmer, 46	Vice President	Since 2011

Managing Director, Wilshire Advisors LLC (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)

				N/A	N/A
Michael Wauters, 55	Treasurer	Since 2009	Managing Director - Finance, Wilshire Advisors LLC (since 2021); Controller, (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)	N/A	N/A
Josh Emanuel, 42	Vice President	Since 2015

Chief Investment Officer - Global Investment Management (since 2021); Managing Director, Wilshire Advisors LLC (since 2015); Chief Investment Officer, Global Investment Management Wilshire Advisors LLC (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010 to 2015)

				N/A	N/A
Michael Lavalle, 40	Secretary	Since 2021

Head of Legal, Wilshire Advisors LLC (since 2021); Senior Vice President/Counsel, Wilshire Advisors LLC (2019 to 2021); Vice President/Counsel, Wilshire Advisors LLC (2014 to 2019); Counsel, Corporate Affairs, Relativity Media (2012 to 2014); Latham & Watkins, Associate (2009 to 2012)

				N/A	N/A

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age as of April 30, 2021	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Suehyun Kim, 44	Vice President	Since 2019	Vice President, Wilshire Advisors LLC (since 2018); Director, Cetera Financial Group (2011 to 2018)	N/A	N/A

(1)

Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Schwarz is considered an Interested Director because he is an officer of Wilshire.

Information on Proxy Voting

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30, is available at no charge, upon request by calling (866) 591-1568, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Company files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Tax Information (Unaudited)

For the year ended December 31, 2021, the Portfolios designated the following long-term capital gain distributions:

Portfolio	Amount
Large Company Growth Fund	$41,902,843
Large Company Value Portfolio	17,237,076
Small Company Growth Portfolio	7,944,421
Small Company Value Portfolio	37,491
Wilshire 5000 IndexSM Fund	15,549,313
Wilshire Income Opportunities Fund	2,745,464
Wilshire International Equity Fund	36,713,419

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Portfolio	Percentage
Large Company Growth Fund	13.60%
Large Company Value Portfolio	64.58%
Small Company Growth Portfolio	7.84%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire Income Opportunities Fund	2.34%
Wilshire International Equity Fund	2.15%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios designated the following percentages of their income dividends distributed in 2021 as qualified dividend income as defined in Section 1(h)(II) of the Internal Revenue Code.

Portfolio	Percentage
Large Company Growth Fund	18.59%
Large Company Value Portfolio	79.56%
Small Company Growth Portfolio	7.86%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire Income Opportunities Fund	2.61%
Wilshire International Equity Fund	62.10%

Wilshire Mutual Funds, Inc. Tax Information (Unaudited) - (continued)

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios listed below designated the following percentages of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Fund	100.00%
Large Company Value Portfolio	52.95%
Small Company Growth Portfolio	100.00%
Small Company Value Portfolio	0.00%
Wilshire 5000 IndexSM Fund	10.46%
Wilshire Income Opportunities Fund	0.00%
Wilshire International Equity Fund	32.33%

Foreign Tax Credit Pass Through

The Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Wilshire International Equity Fund’s foreign source income per share was $0.24 and the foreign tax expense per share was $0.03 per share. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2021. These shareholders will receive more detailed information along with their 2021 Form 1099-DIV.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited)

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series:

●	Large Company Growth Portfolio	●	Large Company Value Portfolio
●	Small Company Growth Portfolio	●	Small Company Value Portfolio
●	Wilshire 5000 Index Fund	●	Wilshire Income Opportunities Fund
●	Wilshire International Equity Fund

(Each of the foregoing series may be referred to herein as a “Fund” and collectively, as the “Funds.”)

During the six months ended December 31, 2021, the Board of Directors of the Company (the “Board,” with the members of the Board referred to individually as the “Directors”) approved the renewal for an additional one-year term of the investment advisory agreement between Wilshire Advisors LLC (“Wilshire” or the “Adviser”), the investment adviser to each Fund, and the Company, with respect to each of the Funds (the “Advisory Agreement”).

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Directors who are not “interested person[s],” as defined by the 1940 Act, of the Funds (the “Independent Directors”) casting votes at a meeting called for such purpose.

The Board approved the renewal of the Advisory Agreement following an extensive process that concluded at the Board’s November 3, 2021 meeting (the “November Meeting”). As required by the 1940 Act, the approval was confirmed by the separate vote of the Independent Directors, casting votes at a meeting called for such purpose. As part of their review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and advised them of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Directors, Independent Legal Counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Directors in advance of the November Meeting.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

In response to the request for information, the Directors received information from the Adviser regarding the factors underlying its recommendation to approve the Advisory Agreement. In particular, the Directors received information from the Adviser as to each Fund describing: (i) the nature, extent and quality of services provided; (ii) the financial condition of the Adviser and its ability to provide the contracted-for services under the Advisory Agreement; (iii) the investment performance of the Fund as provided by the Adviser based upon data gathered from the Morningstar Direct database (“Morningstar”), along with a comparison to its benchmark index: (iv) the costs of services provided and estimated profits realized by the Adviser; (v) the extent to which economies of scale are realized as the Fund grows; (vi) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vii) comparisons of amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (viii) fall-out benefits realized by the Adviser from its relationship with the Fund. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Advisory Agreement, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board considered the nature, extent and quality of the services performed by the Adviser under the Advisory Agreement; comparative fees as provided by the Adviser; the profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Adviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of the Adviser were present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Directors), which also met on November 3, 2021 to review data on the Adviser’s performance. Recognizing that the evaluation process with respect to the services provided by the Adviser is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Funds and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as all-important or controlling and each Director, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Advisory Agreement, the Board concluded that it was in the best interests of each Fund to approve the renewal of the Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board considered the functions currently performed by the Adviser, noting that the Adviser performs certain administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the key personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. In evaluating the services provided by the Adviser, the Board took into account each Fund’s portfolio management structure, whereby the Adviser identifies, evaluates and oversees managers it believes are “best-in-class” to act as sub-adviser(s) to the Fund, and for certain Funds, manages a portion of the Fund. Thus, the Board considered the capabilities and expertise of the Adviser’s personnel responsible for implementing the Funds’ investment strategies and considered the information provided by the Adviser regarding investment oversight and risk management processes.

The Board considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. In addition, the Board considered the regular reports it receives from the Funds’ Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also took into account information regarding the Adviser’s disaster recovery and contingency plans and data protection safeguards, among other things.

The Board considered the Adviser’s financial condition, and considered the financial support provided by the Adviser to each of Small Company Growth Portfolio, Small Company Value Portfolio, Large Company Growth Portfolio, Wilshire Income Opportunities Fund and Wilshire International Equity Fund pursuant to expense limitation agreements. In this connection, the Board reviewed, among other things, the Adviser’s audited consolidated financial statements as of December 31, 2020, as well as information regarding the firm’s business plans. The Board also noted the Adviser’s commitment to ensuring that sufficient resources will continue to be available in the future for servicing the Funds.

In connection with its evaluation of the quality of services provided by the Adviser, the Board reviewed information on the performance of the Investment Class shares of each actively managed Fund—i.e., each of the Funds, with the exception of the

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

Wilshire 5000 Index Fund (the “Index Fund”)—for the annualized one-, three-, five- and ten-year periods ended September 30, 2020, as applicable, in comparison to each Fund’s benchmark and a peer group of funds determined by Wilshire based upon the Morningstar database for the same periods.

With respect to the Index Fund, the Board took into account that, unlike the other Funds, its investment objective is to replicate as closely as possible the performance of an index, the Wilshire 5000 Index. In this regard, the Board noted that, in view of the distinctive investment objective of the Index Fund and the expectations of shareholders, the investment performance of the Index Fund in absolute terms was not of the relevance that normally attaches to the performance of actively managed Funds. Of greater relevance to the Board was the extent to which the Index Fund’s performance tracked its benchmark, and thus the Board focused its attention on the tracking error data provided by Wilshire—which was provided for the one-, three-, five- and ten-year periods ended September 30, 2021—and how the Index Fund compared to its peers in this respect. The Board noted that the Index Fund’s peer group consisted of other large cap funds (growth, blend and value) that passively replicate domestic equity benchmarks.

In general, the Board considered performance results in light of each Fund’s investment objective, strategies and risks, and the responsibilities of the Adviser, as disclosed in the Fund’s prospectus. As to the Adviser’s performance, the Board made the observations and considered the factors noted below.

Large Company Growth Portfolio

●

The Fund’s annualized return for each period was below the Fund’s benchmark performance. In addition, the Fund underperformed its peer group median for the one-, five- and ten-year periods, ranking in the fourth, fourth and third quintiles, respectively, of its peer group (the first quintile being the best performers and the fifth quintile being the worst performers) and performed the same as the peer group median for the three-year period. In assessing the Fund’s performance data, the Board took into account the Adviser’s explanation of the factors that detracted from performance, including individual manager performance, as well as steps the Adviser was taking to improve performance by replacing one of the subadvisers.

Large Company Value Portfolio

●

With the exception of the one-year period, the Fund’s annualized return for each period was below the Fund’s benchmark performance. In addition, although the Fund outperformed its peer group median for the one-year period, ranking in the second quintile, the Fund underperformed its peer group median for the other periods reviewed, ranking in the fourth quintile of its peer group for the three-, five- and ten-year periods. In assessing the Fund’s performance

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

data, the Board took into account the Adviser’s explanation of the factors that detracted from performance, as well as steps the Adviser was taking to improve performance by replacing one of the subadvisers.

Small Company Growth Portfolio

●

The Fund’s annualized returns for the one-, three-, five- and ten-year periods were above the Fund’s benchmark performance. The Fund also outperformed its peer group median for the one- and ten-year periods, ranking in the third quintile of its peer group. The Fund underperformed its peer group median for the three- and five-year periods, ranking in the fourth quintile of its peer group. The Board also took into account the steps the Adviser was taking to improve performance by adding a third subadviser to the Fund.

Small Company Value Portfolio

●

Although the Fund’s annualized returns for the three- and five-year periods were below the Fund’s benchmark performance, the Fund outperformed its benchmark for the one- and ten-year periods. In addition, although the Fund underperformed its peer group median for the three- and five-year periods, ranking in the fourth and third quintiles of its peer group, respectively, the Fund outperformed its peer group median for the one- and ten-year periods, ranking in the second quintile of its peer group.

Index Fund

●

The Index Fund’s tracking error was above its peer group median—i.e., the Index Fund tracked its index less closely than the median of its peer group—for all periods reviewed, ranking in the fifth, fifth, fifth and fourth quintiles of its peer group, respectively, for the one-, three-, five- and ten-year periods. The Board also noted that, although the Index Fund underperformed its index for all periods reviewed, these results were attributable primarily to the Index Fund’s expenses. The Board determined that the Index Fund tracked its index within an acceptable range.

Wilshire Income Opportunities Fund

●

Although the Fund’s annualized return for the three-year period ended September 30, 2021 was below the Fund’s benchmark performance, the Fund’s annualized return for the one- and five-year periods exceeded its benchmark. In addition, the Fund underperformed its peer group median for the one-, three- and five-year periods, ranking in the fifth, fourth and fourth quintiles of its peer group, respectively. In assessing the Fund’s performance data, the Board took into account the Adviser’s explanation of the factors that detracted from performance, including individual manager performance.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

Wilshire International Equity Fund

●

The Board noted that the Fund changed its investment mandate from a domestic large cap core fund to an international large cap fund in April 2013 and changed its benchmark to the MSCI ACW ex-U.S. Index at the same time, so annualized peer returns and performance relative to the Index are not comparable for the ten-year period. Consequently, the Board focused on more recent performance metrics, noting that the Fund’s performance for the one-, three- and five-year periods exceeded its benchmark. In addition, the Fund’s performance for the one-, three- and five-year periods exceeded its peer group median, ranking in the first quintile.

In evaluating each Fund’s performance metrics, the Board took into account its discussions with management throughout the year regarding the factors that contributed to or detracted from performance, as the case may be, and considered the Adviser’s overall track record and reputation. After reviewing the foregoing and related factors, the Board concluded that (i) each Fund’s performance was acceptable or (ii) it was satisfied with the Adviser’s responses relating to investment performance.

In addition, based on the foregoing, the Board concluded that the Adviser and its personnel were qualified to continue to serve the Funds in such capacity and that it was satisfied with the nature, extent and quality of the services provided by the Adviser to each Fund.

Comparative Fees

The Board compared each Fund’s actual management fee paid and total expense ratio for Investment Class shares to the applicable peer group of funds, as well as each Fund’s size relative to its peers. In considering the comparative fee and expense data provided by the Adviser, the Board made the following observations:

Large Company Growth Portfolio

●

Although each of the Fund’s total expense ratio and actual management fee paid was above the peer group median, ranking in the fourth and fifth quintiles, respectively (the first quintile being the lowest and the fifth quintile being the highest), the actual management fee paid was six basis points above the peer group median, which the Board concluded was competitive. With respect to the Fund’s total expense ratio, the Board considered the Fund’s size relative to its peer group. The Board also took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Large Company Value Portfolio

●

Although each of the Fund’s total expense ratio and actual management fee paid was above the peer group median and the total expense ratio ranked in the fifth quintile of the Fund’s peer group, the actual management fee paid ranked in the

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

fourth quintile, which the Board concluded was competitive. With respect to the Fund’s total expense ratio, the Board considered the Fund’s size relative to its peer group. The Board also took into account that the Adviser agreed to enter into an expense limitation agreement with respect to the Fund.

Small Company Growth Portfolio

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s small size relative to its peer group. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Small Company Value Portfolio

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s small size relative to its peer group. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Index Fund

●	Both the Fund’s total expense ratio and the actual management fee paid were below the peer group median, ranking in the second and first quintiles, respectively.

Wilshire Income Opportunities Fund

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Wilshire International Equity Fund

●

Each of the Fund’s total expense ratio and actual management fee paid was above the peer group median, ranking in the fifth and fourth quintiles of its peer group, respectively. In assessing the reasonableness of the Fund’s management fee, the Board took into account the Fund’s strong investment performance. The Board also considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

As part of its evaluation of each Fund’s management fee, the Board considered how such fees compared to the Fund(s) with similar investment styles, to the extent applicable. The Board noted that the Adviser had not identified any other registered investment companies that it advises pursuant to similar investment strategies. However, the Board considered that the Adviser provides advisory services to retirement plans and that certain plans invest in Wilshire collective investment trusts that have investment strategies similar to certain of the Funds and that Wilshire charges those retirements plans a lower fee. In this connection, the Board considered, among other things, the Adviser’s discussion of the significant differences in the scope of services provided to the Funds and to such plans, as well as the size of the Funds relative to such plans. The Board concluded that the information it received demonstrated that the aggregate services provided to and specific circumstances of the Funds were sufficiently different from the services provided to and specific circumstances of the retirement plans to support the difference in fees.

Based upon all of the above, the Board concluded that the management fee for each Fund was reasonable.

Costs of Services Provided and Profitability to Wilshire

With respect to the costs of services provided and profitability realized by Wilshire from its relationship with the Funds, the Board reviewed a profitability analysis and data from Wilshire, setting forth, among other things, gross revenues received by Wilshire, expenses allocated to the Company and the operating margin/profitability rate. In the course of its review of Wilshire’s profitability, the Board took into account the methods used by Wilshire to determine expenses and profit. The Board considered all of the foregoing in evaluating the costs of services provided, the profitability to Wilshire and the profitability rates presented, and it concluded that the profits realized by Wilshire were not unreasonable in comparison with the costs of providing investment advisory services to the Funds.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of economies of scale. The Board considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Board noted the Adviser’s statements, including that the Adviser believes its management fees are appropriate and that, where possible, the Adviser has utilized common service providers across multiple funds in the complex in order to negotiate lower fees on behalf of the Funds.

As part of its assessment of economies of scale, the Board also considered that economies of scale may be shared through a number of means, including expense limitations, management fees set at competitive rates pre-assuming future asset growth, and/or management fee breakpoints—i.e., a tiered fee schedule based on asset size. Thus, the

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

Board considered the size of each Fund and the management fee it is charged, as well as the Adviser’s agreement to limit the expenses of certain Funds. The Board also took into account that each Fund’s advisory fee schedule included a breakpoint at an asset level that had not yet been reached.

Based upon all of the above, the Board concluded that the management fee for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered that the Adviser may retain a portion of the Rule 12b-1 fees collected from the Investment Class of each Fund to offset its costs for distribution services provided to the Investment Class of the Fund. The Board also considered the Adviser’s statement that benefits from its relationship with the Funds were primarily limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited)

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, and it was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series:

●	Large Company Growth Portfolio	●	Large Company Value Portfolio
●	Small Company Growth Portfolio	●	Small Company Value Portfolio
●	Wilshire 5000 Index Fund	●	Wilshire Income Opportunities Fund
●	Wilshire International Equity Fund

(Each of the foregoing series may be referred to herein as a “Fund” and collectively as the “Funds.”)

During the six months ended December 31, 2021, the Board of Directors of the Company (the “Board,” with the members of the Board referred to individually as the “Directors”) approved the renewal for an additional one-year term of each subadvisory agreement between Wilshire Advisors LLC (“Wilshire” or the “Adviser”), the investment adviser for each Fund, and each of the following subadvisers, with respect to the applicable Fund(s):

Subadviser	Fund(s)
Diamond Hill Capital Management, Inc. (“Diamond Hill”)	Small Company Value Portfolio
DoubleLine Capital LP (“DoubleLine”)	Wilshire Income Opportunities Fund
Fred Alger Management, LLC (“Fred Alger”)	Large Company Growth Portfolio
Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”)	Small Company Value Portfolio
Lazard Asset Management LLC (“Lazard”)	Wilshire International Equity Fund
Loomis, Sayles & Company L.P. (“Loomis Sayles”)	Large Company Growth Portfolio
Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)	Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 Index Fund
Wilshire International Equity Fund
Manulife Asset Management (US) LLC (“Manulife”)	Wilshire Income Opportunities Fund
Pzena Investment Management, LLC (“Pzena”)	Large Company Value Portfolio
Wilshire International Equity Fund
Ranger Investment Management, L.P. (“Ranger”)	Small Company Growth Portfolio
Voya Investment Management Co. LLC (“Voya”)	Large Company Growth Portfolio
Large Company Value Portfolio
Wilshire Income Opportunities Fund
Wilshire International Equity Fund
WCM Investment Management, LLC (“WCM”)	Wilshire International Equity Fund

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

In the following text, the subadvisers are referred to collectively as “Subadvisers” or individually, as a “Subadviser,” and the subadvisory agreements between Wilshire and the Subadvisers are referred to collectively as the “Subadvisory Agreements” or individually, as a “Subadvisory Agreement.” The Pzena Subadvisory Agreement includes an amendment to such Subadvisory Agreement pursuant to which Pzena agreed to reduce its subadvisory fee for each of the Large Company Value Portfolio and Wilshire International Equity Fund.

Each of the Subadvisory Agreements continues in effect from year to year, provided that such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

The Board approved the renewal of each of the Subadvisory Agreements following an extensive process that concluded at the Board’s August 23, 2021 meeting (the “Meeting”). As required by the 1940 Act, each approval was confirmed by the separate vote of the Directors who are not “interested person[s],” as defined by the 1940 Act, of the Funds (the “Independent Directors”). As part of its review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed renewal of the Subadvisory Agreements, and advised the Independent Directors of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Directors, Independent Legal Counsel sent a memorandum to the Adviser requesting that information regarding the proposed Subadvisory Agreements be provided to the Directors in advance of the Meeting.

In response to the request for information, the Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to each Fund it managed, describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Subadviser in connection with the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits realized by the Subadviser from its relationship with the Fund. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Subadvisory Agreements, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board considered the nature, extent and quality of the services performed by each Subadviser under the subadvisory arrangements (including the performance of each Fund or portion thereof); comparative fees as provided by each Subadviser; the profits realized by each Subadviser; the extent to which each Subadviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by each Subadviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of the Subadvisers were present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is composed solely of Independent Directors), which met on August 23, 2021 to review data on each Subadviser’s performance. Recognizing that the evaluation process with respect to the services provided by each of the Subadvisers is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Funds and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve each of the Subadvisory Agreements, the Board did not identify any single factor as all-important or controlling, and each Director, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Subadvisory Agreements, the Board concluded that it was in the best interests of each Fund to approve the renewal of each of the Subadvisory Agreements.

Nature, Extent and Quality of Services

As to each Subadvisory Agreement and Subadviser, the Board considered the nature, extent and quality of services provided. The Board considered the firm’s overall reputation; the track record and qualifications of the Subadviser; its investment approach and methodologies; the education, experience and tenure of the Subadviser’s investment personnel responsible for the day-to-day portfolio management of the applicable Fund or portion thereof; and the resources made available to such personnel, as well as information regarding how the Subadviser compensates such personnel. The Board also considered

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

each Subadviser’s compliance with investment policies and general legal compliance, in addition to information regarding each firm’s disaster recovery, including cybersecurity risk mitigation, and policies with respect to portfolio execution, trading, liquidity risk management oversight and proxy voting. The Board noted that it had received a copy of each Subadviser’s Form ADV, including the brochure (Part 2A), which provides additional information about other products the firm manages and the ownership structure of the firm, among other things. The Board also considered the analysis provided by the Adviser, including the metrics used by the Adviser to evaluate each Subadviser, which concluded that each Subadviser was providing reasonable services and had reasonable compliance policies and procedures in place. Also important to the Board’s analysis was the Adviser’s recommendation that each Subadvisory Agreement for each Fund be renewed for an additional term.

In connection with its evaluation of the quality of services provided by each Subadviser, the Board reviewed information comparing each Subadviser’s gross investment performance for each applicable Fund, or portion thereof, to a relevant benchmark (except for LA Capital with respect to the Wilshire 5000 Index Fund, for which the Subadviser’s net performance was compared to the benchmark) for various periods ended June 30, 2021. The Board considered performance results in light of each Fund’s investment objective, strategies and risks, and the investment approach employed by the Fund’s Subadviser(s), as disclosed in the Fund’s prospectus. As to each Subadviser’s performance with respect to the applicable Fund or portion of such Fund, the Board made the observations and considered the factors noted below:

Large Company Growth Portfolio

●

Fred Alger. The Subadviser underperformed for the quarter-to-date and one-year periods ended June 30, 2021. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in March 2020. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

●

LA Capital. The Subadviser outperformed for the year-to-date, one-, three- and ten-year periods ended June 30, 2021 and underperformed for the quarter-to-date and five-year periods ended June 30, 2021. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

●

Loomis Sayles. The Subadviser outperformed for the year-to-date period ended June 30, 2021 and underperformed for the quarter-to-date, one-, three- and five-year periods ended June 30, 2021. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided, but will continue to closely monitor the Subadviser’s performance.

●

Voya. The Subadviser outperformed for the quarter-to-date and year-to-date periods ended June 30, 2021. The Board noted that the Subadviser began managing its portion of the Fund in August 2020 and determined that performance history was too new to judge.

Large Company Value Portfolio

●

LA Capital. With the exception of the quarter-to-date period ended June 30, 2021, the Subadviser underperformed for all periods reviewed. The Board considered the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

●

Pzena. With the exception of the three-year period ended June 30, 2021, the Subadviser outperformed for all periods reviewed. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

●

Voya. The Subadviser outperformed for the quarter-to-date and year-to-date periods ended June 30, 2021. The Board noted that the Subadviser began managing its portion of the Fund in August 2020 and determined that performance history was too new to judge.

Small Company Growth Portfolio

●

LA Capital. The Subadviser outperformed for the quarter-to-date, year-to-date, one- and ten-year periods ended June 30, 2021, and underperformed for the three- and five-year periods ended June 30, 2021. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

●	Ranger. With the exception of the one-year period ended June 30, 2021, the Subadviser outperformed for all periods reviewed.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Small Company Value Portfolio

●

Diamond Hill. The Subadviser underperformed for all periods reviewed. The Board noted that the Subadviser began managing its portion of the Fund in December 2019 and determined that performance history was too new too new to judge. However, the Board considered the Adviser’s statement that it will continue to closely monitor the Subadviser’s performance.

●

Hotchkis & Wiley. With the exception of the quarter-to-date period ended June 30, 2021, the Subadviser outperformed for all periods reviewed. The Board noted that the Subadviser began managing its portion of the Fund in December 2019 and determined that performance history was too new to judge. However, the Board considered the Adviser’s statement that it will continue to closely monitor the Subadviser’s performance.

●

LA Capital. The Subadviser outperformed for the year-to-date and ten-year periods ended June 30, 2021, and underperformed for the quarter-to-date, one-, three- and five-year periods ended June 30, 2021. The Board considered the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

Wilshire 5000 Index Fund

●

LA Capital. The Subadviser underperformed for all periods reviewed. The Board noted that the Fund’s investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Index (the “Index”) before the deduction of the Fund’s expenses. The Subadviser seeks to track the performance of the Index by partially replicating the holdings of the Index, as well as optimizing the portfolio’s exposures to certain factors. In this connection, the Board considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that the Subadviser’s performance is in line with expectations. The Board also took into account the fact that the Adviser is satisfied with the level of services provided by the Subadviser to the Fund.

Wilshire Income Opportunities Fund

●

DoubleLine. The Subadviser outperformed for the quarter-to-date, year-to-date and one-year periods ended June 30, 2021, and underperformed for the three-year period ended June 30, 2021. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

●	Manulife. The Subadviser outperformed for all periods reviewed.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

●

Voya. The Subadviser outperformed for the year-to-date and one-year periods ended June 30, 2021, and underperformed for the quarter-to-date and three-year periods ended June 30, 2021. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2018. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

Wilshire International Equity Fund

●

Lazard. The Subadviser outperformed for the quarter-to-date and year-to-date periods ended June 30, 2021, and underperformed for the one-year period ended June 30, 2021. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2019. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

●	LA Capital. With the exception of the quarter-to-date period ended June 30, 2021, the Subadviser outperformed for all periods reviewed.

●	Pzena. With the exception of the quarter-to-date period ended June 30, 2021, the Subadviser outperformed for all periods reviewed.

●

Voya. The Subadviser outperformed for the quarter-to-date and year-to-date periods ended June 30, 2021. The Board noted that the Subadviser began managing its portion of the Fund in August 2020 and determined that performance history was too new to judge.

●	WCM. The Subadviser outperformed for all periods reviewed.

With respect to each Subadviser’s resources and the ability of the Subadviser to carry out its responsibilities under the applicable Subadvisory Agreement, the Board considered the information provided regarding the Subadviser’s financial condition and available resources.

After reviewing and considering the foregoing and related factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, by each Subadviser to each Fund pursuant to the applicable Subadvisory Agreement.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

With respect to the Subadvisers reported fees for “Other Clients” managed in the same investment style as the applicable Fund or portion thereof, in cases in which the fees charged to the Adviser by the Subadviser were higher than those charged to Other Clients, the Board reviewed the Subadviser’s explanation for any difference and determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the current size of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund, and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, as applicable, as well as affiliated brokerage arrangements for Fred Alger. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that the approval of each Subadvisory Agreement is in the best interests of each Fund.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

On November 3, 2021, the Board of Directors (the “Board” and each individually, a “Director”) of Wilshire Mutual Funds, Inc. (the “Company”) approved new subadvisory agreements between Wilshire Advisors LLC (“Wilshire” or the “Adviser”) and the following subadvisers with respect to the foregoing series of the Company (each, a “Fund” and collectively, the “Funds”):

Subadviser	Fund
AllianceBernstein L.P. (“AllianceBernstein”)	Large Company Growth Portfolio
Granahan Investment Management Inc. (“Granahan”)	Small Company Growth Portfolio
Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”)	Large Company Value Portfolio

In the following text, the subadvisers are referred to collectively as “Subadvisers” or individually as a “Subadviser,” and the subadvisory agreements between Wilshire and the Subadvisers are referred to collectively as the “Subadvisory Agreements” or individually, as a “Subadvisory Agreement.”

At the meeting on November 3, 2021, in connection with the review of Wilshire’s proposed Subadvisory Agreement with each Subadviser, the Board evaluated information provided by Wilshire and the Subadviser in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information that follows outlines the Board’s considerations associated with its approval of each Subadvisory Agreement. In connection with its deliberations regarding the approval of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, with respect to each Subadviser, the Board considered the nature, extent and quality of the services to be performed by the Subadviser under the proposed subadvisory arrangement; comparative fees as provided by the Subadviser; the profits to be realized by the Subadviser; the extent to which the Subadviser would realize economies of scale as the Fund grows; and whether any fall-out benefits would be realized by the Subadviser. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of the Subadvisory Agreements with management and in private sessions with independent legal counsel at which no representatives of the Subadvisers were present.

As required by the 1940 Act, each approval was confirmed by a separate vote of the Independent Directors. As part of its review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

approval of the Subadvisory Agreements, and advised the Independent Directors of the relevant legal standards. In deciding to approve each Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Received

The Board, including the Independent Directors, considered the approval of the Subadvisory Agreements at the Board’s November 3, 2021 meeting. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to the Fund it would manage describing: (i) the nature, extent and quality of services to be provided; (ii) the financial condition of the Subadviser; (iii) the extent to which economies of scale may be realized as the Fund grows; (iv) whether fee levels reflect any possible economies of scale for the benefit of the Fund’s shareholders; (v) comparisons of services rendered and amounts paid by any comparable advisory clients; and (vi) benefits to be realized by the Subadviser from its relationship with the Fund. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel. Based upon its evaluation of all materials provided and its determination that it had received sufficient information to make an informed business decision with respect to the Subadvisory Agreements, the Board concluded that it was in the best interests of each Fund to approve the applicable Subadvisory Agreement.

Nature, Extent and Quality of Services

As to each Subadviser, the Board considered the nature, extent and quality of services to be provided under the Subadvisory Agreement. The Board considered the firm’s overall reputation, the qualifications and background of the Subadviser, its financial condition, the investment approach and methodologies of the Subadviser, the experience and skills of investment personnel to be responsible for the day-to-day management of the portion of the applicable Fund, and the resources made available to such personnel, as well as information regarding how the Subadviser compensates such personnel. The Board also considered information regarding each Subadviser’s disaster recovery, including cybersecurity risk mitigation, and policies with respect to portfolio execution, trading, liquidity risk management oversight and proxy voting. The Board noted that it had received a copy of each Subadviser’s Form ADV, including the brochure (Part 2A), which provides additional information about other products the firm manages and the ownership structure of the firm, among other things. With respect to Hotchkis & Wiley, the Board also considered its experience with the Subadviser who also serves as a subadviser to another series of the Company. In addition, the Board considered the analysis provided by the Adviser, including the metrics used by the Adviser to evaluate each Subadviser, which concluded that the Subadviser would provide reasonable services

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

and had reasonable compliance policies and procedures in place. Also important to the Board’s analysis was the Adviser’s recommendation that each Subadvisory Agreement for each applicable Fund be approved.

In connection with its evaluation of the quality of services to be provided by each Subadviser, the Board reviewed information comparing the Subadviser’s annualized gross investment performance for managing investment products with an investment strategy similar to the one to be employed by the Subadviser for the applicable Fund to the Fund’s benchmark index for the one-, three-, five- and seven-year periods ended June 30, 2021.

As to each Subadviser’s performance, the Board made the observations and considered the factors noted below:

●

AllianceBernstein. The Board noted that, although the Subadviser underperformed the Russell 1000 Growth Index for the one-year period, the Subadviser outperformed for the three-, five- and seven-year periods.

●	Granahan. The Board noted that the Subadviser outperformed the Russell 2000 Growth Index for the one-, three-, five- and seven-year periods.

●	Hotchkis & Wiley. The Board noted that the Subadviser outperformed the Russell 1000 Value Index for the one-, three-, five- and seven-year periods.

After reviewing and considering the foregoing and related factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided by each Subadviser to each Fund pursuant to the applicable Subadvisory Agreement.

Subadvisory Fees

The Board considered each Subadviser’s proposed subadvisory fee. The Board evaluated the competitiveness of the subadvisory fee based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

As part of its evaluation of each Subadviser’s fee, the Board noted that the Subadviser indicated that it did not charge a lower fee to any other client portfolios that it advises using the same investment style as that to be employed for the applicable Fund or did not charge a lower fee to any client portfolios that it advises using the same investment style as that to be employed for the applicable Fund and that are the same size as the Subadviser’s allocated portion of such Fund.

Based upon all of the above, the Board determined that the subadvisory fees were reasonable.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the subadvisory fees were negotiated at arm’s length between the Adviser and the Subadviser. In addition, the Board noted that the revenues to the Subadviser would be limited due to the current size of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale

The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to the applicable Funds and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the subadvisory fee rate under each Subadvisory Agreement is reasonable in relation to the asset size of the applicable Fund. The Board concluded that the fee schedule under each Subadvisory Agreement reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Subadviser. The Board considered each Subadviser’s soft dollar practices. The Board concluded that, taking into account any such other benefits, the subadvisory fees to be charged under the Subadvisory Agreements were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that the approval of the Subadvisory Agreement is in the best interests of the applicable Fund.

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Wilshire Mutual Funds

WH-WMF-ANNU 12/31/21

Wilshire Advisors LLC

1299 Ocean Avenue

Santa Monica, CA 90401

1-866-591-1568

http://advisor.wilshire.com

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed herewith. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Roger A. Formisano is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	135,500	135,500
Audit-Related Fees	0	0
Tax Fees	35,000	29,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Co. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	35,000	29,000
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedules of Investment in securities of unaffiliated issuers as of the close of the reporting period for the Wilshire 5000 IndexSM Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire International Equity Fund, and the Wilshire Income Opportunities Fund are listed below.

WILSHIRE MUTUAL FUNDS, INC.
LARGE COMPANY GROWTH PORTFOLIO	December 31, 2021
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 79.0% (a)
Communication Services - 9.5%
Alphabet, Inc. - Class A (b)	984	$2,850,687
Alphabet, Inc. - Class C (b)	4,999	14,465,056
Live Nation Entertainment, Inc. (b)	7,305	874,336
Meta Platforms, Inc. - Class A (b)	20,493	6,892,821
Netflix, Inc. (b)	716	431,347
Nexstar Media Group, Inc. - Class A	61	9,210
Pinterest, Inc. - Class A (b)	4,611	167,610
Roku, Inc. (b)	1,947	444,305
Sea Ltd. - ADR (b)	828	185,232
Snap, Inc. - Class A (b)	18,187	855,335
Take-Two Interactive Software, Inc. (b)	4,920	874,382
		28,050,321
Consumer Discretionary - 13.1%
Amazon.com, Inc. (b)	4,192	13,977,553
AutoZone, Inc. (b)	37	77,566
Bath & Body Works, Inc. (b)	1,469	102,521
Booking Holdings, Inc. (b)	240	575,815
Burlington Stores, Inc. (b)	2,817	821,184
Capri Holdings Ltd. (b)	11,371	738,092
Carvana Co. (b)	1,664	385,699
Domino's Pizza, Inc.	1,714	967,262
eBay, Inc.	1,245	82,792
Etsy, Inc. (b)	2,648	579,753
General Motors Co. (b)	23,584	1,382,730
Lithia Motors, Inc.	545	161,838
Lowe's Cos., Inc.	3,712	959,478
Lululemon Athletica, Inc. (b)	957	374,618
McDonald's Corp.	1,557	417,385
MGM Resorts International	37,195	1,669,312
NIKE, Inc. - Class B	15,381	2,563,551
O'Reilly Automotive, Inc. (b)	59	41,668
Pool Corp.	758	429,028
RH (b)	740	396,596
Ross Stores, Inc.	1,237	141,364
Starbucks Corp.	3,923	458,873
Target Corp.	2,604	602,670
Tesla, Inc. (b)	5,187	5,481,518
The Home Depot, Inc.	10,055	4,172,925
The TJX Cos., Inc.	5,635	427,809
Toll Brothers, Inc.	2,612	189,083
Ulta Beauty, Inc. (b)	406	167,410
Victoria's Secret & Co. (b)	489	27,159
Williams-Sonoma, Inc.	47	7,949
Yum! Brands, Inc.	1,156	160,522
		38,541,723
Consumer Staples - 1.9%
Costco Wholesale Corp.	5,518	3,132,569
Monster Beverage Corp. (b)	17,671	1,697,123
PepsiCo, Inc.	506	87,897
The Coca-Cola Co.	8,921	528,212
US Foods Holding Corp. (b)	6,771	235,834
		5,681,635
Energy - 0.1%
Coterra Energy, Inc.	11,889	225,891
Equitrans Midstream Corp.	4,091	42,301
Hess Corp.	555	41,086
Pioneer Natural Resources Co.	342	62,203
		371,481
Financials - 2.2%
Alleghany Corp. (b)	54	36,050
American Express Co.	1,837	300,533
Cboe Global Markets, Inc.	3,541	461,746
Coinbase Global, Inc. - Class A (b)	1,771	446,947
Discover Financial Services	671	77,541
Everest Re Group Ltd.	1,751	479,634
MarketAxess Holdings, Inc.	363	149,291
Marsh & McLennan Cos., Inc.	614	106,725
Moody's Corp.	75	29,294
MSCI, Inc.	100	61,269
Rocket Cos., Inc. - Class A (c)	4,404	61,656
S&P Global, Inc.	3,919	1,849,494
Signature Bank	5,874	1,900,063
SLM Corp.	8,487	166,939
Synchrony Financial	10,924	506,764
		6,633,946
Health Care - 10.1%
AbbVie, Inc.	2,891	391,441
ABIOMED, Inc. (b)	1,066	382,875
Agilent Technologies, Inc.	2,429	387,790
Align Technology, Inc. (b)	3,714	2,440,767
Amgen, Inc.	113	25,422
Avantor, Inc. (b)	1,376	57,985
Catalent, Inc. (b)	10,346	1,324,598
Danaher Corp.	5,976	1,966,164
Dexcom, Inc. (b)	901	483,792
Edwards Lifesciences Corp. (b)	12,885	1,669,252
Encompass Health Corp.	658	42,941
HCA Healthcare, Inc.	1,741	447,298
IDEXX Laboratories, Inc. (b)	1,740	1,145,720
Illumina, Inc. (b)	1,210	460,332
Incyte Corp. (b)	549	40,297
Intuitive Surgical, Inc. (b)	6,859	2,464,439
IQVIA Holdings, Inc. (b)	921	259,851
Johnson & Johnson	709	121,289
Mettler-Toledo International, Inc. (b)	263	446,366
Moderna, Inc. (b)	771	195,819
Molina Healthcare, Inc. (b)	788	250,647
Natera, Inc. (b)	2,980	278,302
Regeneron Pharmaceuticals, Inc. (b)	440	277,869
Repligen Corp. (b)	769	203,662
ResMed, Inc.	398	103,671
Thermo Fisher Scientific, Inc.	459	306,263
UnitedHealth Group, Inc.	12,741	6,397,766
Veeva Systems, Inc. - Class A (b)	2,828	722,497
Vertex Pharmaceuticals, Inc. (b)	10,244	2,249,582
Waters Corp. (b)	1,662	619,261
Zoetis, Inc.	14,312	3,492,557
		29,656,515
Industrials - 4.5%
3M Co.	159	28,243
Allegion PLC	3,440	455,594
Allison Transmission Holdings, Inc.	879	31,952
AMETEK, Inc.	9,065	1,332,917
Booz Allen Hamilton Holding Corp.	730	61,897
Copart, Inc. (b)	8,940	1,355,483
Eaton Corp. PLC	15,306	2,645,183
GXO Logistics, Inc. (b)	276	25,069
IDEX Corp.	1,968	465,078
Illinois Tool Works, Inc.	829	204,597
Landstar System, Inc.	964	172,575
Old Dominion Freight Line, Inc.	1,777	636,841
Robert Half International, Inc.	689	76,837
Roper Technologies, Inc.	2,637	1,297,035
Textron, Inc.	8,937	689,936
TransDigm Group, Inc. (b)	1,629	1,036,500
Trex Co., Inc. (b)	3,636	490,969
Uber Technologies, Inc. (b)	28,013	1,174,585
Union Pacific Corp.	1,760	443,397
United Parcel Service, Inc. - Class B	2,146	459,974
WW Grainger, Inc.	112	58,043
		13,142,705
Information Technology - 37.2%
Accenture PLC - Class A	3,084	1,278,472
Adobe, Inc. (b)	9,266	5,254,378
Advanced Micro Devices, Inc. (b)	20,803	2,993,552
Allegro MicroSystems, Inc. (b)	1,073	38,821
Amphenol Corp. - Class A	8,607	752,768
Analog Devices, Inc.	2,115	371,754
Apple, Inc.	84,888	15,073,562
Applied Materials, Inc.	20,925	3,292,758
Arista Networks, Inc. (b)	14,526	2,088,112
ASML Holding NV - ADR	1,154	918,746
Atlassian Corp. PLC - Class A (b)	692	263,853
Bill.com Holdings, Inc. (b)	4,268	1,063,372
Broadcom, Inc.	997	663,414
CDW Corp.	985	201,708
Cognex Corp.	4,648	361,428
Cognizant Technology Solutions Corp. - Class A	2,479	219,937
Crowdstrike Holdings, Inc. - Class A (b)	1,773	363,022
Datadog, Inc. - Class A (b)	940	167,423
Dlocal Ltd. (b)	8,533	304,543
DocuSign, Inc. (b)	1,345	204,857
Dynatrace, Inc. (b)	5,476	330,477
Enphase Energy, Inc. (b)	159	29,087
Entegris, Inc.	274	37,971
EPAM Systems, Inc. (b)	1,922	1,284,761
Fortinet, Inc. (b)	2,826	1,015,664
Gartner, Inc. (b)	1,860	621,835
HP, Inc.	6,362	239,657
HubSpot, Inc. (b)	165	108,760
Intuit, Inc.	4,053	2,606,971
IPG Photonics Corp. (b)	3,539	609,203
KLA Corp.	1,291	555,272
Manhattan Associates, Inc. (b)	2,524	392,457
Marqeta, Inc. - Class A (b)	47,535	816,176
Mastercard, Inc. - Class A	2,635	946,808
Micron Technology, Inc.	20,160	1,877,904
Microsoft Corp.	74,705	25,124,786
Monolithic Power Systems, Inc.	365	180,065
Motorola Solutions, Inc.	1,328	360,818
NVIDIA Corp.	25,877	7,610,684
NXP Semiconductors NV	1,399	318,664
Palo Alto Networks, Inc. (b)	416	231,612
PayPal Holdings, Inc. (b)	18,273	3,445,922
PTC, Inc. (b)	3,595	435,534
QUALCOMM, Inc.	40,166	7,345,156
salesforce.com, Inc. (b)	8,114	2,062,011
ServiceNow, Inc. (b)	1,235	801,651
Shopify, Inc. - Class A (b)	1,046	1,440,750
Skyworks Solutions, Inc.	2,778	430,979
Snowflake, Inc. - Class A (b)	1,369	463,749
SolarEdge Technologies, Inc. (b)	1,129	316,764
Texas Instruments, Inc.	3,412	643,060
Twilio, Inc. - Class A (b)	3,590	945,391
Tyler Technologies, Inc. (b)	711	382,482
Ubiquiti, Inc.	385	118,080
Unity Software, Inc. (b)	7,358	1,052,120
Universal Display Corp.	881	145,391
Visa, Inc. - Class A	28,709	6,221,527
VMware, Inc. - Class A	1,059	122,717
Workday, Inc. - Class A (b)	844	230,564
Xilinx, Inc.	7,317	1,551,424
Zoom Video Communications, Inc. - Class A (b)	936	172,140
		109,503,524
Materials - 0.3%
The Chemours Co.	5,028	168,740
The Sherwin-Williams Co.	2,043	719,463
		888,203
Real Estate - 0.1%
CBRE Group, Inc. - Class A (b)	1,004	108,944
Public Storage	68	25,470
Simon Property Group, Inc.	1,433	228,950
		363,364
Total Common Stocks (Cost $134,739,942)		232,833,417

	Par Value
U.S. TREASURY OBLIGATIONS - 0.3%
U.S. Treasury Notes - 0.3%
0.125%, due 05/31/23 (d)	$119,000	118,256
0.250%, due 09/30/23 (d)	32,000	31,775
0.250%, due 06/15/24 (d)	172,000	169,474
0.750%, due 11/15/24 (d)	52,000	51,716
0.250%, due 10/31/25 (d)	55,000	53,152
0.875%, due 09/30/26 (d)	156,000	153,221
1.250%, due 11/30/26 (d)	131,000	130,939
1.125%, due 02/15/31 (d)	7,000	6,792
1.375%, due 11/15/31 (d)	80,000	78,950
Total U.S. Treasury Obligations (Cost $799,815)		794,275

AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.1%
Federal Home Loan Mortgage Corp. - 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.690%, due 03/25/30 (d)(e)	459,870	55,916
Series K-1501, 0.394%, due 04/25/30 (d)(e)	2,567,920	66,024
Series K-110, 1.697%, due 04/25/30 (d)(e)	399,133	47,831
Series K-118, 0.961%, due 09/25/30 (d)(e)	997,697	71,594
Series K-123, 0.775%, due 12/25/30 (d)(e)	1,398,397	82,591
Total Agency Mortgage-Backed Obligations (Cost $277,841)		323,956

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.8%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 0.832%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (d)(f)(g)	180,000	177,981
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 2.250%, due 10/15/37 (1 Month U.S. LIBOR + 2.140%) (d)(f)(g)	170,000	170,501
BBCMS 2021-AGW Mortgage Trust
Series 2021-AGW, 1.360%, due 06/15/36 (1 Month U.S. LIBOR + 1.250%) (d)(f)(g)	300,000	299,252
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 1.510%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (d)(f)(g)	82,243	82,151
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (d)(e)(f)	480,742	476,047
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 1.200%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (d)(f)(g)	170,000	169,682
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/06/34 (d)(f)	180,000	184,310
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/05/34 (d)(f)	130,000	133,343
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (d)(e)(f)	66,798	67,814
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (d)(e)(f)	133,075	134,636
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (d)(e)(f)	21,039	21,176
JP Morgan Mortgage Trust 2019-3
Series 2019-3, 4.000%, due 09/25/49 (d)(e)(f)	5,019	5,049
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (d)(e)(f)	124,419	126,645
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (d)(e)(f)	109,329	110,715
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (d)(e)(f)	278,244	275,962
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (d)(e)(f)	76,414	77,386
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.098%, due 07/15/45 (d)(e)	163,000	167,603
KREST Commercial Mortgage Securities Trust 2021-CHIP
Series C, 2.927%, due 11/05/44 (d)(e)(f)	275,000	270,812
Mello Warehouse Securitization Trust 2020-1
Series 2020-1, 1.252%, due 10/25/53 (1 Month U.S. LIBOR + 1.150%) (d)(f)(g)	100,000	100,041
OBX 2021-J3 Trust
Series 2021-J3, 2.500%, due 10/25/51 (d)(e)(f)	400,000	396,246
Provident Funding Mortgage Trust 2021-J1
Series 2.00000, 2.000%, due 10/25/51 (d)(e)(f)	100,000	95,551
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 1.852%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (d)(f)(g)	350,000	348,578
Sequoia Mortgage Trust 2016-3
Series 2016-3, 3.000%, due 11/25/46 (d)(e)(f)	14,000	14,010
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (d)(e)(f)	17,207	17,438
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 09/25/49 (d)(e)(f)	13,638	13,812
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (d)(e)(f)	200,000	201,251
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (d)(e)(f)	350,000	348,707
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/15/41 (d)(f)	190,000	193,852
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series A, 1.310%, due 05/15/31 (1 Month U.S. LIBOR + 1.200%) (d)(f)(g)	200,000	199,656
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (d)(e)(f)	147,950	149,719
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/15/47 (d)(e)	180,000	184,124
Total Non-Agency Mortgage-Backed Obligations (Cost $5,255,761)		5,214,050

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS - 0.1%
BBCMS Trust 2021-C10
Series 2021-C10, 1.308%, due 07/15/54 (d)(e)	997,706	94,725
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.776%, due 09/15/53 (d)(e)	997,210	102,077
Benchmark 2021-B29 Mortgage Trust
Series X-A, 1.049%, due 09/15/54 (d)(e)(f)	999,153	74,559
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.712%, due 09/15/53 (d)(e)	708,590	66,574
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $358,224)		337,935

ASSET-BACKED SECURITIES - 1.5%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 09/22/27 (d)	76,166	77,968
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 06/15/28 (d)	48,928	48,826
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27 (d)	100,000	98,384
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46 (d)(f)	98,333	97,983
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (d)(f)	133,023	136,302
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 (d)	200,000	200,871
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 02/20/34 (d)	240,418	235,737
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (d)(f)	205,088	211,206
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (d)(f)	234,619	233,786
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (d)(f)	193,645	196,975
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (d)(f)	200,000	198,329
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (d)(f)	72,335	69,929
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (d)(f)	94,725	93,313
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (d)(f)	200,000	198,479
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (d)(f)	100,000	98,622
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (d)(f)	150,000	147,522
Santander Drive Auto Receivables Trust 2019-3
Series D, 2.680%, due 10/15/25 (d)	250,000	253,532
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25 (d)	100,000	100,098
Santander Drive Auto Receivables Trust 2020-3
Series C, 1.120%, due 01/15/26 (d)	200,000	200,664
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26 (d)	100,000	99,199
Sofi Consumer Loan Program 2018-1 Trust
Series B, 3.650%, due 02/25/27 (d)(f)	36,365	36,548
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (d)(f)	350,000	353,007
SoFi Consumer Loan Program 2021-1 Trust
Series B, 1.300%, due 09/25/30 (d)(f)	350,000	346,027
Sofi Professional Loan Program 2017-C LLC
Series A-1, 0.703%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (d)(f)(g)	85,785	85,817
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (d)(f)	110,964	112,763
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (d)(f)	225,000	227,791
United Airlines 2014-2 Class A Pass Through Trust
Series A, 3.750%, due 09/03/26 (d)	43,086	44,680
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (d)(f)	192,182	188,985
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28 (d)(f)	100,000	98,380
Total Asset-Backed Securities (Cost $4,514,532)		4,491,723

COLLATERALIZED LOAN OBLIGATIONS - 1.7%
Aimco CLO 11 Ltd.
Series 2020-11R, 1.253%, due 10/17/34 (3 Month U.S. LIBOR + 1.130%) (d)(f)(g)	1,000,000	997,657
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 1.710%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (d)(f)(g)(h)	350,000	348,036
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
Series C, 1.960%, due 08/15/34 (1 Month U.S. LIBOR + 1.850%) (d)(f)(g)(h)	275,000	273,773
Benefit Street Partners CLO XIX Ltd.
Series A, 1.474%, due 01/15/33 (3 Month U.S. LIBOR + 1.350%) (d)(f)(g)	350,000	350,047
Benefit Street Partners CLO XXIII Ltd.
Series A-1, 1.204%, due 04/25/34 (3 Month U.S. LIBOR + 1.080%) (d)(f)(g)	250,000	248,760
Carlyle US CLO 2021-1 Ltd.
Series LTD, 1.264%, due 04/15/34 (3 Month U.S. LIBOR + 1.140%) (d)(f)(g)	250,000	249,970
CIFC Funding 2021-I Ltd.
Series LTD, 1.234%, due 04/25/33 (3 Month U.S. LIBOR + 1.110%) (d)(f)(g)	250,000	249,909
Greystone CRE Notes 2021-FL3 Ltd.
Series 2021-FL3, 2.110%, due 07/15/39 (1 Month U.S. LIBOR + 2.000%) (d)(f)(g)(h)	275,000	273,608
Marble Point CLO XIV Ltd.
Series FLT, 1.412%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (d)(f)(g)	450,000	450,199
MF1 2021-FL6 Ltd.
Series 2021-FL6, 1.958%, due 07/16/36 (1 Month U.S. LIBOR + 1.850%) (d)(f)(g)(h)	175,000	174,168
MF1 2021-FL7 Ltd.
Series 2021-FL7, 2.158%, due 10/16/36 (1 Month U.S. LIBOR + 2.050%) (d)(f)(g)(h)	200,000	198,638
Octagon Investment Partners 32 Ltd.
Series FLT, 1.324%, due 07/15/29 (3 Month U.S. LIBOR + 1.200%) (d)(f)(g)	250,000	250,001
OHA Credit Funding 3 Ltd.
Series A-R, 1.272%, due 07/02/35 (3 Month U.S. LIBOR + 1.140%) (d)(f)(g)	250,000	249,692
OHA Credit Funding 4 Ltd.
Series A-R, 1.278%, due 10/22/36 (3 Month U.S. LIBOR + 1.150%) (d)(f)(g)	500,000	500,089
Palmer Square CLO 2019-1 Ltd.
1.348%, due 11/14/34 (3 Month U.S. LIBOR + 1.150%) (d)(f)(g)	250,000	250,032
Total Collateralized Loan Obligations (Cost $5,074,868)		5,064,579

CORPORATE BONDS - 3.7%
Basic Materials - 0.0% (i)
Ecolab, Inc.
4.800%, due 03/24/30 (d)	61,000	73,008
Steel Dynamics, Inc.
1.650%, due 10/15/27 (d)	74,000	72,414
		145,422
Communications - 0.3%
Amazon.com, Inc.
1.500%, due 06/03/30 (d)	100,000	96,991
AT&T, Inc.
2.250%, due 02/01/32 (d)	148,000	142,826
Fox Corp.
3.050%, due 04/07/25 (d)	135,000	141,709
The Walt Disney Co.
2.200%, due 01/13/28 (d)	68,000	69,267
T-Mobile USA, Inc.
3.750%, due 04/15/27 (d)	74,000	80,166
Verizon Communications, Inc.
4.329%, due 09/21/28 (d)	74,000	83,894
2.355%, due 03/15/32 (d)(f)	153,000	150,841
		765,694
Consumer, Cyclical - 0.2%
American Honda Finance Corp.
1.200%, due 07/08/25 (d)	70,000	69,702
Nissan Motor Co. Ltd.
4.810%, due 09/17/30 (d)(f)	74,000	82,763
O'Reilly Automotive, Inc.
3.600%, due 09/01/27 (d)	158,000	171,276
Ross Stores, Inc.
4.600%, due 04/15/25 (d)	114,000	124,702
The Home Depot, Inc.
1.500%, due 09/15/28 (d)	103,000	101,451
Walmart, Inc.
1.050%, due 09/17/26 (d)	134,000	132,285
		682,179
Consumer, Non-cyclical - 0.6%
AbbVie, Inc.
3.800%, due 03/15/25 (d)	121,000	128,784
Altria Group, Inc.
3.400%, due 05/06/30 (d)	88,000	91,115
Amgen, Inc.
3.200%, due 11/02/27 (d)	115,000	123,664
AstraZeneca PLC
0.700%, due 04/08/26 (d)	81,000	78,333
BAT International Finance PLC
1.668%, due 03/25/26 (d)	142,000	139,452
Constellation Brands, Inc.
3.700%, due 12/06/26 (d)	88,000	95,169
CVS Health Corp.
3.875%, due 07/20/25 (d)	234,000	250,867
1.750%, due 08/21/30 (d)	148,000	140,727
Global Payments, Inc.
2.650%, due 02/15/25 (d)	78,000	80,038
HCA, Inc.
4.125%, due 06/15/29 (d)	98,000	108,168
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 (d)	67,000	72,943
PepsiCo, Inc.
2.625%, due 07/29/29 (d)	79,000	82,994
Royalty Pharma PLC
0.750%, due 09/02/23 (d)	59,000	58,513
1.200%, due 09/02/25 (d)	61,000	59,800
1.750%, due 09/02/27 (d)	60,000	58,358
2.200%, due 09/02/30 (d)	84,000	81,052
Triton Container International Ltd.
2.050%, due 04/15/26 (d)(f)	119,000	118,074
		1,768,051
Energy - 0.1%
Enterprise Products Operating LLC
2.800%, due 01/31/30 (d)	74,000	77,027
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23 (d)	67,000	68,508
MPLX LP
4.875%, due 12/01/24 (d)	70,000	75,950
2.650%, due 08/15/30 (d)	56,000	55,860
Phillips 66
0.900%, due 02/15/24 (d)	75,000	74,525
Sabine Pass Liquefaction LLC
5.625%, due 03/01/25 (d)	51,000	56,610
		408,480
Financial - 1.7%
Aflac, Inc.
3.250%, due 03/17/25 (d)	80,000	84,545
American International Group, Inc.
3.900%, due 04/01/26 (d)	141,000	152,823
Assurant, Inc.
4.200%, due 09/27/23 (d)	67,000	70,316
Aviation Capital Group LLC
1.950%, due 09/20/26 (d)(f)	101,000	98,014
Avolon Holdings Funding Ltd
2.875%, due 02/15/25 (d)(f)	78,000	79,658
2.125%, due 02/21/26 (d)(f)	141,000	138,356
Bank of America Corp.
4.125%, due 01/22/24 (d)	150,000	159,339
4.000%, due 01/22/25 (d)	71,000	75,762
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (d)(g)	318,000	315,814
2.592%, due 04/29/31 (SOFR Rate + 2.150%) (d)(g)	168,000	169,263
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28 (d)(f)	143,000	138,661
BNP Paribas SA
2.819%, due 11/19/25 (3 Month U.S. LIBOR + 1.111%) (d)(f)(g)	200,000	205,725
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (d)(g)	120,000	118,916
4.450%, due 09/29/27 (d)	76,000	84,666
Equinix, Inc.
1.250%, due 07/15/25 (d)	126,000	123,765
2.900%, due 11/18/26 (d)	56,000	58,170
Intercontinental Exchange, Inc.
3.750%, due 12/01/25 (d)	90,000	97,263
JPMorgan Chase & Co.
3.875%, due 09/10/24 (d)	183,000	194,644
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (d)(g)	120,000	118,668
1.470%, due 09/22/27 (SOFR Rate + 0.765%) (d)(g)	161,000	157,579
1.953%, due 02/04/32 (SOFR Rate + 1.065%) (d)(g)	69,000	66,131
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (d)(g)	180,000	182,386
Kite Realty Group LP
4.000%, due 10/01/26 (d)	94,000	99,691
Main Street Capital Corp.
3.000%, due 07/14/26 (d)	137,000	136,980
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23 (d)	67,000	69,724
Morgan Stanley
0.560%, due 11/10/23 (SOFR Rate + 0.466%) (d)(g)	149,000	148,711
1.164%, due 10/21/25 (SOFR Rate + 0.560%) (d)(g)	108,000	106,946
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (d)(g)	223,000	227,007
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (d)(g)	160,000	158,148
1.512%, due 07/20/27 (SOFR Rate + 0.858%) (d)(g)	120,000	118,094
2.239%, due 07/21/32 (SOFR Rate + 1.178%) (d)(g)	89,000	86,854
Oaktree Specialty Lending Corp.
2.700%, due 01/15/27 (d)	124,000	122,548
Realty Income Corp.
3.250%, due 01/15/31 (d)	168,000	180,180
Royal Bank of Canada
1.200%, due 04/27/26 (d)	80,000	78,432
Scentre Group Trust 1
3.625%, due 01/28/26 (d)(f)	158,000	168,599
The Charles Schwab Corp.
3.300%, due 04/01/27 (d)	46,000	49,282
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (d)(g)	80,000	78,212
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (d)(g)	216,000	221,195
XLIT Ltd.
4.450%, due 03/31/25 (d)	74,000	80,180
		5,021,247
Industrial - 0.2%
Amphenol Corp.
2.800%, due 02/15/30 (d)	93,000	95,919
Carrier Global Corp.
2.722%, due 02/15/30 (d)	188,000	190,890
Raytheon Technologies Corp.
3.200%, due 03/15/24 (d)	87,000	90,539
The Boeing Co.
4.875%, due 05/01/25 (d)	76,000	83,169
		460,517
Technology - 0.3%
Apple, Inc.
1.200%, due 02/08/28 (d)	80,000	77,615
Broadcom, Inc.
4.150%, due 11/15/30 (d)	55,000	60,930
DXC Technology Co.
1.800%, due 09/15/26 (d)	60,000	59,149
Fiserv, Inc.
3.850%, due 06/01/25 (d)	54,000	57,677
Intel Corp.
3.400%, due 03/25/25 (d)	22,000	23,383
3.700%, due 07/29/25 (d)	33,000	35,607
Microsoft Corp.
2.400%, due 08/08/26 (d)	150,000	156,719
Oracle Corp.
2.950%, due 04/01/30 (d)	200,000	201,533
VMware, Inc.
1.000%, due 08/15/24 (d)	85,000	84,574
		757,187
Utilities - 0.3%
Ameren Illinois Co.
3.800%, due 05/15/28 (d)	70,000	76,422
Duke Energy Corp.
3.150%, due 08/15/27 (d)	150,000	158,508
Entergy Corp.
0.900%, due 09/15/25 (d)	100,000	96,715
FirstEnergy Corp.
4.400%, due 07/15/27 (d)	138,000	148,375
Sierra Pacific Power Co.
2.600%, due 05/01/26 (d)	121,000	125,919
Southwestern Electric Power Co.
1.650%, due 03/15/26 (d)	80,000	79,636
The AES Corp.
1.375%, due 01/15/26 (d)	75,000	72,788
		758,363
Total Corporate Bonds (Cost $10,956,891)		10,767,140

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES - 4.7%
Voya Emerging Markets Hard Currency Debt Fund - Class P	238,869	2,240,592
Voya High Yield Bond Fund - Class P	259,330	2,082,421
Voya Investment Grade Credit Fund - Class P	81,566	906,202
Voya Securitized Credit Fund - Class P	875,074	8,549,478
Total Affiliated Registered Investment Companies (Cost $13,619,674)		13,778,693

Total Investments at Value - 92.9% (Cost $175,597,548)		273,605,768
Other Assets in Excess of Liabilities - 7.1%		20,981,283
Net Assets - 100.0%		$294,587,051

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2021. The total fair value of securities on loan at December 31, 2021, was $61,026 (Note 8).
(d)	Level 2 Security.
(e)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2021.
(f)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2021, the value of these investments was $14,313,916, or 4.9% of total net assets.
(g)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.
(h)	Illiquid security. The total value of such securities is $1,268,223 as of December 31, 2021, representing 0.4% of net assets.
(i)	Represents less than 0.1%.

WILSHIRE MUTUAL FUNDS, INC.
LARGE COMPANY VALUE PORTFOLIO	December 31, 2021
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 80.0% (a)
Communication Services - 5.1%
Activision Blizzard, Inc.	9,297	$618,529
Alphabet, Inc. - Class A (b)	1,209	3,502,521
Alphabet, Inc. - Class C (b)	404	1,169,010
Altice USA, Inc. - Class A (b)	2,400	38,832
AT&T, Inc.	23,366	574,804
Comcast Corp. - Class A	16,888	849,973
Discovery, Inc. - Class C (b)	45,104	1,032,882
Electronic Arts, Inc.	2,553	336,741
Fox Corp. - Class A	1,970	72,693
News Corp. - Class A	41,117	917,320
News Corp. - Class B	11,560	260,100
Nexstar Media Group, Inc. - Class A	1,700	256,666
Omnicom Group, Inc.	3,457	253,294
Take-Two Interactive Software, Inc. (b)	2,497	443,767
Verizon Communications, Inc.	13,363	694,342
Vodafone Group PLC - ADR	42,285	631,315
		11,652,789
Consumer Discretionary - 5.1%
Adient PLC (b)	4,665	223,360
Advance Auto Parts, Inc.	290	69,565
Amazon.com, Inc. (b)	244	813,579
AutoNation, Inc. (b)	4,960	579,576
AutoZone, Inc. (b)	221	463,302
Bath and Body Works, Inc.(b)	2,595	181,105
Booking Holdings, Inc. (b)	176	422,265
Capri Holdings Ltd. (b)	1,730	112,294
Carter's, Inc.	2,980	301,636
Dick's Sporting Goods, Inc.	403	46,341
Dollar General Corp.	306	72,164
Domino's Pizza, Inc.	323	182,279
DR Horton, Inc.	1,420	153,999
Ford Motor Co.	12,490	259,417
Frontdoor, Inc. (b)	585	21,440
General Motors Co.(b)	29,054	1,703,436
Harley-Davidson, Inc.	6,226	234,658
Lennar Corp. - Class A	1,110	128,938
Lennar Corp. - Class B	950	90,839
LKQ Corp.	2,560	153,677
LVMH Moet Hennessy Louis Vuitton SE	639	528,893
Magna International, Inc.	13,792	1,116,324
Mattel, Inc. (b)	4,170	89,905
McDonald's Corp.	2,199	589,486
NIKE, Inc. - Class B	6,115	1,019,187
Penske Automotive Group, Inc.	540	57,899
PVH Corp.	1,920	204,768
Tapestry, Inc.	2,709	109,985
Target Corp.	2,655	614,473
The Goodyear Tire & Rubber Co. (b)	10,339	220,428
The Home Depot, Inc.	177	73,457
Toll Brothers, Inc.	195	14,116
Victoria's Secret & Co. (b)	865	48,042
Williams-Sonoma, Inc.	310	52,430
Yum! Brands, Inc.	4,750	659,585
		11,612,848
Consumer Staples - 5.1%
Colgate-Palmolive Co.	26,196	2,235,567
Constellation Brands, Inc. - Class A	1,574	395,027
Costco Wholesale Corp.	2,939	1,668,470
Diageo PLC	13,391	731,539
General Mills, Inc.	530	35,711
Kellogg Co.	1,720	110,802
Mondelez International, Inc. - Class A	11,455	759,581
PepsiCo, Inc.	365	63,404
Pernod Ricard SA	2,857	687,944
Philip Morris International, Inc.	5,070	481,650
The Coca-Cola Co.	10,093	597,607
The Estee Lauder Cos., Inc. - Class A	2,545	942,159
The Hershey Co.	700	135,429
The Kraft Heinz Co.	3,420	122,778
The Procter & Gamble Co.	4,929	806,286
Tyson Foods, Inc. - Class A	2,700	235,332
Unilever PLC - ADR	14,815	796,899
Walmart, Inc.	6,735	974,487
		11,780,672
Energy - 4.8%
APA Corp.	35,964	967,072
Baker Hughes Co.	12,595	303,036
Coterra Energy, Inc.	26,290	499,510
Cenovus Energy, Inc.	21,605	265,309
Chevron Corp.	5,490	644,251
ConocoPhillips	5,710	412,148
Diamondback Energy, Inc.	490	52,847
DT Midstream, Inc.	4,700	225,506
Equitrans Midstream Corp.	7,020	72,587
Exxon Mobil Corp.	16,077	983,752
Halliburton Co.	24,840	568,091
Hess Corp.	13,705	1,014,581
HollyFrontier Corp.	13,480	441,874
Kinder Morgan, Inc.	17,500	277,550
Marathon Oil Corp.	99,502	1,633,823
Marathon Petroleum Corp.	5,018	321,102
Murphy Oil Corp.	8,730	227,940
NOV, Inc.	38,595	522,962
Royal Dutch Shell PLC - Class A - ADR	19,612	851,161
Schlumberger Ltd.	11,150	333,943
Targa Resources Corp.	6,938	362,441
Valero Energy Corp.	1,670	125,434
		11,106,920
Financials - 16.0%
Affiliated Managers Group, Inc.	900	148,059
Ally Financial, Inc.	8,630	410,874
American Express Co.	990	161,964
American International Group, Inc.	40,089	2,279,461
Aon PLC - Class A	3,779	1,135,816
Arch Capital Group Ltd. (b)	10,422	463,258
Arthur J Gallagher & Co.	4,519	766,739
Axis Capital Holdings Ltd.	720	39,218
Bank of America Corp.	21,715	966,100
Berkshire Hathaway, Inc. - Class B (b)	9,133	2,730,767
BlackRock, Inc.	297	271,921
Capital One Financial Corp.	3,000	435,270
Cboe Global Markets, Inc.	3,465	451,836
Chubb Ltd.	540	104,387
CIT Group, Inc.	7,970	409,180
Citigroup, Inc.	45,617	2,754,811
Citizens Financial Group, Inc.	15,165	716,546
CME Group, Inc.	1,446	330,353
Credit Suisse Group AG	53,457	515,326
Discover Financial Services	1,995	230,542
Equitable Holdings, Inc.	7,911	259,402
Everest Re Group Ltd.	1,782	488,125
Fidelity National Financial, Inc.	6,510	339,692
First Republic Bank	250	51,628
Franklin Resources, Inc.	5,680	190,223
Huntington Bancshares, Inc.	2,905	44,795
Interactive Brokers Group, Inc. - Class A	4,386	348,336
Invesco Ltd.	3,100	71,362
Janus Henderson Group PLC	2,930	122,884
JPMorgan Chase & Co.	11,806	1,869,480
Lazard Ltd. - Class A	5,260	229,494
M&T Bank Corp.	2,581	396,390
Markel Corp. (b)	271	334,414
Marsh & Mclennan Cos., Inc.	5,531	961,398
Moody's Corp.	3,994	1,559,977
Nasdaq, Inc.	1,896	398,179
New York Community Bancorp, Inc.	2,690	32,845
OneMain Holdings, Inc.	9,820	491,393
Popular, Inc.	1,955	160,388
Prosperity Bancshares, Inc.	2,120	153,276
Raymond James Financial, Inc.	1,635	164,154
Regions Financial Corp.	6,335	138,103
Reinsurance Group of America, Inc.	990	108,395
S&P Global, Inc.	2,534	1,195,871
Santander Consumer USA Holdings, Inc.	2,785	117,026
SEI Investments Co.	1,180	71,909
SLM Corp.	9,568	188,203
State Street Corp.	6,046	562,278
Stifel Financial Corp.	3,350	235,907
Synchrony Financial	9,799	454,576
T Rowe Price Group, Inc.	160	31,462
The Bank of New York Mellon Corp.	15,697	911,682
The Charles Schwab Corp.	20,514	1,725,227
The Goldman Sachs Group, Inc.	2,505	958,288
The Hartford Financial Services Group, Inc.	8,847	610,797
The Travelers Cos., Inc.	5,969	933,731
Truist Financial Corp.	9,140	535,147
US Bancorp	4,493	252,372
Virtu Financial, Inc. - Class A	2,830	81,589
Voya Financial, Inc.	1,020	67,636
W.R. Berkley Corp.	5,475	451,085
Wells Fargo & Co.	64,681	3,103,394
		36,724,941
Health Care - 10.3%
Abbott Laboratories	3,060	430,664
AbbVie, Inc.	980	132,692
Agilent Technologies, Inc.	10,090	1,610,869
agilon health, Inc. (b)	998	26,946
AmerisourceBergen Corp.	2,340	310,963
Anthem, Inc.	4,922	2,281,544
Baxter International, Inc.	200	17,168
Becton Dickinson and Co.	360	90,533
Biogen, Inc. (b)	180	43,186
Bio-Techne Corp.	447	231,251
Boston Scientific Corp. (b)	6,300	267,624
Bristol-Myers Squibb Co.	9,858	614,646
Bruker Corp.	15,462	1,297,416
Centene Corp. (b)	7,672	632,173
Cerner Corp.	2,300	213,601
Chemed Corp.	300	158,712
CVS Health Corp.	14,239	1,468,895
Danaher Corp.	3,721	1,224,246
DENTSPLY SIRONA, Inc	1,878	104,774
Encompass Health Corp.	2,200	143,572
Gilead Sciences, Inc.	3,740	271,561
GlaxoSmithKline PLC - ADR	15,114	666,527
HCA Healthcare, Inc.	2,445	628,169
Hologic, Inc. (b)	2,330	178,385
Humana, Inc.	1,493	692,543
ICON PLC (b)	1,434	444,110
IQVIA Holdings, Inc. (b)	1,303	367,628
Johnson & Johnson	8,344	1,427,408
Laboratory Corp. of America Holdings (b)	759	238,485
Maravai LifeSciences Holdings, Inc. - Class A (b)	7,471	313,035
McKesson Corp.	1,725	428,783
Medtronic PLC	7,216	746,495
Merck & Co., Inc.	3,084	236,358
Molina Healthcare, Inc. (b)	720	229,018
Organon & Co.	4,325	131,696
Pfizer, Inc.	13,398	791,152
Quest Diagnostics, Inc.	525	90,830
Regeneron Pharmaceuticals, Inc. (b)	130	82,098
ResMed, Inc.	730	190,150
Royalty Pharma PLC - Class A	4,045	161,193
Sanofi - ADR	8,785	440,129
Thermo Fisher Scientific, Inc.	1,024	683,254
UnitedHealth Group, Inc.	3,405	1,709,787
Waters Corp. (b)	2,020	752,652
Zimmer Biomet Holdings, Inc.	2,749	349,233
		23,552,154
Industrials - 11.9%
3M Co.	3,135	556,870
A.O. Smith Corp.	3,430	294,466
Allegion PLC	770	101,979
Allison Transmission Holdings, Inc.	2,070	75,244
AMETEK, Inc.	1,245	183,065
Carlisle Cos., Inc.	840	208,421
CNH Industrial NV	51,230	995,399
Core & Main, Inc. (b)	2,180	66,141
Cummins, Inc.	2,801	611,010
Curtiss-Wright Corp.	231	32,033
Deere & Co.	760	260,596
Emerson Electric Co.	3,420	317,957
Equifax, Inc.	3,561	1,042,625
Expeditors International of Washington, Inc.	450	60,430
Fastenal Co.	8,368	536,054
FedEx Corp.	4,749	1,228,281
Ferguson PLC	2,616	464,032
Fluor Corp. (b)	6,416	158,924
Fortive Corp.	2,535	193,395
FTI Consulting, Inc. (b)	123	18,871
General Electric Co.	24,776	2,340,589
Graco, Inc.	8,776	707,521
Honeywell International, Inc.	5,149	1,073,618
IDEX Corp.	4,064	960,404
Illinois Tool Works, Inc.	1,070	264,076
Ingersoll Rand, Inc.	8,961	554,417
Johnson Controls International PLC	11,091	901,809
Knight-Swift Transportation Holdings, Inc.	770	46,924
ManpowerGroup, Inc.	2,230	217,046
Masco Corp.	730	51,261
MSA Safety, Inc.	2,449	369,701
Nordson Corp.	3,467	885,021
Norfolk Southern Corp.	1,259	374,817
Northrop Grumman Corp.	280	108,380
Old Dominion Freight Line, Inc.	583	208,936
Otis Worldwide Corp.	24,604	2,142,270
PACCAR, Inc.	5,634	497,257
Parker-Hannifin Corp.	569	181,010
Pentair PLC	4,591	335,281
Raytheon Technologies Corp.	6,160	530,130
RBC Bearings, Inc. (b)	1,534	309,822
Republic Services, Inc.	715	99,707
Rockwell Automation, Inc.	4,504	1,571,220
Schneider National, Inc. - Class B	4,150	111,677
Simpson Manufacturing Co., Inc.	2,585	359,496
Snap-on, Inc.	130	27,999
Trane Technologies PLC	3,488	704,681
TransUnion	7,241	858,638
Union Pacific Corp.	280	70,540
United Parcel Service, Inc. - Class B	710	152,181
Verisk Analytics, Inc.	3,072	702,659
Watsco, Inc.	2,330	729,010
Watts Water Technologies, Inc. - Class A	7,212	1,400,354
		27,254,245
Information Technology - 15.8%
Accenture PLC - Class A	4,324	1,792,514
Adobe, Inc. (b)	2,255	1,278,720
Altair Engineering, Inc. - Class A (b)	7,660	592,271
Amdocs Ltd.	1,300	97,292
Analog Devices, Inc.	7,571	1,330,755
ANSYS, Inc. (b)	3,025	1,213,388
Apple, Inc.	693	123,056
Applied Materials, Inc.	6,011	945,891
Arista Networks, Inc. (b)	4,740	681,375
Arrow Electronics, Inc. (b)	593	79,622
Autodesk, Inc. (b)	2,671	751,058
Cadence Design Systems, Inc. (b)	9,292	1,731,564
Cisco Systems, Inc.	18,530	1,174,246
Cognizant Technology Solutions Corp. - Class A	11,326	1,004,843
Concentrix Corp. (b)	1,685	300,975
Corning, Inc.	17,851	664,593
Datto Holding Corp. (b)(c)	8,290	218,441
DocuSign, Inc. (b)	521	79,354
EPAM Systems, Inc. (b)	370	247,326
F5, Inc. (b)	5,788	1,416,381
FleetCor Technologies, Inc. (b)	176	39,396
Genpact Ltd.	3,050	161,894
Hewlett Packard Enterprise Co.	37,485	591,138
HP, Inc.	11,400	429,438
Intel Corp.	11,977	616,815
Jabil, Inc.	3,980	279,993
Jack Henry & Associates, Inc.	877	146,450
Lam Research Corp.	1,226	881,678
LiveRamp Holdings, Inc. (b)	2,994	143,562
Manhattan Associates, Inc. (b)	167	25,967
Mastercard, Inc. - Class A	3,238	1,163,478
Micron Technology, Inc.	8,632	804,071
Microsoft Corp.	10,991	3,696,493
Motorola Solutions, Inc.	1,014	275,504
Novanta, Inc. (b)	1,849	326,034
NXP Semiconductors NV	1,610	366,726
Oracle Corp.	8,637	753,233
Power Integrations, Inc.	1,546	143,608
PTC, Inc. (b)	1,997	241,937
Qorvo, Inc. (b)	700	109,473
QUALCOMM, Inc.	440	80,463
salesforce.com, Inc. (b)	7,535	1,914,870
Semtech Corp. (b)	1,607	142,911
Shimadzu Corp.	13,500	569,786
Silicon Laboratories, Inc. (b)	2,804	578,802
Skyworks Solutions, Inc.	970	150,486
Snowflake, Inc. - Class A (b)	510	172,762
SS&C Technologies Holdings, Inc.	1,170	95,917
TD SYNNEX Corp.	680	77,765
Synopsys, Inc. (b)	3,739	1,377,822
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	6,185	744,117
TE Connectivity Ltd.	3,979	641,972
Telefonaktiebolaget LM Ericsson - ADR	48,152	523,412
Texas Instruments, Inc.	5,637	1,062,405
The Western Union Co.	4,050	72,252
VeriSign, Inc.(b)	140	35,535
VMware, Inc. - Class A	1,180	136,738
Vontier Corp.	6,610	203,125
Western Digital Corp. (b)	480	31,301
Workday, Inc. - Class A (b)	2,261	617,660
Zendesk, Inc. (b)	2,119	220,991
		36,371,645
Materials - 3.3%
Agnico Eagle Mines Ltd.	1,442	76,594
Amcor PLC	7,960	95,600
Franco-Nevada Corp.	5,389	745,288
Givaudan SA	195	1,025,505
International Paper Co.	4,335	203,658
Linde PLC	28	9,700
LyondellBasell Industries NV - Class A	381	35,140
Martin Marietta Materials, Inc.	2,149	946,677
NewMarket Corp.	704	241,275
Reliance Steel & Aluminum Co.	834	135,291
Royal Gold, Inc.	5,074	533,836
RPM International, Inc.	3,060	309,060
Sealed Air Corp.	3,946	266,237
Silgan Holdings, Inc.	780	33,415
The Chemours Co.	6,770	227,201
The Sherwin-Williams Co.	2,180	767,709
Vulcan Materials Co.	6,725	1,395,975
Westlake Chemical Corp.	810	78,675
Wheaton Precious Metals Corp.	9,868	423,444
		7,550,280
Real Estate - 1.3%
AvalonBay Communities, Inc.	234	59,106
CBRE Group, Inc. - Class A (b)	2,310	250,658
Equity Residential	1,140	103,170
Extra Space Storage, Inc.	470	106,563
Federal Realty Investment Trust	640	87,245
Highwoods Properties, Inc.	950	42,361
Kilroy Realty Corp.	1,340	89,056
Kimco Realty Corp.	7,305	180,068
Lamar Advertising Co. - Class A	180	21,834
National Retail Properties, Inc.	1,660	79,796
Public Storage	679	254,326
Realty Income Corp.	3,214	230,090
Regency Centers Corp.	12,107	912,263
Ventas, Inc.	10,810	552,607
WP Carey, Inc.	430	35,282
		3,004,425
Utilities - 1.3%
American Electric Power Co., Inc.	680	60,500
CenterPoint Energy, Inc.	1,919	53,559
Dominion Energy, Inc.	1,720	135,123
Duke Energy Corp.	300	31,470
Evergy, Inc.	2,670	183,189
Exelon Corp.	1,156	66,770
FirstEnergy Corp.	2,230	92,746
NextEra Energy, Inc.	480	44,813
PPL Corp.	43,203	1,298,682
Sempra Energy	270	35,716
The Southern Co.	6,982	478,825
UGI Corp.	9,920	455,427
Xcel Energy, Inc.	490	33,173
		2,969,993
Total Common Stocks (Cost $147,284,578)		183,580,912

U.S. TREASURY OBLIGATIONS - 0.3%	Par Value
U.S. Treasury Notes - 0.3%
United States Treasury Note/Bond
0.125%, due 05/31/23 (d)	$82,000	81,488
0.250%, due 09/30/23 (d)	16,000	15,888
0.250%, due 06/15/24 (d)	147,000	144,841
0.750%, due 11/15/24 (d)	29,000	28,841
0.875%, due 09/30/26 (d)	177,000	173,847
1.250%, due 11/30/26 (d)	265,000	264,876
1.250%, due 09/30/28 (d)	2,000	1,977
1.125%, due 02/15/31 (d)	8,000	7,762
1.375%, due 11/15/31 (d)	14,000	13,816
Total U.S. Treasury Obligations (Cost $737,570)		733,336

AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS - 0.1%
Federal Home Loan Mortgage Corp. - 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.690%, due 03/25/30 (d)(e)	289,918	35,251
Series K-1501, 0.394%, due 04/25/30 (d)(e)	1,650,806	42,445
Series K-110, 1.697%, due 04/25/30 (d)(e)	299,350	35,873
Series K-118, 0.961%, due 09/25/30 (d)(e)	598,618	42,956
Total Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $134,836)		156,525

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.7%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 0.832%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (d)(f)(g)	120,000	118,654
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 2.250%, due 10/15/37 (1 Month U.S. LIBOR + 2.140%) (d)(f)(g)	110,000	110,324
BBCMS 2021-AGW Mortgage Trust
Series 2021-AGW, 1.360%, due 06/16/36 (1 Month U.S. LIBOR + 1.250%) (d)(f)(g)	200,000	199,501
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 1.510%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (d)(f)(g)	82,243	82,151
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (d)(e)(f)	288,445	285,629
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 3.944%, due 07/12/49 (d)(e)	108,000	109,236
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 1.200%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (d)(f)(g)	110,000	109,794
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (d)(f)	120,000	122,873
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (d)(f)	90,000	92,315
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (d)(e)(f)	43,946	44,614
JP MORGAN MORTGAGE TRUST 2018-5
Series 2018-5, 3.500%, due 10/25/48 (d)(e)(f)	85,228	86,228
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (d)(e)(f)	19,028	19,152
JP Morgan Mortgage Trust 2019-3
Series 2019-3, 4.000%, due 09/25/49 (d)(e)(f)	3,346	3,366
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (d)(e)(f)	93,314	94,984
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (d)(e)(f)	65,597	66,429
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (d)(e)(f)	185,496	183,975
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (d)(e)(f)	54,581	55,276
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.098%, due 07/17/45 (d)(e)	105,000	107,965
KREST Commercial Mortgage Securities Trust 2021-CHIP
Series C, 3.024%, due 11/05/44 (d)(e)(f)	225,000	221,574
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 3.892%, due 11/18/49 (d)(e)	100,000	99,473
OBX 2021-J3 Trust
Series 2021-J3, 2.500%, due 10/25/51 (d)(e)(f)	400,000	396,246
Provident Funding Mortgage Trust 2021-J1
Series 2.00000, 2.000%, due 10/25/51 (d)(e)(f)	100,000	95,551
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (d)(e)(f)	46,338	47,044
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 1.852%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (d)(f)(g)	250,000	248,984
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (d)(e)	57,509	58,013
Sequoia Mortgage Trust 2016-3
Series 2016-3, 3.000%, due 11/25/46 (d)(e)(f)	9,334	9,340
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (d)(e)(f)	8,603	8,719
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (d)(e)(f)	100,000	100,625
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (d)(e)(f)	250,000	249,076
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/15/41 (d)(f)	140,000	142,838
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series A, 1.310%, due 05/15/31 (1 Month U.S. LIBOR + 1.200%) (d)(f)(g)	100,000	99,828
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (d)(e)(f)	88,770	89,832
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47 (d)(e)	120,000	122,749
Total Non-Agency Mortgage-Backed Obligations (Cost $3,920,953)		3,882,358

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS - 0.1%
BBCMS Trust 2021-C10
Series 2021-C10, 1.308%, due 07/17/54 (d)(e)	997,706	94,725
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.712%, due 08/15/53 (d)(e)	459,087	43,133
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $144,567)		137,858

ASSET-BACKED SECURITIES - 1.5%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29 (d)	55,461	56,773
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29 (d)	23,700	23,650
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27 (d)	100,000	98,384
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46 (d)(f)	98,333	97,983
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (d)(f)	84,651	86,738
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 (d)	150,000	150,653
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35 (d)	132,514	129,934
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (d)(f)	123,053	126,723
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (d)(f)	156,412	155,857
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (d)(f)	116,187	118,185
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (d)(f)	100,000	99,164
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (d)(f)	72,335	69,929
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/15/69 (d)(f)	92,056	91,624
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (d)(f)	63,150	62,209
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (d)(f)	100,000	99,240
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (d)(f)	100,000	98,622
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (d)(f)	100,000	98,348
Santander Drive Auto Receivables Trust 2019-3
Series D, 2.680%, due 10/15/25 (d)	125,000	126,766
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25 (d)	100,000	100,098
Series C, 1.120%, due 01/15/26 (d)	150,000	150,498
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26 (d)	100,000	99,199
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (d)(f)	177,240	176,603
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (d)(f)	250,000	252,148
SoFi Consumer Loan Program 2021-1 Trust
Series B, 1.300%, due 09/25/30 (d)(f)	250,000	247,162
Sofi Professional Loan Program 2017-C LLC
Series A-1, 0.703%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (d)(f)(g)	64,339	64,363
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (d)(f)	66,578	67,658
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (d)(f)	125,000	126,550
United Airlines 2014-2 Class A Pass Through Trust
Series A, 3.750%, due 09/03/26 (d)	20,549	21,309
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (d)(f)	144,137	141,739
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28 (d)(f)	100,000	98,380
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (d)(f)	150,000	150,030
Total-Asset Backed Securities (Cost $3,504,513)		3,486,519

COLLATERALIZED LOAN OBLIGATIONS - 2.0%
Aimco CLO 11 Ltd.
Series 2020-11R, 1.253%, due 10/17/34 (3 Month U.S. LIBOR + 1.130%) (d)(f)(g)	500,000	498,828
Apidos CLO XXIII
Series XXIII, 1.344%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (d)(f)(g)	250,000	250,036
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 1.710%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (d)(f)(g)(h)	250,000	248,597
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
Series C, 1.960%, due 08/15/34 (1 Month U.S. LIBOR + 1.850%) (d)(f)(g)(h)	225,000	223,996
Benefit Street Partners CLO XIX Ltd.
Series A, 1.474%, due 01/18/33 (3 Month U.S. LIBOR + 1.350%) (d)(f)(g)	250,000	250,034
CARLYLE US CLO 2021-1 Ltd.
Series LTD, 1.264%, due 04/17/34 (3 Month U.S. LIBOR + 1.140%) (d)(f)(g)	250,000	249,970
Dryden 78 CLO Ltd.
Series LTD, 1.302%, due 04/18/33 (3 Month U.S. LIBOR + 1.180%) (d)(f)(g)	250,000	249,857
Greystone CRE Notes 2021-FL3 Ltd.
Series 2021-FL3, 2.110%, due 07/15/39 (1 Month U.S. LIBOR + 2.000%) (d)(f)(g)(h)	225,000	223,861
Madison Park Funding XXI Ltd.
Series FLT, 1.518%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (d)(f)(g)	250,000	249,998
Marble Point CLO XIV Ltd.
Series FLT, 1.412%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (d)(f)(g)	280,000	280,124
MF1 2021-FL6 Ltd.
Series 2021-FL6, 1.958%, due 07/18/36 (1 Month U.S. LIBOR + 1.850%) (d)(f)(g)(h)	225,000	223,931
MF1 2021-FL7 Ltd.
Series 2021-FL7, 2.158%, due 10/20/36 (1 Month U.S. LIBOR + 1.150%) (d)(f)(g)(h)	200,000	198,638
Octagon Investment Partners 48 Ltd.
Series A-R, 1.277%, due 10/20/34 (3 Month U.S. LIBOR + 1.150%) (d)(f)(g)	250,000	249,706
OHA Credit Funding 3 Ltd.
Series A-R, 1.272%, due 07/02/35 (3 Month U.S. LIBOR + 1.140%) (d)(f)(g)	250,000	249,692
OHA Credit Funding 4 Ltd.
Series A-R, 1.278%, due 10/22/36 (3 Month U.S. LIBOR + 1.150%) (d)(f)(g)	350,000	350,062
OHA Loan Funding 2015-1 Ltd.
Series LTD, 1.330%, due 01/19/37 (3 Month U.S. LIBOR + 1.150%) (d)(f)(g)	270,000	270,054
Palmer Square CLO 2019-1 Ltd.
1.348%, due 11/14/34 (3 Month U.S. LIBOR + 1.150%) (d)(f)(g)	250,000	250,032
Total Collateralized Loan Obligations (Cost $4,521,043)		4,517,416

CORPORATE BONDS - 3.2%
Basic Materials - 0.0% (i)
Ecolab, Inc.
4.800%, due 03/24/30 (d)	33,000	39,496
Steel Dynamics, Inc.
1.650%, due 10/15/27 (d)	46,000	45,014
		84,510
Communications - 0.2%
Amazon.com, Inc.
1.500%, due 06/03/30 (d)	70,000	67,894
AT&T, Inc.
2.250%, due 02/01/32 (d)	92,000	88,784
Fox Corp.
3.050%, due 04/07/25 (d)	98,000	102,870
The Walt Disney Co.
2.200%, due 01/13/28 (d)	38,000	38,708
T-Mobile USA, Inc.
3.750%, due 04/15/27 (d)	46,000	49,833
Verizon Communications Inc
2.355%, due 03/15/32 (d)(f)	83,000	81,829
Verizon Communications, Inc.
4.329%, due 09/21/28 (d)	46,000	52,150
		482,068
Consumer, Cyclical - 0.1%
American Honda Finance Corp.
1.200%, due 07/08/25 (d)	38,000	37,838
Nissan Motor Co. Ltd.
4.810%, due 09/17/30 (d)(f)	46,000	51,447
O'Reilly Automotive, Inc.
3.600%, due 09/01/27 (d)	87,000	94,311
Ross Stores, Inc.
4.600%, due 04/15/25 (d)	62,000	67,820
		251,416
Consumer, Non-cyclical - 0.5%
AbbVie, Inc.
3.800%, due 03/15/25 (d)	67,000	71,310
Altria Group, Inc.
3.400%, due 05/06/30 (d)	48,000	49,699
Amgen, Inc.
3.200%, due 11/02/27 (d)	63,000	67,746
AstraZeneca PLC
0.700%, due 04/08/26 (d)	44,000	42,551
BAT International Finance PLC
1.668%, due 03/25/26 (d)	78,000	76,601
Constellation Brands, Inc.
3.700%, due 12/06/26 (d)	48,000	51,910
CVS Health Corp.
3.875%, due 07/20/25 (d)	128,000	137,227
1.750%, due 08/21/30 (d)	92,000	87,479
Global Payments, Inc.
2.650%, due 02/15/25 (d)	43,000	44,124
HCA, Inc.
4.125%, due 06/15/29 (d)	54,000	59,603
Johnson & Johnson
0.950%, due 09/01/27 (d)	100,000	97,648
1.300%, due 09/01/30 (d)	100,000	96,100
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 (d)	37,000	40,282
PepsiCo, Inc.
2.625%, due 07/29/29 (d)	44,000	46,224
Royalty Pharma PLC
1.200%, due 09/02/25 (d)	39,000	38,233
1.750%, due 09/02/27 (d)	39,000	37,933
2.200%, due 09/02/30 (d)	61,000	58,859
Triton Container International Ltd
2.050%, due 04/15/26 (d)(f)	86,000	85,330
		1,188,859
Energy - 0.2%
BP Capital Markets PLC
3.535%, due 11/04/24 (d)	58,000	61,669
Enterprise Products Operating LLC
2.800%, due 01/31/30 (d)	46,000	47,882
Exxon Mobil Corp.
2.275%, due 08/16/26 (d)	52,000	53,659
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23 (d)	37,000	37,832
MPLX LP
4.875%, due 12/01/24 (d)	38,000	41,230
2.650%, due 08/15/30 (d)	35,000	34,913
Phillips 66
0.900%, due 02/15/24 (d)	47,000	46,702
Sabine Pass Liquefaction LLC.
5.625%, due 03/01/25 (d)	36,000	39,960
		363,847
Financial - 1.6%
Aflac, Inc.
3.250%, due 03/17/25 (d)	60,000	63,409
American International Group, Inc.
3.900%, due 04/01/26 (d)	77,000	83,457
Assurant, Inc.
4.200%, due 09/27/23 (d)	37,000	38,831
Aviation Capital Group LLC
1.950%, due 09/20/26 (d)(f)	73,000	70,841
Avolon Holdings Funding Ltd.
2.875%, due 02/15/25 (d)(f)	56,000	57,190
2.125%, due 02/21/26 (d)(f)	102,000	100,087
Bank of America Corp.
4.125%, due 01/22/24 (d)	102,000	108,350
4.000%, due 01/22/25 (d)	39,000	41,616
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (d)(g)	230,000	228,419
2.592%, due 04/29/31 (SOFR Rate + 2.150%) (d)(g)	92,000	92,692
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28 (d)(f)	104,000	100,844
BNP Paribas SA
2.819%, due 11/19/25 (3 Month U.S. LIBOR + 1.111%) (d)(f)(g)	200,000	205,725
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (d)(g)	90,000	89,187
4.450%, due 09/29/27 (d)	42,000	46,789
Equinix, Inc.
1.250%, due 07/15/25 (d)	69,000	67,777
2.900%, due 11/18/26 (d)	54,000	56,092
Intercontinental Exchange, Inc.
3.750%, due 12/01/25 (d)	65,000	70,246
JPMorgan Chase & Co.
2.776%, due 04/25/23 (3 Month U.S. LIBOR + 0.935%) (d)(g)	88,000	88,544
3.875%, due 09/10/24 (d)	100,000	106,363
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (d)(g)	90,000	89,001
1.470%, due 09/22/27 (SOFR Rate + 0.765%) (d)(g)	117,000	114,514
1.953%, due 02/04/32 (SOFR Rate + 1.065%) (d)(g)	38,000	36,420
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (d)(g)	99,000	100,312
Kite Realty Group LP
4.000%, due 10/01/26 (d)	52,000	55,148
Main Star Cap Corp.
3.000%, due 07/14/26 (d)	99,000	98,986
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23 (d)	37,000	38,504
Morgan Stanley
0.560%, due 11/10/23 (SOFR Rate + 0.466%) (d)(g)	92,000	91,822
1.164%, due 10/21/25 (SOFR Rate + 0.560%) (d)(g)	82,000	81,199
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (d)(g)	122,000	124,192
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (d)(g)	120,000	118,611
1.512%, due 07/20/27 (SOFR Rate + 0.858%) (d)(g)	87,000	85,618
2.239%, due 07/21/32 (SOFR Rate + 1.178%) (d)(g)	48,000	46,843
Oaktree Specialty Lending Corp.
2.700%, due 01/15/27 (d)	90,000	88,946
Realty Income Corp.
3.250%, due 01/15/31 (d)	92,000	98,670
Royal Bank of Canada
1.200%, due 04/27/26 (d)	60,000	58,824
Scentre Group Trust 1
3.625%, due 01/28/26 (d)(f)	87,000	92,836
The Bank of Nova Scotia
2.700%, due 08/03/26 (d)	87,000	90,703
The Charles Schwab Corp.
3.300%, due 04/01/27 (d)	34,000	36,426
The Goldman Sachs Group, Inc.
2.908%, due 06/05/23 (3 Month U.S. LIBOR + 1.053%) (d)(g)	75,000	75,614
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (d)(g)	60,000	58,659
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (d)(g)	118,000	120,838
XLIT Ltd.
4.450%, due 03/31/25 (d)	46,000	49,842
		3,568,987
Industrial - 0.2%
3M Co.
2.000%, due 02/14/25 (d)	48,000	49,030
Amphenol Corp.
2.800%, due 02/15/30 (d)	51,000	52,601
Carrier Global Corp.
2.722%, due 02/15/30 (d)	103,000	104,583
Caterpillar Financial Services Corp.
2.850%, due 05/17/24 (d)	50,000	52,214
Raytheon Technologies Corp.
3.200%, due 03/15/24 (d)	48,000	49,953
The Boeing Co.
4.875%, due 05/01/25 (d)	47,000	51,433
		359,814
Technology - 0.2%
Apple, Inc.
1.200%, due 02/08/28 (d)	60,000	58,211
Broadcom, Inc.
4.150%, due 11/15/30 (d)	30,000	33,235
DXC Technology Co.
1.800%, due 09/15/26 (d)	58,000	57,177
Fiserv, Inc.
3.850%, due 06/01/25 (d)	52,000	55,541
Intel Corp.
3.400%, due 03/25/25 (d)	21,000	22,321
3.700%, due 07/29/25 (d)	32,000	34,528
Microsoft Corp.
2.400%, due 08/08/26 (d)	101,000	105,524
Oracle Corp.
2.950%, due 04/01/30 (d)	109,000	109,836
Vmware, Inc.
1.000%, due 08/15/24 (d)	61,000	60,694
		537,067
Utilities - 0.2%
Ameren Illinois Co.
3.800%, due 05/15/28 (d)	50,000	54,587
Duke Energy Corp.
3.150%, due 08/15/27 (d)	94,000	99,332
Entergy Corp.
0.900%, due 09/15/25 (d)	20,000	19,343
FirstEnergy Corp.
4.400%, due 07/15/27 (d)	76,000	81,714
Sierra Pacific Power Co.
2.600%, due 05/01/26 (d)	67,000	69,723
Southwestern Electric Power Co.
1.650%, due 03/15/26 (d)	60,000	59,727
The AES Corp.
1.375%, due 01/15/26 (d)	47,000	45,614
		430,040
Total Corporate Bonds (Cost $7,399,313)		7,266,608

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES - 5.3%
Voya Emerging Markets Hard Currency Debt Fund - Class P	183,659	1,722,723
Voya High Yield Bond Fund - Class P	200,571	1,610,581
Voya Investment Grade Credit Fund - Class P	187,553	2,083,715
Voya Securitized Credit Fund - Class P	692,306	6,763,832
Total Affiliated Registered Investment Companies (Cost $12,145,031)		12,180,851

Total Investments at Value - 94.2% (Cost $179,792,404)		215,942,383
Other Assets in Excess of Liabilities - 5.8%		13,413,137
Net Assets - 100.0%		$229,355,520

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2021. The total fair value of securities on loan at December 31, 2021, was $184,160 (Note 8).
(d)	Level 2 security.
(e)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2021.
(f)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2021, the value of these investments was $11,277,722 or 4.9% of total net assets.
(g)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.
(h)	Illiquid security. The total value of such securities is $1,119,023 as of December 31, 2021, representing 0.5% of net assets.
(i)	Represents less than 0.1%.

WILSHIRE MUTUAL FUNDS, INC.
SMALL COMPANY GROWTH PORTFOLIO	December 31, 2021
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 97.0% (a)
Communication Services - 1.5%
AMC Networks, Inc. - Class A (b)	1,046	$36,024
Bandwidth, Inc. - Class A (b)	258	18,514
Cardlytics, Inc. (b)	3,142	207,655
Cargurus, Inc. (b)	119	4,003
Cars.com, Inc. (b)	1,183	19,034
Cinemark Holdings, Inc. (b)	1,878	30,273
Cogent Communications Holdings, Inc.	44	3,220
Eventbrite, Inc. - Class A (b)	324	5,651
Gogo, Inc. (b)	526	7,117
Magnite, Inc. (b)	7,901	138,268
Ooma, Inc. (b)	1,241	25,366
QuinStreet, Inc. (b)	1,529	27,812
TechTarget, Inc. (b)	419	40,082
Ziff Davis, Inc. (b)	357	39,577
		602,596
Consumer Discretionary - 12.3%
1-800-Flowers.com, Inc. - Class A (b)	382	8,927
2U, Inc. (b)	641	12,865
Academy Sports & Outdoors, Inc. (b)	651	28,579
American Eagle Outfitters, Inc. (c)	189	4,785
Arko Corp. (b)	2,195	19,250
Asbury Automotive Group, Inc. (b)	160	27,637
BJ's Restaurants, Inc. (b)	168	5,804
Bloomin' Brands, Inc. (b)	2,606	54,674
Boot Barn Holdings, Inc. (b)	3,204	394,252
Brinker International, Inc. (b)	756	27,662
Caesars Entertainment, Inc. (b)	119	11,130
Caleres, Inc.	279	6,328
Camping World Holdings, Inc. - Class A	1,220	49,288
Carriage Services, Inc.	345	22,232
Cavco Industries, Inc. (b)	183	58,130
Century Casinos, Inc. (b)	3,798	46,260
Century Communities, Inc.	139	11,369
Citi Trends, Inc. (b)	238	22,551
Crocs, Inc. (b)	501	64,238
Dave & Buster's Entertainment, Inc. (b)	780	29,952
Dorman Products, Inc. (b)	216	24,410
Drive Shack, Inc. (b)	5,310	7,593
Everi Holdings, Inc. (b)	1,627	34,736
Fox Factory Holding Corp. (b)	140	23,814
Funko, Inc. - Class A (b)	1,224	23,011
Golden Nugget Online Gaming, Inc. (b)	971	9,661
Green Brick Partners, Inc. (b)	7,799	236,544
Guess?, Inc.	928	21,975
Hamilton Beach Brands Holding Co. - Class A	443	6,362
Haverty Furniture Cos., Inc.	814	24,884
Hibbett, Inc.	559	40,209
International Game Technology PLC	2,201	63,631
iRobot Corp. (b)	71	4,677
Legacy Housing Corp. (b)	378	10,006
MasterCraft Boat Holdings, Inc. (b)	633	17,933
Meritage Homes Corp. (b)	148	18,065
Monarch Casino & Resort, Inc. (b)	435	32,168
Murphy USA, Inc.	452	90,056
National Vision Holdings, Inc. (b)	41	1,968
Noodles & Co. (b)	169	1,533
The ONE Group Hospitality, Inc. (b)	1,044	13,165
OneWater Marine, Inc. - Class A	54	3,292
Overstock.com, Inc. (b)	485	28,620
Papa John's International, Inc.	214	28,563
Party City Holdco, Inc. (b)	419	2,334
Penn National Gaming, Inc. (b)	748	38,784
Perdoceo Education Corp. (b)	1,414	16,629
PetMed Express, Inc.	152	3,840
PlayAGS, Inc. (b)	4,029	27,357
Porch Group, Inc. (b)	411	6,408
PowerSchool Holdings, Inc. - Class A (b)	1,101	18,134
RCI Hospitality Holdings, Inc.	106	8,255
Red Rock Resorts, Inc. - Class A	156	8,582
Revolve Group, Inc. (b)	106	5,940
RH (b)	39	20,902
Sally Beauty Holdings, Inc. (b)	3,173	58,574
Scientific Games Corp. (b)	529	35,353
Shake Shack, Inc. - Class A (b)	320	23,091
Shoe Carnival, Inc.	493	19,266
Shutterstock, Inc.	1,129	125,184
Signet Jewelers Ltd.	715	62,226
Skyline Champion Corp. (b)	7,828	618,255
Sleep Number Corp. (b)	221	16,929
Sonos, Inc. (b)	3,635	108,323
Standard Motor Products, Inc.	734	38,454
Steven Madden Ltd.	3,909	181,651
Stoneridge, Inc. (b)	3,568	70,432
Stride, Inc. (b)	197	6,566
Sturm Ruger & Co., Inc.	400	27,208
Taylor Morrison Home Corp. (b)	841	29,401
Texas Roadhouse, Inc.	4,361	389,350
The Cheesecake Factory, Inc. (b)	583	22,824
The Children's Place, Inc. (b)	583	46,226
The Lovesac Co. (b)	711	47,111
ThredUp, Inc. - Class A (b)	6,532	83,348
TopBuild Corp. (b)	1,539	424,625
Urban Outfitters, Inc. (b)	353	10,364
Vivint Smart Home, Inc. (b)	1,874	18,328
Wingstop, Inc.	265	45,792
Winmark Corp.	336	83,425
Winnebago Industries, Inc.	817	61,210
WW International, Inc. (b)	1,488	24,001
YETI Holdings, Inc. (b)	3,189	264,145
		4,771,616
Consumer Staples - 2.8%
BellRing Brands, Inc. - Class A (b)(c)	246	7,018
Coca-Cola Consolidated, Inc.	9	5,573
elf Beauty, Inc. (b)	15,538	516,017
Grocery Outlet Holding Corp. (b)	12,525	354,207
Inter Parfums, Inc.	139	14,859
J & J Snack Foods Corp.	37	5,844
Medifast, Inc.	178	37,279
Performance Food Group Co. (b)	369	16,933
Sanderson Farms, Inc.	124	23,694
USANA Health Sciences, Inc. (b)	74	7,489
Vector Group Ltd.	2,910	33,407
Veru, Inc. (b)	690	4,064
WD-40 Co.	232	56,756
		1,083,140
Energy - 1.3%
Arch Resources, Inc.	65	5,936
Brigham Minerals, Inc. - Class A	10,370	218,703
Callon Petroleum Co. (b)	213	10,064
Centennial Resource Development, Inc. - Class A (b)	2,351	14,059
Crescent Energy, Inc. - Class A (b)	547	6,936
Denbury, Inc. (b)	263	20,143
Dorian LPG Ltd.	460	5,837
Earthstone Energy, Inc. - Class A (b)	123	1,346
Kosmos Energy Ltd. (b)	13,712	47,444
Magnolia Oil & Gas Corp. - Class A	1,775	33,494
Matador Resources Co.	764	28,207
Ovintiv, Inc.	575	19,378
Par Pacific Holdings, Inc. (b)	1,208	19,920
Southwestern Energy Co. (b)	12,326	57,439
TETRA Technologies, Inc. (b)	3,041	8,636
		497,542
Financials - 5.6%
Artisan Partners Asset Management, Inc. - Class A	630	30,013
Atlanticus Holdings Corp. (b)	572	40,795
Banc of California, Inc.	15,026	294,810
Cadence Bank	11,171	332,784
Cohen & Steers, Inc.	1,362	125,999
Cowen, Inc. - Class A	682	24,620
CrossFirst Bankshares, Inc. (b)	937	14,627
Curo Group Holdings Corp.	281	4,499
Customers Bancorp, Inc. (b)	84	5,491
Eastern Bankshares, Inc.	1,002	20,210
First Financial Bankshares, Inc.	267	13,574
FirstCash Holdings, Inc.	394	29,475
Focus Financial Partners, Inc. - Class A (b)	102	6,092
GAMCO Investors, Inc. - Class A	608	15,188
Glacier Bancorp, Inc.	665	37,706
Hanmi Financial Corp.	172	4,073
Home BancShares, Inc.	12,732	310,024
Houlihan Lokey, Inc.	1,027	106,315
James River Group Holdings Ltd.	4,074	117,372
Kinsale Capital Group, Inc.	33	7,851
Metrocity Bankshares, Inc.	600	16,518
Moelis & Co. - Class A	1,207	75,450
NMI Holdings, Inc. - Class A (b)	480	10,488
Open Lending Corp. - Class A (b)	608	13,668
Piper Sandler Cos.	115	20,529
PJT Partners, Inc. - Class A	945	70,015
PROG Holdings, Inc.	1,512	68,206
Regional Management Corp.	427	24,535
Silvergate Capital Corp. - Class A (b)	41	6,076
StepStone Group, Inc. - Class A	2,934	121,966
Texas Capital Bancshares, Inc. (b)	3,277	197,439
		2,166,408
Health Care - 33.1%
1Life Healthcare, Inc. (b)	2,010	35,316
Accolade, Inc. (b)	180	4,745
Accuray, Inc. (b)	1,825	8,705
AdaptHealth Corp. (b)	978	23,922
Aerie Pharmaceuticals, Inc. (b)	15,122	106,156
Affimed NV (b)	10,787	59,544
Agenus, Inc. (b)	3,165	10,191
Albireo Pharma, Inc. (b)	768	17,887
Alector, Inc. (b)	279	5,761
Allakos, Inc. (b)	164	1,606
ALX Oncology Holdings, Inc. (b)	180	3,868
American Well Corp. - Class A (b)	16,203	97,866
AMN Healthcare Services, Inc. (b)	575	70,340
Amneal Pharmaceuticals, Inc. (b)	3,461	16,578
Apellis Pharmaceuticals, Inc. (b)	127	6,005
Apollo Medical Holdings, Inc. (b)(c)	73	5,364
Arcus Biosciences, Inc. (b)	2,232	90,329
Arcutis Biotherapeutics, Inc. (b)	517	10,723
Arrowhead Pharmaceuticals, Inc. (b)	462	30,631
Arvinas, Inc. (b)	393	32,281
Atara Biotherapeutics, Inc. (b)	110	1,734
Atea Pharmaceuticals, Inc. (b)	271	2,423
Avid Bioservices, Inc. (b)	16,284	475,167
Beam Therapeutics, Inc. (b)	1,482	118,101
Biohaven Pharmaceutical Holding Co. Ltd. (b)	283	39,000
BioLife Solutions, Inc. (b)	15,656	583,499
Bioventus, Inc. - Class A (b)	1,002	14,519
Blueprint Medicines Corp. (b)	804	86,116
Bridgebio Pharma, Inc. (b)(c)	620	10,342
CareDx, Inc. (b)	263	11,961
Caribou Biosciences, Inc. (b)	1,673	25,246
Castle Biosciences, Inc. (b)	5,323	228,197
Cerus Corp. (b)	3,206	21,833
Chemed Corp.	100	52,904
ChromaDex Corp. (b)	2,918	10,913
ClearPoint Neuro, Inc. (b)	526	5,902
Community Health Systems, Inc. (b)	881	11,726
CONMED Corp.	4,955	702,421
Corcept Therapeutics, Inc. (b)	242	4,792
CRISPR Therapeutics AG (b)	813	61,609
Cross Country Healthcare, Inc. (b)	526	14,602
CryoLife, Inc. (b)	670	13,634
CryoPort, Inc. (b)	3,490	206,503
Curis, Inc. (b)	871	4,146
Cutera, Inc. (b)	670	27,684
CytoSorbents Corp. (b)	5,401	22,630
Denali Therapeutics, Inc. (b)	1,982	88,397
Dynavax Technologies Corp. (b)	460	6,472
Eagle Pharmaceuticals, Inc. (b)	94	4,786
Editas Medicine, Inc. (b)	2,966	78,747
Enanta Pharmaceuticals, Inc. (b)	3,206	239,745
Fate Therapeutics, Inc. (b)	637	37,271
Fulgent Genetics, Inc. (b)	332	33,396
Generation Bio Co. (b)	197	1,395
Global Blood Therapeutics, Inc. (b)	337	9,864
Globus Medical, Inc. - Class A (b)	217	15,667
Halozyme Therapeutics, Inc. (b)	2,884	115,966
Harvard Bioscience, Inc. (b)	62,139	438,080
Health Catalyst, Inc. (b)	3,374	133,678
HealthStream, Inc. (b)	102	2,689
Heska Corp. (b)	1,696	309,503
iCAD, Inc. (b)	7,909	56,945
IGM Biosciences, Inc. (b)	312	9,151
ImmunoGen, Inc. (b)	14,824	109,994
Inari Medical, Inc. (b)	225	20,536
Innoviva, Inc. (b)	2,881	49,697
Inspire Medical Systems, Inc. (b)	355	81,671
Integer Holdings Corp. (b)	213	18,231
Intellia Therapeutics, Inc. (b)	1,131	133,729
Intercept Pharmaceuticals, Inc. (b)	845	13,765
Invitae Corp. (b)	813	12,415
iRhythm Technologies, Inc. (b)	197	23,185
Ironwood Pharmaceuticals, Inc. (b)	3,112	36,286
Kiniksa Pharmaceuticals Ltd. - Class A (b)	9,236	108,708
Kodiak Sciences, Inc. (b)	105	8,902
LeMaitre Vascular, Inc.	5,035	252,908
Lexicon Pharmaceuticals, Inc. (b)	1,808	7,124
LHC Group, Inc. (b)	1,506	206,668
MacroGenics, Inc. (b)	4,067	65,275
Marinus Pharmaceuticals, Inc. (b)	628	7,461
Medpace Holdings, Inc. (b)	3,366	732,576
Merit Medical Systems, Inc. (b)	139	8,660
Mesa Laboratories, Inc.	2,063	676,850
ModivCare, Inc. (b)	140	20,761
Morphic Holding, Inc. (b)	324	15,351
Neogen Corp. (b)	9,914	450,195
NeoGenomics, Inc. (b)	15,174	517,737
Nkarta, Inc. (b)	649	9,962
Novocure Ltd. (b)	42	3,153
Nurix Therapeutics, Inc. (b)	394	11,406
NuVasive, Inc. (b)	28	1,469
Omnicell, Inc. (b)	2,154	388,668
Organogenesis Holdings, Inc. (b)	26,106	241,219
Ortho Clinical Diagnostics Holdings PLC (b)	1,249	26,716
OrthoPediatrics Corp. (b)	3,138	187,841
Pacific Biosciences of California, Inc. (b)	1,036	21,197
Pacira BioSciences, Inc. (b)	213	12,816
Paratek Pharmaceuticals, Inc. (b)	16,308	73,223
Phreesia, Inc. (b)	369	15,373
Pliant Therapeutics, Inc. (b)	3,107	41,945
Precigen, Inc. (b)	5,031	18,665
Precision BioSciences, Inc. (b)	945	6,993
Progyny, Inc. (b)	505	25,427
Pulse Biosciences, Inc. (b)	4,655	68,941
Puma Biotechnology, Inc. (b)	419	1,274
Quanterix Corp. (b)	4,406	186,814
Quotient Ltd. (b)	1,467	3,800
R1 RCM, Inc. (b)	1,529	38,974
Renalytix PLC - ADR (b)	4,042	64,268
Repligen Corp. (b)	2,047	542,127
Rocket Pharmaceuticals, Inc. (b)	374	8,164
Sangamo Therapeutics, Inc. (b)	1,913	14,347
Scholar Rock Holding Corp. (b)	123	3,055
Seer, Inc. (b)	1,109	25,296
Select Medical Holdings Corp.	2,271	66,767
Seres Therapeutics, Inc. (b)	994	8,280
Sesen Bio, Inc. (b)	3,592	2,927
Sharps Compliance Corp. (b)	42,313	301,692
Shockwave Medical, Inc. (b)	370	65,982
SI-BONE, Inc. (b)	10,727	238,247
Silk Road Medical, Inc. (b)	2,333	99,409
Simulations Plus, Inc. (c)	7,813	369,555
Spero Therapeutics, Inc. (b)	7,634	122,220
STAAR Surgical Co. (b)	914	83,448
Stereotaxis, Inc. (b)	2,680	16,616
Stoke Therapeutics, Inc. (b)	386	9,260
Syros Pharmaceuticals, Inc. (b)	5,762	18,784
Teladoc Health, Inc. (b)	27	2,479
The Ensign Group, Inc.	316	26,531
Tivity Health, Inc. (b)	133	3,517
Turning Point Therapeutics, Inc. (b)	378	18,031
Twist Bioscience Corp. (b)	213	16,484
US Physical Therapy, Inc.	423	40,418
Veracyte, Inc. (b)	5,789	238,507
Vericel Corp. (b)	7,190	282,567
Viemed Healthcare, Inc. (b)	1,812	9,459
Vir Biotechnology, Inc. (b)	891	37,306
Vocera Communications, Inc. (b)	1,122	72,750
Xencor, Inc. (b)	818	32,818
Xenon Pharmaceuticals, Inc. (b)	1,352	42,236
Xeris Biopharma Holdings, Inc. (b)	26,169	76,675
		12,901,957
Industrials - 13.5%
AAON, Inc.	468	37,173
Acacia Research Corp. (b)	9,964	51,115
Aerojet Rocketdyne Holdings, Inc.	1,032	48,256
Allied Motion Technologies, Inc.	73	2,664
Alta Equipment Group, Inc. (b)	26,118	382,368
Atkore, Inc. (b)	969	107,743
Atlas Air Worldwide Holdings, Inc. (b)	238	22,401
Barrett Business Services, Inc.	94	6,492
Bloom Energy Corp. - Class A (b)	920	20,176
Boise Cascade Co.	184	13,101
Chart Industries, Inc. (b)	1,088	173,525
Columbus McKinnon Corp.	7,125	329,603
Comfort Systems USA, Inc.	303	29,979
Cornerstone Building Brands, Inc. (b)	650	11,336
Daseke, Inc. (b)	986	9,899
Desktop Metal, Inc. - Class A (b)	686	3,396
Douglas Dynamics, Inc.	5,311	207,448
EMCOR Group, Inc.	838	106,753
Exponent, Inc.	165	19,260
Franklin Covey Co. (b)	1,619	75,057
Franklin Electric Co., Inc.	1,093	103,354
FuelCell Energy, Inc. (b)(c)	5,368	27,914
GrafTech International Ltd.	2,729	32,284
Heritage-Crystal Clean, Inc. (b)	427	13,673
Hudson Technologies, Inc. (b)	28,264	125,492
Infrastructure and Energy Alternatives, Inc. (b)	1,504	13,837
INNOVATE Corp. (b)	1,515	5,605
John Bean Technologies Corp.	568	87,222
Kratos Defense & Security Solutions, Inc. (b)	8,656	167,926
Lawson Products, Inc. (b)	4,834	264,661
Luxfer Holdings PLC	13,503	260,743
Masonite International Corp. (b)	90	10,616
Mercury Systems, Inc. (b)	3,552	195,573
Meritor, Inc. (b)	485	12,018
MRC Global, Inc. (b)	250	1,720
Mueller Industries, Inc.	1,178	69,926
Plug Power, Inc. (b)	172	4,856
RBC Bearings, Inc. (b)	91	18,379
Regal Rexnord Corp.	115	19,571
Rush Enterprises, Inc. - Class A	4,344	241,700
Saia, Inc. (b)	2,220	748,207
Science Applications International Corp.	18	1,505
Simpson Manufacturing Co., Inc.	820	114,037
SiteOne Landscape Supply, Inc. (b)	1,350	327,078
Sterling Construction Co., Inc. (b)	312	8,206
Tetra Tech, Inc.	103	17,489
The AZEK Co., Inc. (b)	5,785	267,498
The Brink's Co.	45	2,951
Titan International, Inc. (b)	1,266	13,875
Titan Machinery, Inc. (b)	6,280	211,573
TriNet Group, Inc. (b)	852	81,162
UFP Industries, Inc.	1,089	100,199
Vectrus, Inc. (b)	82	3,753
Vicor Corp. (b)	56	7,111
Watts Water Technologies, Inc. - Class A	49	9,514
Werner Enterprises, Inc.	328	15,632
		5,264,605
Information Technology - 23.2%
3D Systems Corp. (b)	2,417	52,062
8x8, Inc. (b)	891	14,933
908 Devices, Inc. (b)(c)	6,517	168,595
A10 Networks, Inc.	4,457	73,897
ACI Worldwide, Inc. (b)	1,287	44,659
Alarm.com Holdings, Inc. (b)	279	23,662
Alkami Technology, Inc. (b)	534	10,712
Alpha & Omega Semiconductor Ltd. (b)	411	24,890
Ambarella, Inc. (b)	440	89,272
Appfolio, Inc. - Class A (b)	1,341	162,341
Appian Corp. (b)	476	31,040
Asana, Inc. - Class A (b)	493	36,753
Avaya Holdings Corp. (b)	345	6,831
Axcelis Technologies, Inc. (b)	1,843	137,414
Badger Meter, Inc.	179	19,074
BigCommerce Holdings, Inc. (b)	838	29,640
Blackbaud, Inc. (b)	378	29,854
Blackline, Inc. (b)	211	21,847
Box, Inc. - Class A (b)	3,329	87,187
Cass Information Systems, Inc.	499	19,621
Cerence, Inc. (b)	2,067	158,415
CEVA, Inc. (b)	4,145	179,230
Computer Task Group, Inc. (b)	32,136	320,396
Consensus Cloud Solutions, Inc. (b)	265	15,336
CTS Corp.	764	28,054
Digital Turbine, Inc. (b)	4,928	300,559
Diodes, Inc. (b)	49	5,381
Domo, Inc. - Class B (b)	287	14,235
DoubleVerify Holdings, Inc. (b)	6,680	222,310
Endava PLC - ADR (b)	2,525	423,998
Enphase Energy, Inc. (b)	17	3,110
Everbridge, Inc. (b)	57	3,838
Evo Payments, Inc. - Class A (b)	18,128	464,077
ExlService Holdings, Inc. (b)	430	62,251
Extreme Networks, Inc. (b)	4,431	69,567
FormFactor, Inc. (b)	1,052	48,097
Harmonic, Inc. (b)	2,318	27,260
II-VI, Inc. (b)	804	54,937
International Money Express, Inc. (b)	5,055	80,678
JFrog Ltd. (b)	1,027	30,502
Kopin Corp. (b)	2,252	9,211
Kulicke & Soffa Industries, Inc.	1,560	94,442
Lattice Semiconductor Corp. (b)	1,631	125,685
Limelight Networks, Inc. (b)	11,009	37,761
LivePerson, Inc. (b)	472	16,860
MACOM Technology Solutions Holdings, Inc. (b)	1,585	124,105
Maximus, Inc.	419	33,382
MaxLinear, Inc. (b)	698	52,622
MicroStrategy, Inc. - Class A (b)	74	40,292
Mimecast Ltd. (b)	3,760	299,183
Model N, Inc. (b)	545	16,366
nLight, Inc. (b)	7,188	172,152
Novanta, Inc. (b)	296	52,194
NVE Corp.	420	28,686
ON24, Inc. (b)	871	15,112
Onto Innovation, Inc. (b)	748	75,720
OSI Systems, Inc. (b)	698	65,054
PagerDuty, Inc. (b)	1,085	37,704
Pegasystems, Inc.	4,737	529,691
Power Integrations, Inc.	768	71,340
PROS Holdings, Inc. (b)	7,224	249,156
Q2 Holdings, Inc. (b)	147	11,678
Qualys, Inc. (b)	2,996	411,111
Repay Holdings Corp. (b)	14,970	273,502
Sailpoint Technologies Holdings, Inc. (b)	546	26,394
Sapiens International Corp. NV	1,282	44,165
Semtech Corp. (b)	1,743	155,005
Silicon Laboratories, Inc. (b)	1,046	215,915
SMART Global Holdings, Inc. (b)	1,525	108,260
Sprout Social, Inc. - Class A (b)	263	23,851
SPS Commerce, Inc. (b)	280	39,858
Sumo Logic, Inc. (b)	304	4,122
Synaptics, Inc. (b)	260	75,273
The Hackett Group, Inc.	928	19,052
TTEC Holdings, Inc.	253	22,909
Ultra Clean Holdings, Inc. (b)	1,414	81,107
Varonis Systems, Inc. (b)	753	36,731
Veeco Instruments, Inc. (b)	7,113	202,507
Verra Mobility Corp. (b)	3,066	47,308
Vonage Holdings Corp. (b)	1,242	25,821
WNS Holdings Ltd. - ADR (b)	8,271	729,668
Workiva, Inc. (b)	5,710	745,098
Xperi Holding Corp.	254	4,803
		9,047,371
Materials - 2.0%
Avient Corp.	149	8,337
Balchem Corp.	142	23,941
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	840	–
Forterra, Inc. (b)	1,956	46,514
Greif, Inc. - Class A	442	26,683
Innospec, Inc.	624	56,372
Materion Corp.	3,710	341,097
Quaker Chemical Corp.	1,220	281,552
		784,496
Real Estate - 1.6%
Douglas Elliman, Inc. (b)	1,455	16,732
EastGroup Properties, Inc.	224	51,038
eXp World Holdings, Inc.	1,466	49,389
Innovative Industrial Properties, Inc.	1,482	389,633
Newmark Group, Inc. - Class A	3,444	64,403
Redfin Corp. (b)	735	28,217
Ryman Hospitality Properties, Inc. (b)	156	14,346
		613,758
Utilities - 0.1%
Ormat Technologies, Inc.	69	5,471
South Jersey Industries, Inc.	731	19,094
Via Renewables, Inc.	2,359	26,963
		51,528
Total Common Stocks (Cost $27,723,276)		37,785,017

Total Investments at Value - 97.0% (Cost $27,723,276)		37,785,017
Other Assets in Excess of Liabilities - 3.0%		1,177,587
Net Assets - 100.0%		$38,962,604

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2021. The total fair value of securities on loan at December 31, 2021, was $324,858.
(d)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2021, representing 0.0% of net assets.
(e)	Illiquid security. The total value of such securities is $0 as of December 31, 2021, representing 0.0% of net assets.

WILSHIRE MUTUAL FUNDS, INC.
SMALL COMPANY VALUE PORTFOLIO	December 31, 2021
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 98.6% (a)
Communication Services - 1.5%
Advantage Solutions, Inc. (b)	1,466	$11,757
AMC Networks, Inc. - Class A (b)	1,170	40,295
Cars.com, Inc. (b)	670	10,780
Cinemark Holdings, Inc. (b)	1,530	24,664
Clear Channel Outdoor Holdings, Inc. (b)	4,800	15,888
EchoStar Corp. - Class A (b)	630	16,601
Emerald Holding, Inc. (b)	8,300	32,951
Entravision Communications Corp. - Class A	4,490	30,442
Gannett Co., Inc. (b)	2,152	11,470
Gogo, Inc. (b)	550	7,442
Gray Television, Inc.	980	19,757
Hemisphere Media Group, Inc. (b)	1,365	9,924
iHeartMedia, Inc. - Class A (b)	870	18,305
Liberty Latin America Ltd. - Class A (b)	1,545	18,015
Liberty Latin America Ltd. - Class C (b)	4,135	47,139
Lions Gate Entertainment Corp. - Class B (b)	1,430	22,008
Live Nation Entertainment, Inc. (b)	883	105,686
Magnite, Inc. (b)	335	5,863
National CineMedia, Inc.	4,177	11,737
Ooma, Inc. (b)	870	17,783
Sinclair Broadcast Group, Inc. - Class A	245	6,475
Stagwell, Inc. (b)	2,500	21,675
TEGNA, Inc.	1,995	37,027
		543,684
Consumer Discretionary - 14.8%
2U, Inc. (b)	390	7,827
Abercrombie & Fitch Co. - Class A (b)	406	14,141
Academy Sports & Outdoors, Inc. (b)	620	27,218
Adient PLC (b)	1,100	52,668
Adtalem Global Education, Inc. (b)	410	12,120
American Eagle Outfitters, Inc. (c)	1,203	30,460
American Public Education, Inc. (b)	1,440	32,040
Asbury Automotive Group, Inc. (b)	500	86,365
Bassett Furniture Industries, Inc.	700	11,739
Bed Bath & Beyond, Inc. (b)(c)	1,815	26,463
Big 5 Sporting Goods Corp. (c)	1,100	20,911
Biglari Holdings, Inc. - Class B (b)	120	17,108
Bluegreen Vacations Holding Corp. (b)	1,950	68,445
Brinker International, Inc. (b)	1,000	36,590
Carriage Services, Inc.	750	48,330
Carter's, Inc.	595	60,226
Casper Sleep, Inc. (b)	880	5,878
Century Casinos, Inc. (b)	670	8,161
Century Communities, Inc.	1,094	89,478
Chuy's Holdings, Inc. (b)	425	12,801
Citi Trends, Inc. (b)	135	12,791
Conn's, Inc. (b)	862	20,274
Coursera, Inc. (b)	1,570	38,371
Del Taco Restaurants, Inc.	1,170	14,567
Designer Brands, Inc. - Class A (b)	800	11,368
Dillard's, Inc. - Class A (c)	395	96,783
Dine Brands Global, Inc.	300	22,743
El Pollo Loco Holdings, Inc. (b)	2,670	37,887
Ethan Allen Interiors, Inc.	2,200	57,838
Foot Locker, Inc.	830	36,213
Fossil Group, Inc. (b)	3,070	31,590
Franchise Group, Inc.	350	18,256
Funko, Inc. - Class A (b)	1,310	24,628
Genesco, Inc. (b)	800	51,336
G-III Apparel Group Ltd. (b)	1,300	35,932
Green Brick Partners, Inc. (b)	7,558	229,234
Group 1 Automotive, Inc.	700	136,654
Guess?, Inc.	815	19,299
H&R Block, Inc.	1,900	44,764
Hanesbrands, Inc.	9,577	160,127
Haverty Furniture Cos., Inc.	2,765	84,526
Hibbett, Inc.	763	54,883
Hooker Furnishings Corp.	1,200	27,936
International Game Technology PLC	2,230	64,469
iRobot Corp. (b)	250	16,470
Jack in the Box, Inc.	420	36,742
Johnson Outdoors, Inc. - Class A	1,217	114,021
KB Home	790	35,337
Kirkland's, Inc. (b)	2,500	37,325
Lakeland Industries, Inc. (b)	800	17,360
Laureate Education, Inc. - Class A	995	12,179
La-Z-Boy, Inc.	1,400	50,834
Lazydays Holdings, Inc. (b)	1,910	41,141
LGI Homes, Inc. (b)	190	29,351
Lifetime Brands, Inc.	830	13,255
Lumber Liquidators Holdings, Inc. (b)	700	11,949
M/I Homes, Inc. (b)	2,030	126,225
Macy's, Inc.	6,690	175,144
MarineMax, Inc. (b)	600	35,424
Meritage Homes Corp. (b)	1,064	129,872
Movado Group, Inc.	930	38,902
Murphy USA, Inc.	282	56,186
OneWater Marine, Inc. - Class A	800	48,776
Perdoceo Education Corp. (b)	5,160	60,682
PetMed Express, Inc.	1,339	33,823
PlayAGS, Inc. (b)	3,590	24,376
Potbelly Corp. (b)	1,400	7,812
Red Rock Resorts, Inc. - Class A	11,735	645,542
Rent-A-Center, Inc.	650	31,226
Rocky Brands, Inc.	951	37,850
Sally Beauty Holdings, Inc. (b)	3,043	56,174
Shoe Carnival, Inc.	380	14,850
Signet Jewelers Ltd.	483	42,035
Sleep Number Corp. (b)	190	14,554
Sonic Automotive, Inc. - Class A	900	44,505
Standard Motor Products, Inc.	861	45,108
Sturm Ruger & Co., Inc.	672	45,710
Superior Group of Cos., Inc.	65	1,426
Taylor Morrison Home Corp. (b)	3,180	111,173
The Aaron's Co., Inc.	2,000	49,300
The Cato Corp. - Class A	2,700	46,332
The Cheesecake Factory, Inc. (b)	395	15,464
The Children's Place, Inc. (b)	350	27,752
The Container Store Group, Inc. (b)	3,184	31,776
The Goodyear Tire & Rubber Co. (b)	1,766	37,651
The ODP Corp. (b)	1,260	49,493
Tilly's, Inc. - Class A	4,295	69,193
Travel + Leisure Co.	620	34,267
Tri Pointe Homes, Inc. (b)	2,810	78,371
Tupperware Brands Corp. (b)	1,700	25,993
Unifi, Inc. (b)	1,690	39,124
Urban Outfitters, Inc. (b)	1,315	38,608
Vail Resorts, Inc.	998	327,244
Vera Bradley, Inc. (b)	5,400	45,954
Vista Outdoor, Inc. (b)	1,577	72,652
Vivint Smart Home, Inc. (b)	2,620	25,624
Winnebago Industries, Inc.	170	12,736
Wolverine World Wide, Inc.	5,160	148,660
WW International, Inc. (b)	1,897	30,599
Zumiez, Inc. (b)	802	38,488
		5,490,058
Consumer Staples - 4.7%
B&G Foods, Inc. (c)	1,040	31,959
BellRing Brands, Inc. - Class A (b)(c)	930	26,533
Cal-Maine Foods, Inc.	10,297	380,886
Central Garden & Pet Co. (b)	1,000	52,630
Edgewell Personal Care Co.	225	10,285
Energizer Holdings, Inc.	1,200	48,120
Flowers Foods, Inc.	4,737	130,125
Hostess Brands, Inc. (b)	4,770	97,403
Ingles Markets, Inc. - Class A	120	10,361
Inter Parfums, Inc.	150	16,035
Lancaster Colony Corp.	971	160,798
Medifast, Inc.	110	23,037
Natural Grocers by Vitamin Cottage, Inc.	2,400	34,200
Nu Skin Enterprises, Inc. - Class A	540	27,405
Post Holdings, Inc. (b)	3,014	339,768
Primo Water Corp.	625	11,019
Seaboard Corp.	49	192,815
Seneca Foods Corp. - Class A (b)	530	25,413
The Duckhorn Portfolio, Inc. (b)	1,270	29,642
The Simply Good Foods Co. (b)	740	30,762
USANA Health Sciences, Inc. (b)	400	40,480
Vector Group Ltd.	526	6,039
Veru, Inc. (b)	1,190	7,009
		1,732,724
Energy - 6.7%
Amplify Energy Corp. (b)	900	2,799
Arch Resources, Inc.	245	22,373
Berry Corp.	5,400	45,468
Cactus, Inc. - Class A	800	30,504
California Resources Corp.	3,680	157,173
Callon Petroleum Co. (b)	130	6,142
Centennial Resource Development, Inc. - Class A (b)	4,500	26,910
ChampionX Corp. (b)	3,692	74,615
Chesapeake Energy Corp.	1,230	79,359
Civitas Resources, Inc.	5,312	260,129
Clean Energy Fuels Corp. (b)	1,200	7,356
CNX Resources Corp. (b)	6,105	83,944
Comstock Resources, Inc. (b)	3,160	25,564
CONSOL Energy, Inc. (b)	225	5,110
Core Laboratories NV	900	20,079
Coterra Energy, Inc.	3,770	71,630
CVR Energy, Inc.	800	13,448
Delek US Holdings, Inc. (b)	2,910	43,621
DHT Holdings, Inc.	5,300	27,507
Dorian LPG Ltd.	550	6,980
Dril-Quip, Inc. (b)	2,400	47,232
Equitrans Midstream Corp.	4,500	46,530
Expro Group Holdings NV (b)	2,950	42,333
Gevo, Inc. (b)(c)	1,950	8,346
Golar LNG Ltd. (b)	520	6,443
Helix Energy Solutions Group, Inc. (b)(c)	9,400	29,328
HollyFrontier Corp.	600	19,668
Kosmos Energy Ltd. (b)	13,600	47,056
Laredo Petroleum, Inc. (b)	350	21,045
Liberty Oilfield Services, Inc. - Class A (b)	3,700	35,890
Magnolia Oil & Gas Corp. - Class A	905	17,077
Murphy Oil Corp.	1,700	44,387
National Energy Services Reunited Corp. (b)	4,600	43,470
Newpark Resources, Inc. (b)	10,700	31,458
NexTier Oilfield Solutions, Inc. (b)	10,200	36,210
Northern Oil and Gas, Inc.	3,910	80,468
Oasis Petroleum, Inc.	415	52,286
Oil States International, Inc. (b)	1,500	7,455
Ovintiv, Inc.	2,830	95,371
Par Pacific Holdings, Inc. (b)	2,700	44,523
PDC Energy, Inc.	2,787	135,950
ProPetro Holding Corp. (b)	3,100	25,110
Range Resources Corp. (b)	4,575	81,572
Ranger Oil Corp.(b)	1,600	43,072
REX American Resources Corp. (b)	305	29,280
Scorpio Tankers, Inc.	1,110	14,219
Select Energy Services, Inc. - Class A (b)	4,900	30,527
SFL Corp. Ltd.	500	4,075
Solaris Oilfield Infrastructure, Inc. - Class A	4,400	28,820
Southwestern Energy Co. (b)	7,512	35,006
Talos Energy, Inc. (b)	3,000	29,400
TechnipFMC PLC (b)	1,300	7,696
Transocean Ltd. (b)	3,790	10,460
Vertex Energy, Inc. (b)(c)	2,800	12,684
W&T Offshore, Inc. (b)	14,644	47,300
Whiting Petroleum Corp. (b)	1,606	103,876
World Fuel Services Corp.	2,710	71,734
		2,478,068
Financials - 31.1%
1st Source Corp.	800	39,680
Amalgamated Financial Corp.	1,300	21,801
Ambac Financial Group, Inc. (b)	2,600	41,730
Amerant Bancorp, Inc.	1,584	54,727
American Equity Investment Life Holding Co.	2,320	90,294
AMERISAFE, Inc.	222	11,950
Apollo Commercial Real Estate Finance, Inc.	1,590	20,924
Argo Group International Holdings Ltd.	330	19,176
Arlington Asset Investment Corp. - Class A (b)	2,700	9,450
ARMOUR Residential REIT, Inc.	690	6,769
Artisan Partners Asset Management, Inc. - Class A	1,795	85,514
AssetMark Financial Holdings, Inc. (b)	2,450	64,215
Associated Banc-Corp	3,478	78,568
Assured Guaranty Ltd.	1,000	50,200
Axis Capital Holdings Ltd.	850	46,299
BancFirst Corp.	1,455	102,665
Bank of Marin Bancorp	500	18,615
Bank OZK	11,430	531,838
BankUnited, Inc.	3,198	135,307
Banner Corp.	600	36,402
BCB Bancorp, Inc.	800	12,344
Berkshire Hills Bancorp, Inc.	2,850	81,025
Blackstone Mortgage Trust, Inc. - Class A	475	14,544
Blue Foundry Bancorp (b)	1,400	20,482
BOK Financial Corp.	2,279	240,412
Bridgewater Bancshares, Inc. (b)	700	12,383
Brighthouse Financial, Inc. (b)	400	20,720
Brookline Bancorp, Inc.	1,200	19,428
Cadence Bank	5,959	177,519
Camden National Corp.	500	24,080
Cannae Holdings, Inc. (b)	50	1,758
Carter Bankshares, Inc. (b)	700	10,773
Cathay General Bancorp	5,307	228,148
Central Pacific Financial Corp.	1,400	39,438
Central Valley Community Bancorp	1,000	20,770
CIT Group, Inc.	1,200	61,608
City Holding Co.	499	40,813
Civista Bancshares, Inc.	600	14,640
CNB Financial Corp.	600	15,900
CNO Financial Group, Inc.	1,900	45,296
Columbia Banking System, Inc.	2,270	74,274
Community Bank System, Inc.	610	45,433
Community Trust Bancorp, Inc.	600	26,166
Cowen, Inc. - Class A	1,300	46,930
CrossFirst Bankshares, Inc. (b)	1,375	21,464
CVB Financial Corp.	5,325	114,008
Diamond Hill Investment Group, Inc.	140	27,192
Dynex Capital, Inc.	5,660	94,579
Eagle Bancorp, Inc.	840	49,006
Eastern Bankshares, Inc.	2,815	56,779
Employers Holdings, Inc.	1,000	41,380
Encore Capital Group, Inc. (b)	835	51,862
Enova International, Inc. (b)	260	10,650
Enstar Group Ltd. (b)	1,512	374,356
Enterprise Financial Services Corp.	300	14,127
Essent Group Ltd.	1,040	47,351
Evercore, Inc. - Class A	100	13,585
FB Financial Corp.	1,043	45,704
Federal Agricultural Mortgage Corp. - Class C	300	37,179
Federated Hermes, Inc.	1,100	41,338
Financial Institutions, Inc.	800	25,440
First BanCorp	7,415	102,179
First Busey Corp.	1,800	48,816
First Business Financial Services, Inc.	400	11,668
First Community Bankshares, Inc.	2,328	77,802
First Financial Bancorp	1,000	24,380
First Financial Corp.	1,401	63,451
First Hawaiian, Inc.	1,300	35,529
First Internet Bancorp	600	28,224
First Interstate BancSystem, Inc. - Class A	3,108	126,402
First Merchants Corp.	735	30,789
First Mid Bancshares, Inc.	400	17,116
First Midwest Bancorp, Inc.	700	14,336
FirstCash Holdings, Inc.	1,880	140,643
Flagstar Bancorp, Inc.	310	14,861
Flushing Financial Corp.	2,100	51,030
FNB Corp.	4,000	48,520
FS Bancorp, Inc.	400	13,452
Fulton Financial Corp.	4,840	82,280
Genworth Financial, Inc. - Class A (b)	19,540	79,137
Glacier Bancorp, Inc.	3,039	172,311
Granite Point Mortgage Trust, Inc.	900	10,539
Great Ajax Corp.	1,713	22,543
Great Southern Bancorp, Inc.	500	29,625
Great Western Bancorp, Inc.	1,215	41,261
Greenhill & Co., Inc.	1,700	30,481
Hancock Whitney Corp.	2,896	144,858
Hanmi Financial Corp.	2,200	52,096
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	465	24,701
Heartland Financial USA, Inc.	700	35,427
Heritage Financial Corp.	1,000	24,440
Heritage Insurance Holdings, Inc.	840	4,939
Hilltop Holdings, Inc.	1,400	49,196
Home Bancorp, Inc.	200	8,302
Home BancShares, Inc.	2,320	56,492
HomeStreet, Inc.	700	36,400
Hope Bancorp, Inc.	8,015	117,901
Horace Mann Educators Corp.	840	32,508
Horizon Bancorp, Inc.	1,920	40,032
Houlihan Lokey, Inc.	1,020	105,590
Independent Bank Corp.	150	12,229
Independent Bank Corp.	2,693	64,282
International Bancshares Corp.	3,710	157,267
Invesco Mortgage Capital, Inc.	6,392	17,770
Investar Holding Corp.	600	11,046
Investors Bancorp, Inc.	5,231	79,250
James River Group Holdings Ltd.	900	25,929
Kemper Corp.	400	23,516
Lakeland Bancorp, Inc.	2,200	41,778
LendingClub Corp. (b)	930	22,487
Level One Bancorp, Inc.	300	11,832
Live Oak Bancshares, Inc.	3,372	294,342
Luther Burbank Corp.	1,400	19,656
Macatawa Bank Corp.	1,400	12,348
Marlin Business Services Corp.	340	7,915
Mercantile Bank Corp.	1,623	56,854
Meta Financial Group, Inc.	170	10,142
MFA Financial, Inc.	17,260	78,706
Midland States Bancorp, Inc.	1,300	32,227
MidWestOne Financial Group, Inc.	800	25,896
Moelis & Co. - Class A	1,260	78,763
Mr. Cooper Group, Inc. (b)	6,273	261,020
National Bank Holdings Corp. - Class A	245	10,765
National Bankshares, Inc.	300	10,878
National Western Life Group, Inc. - Class A	599	128,450
Navient Corp.	2,400	50,928
NBT Bancorp, Inc.	1,018	39,213
New York Mortgage Trust, Inc.	10,560	39,283
Nicolet Bankshares, Inc. (b)	550	47,163
NMI Holdings, Inc. - Class A (b)	2,875	62,819
Northeast Bank	400	14,292
Northeast Community Bancorp, Inc.	1,100	12,243
Northfield Bancorp, Inc.	1,100	17,776
Northrim BanCorp, Inc.	870	37,810
OceanFirst Financial Corp.	2,400	53,280
Old National Bancorp	6,130	111,076
Oppenheimer Holdings, Inc. - Class A	2,305	106,883
Orrstown Financial Services, Inc.	500	12,600
PacWest Bancorp	700	31,619
PCB Bancorp	1,200	26,352
Peapack-Gladstone Financial Corp.	700	24,780
Peoples Bancorp, Inc.	2,510	79,843
Peoples Financial Services Corp.	170	8,957
Perella Weinberg Partners	2,000	25,720
PRA Group, Inc. (b)	1,385	69,541
Preferred Bank	500	35,895
Premier Financial Corp.	3,191	98,634
Primis Financial Corp.	1,400	21,056
ProAssurance Corp.	12,174	308,002
PROG Holdings, Inc.	4,864	219,415
Prosperity Bancshares, Inc.	299	21,618
Provident Financial Services, Inc.	2,135	51,710
Pzena Investment Management, Inc. - Class A	4,566	43,240
Radian Group, Inc.	2,140	45,218
RBB Bancorp	900	23,580
Ready Capital Corp.	3,860	60,332
Redwood Trust, Inc.	825	10,882
Regional Management Corp.	519	29,822
Reinsurance Group of America, Inc.	523	57,263
Reliant Bancorp, Inc.	425	15,088
RenaissanceRe Holdings Ltd.	568	96,179
Renasant Corp.	1,000	37,950
Republic Bancorp, Inc. - Class A	500	25,420
S&T Bancorp, Inc.	1,190	37,509
Safety Insurance Group, Inc.	360	30,611
Sandy Spring Bancorp, Inc.	620	29,810
Selective Insurance Group, Inc.	405	33,186
Sierra Bancorp	500	13,575
Simmons First National Corp. - Class A	1,395	41,264
SiriusPoint Ltd. (b)	5,000	40,650
South Plains Financial, Inc.	430	11,958
StepStone Group, Inc. - Class A	660	27,436
Sterling Bancorp	18,895	487,302
Stewart Information Services Corp.	200	15,946
Stifel Financial Corp.	842	59,294
Stock Yards Bancorp, Inc.	1,285	82,086
Territorial Bancorp, Inc.	500	12,625
Texas Capital Bancshares, Inc. (b)	810	48,802
The Community Financial Corp.	300	11,793
The First of Long Island Corp.	1,300	28,067
The Hanover Insurance Group, Inc.	140	18,348
Towne Bank	800	25,272
TPG RE Finance Trust, Inc.	3,258	40,139
Trean Insurance Group, Inc. (b)	1,500	13,365
TriCo Bancshares	300	12,888
Triumph Bancorp, Inc. (b)	1,015	120,866
TrustCo Bank Corp.	940	31,311
Trustmark Corp.	1,600	51,936
Two Harbors Investment Corp.	1,570	9,059
UMB Financial Corp.	200	21,222
United Bankshares, Inc.	4,590	166,525
United Community Banks, Inc.	2,035	73,138
Universal Insurance Holdings, Inc.	4,079	69,343
Univest Financial Corp.	2,834	84,793
Valley National Bancorp	1,115	15,331
Victory Capital Holdings, Inc. - Class A	1,000	36,530
Virtus Investment Partners, Inc.	70	20,797
Washington Federal, Inc.	2,450	81,781
Washington Trust Bancorp, Inc.	250	14,092
Waterstone Financial, Inc.	2,480	54,213
Webster Financial Corp.	530	29,595
White Mountains Insurance Group Ltd.	35	35,487
William Penn Bancorp	1,000	12,080
Wintrust Financial Corp.	410	37,236
WSFS Financial Corp.	140	7,017
		11,540,373
Health Care - 3.8%
4D Molecular Therapeutics, Inc. (b)	300	6,582
AdaptHealth Corp. (b)	960	23,482
Albireo Pharma, Inc. (b)	345	8,035
Allscripts Healthcare Solutions, Inc. (b)	855	15,775
Altimmune, Inc. (b)	480	4,397
American Well Corp. - Class A (b)	6,700	40,468
AnaptysBio, Inc. (b)	1,770	61,507
Apria, Inc. (b)	840	27,384
Arcutis Biotherapeutics, Inc. (b)	1,720	35,673
Atara Biotherapeutics, Inc. (b)	870	13,711
BioCryst Pharmaceuticals, Inc. (b)	240	3,324
Biohaven Pharmaceutical Holding Co. Ltd. (b)	50	6,891
Bioventus, Inc. - Class A (b)	480	6,955
Catalyst Pharmaceuticals, Inc. (b)	5,460	36,964
ChemoCentryx, Inc. (b)	190	6,918
Community Health Systems, Inc. (b)	1,560	20,764
Cross Country Healthcare, Inc. (b)	374	10,382
CryoLife, Inc. (b)	790	16,076
Cullinan Oncology, Inc. (b)	310	4,783
Curis, Inc. (b)	2,840	13,518
Emergent BioSolutions, Inc. (b)	1,260	54,772
Forma Therapeutics Holdings, Inc. (b)	590	8,390
Fulgent Genetics, Inc. (b)	230	23,136
Generation Bio Co. (b)	360	2,549
Hanger, Inc. (b)	4,933	89,435
ImmunoGen, Inc. (b)	2,628	19,500
Innoviva, Inc. (b)	3,640	62,790
Integer Holdings Corp. (b)	849	72,666
Invitae Corp. (b)	990	15,117
Kiniksa Pharmaceuticals Ltd. - Class A (b)	2,040	24,011
MEDNAX, Inc. (b)	295	8,027
Meridian Bioscience, Inc. (b)	1,350	27,540
National HealthCare Corp.	763	51,838
Natus Medical, Inc. (b)	5,753	136,519
Nkarta, Inc. (b)	430	6,600
Novavax, Inc. (b)	198	28,328
Nurix Therapeutics, Inc. (b)	660	19,107
Oncternal Therapeutics, Inc. (b)	6,560	14,891
OraSure Technologies, Inc. (b)	1,740	15,121
Passage Bio, Inc. (b)	1,460	9,271
Patterson Cos., Inc.	400	11,740
Precigen, Inc. (b)	5,130	19,032
Prestige Consumer Healthcare, Inc. (b)	960	58,224
Sana Biotechnology, Inc. (b)	295	4,567
Seer, Inc. (b)	770	17,564
Selecta Biosciences, Inc. (b)	10,300	33,578
Surface Oncology, Inc. (b)	3,530	16,873
Syros Pharmaceuticals, Inc. (b)	5,830	19,006
Taro Pharmaceutical Industries Ltd. (b)	860	43,095
Tenet Healthcare Corp. (b)	466	38,067
Triple-S Management Corp. (b)	68	2,426
Utah Medical Products, Inc.	190	19,000
Vanda Pharmaceuticals, Inc. (b)	3,440	53,974
Veracyte, Inc. (b)	130	5,356
		1,395,699
Industrials - 16.4%
AAR Corp. (b)	3,055	119,237
ABM Industries, Inc.	2,285	93,342
ACCO Brands Corp.	5,600	46,256
Aerojet Rocketdyne Holdings, Inc.	478	22,351
Allegiant Travel Co. (b)	1,220	228,189
Allied Motion Technologies, Inc.	2,325	84,839
Allison Transmission Holdings, Inc.	1,400	50,890
Argan, Inc.	1,090	42,172
Armstrong Flooring, Inc. (b)	4,700	9,306
ASGN, Inc. (b)	405	49,977
Atkore, Inc. (b)	130	14,455
Atlas Air Worldwide Holdings, Inc. (b)	380	35,766
Avis Budget Group, Inc. (b)	190	39,400
AZZ, Inc.	950	52,526
Barnes Group, Inc.	500	23,295
Beacon Roofing Supply, Inc. (b)	395	22,653
BGSF, Inc.	1,000	14,350
BlueLinx Holdings, Inc. (b)	480	45,965
Boise Cascade Co.	630	44,856
CBIZ, Inc. (b)	520	20,343
CIRCOR International, Inc. (b)	55	1,495
Colfax Corp. (b)	8,512	391,297
Comfort Systems USA, Inc.	250	24,735
Concrete Pumping Holdings, Inc. (b)	15,246	125,017
Costamare, Inc.	1,450	18,343
Covenant Logistics Group, Inc. (b)	610	16,122
Douglas Dynamics, Inc.	2,702	105,540
Ducommun, Inc. (b)	515	24,087
DXP Enterprises, Inc. (b)	1,355	34,783
EMCOR Group, Inc.	2,052	261,404
Encore Wire Corp.	1,386	198,337
Energy Recovery, Inc. (b)	1,741	37,414
Enerpac Tool Group Corp.	2,200	44,616
EnerSys	665	52,575
Ennis, Inc.	1,800	35,154
EnPro Industries, Inc.	460	50,632
Flowserve Corp.	1,530	46,818
Fluor Corp. (b)	2,200	54,494
Forward Air Corp.	300	36,327
Franklin Electric Co., Inc.	740	69,974
FTI Consulting, Inc. (b)	175	26,849
GATX Corp.	290	30,215
GrafTech International Ltd.	4,300	50,869
Graham Corp.	800	9,952
Great Lakes Dredge & Dock Corp. (b)	3,200	50,304
Griffon Corp.	600	17,088
Hawaiian Holdings, Inc. (b)	495	9,093
Healthcare Services Group, Inc.	2,500	44,475
Heartland Express, Inc.	2,100	35,322
Heidrick & Struggles International, Inc.	1,400	61,222
Heritage-Crystal Clean, Inc. (b)	910	29,138
Hillenbrand, Inc.	1,020	53,030
Hyster-Yale Materials Handling, Inc.	720	29,592
Infrastructure and Energy Alternatives, Inc. (b)	860	7,912
Interface, Inc.	1,600	25,520
JELD-WEN Holding, Inc. (b)	1,800	47,448
Kelly Services, Inc. - Class A	1,800	30,186
Kimball International, Inc. - Class B	3,300	33,759
Kirby Corp. (b)	2,217	131,734
Korn Ferry	1,000	75,730
LB Foster Co. - Class A (b)	700	9,625
ManTech International Corp. - Class A	350	25,525
Masonite International Corp. (b)	400	47,180
MasTec, Inc. (b)	367	33,867
Matrix Service Co. (b)	3,300	24,816
Matson, Inc.	1,935	174,208
Meritor, Inc. (b)	1,930	47,825
Mesa Air Group, Inc. (b)	2,100	11,760
Miller Industries, Inc.	600	20,040
Moog, Inc. - Class A	655	53,035
MRC Global, Inc. (b)	3,595	24,734
Mueller Industries, Inc.	3,275	194,404
Mueller Water Products, Inc. - Class A	1,600	23,040
MYR Group, Inc. (b)	260	28,743
National Presto Industries, Inc.	595	48,808
PAM Transportation Services, Inc. (b)	200	14,202
Powell Industries, Inc.	900	26,541
Preformed Line Products Co.	400	25,880
Primoris Services Corp.	1,500	35,970
Proto Labs, Inc. (b)	600	30,810
Quanex Building Products Corp.	2,580	63,932
Radiant Logistics, Inc. (b)	2,980	21,724
Resideo Technologies, Inc. (b)	2,740	71,322
Resources Connection, Inc.	2,800	49,952
Rush Enterprises, Inc. - Class A	900	50,076
Safe Bulkers, Inc. (b)	4,410	16,626
Schneider National, Inc. - Class B	600	16,146
Sensata Technologies Holding PLC (b)	905	55,829
SP Plus Corp. (b)	320	9,030
Spirit Airlines, Inc. (b)	1,000	21,850
SPX FLOW, Inc.	613	53,012
Steelcase, Inc. - Class A	3,100	36,332
Stericycle, Inc. (b)	2,494	148,742
Sterling Construction Co., Inc. (b)	1,000	26,300
The Brink's Co.	600	39,342
The Greenbrier Cos., Inc.	1,100	50,479
Thermon Group Holdings, Inc. (b)	2,500	42,325
Titan International, Inc. (b)	950	10,412
Titan Machinery, Inc. (b)	230	7,749
Triton International Ltd.	1,934	116,485
TrueBlue, Inc. (b)	3,502	96,900
Tutor Perini Corp. (b)	2,500	30,925
UFP Industries, Inc.	310	28,523
Vectrus, Inc. (b)	1,520	69,570
Veritiv Corp. (b)	422	51,725
Wabash National Corp.	2,300	44,896
Watts Water Technologies, Inc. - Class A	255	49,513
WESCO International, Inc. (b)	3,293	433,326
		6,102,826
Information Technology - 7.4%
3D Systems Corp. (b)	2,083	44,868
A10 Networks, Inc.	440	7,295
Ambarella, Inc. (b)	113	22,927
Amkor Technology, Inc.	2,355	58,380
Avnet, Inc.	1,200	49,476
Axcelis Technologies, Inc. (b)	235	17,522
Belden, Inc.	830	54,556
BM Technologies, Inc. (b)	446	4,108
Casa Systems, Inc. (b)	1,200	6,804
Cass Information Systems, Inc.	1,200	47,184
CommScope Holding Co., Inc. (b)	2,100	23,184
Comtech Telecommunications Corp.	1,940	45,959
Concentrix Corp.	344	61,445
CSG Systems International, Inc.	300	17,286
Diebold Nixdorf, Inc. (b)	4,200	38,010
Diodes, Inc. (b)	300	32,943
Ebix, Inc.	800	24,320
ePlus, Inc. (b)	440	23,707
FormFactor, Inc. (b)	745	34,061
GTY Technology Holdings, Inc. (b)	1,180	7,906
Harmonic, Inc. (b)	3,330	39,161
II-VI, Inc. (b)	260	17,766
Insight Enterprises, Inc. (b)	460	49,036
Kimball Electronics, Inc. (b)	1,000	21,760
Lumentum Holdings, Inc. (b)	284	30,039
MACOM Technology Solutions Holdings, Inc. (b)	640	50,112
Marathon Digital Holdings, Inc. (b)(c)	170	5,586
Methode Electronics, Inc.	1,030	50,645
MoneyGram International, Inc. (b)	6,190	48,839
NETGEAR, Inc. (b)	1,000	29,210
NVE Corp.	117	7,991
ON24, Inc. (b)	1,308	22,694
Onto Innovation, Inc. (b)	380	38,467
OSI Systems, Inc. (b)	665	61,978
PC Connection, Inc.	740	31,916
Photronics, Inc. (b)	2,200	41,470
Plexus Corp. (b)	100	9,589
Rambus, Inc. (b)	4,595	135,047
Rogers Corp. (b)	109	29,757
Sanmina Corp. (b)	4,711	195,318
ScanSource, Inc. (b)	1,480	51,918
Semtech Corp. (b)	680	60,472
SMART Global Holdings, Inc. (b)	1,025	72,765
StarTek, Inc. (b)	9,480	49,486
Super Micro Computer, Inc. (b)	1,315	57,794
Synaptics, Inc. (b)	115	33,294
SYNNEX Corp.	424	48,489
Telos Corp. (b)	1,500	23,130
The Hackett Group, Inc.	1,360	27,921
TTM Technologies, Inc. (b)	1,120	16,688
Ultra Clean Holdings, Inc. (b)	1,004	57,589
Veeco Instruments, Inc. (b)	2,695	76,727
Verra Mobility Corp. (b)	800	12,344
Vishay Intertechnology, Inc.	3,690	80,700
Vishay Precision Group, Inc. (b)	2,986	110,840
WNS Holdings Ltd. - ADR (b)	3,804	335,589
Xperi Holding Corp.	3,989	75,432
		2,729,500
Materials - 4.6%
AdvanSix, Inc.	1,100	51,975
American Vanguard Corp.	1,600	26,224
Ashland Global Holdings, Inc.	2,653	285,622
Avient Corp.	205	11,470
Cabot Corp.	730	41,026
Chase Corp.	1,605	159,794
Commercial Metals Co.	1,845	66,955
Compass Minerals International, Inc.	700	35,756
Ecovyst, Inc.	5,000	51,200
FutureFuel Corp.	1,200	9,168
Glatfelter Corp.	1,800	30,960
Greif, Inc. - Class A	720	43,466
Hawkins, Inc.	300	11,835
HB Fuller Co.	310	25,110
Innospec, Inc.	1,045	94,405
Kaiser Aluminum Corp.	520	48,849
Koppers Holdings, Inc. (b)	345	10,798
Materion Corp.	558	51,303
Mercer International, Inc.	2,500	29,975
NewMarket Corp.	70	23,990
Ryerson Holding Corp.	700	18,235
Summit Materials, Inc. - Class A (b)	1,241	49,814
Taseko Mines Ltd. (b)	76,754	157,346
Tredegar Corp.	2,510	29,668
TriMas Corp.	3,019	111,703
Trinseo PLC	800	41,968
UFP Technologies, Inc. (b)	1,580	111,011
Warrior Met Coal, Inc.	1,100	28,281
Worthington Industries, Inc.	1,105	60,399
		1,718,306
Real Estate - 5.3%
Acadia Realty Trust	2,640	57,631
Agree Realty Corp.	590	42,102
Alexander's, Inc.	170	44,251
Apartment Investment and Management Co. - Class A (b)	1,890	14,591
Braemar Hotels & Resorts, Inc. (b)	2,500	12,750
CubeSmart	3,777	214,949
DiamondRock Hospitality Co. (b)	2,743	26,360
Douglas Elliman, Inc. (b)	263	3,025
Easterly Government Properties, Inc.	5,530	126,748
Empire State Realty Trust, Inc. - Class A	9,610	85,529
Equity Commonwealth (b)	260	6,734
Essential Properties Realty Trust, Inc.	412	11,878
Four Corners Property Trust, Inc.	250	7,352
Getty Realty Corp.	1,200	38,508
Healthcare Realty Trust, Inc.	3,580	113,271
Hersha Hospitality Trust (b)	770	7,061
iStar, Inc. (c)	2,601	67,184
Jones Lang LaSalle, Inc. (b)	281	75,684
Kennedy-Wilson Holdings, Inc.	2,300	54,924
Kite Realty Group Trust	1,370	29,839
LXP Industrial Trust	1,955	30,537
National Health Investors, Inc.	436	25,057
Newmark Group, Inc. - Class A	3,995	74,706
Outfront Media, Inc.	350	9,387
Pebblebrook Hotel Trust	2,685	60,063
Piedmont Office Realty Trust, Inc. - Class A	2,540	46,685
PS Business Parks, Inc.	110	20,259
Rayonier, Inc.	3,441	138,879
RE/MAX Holdings, Inc. - Class A	1,792	54,638
Realogy Holdings Corp. (b)	955	16,054
RPT Realty	865	11,574
Ryman Hospitality Properties, Inc. (b)	978	89,937
Sabra Health Care REIT, Inc.	2,490	33,715
Seritage Growth Properties - Class A (b)	3,550	47,108
SITE Centers Corp.	3,160	50,023
STAG Industrial, Inc.	770	36,929
Summit Hotel Properties, Inc. (b)	885	8,638
Sunstone Hotel Investors, Inc. (b)	8,030	94,192
Terreno Realty Corp.	90	7,676
The Macerich Co.	610	10,541
The RMR Group, Inc. - Class A	1,360	47,165
Urban Edge Properties	1,390	26,410
		1,980,544
Utilities - 2.3%
ALLETE, Inc.	680	45,118
Artesian Resources Corp. - Class A	610	28,261
Avista Corp.	1,300	55,237
Black Hills Corp.	630	44,459
Brookfield Infrastructure Corp. - Class A	340	23,209
Brookfield Renewable Corp. - Class A	505	18,599
Hawaiian Electric Industries, Inc.	1,100	45,650
Northwest Natural Holding Co.	130	6,341
Otter Tail Corp.	740	52,851
PNM Resources, Inc.	840	38,312
Portland General Electric Co.	1,580	83,614
South Jersey Industries, Inc.	7,436	194,228
Southwest Gas Holdings, Inc.	700	49,035
Spire, Inc.	700	45,654
UGI Corp.	2,650	121,662
		852,230
Total Common Stocks (Cost $28,195,429)		36,564,012

Total Investments at Value - 98.6% (Cost $28,195,429)		36,564,012
Other Assets in Excess of Liabilities - 1.4%		534,061
Net Assets - 100.0%		$37,098,073

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2021. The total fair value of securities on loan at December 31, 2021, was $351,050.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE 5000 INDEX FUND	December 31, 2021
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 98.7% (a)
Communication Services - 9.2%
Activision Blizzard, Inc.	4,183	$278,295
Actua Corp. (b)(c)(d)	100	1
Alphabet, Inc. - Class A (d)	1,529	4,429,574
Alphabet, Inc. - Class C (d)	1,750	5,063,783
Altice USA, Inc. (d)	120	1,942
AMC Entertainment Holdings, Inc. - Class A (d)(e)	2,885	78,472
Angi, Inc. (d)	150	1,381
AT&T, Inc.	39,870	980,802
Bumble, Inc. (d)	510	17,269
Cable One, Inc.	20	35,269
Cardlytics, Inc. (d)	230	15,201
Cars.com, Inc. (d)	445	7,160
Charter Communications, Inc. (d)	676	440,732
Cinemark Holdings, Inc. (d)	775	12,493
Cogent Communications Holdings, Inc.	340	24,881
Comcast Corp. - Class A	24,365	1,226,290
Consolidated Communications Holdings, Inc. (d)	501	3,747
Discovery, Inc. (d)(e)	798	18,785
Discovery, Inc. (d)	2,209	50,586
DISH Network Corp. (d)	1,469	47,654
EchoStar Corp. (d)	400	10,540
Electronic Arts, Inc.	1,650	217,635
Fox Corp. - Class A	2,196	81,032
Fox Corp. - Class B	878	30,089
Frontier Communications Parent, Inc. (d)	1,359	40,077
Gannett Co., Inc. (d)	364	1,940
IAC/InterActiveCorp (d)	450	58,820
iHeartMedia, Inc. - Class A (d)	316	6,649
Iridium Communications, Inc. (d)	362	14,947
John Wiley & Sons, Inc. - Class A	200	11,454
Liberty Media Corp.-Liberty SiriusXM (d)	638	32,442
Liberty Media Corp.-Liberty SiriusXM (d)	1,199	60,969
Lions Gate Entertainment Corp. (d)	1,033	15,898
Live Nation Entertainment, Inc. (d)	819	98,026
Loyalty Ventures, Inc. (d)	60	1,804
Lumen Technologies, Inc.	6,074	76,229
Madison Square Garden Entertainment Corp. (d)	192	13,505
Madison Square Garden Sports Corp. (d)	93	16,157
Magnite, Inc. (d)	700	12,250
Match Group, Inc. (d)	1,416	187,266
Meta Platforms, Inc. - Class A (d)	12,246	4,118,942
Netflix, Inc. (d)	2,435	1,466,941
News Corp. - Class A	2,291	51,112
News Corp. - Class B	1,121	25,223
Nexstar Media Group, Inc. - Class A	189	28,535
Omnicom Group, Inc.	1,114	81,623
Pinterest, Inc. - Class A (d)	580	21,083
ROBLOX Corp. - Class A (d)	1,162	119,872
Roku, Inc. (d)	140	31,948
Shenandoah Telecommunications Co.	300	7,650
Sinclair Broadcast Group, Inc. - Class A	425	11,233
Sirius XM Holdings, Inc. (e)	4,685	29,750
Skillz, Inc. (d)(e)	2,545	18,935
Snap, Inc. (d)	6,564	308,705
Take-Two Interactive Software, Inc. (d)	635	112,852
TechTarget, Inc. (d)	60	5,740
TEGNA, Inc.	215	3,990
Telephone and Data Systems, Inc.	700	14,105
The Interpublic Group of Cos., Inc.	1,762	65,987
The Marcus Corp. (d)	100	1,786
The New York Times Co.	620	29,946
The Walt Disney Co. (d)	9,015	1,396,333
T-Mobile US, Inc. (d)	3,544	411,033
TripAdvisor, Inc. (d)	634	17,283
Twitter, Inc. (d)	4,320	186,710
Verizon Communications, Inc.	22,235	1,155,331
ViacomCBS, Inc. - Class B	3,094	93,377
Vimeo, Inc. (d)	730	13,111
Warner Music Group Corp. - Class A	407	17,574
World Wrestling Entertainment, Inc.	280	13,815
Yelp, Inc. (d)	566	20,512
Ziff Davis, Inc. (d)	325	36,030
ZoomInfo Technologies, Inc. (d)	400	25,680
Zynga, Inc. - Class A (d)	5,350	34,240
		23,699,033
Consumer Discretionary - 12.4%
1-800-Flowers.com, Inc. - Class A (d)	300	7,011
2U, Inc. (d)	325	6,523
Abercrombie & Fitch Co. - Class A (d)	425	14,803
Academy Sports & Outdoors, Inc. (d)	555	24,364
Adtalem Global Education, Inc. (d)	400	11,824
Advance Auto Parts, Inc.	371	88,995
Airbnb, Inc. - Class A (d)	380	63,266
Amazon.com, Inc. (d)	2,554	8,515,904
American Eagle Outfitters, Inc. (e)	665	16,838
American Outdoor Brands, Inc. (d)	118	2,352
Aramark	1,065	39,245
Asbury Automotive Group, Inc. (d)	50	8,636
Autoliv, Inc.	357	36,917
AutoNation, Inc. (d)	195	22,786
AutoZone, Inc. (d)	121	253,663
Bath & Body Works, Inc. (d)	1,484	103,568
Beazer Homes USA, Inc. (d)	200	4,644
Bed Bath & Beyond, Inc. (d)(e)	275	4,010
Best Buy Co., Inc.	1,171	118,974
Big Lots, Inc.	200	9,010
Bloomin' Brands, Inc. (d)	880	18,462
Booking Holdings, Inc. (d)	228	547,024
Boot Barn Holdings, Inc. (d)	58	7,137
BorgWarner, Inc.	1,310	59,042
Boyd Gaming Corp. (d)	1,052	68,980
Bright Horizons Family Solutions, Inc. (d)	300	37,764
Brinker International, Inc. (d)	175	6,403
Brunswick Corp.	298	30,018
Burlington Stores, Inc. (d)	308	89,785
Caesars Entertainment, Inc. (d)	1,129	105,595
Callaway Golf Co. (d)	650	17,836
Camping World Holdings, Inc. - Class A	18	727
CarMax, Inc. (d)	890	115,905
Carnival Corp. (d)	5,125	103,115
Carter's, Inc.	172	17,410
Carvana Co. (d)	80	18,543
Chegg, Inc. (d)	740	22,718
Chewy, Inc. - Class A (d)(e)	290	17,101
Chipotle Mexican Grill, Inc. (d)	147	256,993
Choice Hotels International, Inc.	200	31,198
Churchill Downs, Inc.	191	46,012
Columbia Sportswear Co.	340	33,130
Coursera, Inc. (d)	645	15,764
Cracker Barrel Old Co.untry Store, Inc.	191	24,570
Crocs, Inc. (d)	250	32,055
Dana, Inc.	900	20,538
Darden Restaurants, Inc.	643	96,862
Dave & Buster's Entertainment, Inc. (d)	300	11,520
Deckers Outdoor Corp. (d)	145	53,115
Dick's Sporting Goods, Inc. (e)	346	39,787
Dillard's, Inc. - Class A (e)	92	22,542
Dollar General Corp.	1,226	289,128
Dollar Tree, Inc. (d)	1,306	183,519
Domino's Pizza, Inc.	171	96,500
DoorDash, Inc. (d)	220	32,758
Dorman Products, Inc. (d)	200	22,602
DR Horton, Inc.	1,838	199,331
DraftKings, Inc. - Class A (d)	3,532	97,024
eBay, Inc.	3,685	245,053
Etsy, Inc. (d)	630	137,932
Expedia Group, Inc. (d)	724	130,841
Faraday Future Intelligent Electric, Inc. (d)(e)	2,306	12,268
Five Below, Inc. (d)	230	47,585
Floor & Decor Holdings, Inc. (d)	440	57,204
Foot Locker, Inc.	475	20,724
Ford Motor Co.	20,876	433,595
Fox Factory Holding Corp. (d)	123	20,922
Frontdoor, Inc. (d)	487	17,849
GameStop Corp. - Class A (d)(e)	336	49,859
General Motors Co. (d)	7,560	443,243
Gentex Corp.	1,599	55,725
Gentherm, Inc. (d)	75	6,518
Genuine Parts Co.	747	104,729
Golden Entertainment, Inc. (d)	100	5,053
Graham Holdings Co. - Class B	41	25,823
Grand Canyon Education, Inc. (d)	200	17,142
Green Brick Partners, Inc. (d)	45	1,365
Group 1 Automotive, Inc.	43	8,394
H&R Block, Inc.	1,310	30,864
Hanesbrands, Inc.	1,575	26,334
Harley-Davidson, Inc.	650	24,499
Hasbro, Inc.	610	62,086
Helen of Troy Ltd. (d)	119	29,092
Hilton Grand Vacations, Inc. (d)	635	33,090
Hilton Worldwide Holdings, Inc. (d)	1,450	226,186
Houghton Mifflin Harcourt Co. (d)	325	5,233
Hyatt Hotels Corp. - Class A (d)	300	28,770
Installed Building Products, Inc.	70	9,780
iRobot Corp. (d)	167	11,002
KB Home	375	16,774
Kohl's Corp.	563	27,807
Kontoor Brands, Inc.	339	17,374
Las Vegas Sands Corp. (d)	1,993	75,017
La-Z-Boy, Inc.	425	15,432
LCI Industries	154	24,004
Lear Corp.	350	64,033
Leggett & Platt, Inc.	706	29,059
Lennar Corp.	1,357	157,629
Leslie's, Inc. (d)	344	8,139
Lithia Motors, Inc. - Class A	134	39,791
LKQ Corp.	1,540	92,446
Lowe's Cos, Inc.	3,718	961,029
Lucid Group, Inc. (d)(e)	3,447	131,158
Lumber Liquidators Holdings, Inc. (d)	241	4,114
Macy's, Inc.	2,223	58,198
Marriott International, Inc. - Class A (d)	1,642	271,324
Marriott Vacations Worldwide Corp.	244	41,231
Mattel, Inc. (d)	1,025	22,099
McDonald's Corp.	3,808	1,020,811
MDC Holdings, Inc.	1,257	70,178
Meritage Homes Corp. (d)	200	24,412
MGM Resorts International	2,670	119,830
Mohawk Industries, Inc. (d)	392	71,415
Murphy USA, Inc.	126	25,104
National Vision Holdings, Inc. (d)	540	25,915
Newell Brands, Inc.	2,575	56,238
NIKE, Inc. - Class B	7,090	1,181,690
Nordstrom, Inc. (d)	670	15,155
Norwegian Cruise Line Holdings Ltd. (d)	1,875	38,888
NVR, Inc. (d)	20	118,177
Ollie's Bargain Outlet Holdings, Inc. (d)	340	17,405
O'Reilly Automotive, Inc. (d)	380	268,367
Overstock.com, Inc. (d)	240	14,162
Oxford Industries, Inc.	50	5,076
Papa John's International, Inc.	173	23,090
Patrick Industries, Inc.	20	1,614
Peloton Interactive, Inc. (d)	320	11,443
Penn National Gaming, Inc. (d)	668	34,636
Penske Automotive Group, Inc.	98	10,508
Perdoceo Education Corp. (d)	500	5,880
Planet Fitness, Inc. - Class A (d)	440	39,855
Polaris, Inc.	340	37,369
Pool Corp.	235	133,010
PulteGroup, Inc.	1,425	81,453
PVH Corp.	413	44,046
QuantumScape Corp. (d)(e)	1,153	25,585
Qurate Retail, Inc.	2,919	22,184
Ralph Lauren Corp.	191	22,702
Red Rock Resorts, Inc. - Class A	508	27,945
Rent-A-Center, Inc.	728	34,973
RH (d)	82	43,947
Ross Stores, Inc.	1,835	209,704
Royal Caribbean Cruises Ltd. (d)	1,019	78,361
Sally Beauty Holdings, Inc. (d)	700	12,922
Scientific Games Corp. (d)	315	21,051
SeaWorld Entertainment, Inc. (d)	235	15,242
Service Corp. International/US	820	58,212
Shake Shack, Inc. - Class A (d)	60	4,330
Shoe Carnival, Inc.	120	4,690
Shutterstock, Inc.	122	13,527
Signet Jewelers Ltd.	113	9,834
Six Flags Entertainment Corp. (d)	590	25,122
Skechers USA, Inc. - Class A (d)	750	32,550
Skyline Champion Corp. (d)	425	33,567
Sleep Number Corp. (d)	90	6,894
Smith & Wesson Brands, Inc.	475	8,455
Sonos, Inc. (d)	390	11,622
Starbucks Corp.	6,460	755,626
Steven Madden Ltd.	450	20,912
Strategic Education, Inc.	87	5,032
Stride, Inc. (d)	300	9,999
Tapestry, Inc.	1,370	55,622
Target Corp.	2,665	616,788
Taylor Morrison Home Corp. (d)	900	31,464
Tempur Sealy International, Inc.	1,192	56,060
Terminix Global Holdings, Inc. (d)	525	23,746
Tesla, Inc. (d)	4,835	5,109,531
Texas Roadhouse, Inc.	475	42,408
The Aaron's Co., Inc.	200	4,930
The Cheesecake Factory, Inc. (d)	300	11,745
The Children's Place, Inc. (d)	122	9,673
The Gap, Inc.	840	14,826
The Goodyear Tire & Rubber Co. (d)	6,526	139,134
The Home Depot, Inc.	5,929	2,460,594
The TJX Cos, Inc.	6,816	517,471
The Wendy's Co.	1,105	26,354
Thor Industries, Inc.	157	16,292
Toll Brothers, Inc.	374	27,074
TopBuild Corp. (d)	125	34,489
Tractor Supply Co.	595	141,967
Travel + Leisure Co.	642	35,483
Tri Pointe Homes, Inc. (d)	263	7,335
Ulta Beauty, Inc. (d)	285	117,517
Under Armour, Inc. - Class A (d)	1,256	26,615
Under Armour, Inc. - Class C (d)	1,558	28,106
Vail Resorts, Inc.	200	65,580
Veoneer, Inc. (d)	648	22,991
VF Corp.	1,742	127,549
Victoria's Secret & Co. (d)	494	27,437
Vista Outdoor, Inc. (d)	400	18,428
Visteon Corp. (d)	101	11,225
Vroom, Inc. (d)	760	8,200
Warby Parker, Inc. - Class A (d)	1,193	55,546
Wayfair, Inc. - Class A (d)(e)	270	51,292
Whirlpool Corp.	274	64,297
Williams-Sonoma, Inc.	310	52,430
Wingstop, Inc.	220	38,016
Winnebago Industries, Inc.	175	13,111
Wolverine World Wide, Inc.	725	20,887
WW International, Inc. (d)	440	7,097
Wyndham Hotels & Resorts, Inc.	286	25,640
Wynn Resorts Ltd. (d)	561	47,707
YETI Holdings, Inc. (d)	559	46,302
Yum! Brands, Inc.	1,349	187,322
		32,084,260
Consumer Staples - 5.5%
Albertsons Cos, Inc. - Class A	1,491	45,013
Altria Group, Inc.	9,810	464,896
Archer-Daniels-Midland Co.	2,856	193,037
B&G Foods, Inc. (e)	250	7,683
Beyond Meat, Inc. (d)(e)	390	25,412
BJ's Wholesale Club Holdings, Inc. (d)	465	31,141
Brown-Forman Corp. - Class B	1,555	113,297
Bunge Ltd.	1,193	111,379
Cal-Maine Foods, Inc.	18	666
Campbell Soup Co.	1,430	62,148
Casey's General Stores, Inc.	177	34,931
Celsius Holdings, Inc. (d)	320	23,862
Church & Dwight Co., Inc.	1,396	143,090
Colgate-Palmolive Co.	4,438	378,739
Conagra Brands, Inc.	2,541	86,775
Constellation Brands, Inc.	966	242,437
Costco Wholesale Corp.	2,354	1,336,366
Darling Ingredients, Inc. (d)	975	67,558
Edgewell Personal Care Co.	416	19,015
elf Beauty, Inc. (d)	300	9,963
Energizer Holdings, Inc.	152	6,095
Flowers Foods, Inc.	780	21,427
Fresh Del Monte Produce, Inc.	100	2,760
Freshpet, Inc. (d)	270	25,723
General Mills, Inc.	3,231	217,705
Grocery Outlet Holding Corp. (d)	160	4,525
Herbalife Nutrition Ltd. (d)	380	15,553
Hormel Foods Corp.	1,875	91,519
Ingredion, Inc.	271	26,189
Kellogg Co.	1,643	105,842
Keurig Dr Pepper, Inc.	4,468	164,691
Kimberly-Clark Corp.	1,911	273,120
Lamb Weston Holdings, Inc.	667	42,274
Lancaster Co.lony Corp.	112	18,547
McCormick & Co., Inc.	1,035	99,991
Medifast, Inc.	30	6,283
Molson Coors Beverage Co.	673	31,194
Mondelez International, Inc.	7,690	509,924
Monster Beverage Corp. (d)	2,026	194,577
Nu Skin Enterprises, Inc.	325	16,494
PepsiCo, Inc.	7,620	1,323,670
Performance Food Group Co. (d)	690	31,664
Philip Morris International, Inc.	8,766	832,770
Post Holdings, Inc. (d)	213	24,012
PriceSmart, Inc.	115	8,415
Reynolds Consumer Products, Inc.	590	18,526
Sanderson Farms, Inc.	143	27,324
Spectrum Brands Holdings, Inc.	277	28,176
Sprouts Farmers Market, Inc. (d)	162	4,808
Sysco Corp.	2,800	219,940
The Andersons, Inc.	75	2,903
The Boston Beer Co., Inc. (d)	50	25,255
The Clorox Co.	615	107,231
The Coca-Cola Co.	23,024	1,363,251
The Estee Lauder Cos., Inc. - Class A	1,161	429,802
The Hain Celestial Group, Inc. (d)	600	25,566
The Hershey Co.	819	158,452
The J M Smucker Co.	517	70,219
The Kraft Heinz Co.	4,176	149,918
The Kroger Co.	3,489	157,912
The Procter & Gamble Co.	13,115	2,145,352
The Simply Good Foods Co. (d)	54	2,245
Tootsie Roll Industries, Inc.	27	978
TreeHouse Foods, Inc. (d)	385	15,604
Tyson Foods, Inc. - Class A	1,376	119,932
United Natural Foods, Inc. (d)	2,758	135,363
US Foods Holding Corp. (d)	1,425	49,633
USANA Health Sciences, Inc. (d)	118	11,942
Vector Group Ltd.	938	10,768
Veru, Inc. (d)	55	324
Walgreens Boots Alliance, Inc.	4,199	219,020
Walmart, Inc.	8,552	1,237,389
WD-40 Co.	45	11,009
		14,241,214
Energy - 2.7%
Antero Midstream Corp.	627	6,069
Antero Resources Corp. (d)	2,370	41,475
APA Corp.	2,303	61,928
Baker Hughes Co.	4,245	102,135
Bristow Group, Inc. (d)	100	3,167
California Resources Corp.	128	5,467
Callon Petroleum Co. (d)(e)	400	18,900
Centennial Resource Development, Inc. (d)	2,750	16,445
ChampionX Corp. (d)	730	14,753
Cheniere Energy, Inc.	1,345	136,410
Chesapeake Energy Corp.	450	29,034
Chevron Corp.	10,518	1,234,287
Civitas Resources, Inc.	919	45,003
Clean Energy Fuels Corp. (d)	1,650	10,114
CNX Resources Corp. (d)	1,650	22,687
ConocoPhillips	7,521	542,866
CONSOL Energy, Inc. (d)	206	4,678
Continental Resources, Inc.	245	10,966
Coterra Energy, Inc.	3,857	73,283
Delek US Holdings, Inc. (d)	301	4,512
Denbury, Inc. (d)	290	22,211
Devon Energy Corp.	3,642	160,430
Diamondback Energy, Inc.	850	91,673
Dril-Quip, Inc. (d)	145	2,854
DT Midstream, Inc.	511	24,518
EOG Resources, Inc.	2,718	241,440
EQT Corp. (d)	1,339	29,204
Equitrans Midstream Corp.	1,178	12,181
Exxon Mobil Corp.	22,547	1,379,651
Green Plains, Inc. (d)	300	10,428
Halliburton Co.	4,891	111,857
Helmerich & Payne, Inc.	550	13,035
Hess Corp.	1,270	94,018
HollyFrontier Corp.	1,158	37,959
Kinder Morgan, Inc.	11,670	185,086
Marathon Oil Corp.	6,484	106,467
Marathon Petroleum Corp.	3,591	229,788
Matador Resources Co.	700	25,844
Murphy Oil Corp.	1,025	26,763
New Fortress Energy, Inc. (e)	840	20,278
NOV, Inc.	2,661	36,057
Occidental Petroleum Corp.	4,953	143,587
ONEOK, Inc.	2,475	145,431
Ovintiv, Inc.	1,330	44,821
PDC Energy, Inc.	560	27,317
Phillips 66	2,463	178,469
Pioneer Natural Resources Co.	1,417	257,724
Range Resources Corp. (d)	1,350	24,071
Renewable Energy Group, Inc. (d)	454	19,268
Schlumberger NV	7,546	226,003
SFL Corp. Ltd.	575	4,686
SM Energy Co.	910	26,827
Southwestern Energy Co. (d)	5,040	23,486
Targa Resources Corp.	1,228	64,151
Texas Pacific Land Corp.	95	118,643
The Williams Cos., Inc.	6,580	171,343
Valero Energy Corp.	2,404	180,564
Whiting Petroleum Corp. (d)	440	28,459
		6,930,771
Financials - 11.8%
Affiliated Managers Group, Inc.	138	22,702
Aflac, Inc.	3,711	216,685
AGNC Investment Corp.	3,245	48,805
Alleghany Corp. (d)	76	50,737
Ally Financial, Inc.	1,668	79,413
American Equity Investment Life Holding Co.	605	23,547
American Express Co.	3,784	619,062
American Financial Group, Inc.	410	56,301
American International Group, Inc.	4,530	257,576
American National Group, Inc.	181	34,180
Ameriprise Financial, Inc.	615	185,521
Ameris Bancorp	300	14,904
Annaly Capital Management, Inc.	7,739	60,519
Apollo Commercial Real Estate Finance, Inc.	560	7,370
Apollo Investment Corp.	1,937	24,774
Arbor Realty Trust, Inc.	2,031	37,208
Arch Capital Group Ltd. (d)	1,747	77,654
Ares Capital Corp. (e)	7,581	160,641
Argo Group International Holdings Ltd.	71	4,126
ARMOUR Residential REIT, Inc.	80	785
Arthur J Gallagher & Co.	1,229	208,524
Artisan Partners Asset Management, Inc. - Class A	300	14,292
Associated Banc-Corp	900	20,331
Assurant, Inc.	337	52,525
Assured Guaranty Ltd.	517	25,953
Atlantic Union Bankshares Corp.	275	10,255
Axis Capital Holdings Ltd.	475	25,873
Axos Financial, Inc. (d)	372	20,799
Bank of America Corp.	43,222	1,922,947
Bank of Hawaii Corp.	303	25,379
Bank OZK	765	35,595
BankFinancial Corp.	700	7,469
BankUnited, Inc.	205	8,674
Banner Corp.	300	18,201
Barings BDC, Inc.	350	3,857
Berkshire Hathaway, Inc. - Class A (d)	2	901,324
Berkshire Hathaway, Inc. - Class B (d)	12,136	3,628,664
Berkshire Hills Bancorp, Inc.	300	8,529
BlackRock, Inc.	800	732,448
Blackstone Mortgage Trust, Inc. - Class A	1,150	35,213
BOK Financial Corp.	296	31,225
Bright Health Group, Inc. (d)	2,671	9,188
Brighthouse Financial, Inc. (d)	378	19,580
Brookline Bancorp, Inc.	500	8,095
Brown & Brown, Inc.	1,390	97,689
Cadence Bank	675	20,108
Camden National Corp.	150	7,224
Capital One Financial Corp.	2,479	359,678
Capitol Federal Financial, Inc.	1,000	11,330
Cathay General Bancorp	463	19,904
Cboe Global Markets, Inc.	520	67,808
Chimera Investment Corp.	1,455	21,941
Cincinnati Financial Corp.	885	100,828
CIT Group, Inc.	710	36,451
Citigroup, Inc.	11,080	669,121
Citizens Financial Group, Inc.	2,555	120,724
CME Group, Inc.	1,531	349,772
CNO Financial Group, Inc.	1,100	26,224
Cohen & Steers, Inc.	370	34,229
Coinbase Global, Inc. - Class A (d)	1,123	283,412
Columbia Banking System, Inc.	276	9,031
Comerica, Inc.	603	52,461
Commerce Bancshares, Inc.	496	34,095
Community Bank System, Inc.	200	14,896
Community Trust Bancorp, Inc.	110	4,797
Cowen, Inc. - Class A	540	19,494
Crawford & Co. - Class B	200	1,498
Credit Acceptance Corp. (d)	52	35,759
CrossFirst Bankshares, Inc. (d)	23	359
Cullen/Frost Bankers, Inc.	480	60,514
CVB Financial Corp.	600	12,846
Dime Co.mmunity Bancshares, Inc.	300	10,548
Discover Financial Services	1,735	200,497
Donnelley Financial Solutions, Inc. (d)	159	7,495
Eagle Bancorp, Inc.	300	17,502
East West Bancorp, Inc.	515	40,520
Eastern Bankshares, Inc.	969	19,545
eHealth, Inc. (d)	175	4,462
Employers Holdings, Inc.	75	3,103
Enstar Group Ltd. (d)	120	29,711
Enterprise Financial Services Corp.	50	2,354
Equitable Holdings, Inc.	2,350	77,056
Erie Indemnity Co. - Class A	44	8,477
Evercore, Inc.	240	32,604
Everest Re Group Ltd.	241	66,015
FactSet Research Systems, Inc.	250	121,502
Federated Hermes, Inc.	101	3,796
Fidelity National Financial, Inc.	1,909	99,612
Fifth Third Bancorp	3,499	152,381
First American Financial Corp.	527	41,227
First BanCorp	1,366	18,823
First Busey Corp.	325	8,814
First Citizens BancShares, Inc. - Class A	50	41,492
First Co.mmonwealth Financial Corp.	800	12,872
First Financial Bankshares, Inc.	600	30,504
First Financial Corp.	100	4,529
First Hawaiian, Inc.	300	8,199
First Horizon Corp.	3,336	54,477
First Interstate BancSystem, Inc.	300	12,201
First Merchants Corp.	425	17,803
First Midwest Bancorp, Inc.	800	16,384
First Republic Bank	1,033	213,325
FirstCash Holdings, Inc.	221	16,533
FNB Corp.	2,460	29,840
Franklin Resources, Inc.	1,443	48,326
FS KKR Capital Corp.	1,771	37,085
Fulton Financial Corp.	1,250	21,250
Glacier Bancorp, Inc.	550	31,185
Globe Life, Inc.	566	53,046
Great Ajax Corp.	81	1,066
Golub Capital BDC, Inc.	5,719	88,301
Green Dot Corp. - Class A (d)	250	9,060
Hancock Whitney Corp.	500	25,010
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	244	12,961
Heartland Financial USA, Inc.	300	15,183
Hercules Capital, Inc. (e)	775	12,857
Heritage Co.mmerce Corp.	50	597
Hilltop Holdings, Inc.	550	19,327
Home BancShares, Inc.	950	23,132
Hope Bancorp, Inc.	1,092	16,063
Horace Mann Educators Corp.	375	14,512
Houlihan Lokey, Inc.	72	7,453
Huntington Bancshares, Inc.	8,469	130,592
Independent Bank Corp.	300	24,459
Independent Bank Group, Inc.	90	6,493
Interactive Brokers Group, Inc. - Class A	500	39,710
Intercontinental Exchange, Inc.	3,220	440,399
International Bancshares Corp.	400	16,956
Invesco Ltd.	2,285	52,601
Investors Bancorp, Inc.	1,325	20,074
Jackson Financial, Inc. (e)	646	27,022
Jefferies Financial Group, Inc.	1,352	52,458
JPMorgan Chase & Co.	16,220	2,568,437
Kemper Corp.	300	17,637
KeyCorp	5,045	116,691
Kinsale Capital Group, Inc.	100	23,789
Lemonade, Inc. (d)(e)	347	14,612
LendingTree, Inc. (d)	30	3,678
Lincoln National Corp.	1,109	75,700
Live Oak Bancshares, Inc.	620	54,120
Loews Corp.	1,050	60,648
LPL Financial Holdings, Inc.	410	65,637
M&T Bank Corp.	727	111,653
Main Street Capital Corp. (e)	475	21,309
Markel Corp. (d)	73	90,082
MarketAxess Holdings, Inc.	191	78,553
MarketWise, Inc. (d)	2,813	21,210
Marsh & McLennan Cos, Inc.	2,824	490,868
Mercury General Corp.	300	15,918
MetLife, Inc.	4,313	269,519
MFA Financial, Inc.	5,650	25,764
MGIC Investment Corp.	1,500	21,630
Moody's Corp.	998	389,799
Morgan Stanley	8,479	832,299
Morningstar, Inc.	120	41,039
MSCI, Inc.	499	305,732
Nasdaq, Inc.	600	126,006
Navient Corp.	992	21,050
NBT Bancorp, Inc.	200	7,704
Nelnet, Inc. - Class A	25	2,442
New Mountain Finance Corp.	650	8,905
New Residential Investment Corp.	2,630	28,167
New York Co.mmunity Bancorp, Inc.	3,062	37,387
NMI Holdings, Inc. - Class A (d)	620	13,547
Northern Trust Corp.	1,113	133,126
Northwest Bancshares, Inc.	875	12,390
OceanFirst Financial Corp.	100	2,220
OFG Bancorp	432	11,474
Old National Bancorp	950	17,214
Old Republic International Corp.	1,661	40,827
OneMain Holdings, Inc.	760	38,030
Open Lending Corp. - Class A (d)	622	13,983
Orchid Island Capital, Inc.	3,770	16,965
Owl Rock Capital Corp.	1,926	27,272
Pacific Premier Bancorp, Inc.	300	12,009
PacWest Bancorp	817	36,904
Palomar Holdings, Inc. (d)	210	13,602
Park National Corp.	87	11,946
PennantPark Floating Rate Capital Ltd.	1,205	15,388
PennyMac Financial Services, Inc.	97	6,769
PennyMac Mortgage Investment Trust	450	7,798
People's United Financial, Inc.	2,517	44,853
Pinnacle Financial Partners, Inc.	291	27,791
Piper Sandler Cos	702	125,314
Popular, Inc.	282	23,135
PRA Group, Inc. (d)	300	15,063
Premier Financial Corp.	117	3,616
Primerica, Inc.	130	19,925
Principal Financial Group, Inc.	1,172	84,771
ProAssurance Corp.	230	5,819
PROG Holdings, Inc.	400	18,044
Prospect Capital Corp.	2,650	22,287
Prosperity Bancshares, Inc.	650	46,995
Provident Financial Services, Inc.	600	14,532
Prudential Financial, Inc.	2,250	243,540
Radian Group, Inc.	1,165	24,616
Raymond James Financial, Inc.	1,057	106,123
Ready Capital Corp.	139	2,173
Regions Financial Corp.	4,801	104,662
Reinsurance Group of America, Inc.	373	40,840
RenaissanceRe Holdings Ltd.	140	23,706
Renasant Corp.	400	15,180
RLI Corp.	195	21,860
Robinhood Markets, Inc. (d)(e)	588	10,443
S&P Global, Inc.	1,312	619,172
S&T Bancorp, Inc.	350	11,032
Sandy Spring Bancorp, Inc.	300	14,424
Seacoast Banking Corp. of Florida	150	5,309
SEI Investments Co.	605	36,869
Selective Insurance Group, Inc.	300	24,582
Selectquote, Inc. (d)	890	8,063
ServisFirst Bancshares, Inc.	400	33,976
Signature Bank	304	98,335
Silvergate Capital Corp. - Class A (d)	49	7,262
Simmons First National Corp. - Class A	438	12,956
Sixth Street Specialty Lending, Inc.	1,110	25,963
SLM Corp.	1,300	25,571
SLR Investment Corp.	500	9,215
SouthState Corp.	290	23,232
Starwood Property Trust, Inc.	1,825	44,348
State Street Corp.	1,866	173,538
Sterling Bancorp	405	10,445
Stewart Information Services Corp.	300	23,919
Stifel Financial Corp.	510	35,914
StoneX Group, Inc. (d)	150	9,188
SVB Financial Group (d)	330	223,819
Synchrony Financial	2,665	123,629
Synovus Financial Corp.	847	40,546
T Rowe Price Group, Inc.	1,270	249,733
TCG BDC, Inc.	1,197	16,435
Texas Capital Bancshares, Inc. (d)	384	23,136
TFS Financial Corp.	525	9,382
The Allstate Corp.	1,603	188,593
The Bancorp, Inc. (d)	50	1,265
The Bank of New York Mellon Corp.	4,513	262,115
The Charles Schwab Corp.	9,840	827,544
The Goldman Sachs Group, Inc.	1,932	739,087
The Hanover Insurance Group, Inc.	108	14,154
The Hartford Financial Services Group, Inc.	1,804	124,548
The PNC Financial Services Group, Inc.	2,354	472,024
The Progressive Corp.	3,285	337,205
The Travelers Cos., Inc.	1,299	203,203
Tompkins Financial Corp.	105	8,776
Towne Bank/Portsmouth VA	553	17,469
TPG RE Finance Trust, Inc.	754	9,289
Tradeweb Markets, Inc. - Class A	390	39,055
TriCo Bancshares	109	4,683
Triumph Bancorp, Inc. (d)	1,558	185,527
Truist Financial Corp.	7,468	437,251
Trupanion, Inc. (d)	270	35,648
Trustmark Corp.	425	13,796
UMB Financial Corp.	243	25,785
Umpqua Holdings Corp.	1,500	28,860
United Bankshares, Inc.	553	20,063
United Co.mmunity Banks, Inc.	474	17,036
United Security Bancshares	406	3,297
Unum Group	1,407	34,570
Upstart Holdings, Inc. (d)	359	54,317
US Bancorp	7,750	435,318
Valley National Bancorp	2,390	32,863
Virtus Investment Partners, Inc.	48	14,261
Voya Financial, Inc.	460	30,503
W R Berkley Corp.	767	63,193
Walker & Dunlop, Inc.	280	42,246
Washington Federal, Inc.	433	14,454
Washington Trust Bancorp, Inc.	100	5,637
Webster Financial Corp.	3,654	204,039
Wells Fargo & Co.	22,815	1,094,664
WesBanco, Inc.	350	12,247
Westamerica BanCorp	83	4,792
Western Alliance Bancorp	573	61,683
Western New England Bancorp, Inc.	200	1,752
White Mountains Insurance Group Ltd.	20	20,278
Wintrust Financial Corp.	142	12,896
Zions Bancorp NA	940	59,370
		30,481,110
Health Care - 12.9%
1Life Healthcare, Inc. (d)	520	9,136
2seventy bio, Inc. (d)	149	3,819
Abbott Laboratories	9,928	1,397,267
AbbVie, Inc.	9,696	1,312,838
ABIOMED, Inc. (d)	250	89,792
Acadia Healthcare Co., Inc. (d)	395	23,976
ACADIA Pharmaceuticals, Inc. (d)	735	17,155
Accolade, Inc. (d)	570	15,025
Adaptive Biotechnologies Corp. (d)	350	9,821
Addus HomeCare Corp. (d)	70	6,546
Aerie Pharmaceuticals, Inc. (d)	350	2,457
Agilent Technologies, Inc.	1,617	258,154
agilon health, Inc. (d)(e)	1,000	27,000
Agios Pharmaceuticals, Inc. (d)	300	9,861
Alector, Inc. (d)	560	11,564
Align Technology, Inc. (d)	448	294,417
Alkermes PLC (d)	1,000	23,260
Allakos, Inc. (d)	160	1,566
Allogene Therapeutics, Inc. (d)	500	7,460
Alnylam Pharmaceuticals, Inc. (d)	553	93,778
ALX Oncology Holdings, Inc. (d)	109	2,342
Amedisys, Inc. (d)	201	32,538
AmerisourceBergen Corp.	900	119,601
Amgen, Inc.	2,944	662,312
Amicus Therapeutics, Inc. (d)	1,225	14,149
AMN Healthcare Services, Inc. (d)	250	30,582
Amneal Pharmaceuticals, Inc. (d)	650	3,113
Anika Therapeutics, Inc. (d)	100	3,583
Anthem, Inc.	1,340	621,144
Apellis Pharmaceuticals, Inc. (d)	430	20,330
Apollo Medical Holdings, Inc. (d)(e)	202	14,843
Arena Pharmaceuticals, Inc. (d)	440	40,894
Arrowhead Pharmaceuticals, Inc. (d)	460	30,498
Arvinas, Inc. (d)	370	30,392
Atara Biotherapeutics, Inc. (d)	400	6,304
AtriCure, Inc. (d)	400	27,812
Avanos Medical, Inc. (d)	297	10,297
Avantor, Inc. (d)	2,790	117,571
Axonics, Inc. (d)	360	20,160
Axsome Therapeutics, Inc. (d)	220	8,312
Baxter International, Inc.	2,723	233,742
Beam Therapeutics, Inc. (d)	280	22,313
Becton Dickinson and Co.	1,582	397,841
Berkeley Lights, Inc. (d)	490	8,908
BioCryst Pharmaceuticals, Inc. (d)	1,160	16,066
Biogen, Inc. (d)	703	168,664
BioMarin Pharmaceutical, Inc. (d)	738	65,202
Bio-Rad Laboratories, Inc. (d)	99	74,801
Bio-Techne Corp.	232	120,023
Bluebird Bio, Inc. (d)	448	4,476
Blueprint Medicines Corp. (d)	320	34,275
Boston Scientific Corp. (d)	7,907	335,889
Bridgebio Pharma, Inc. (d)(e)	590	9,841
Bristol-Myers Squibb Co.	12,426	774,761
Bruker Corp.	305	25,593
C4 Therapeutics, Inc. (d)	657	21,155
Cardinal Health, Inc.	1,718	88,460
CareDx, Inc. (d)	240	10,915
Catalent, Inc. (d)	900	115,227
Celldex Therapeutics, Inc. (d)	450	17,388
Centene Corp. (d)	3,068	252,803
Cerner Corp.	1,670	155,093
Certara, Inc. (d)	880	25,010
Cerus Corp. (d)	377	2,567
Change Healthcare, Inc. (d)	1,570	33,567
Charles River Laboratories International, Inc. (d)	277	104,368
Chemed Corp.	96	50,788
ChemoCentryx, Inc. (d)	430	15,656
Cigna Corp.	1,801	413,564
Codexis, Inc. (d)	115	3,596
Computer Programs and Systems, Inc. (d)	100	2,930
CONMED Corp.	110	15,594
Corcept Therapeutics, Inc. (d)	430	8,514
Covetrus, Inc. (d)	356	7,109
CryoPort, Inc. (d)	420	24,851
CVS Health Corp.	6,886	710,360
Cytokinetics, Inc. (d)(e)	108	4,923
Danaher Corp.	3,890	1,279,849
DaVita, Inc. (d)	324	36,858
Deciphera Pharmaceuticals, Inc. (d)	330	3,224
Denali Therapeutics, Inc. (d)	470	20,962
DENTSPLY SIRONA, Inc.	1,122	62,596
Dexcom, Inc. (d)	510	273,844
Doximity, Inc. - Class A (d)	699	35,041
Editas Medicine, Inc. (d)	320	8,496
Edwards Lifesciences Corp. (d)	3,609	467,546
Elanco Animal Health, Inc. (d)	2,190	62,152
Eli Lilly & Co.	4,598	1,270,060
Emergent BioSolutions, Inc. (d)	293	12,737
Encompass Health Corp.	650	42,419
Envista Holdings Corp. (d)(e)	535	24,107
Evolent Health, Inc. (d)	740	20,476
Exact Sciences Corp. (d)	865	67,323
Exelixis, Inc. (d)	1,985	36,286
Fate Therapeutics, Inc. (d)	590	34,521
FibroGen, Inc. (d)	750	10,575
Gilead Sciences, Inc.	6,200	450,182
Ginkgo Bioworks Holdings, Inc. (d)	25,549	212,312
Glaukos Corp. (d)	280	12,443
Global Blood Therapeutics, Inc. (d)	370	10,830
Globus Medical, Inc. - Class A (d)	340	24,548
Guardant Health, Inc. (d)	570	57,011
Haemonetics Corp. (d)	250	13,260
Halozyme Therapeutics, Inc. (d)	830	33,374
HCA Healthcare, Inc.	1,330	341,704
Health Catalyst, Inc. (d)	60	2,377
HealthEquity, Inc. (d)	430	19,023
Heat Biologics, Inc. (d)	4,119	12,522
Henry Schein, Inc. (d)	890	69,002
Heska Corp. (d)	168	30,658
Hologic, Inc. (d)	1,006	77,019
Homology Medicines, Inc. (d)	340	1,238
Horizon Therapeutics PLC (d)	1,573	169,506
Humana, Inc.	619	287,129
ICU Medical, Inc. (d)	100	23,734
IDEXX Laboratories, Inc. (d)	479	315,402
Illumina, Inc. (d)	767	291,797
Inari Medical, Inc. (d)	210	19,167
Incyte Corp. (d)	1,133	83,162
Insmed, Inc. (d)	760	20,702
Inspire Medical Systems, Inc. (d)	110	25,307
Insulet Corp. (d)	285	75,830
Integer Holdings Corp. (d)	300	25,677
Integra LifeSciences Holdings Corp. (d)	378	25,322
Intellia Therapeutics, Inc. (d)	290	34,290
Intercept Pharmaceuticals, Inc. (d)	137	2,232
Intuitive Surgical, Inc. (d)	1,947	699,557
Invitae Corp. (d)	1,350	20,615
Ionis Pharmaceuticals, Inc. (d)	700	21,301
IQVIA Holdings, Inc. (d)	1,081	304,993
iRhythm Technologies, Inc. (d)	130	15,300
Ironwood Pharmaceuticals, Inc. (d)	1,000	11,660
Johnson & Johnson	14,272	2,441,511
Kodiak Sciences, Inc. (d)	300	25,434
Kymera Therapeutics, Inc. (d)	608	38,602
Laboratory Corp. of America Holdings (d)	498	156,477
LHC Group, Inc. (d)	170	23,329
Ligand Pharmaceuticals, Inc. (d)	164	25,331
Madrigal Pharmaceuticals, Inc. (d)	60	5,084
Magellan Health, Inc. (d)	100	9,499
Maravai LifeSciences Holdings, Inc. (d)	103	4,316
Masimo Corp. (d)	300	87,834
McKesson Corp.	888	220,730
MEDNAX, Inc. (d)	600	16,326
Medpace Holdings, Inc. (d)	100	21,764
Merck & Co., Inc.	14,000	1,072,960
Meridian Bioscience, Inc. (d)	375	7,650
Merit Medical Systems, Inc. (d)	176	10,965
Mettler-Toledo International, Inc. (d)	120	203,665
Moderna, Inc. (d)	2,024	514,056
ModivCare, Inc. (d)	60	8,897
Molina Healthcare, Inc. (d)	300	95,424
Myriad Genetics, Inc. (d)	450	12,420
NanoString Technologies, Inc. (d)	300	12,669
Natera, Inc. (d)	550	51,365
Natus Medical, Inc. (d)	75	1,780
Nektar Therapeutics (d)	650	8,782
Neogen Corp. (d)	292	13,260
NeoGenomics, Inc. (d)	690	23,543
Neurocrine Biosciences, Inc. (d)	460	39,178
Nevro Corp. (d)	162	13,133
NextGen Healthcare, Inc. (d)	305	5,426
Novavax, Inc. (d)	415	59,374
NuVasive, Inc. (d)	290	15,219
Oak Street Health, Inc. (d)	855	28,335
Ocugen, Inc. (d)(e)	680	3,094
Omnicell, Inc. (d)	195	35,186
Option Care Health, Inc. (d)	766	21,785
Organon & Co.	1,475	44,914
Owens & Minor, Inc.	620	26,970
Pacific Biosciences of California, Inc. (d)	1,120	22,915
Patterson Cos, Inc.	575	16,876
PDS Biotechnology Corp. (d)	151	1,223
Penumbra, Inc. (d)	196	56,315
PerkinElmer, Inc.	1,481	297,770
Pfizer, Inc.	31,563	1,863,795
Phreesia, Inc. (d)	360	14,998
Premier, Inc. - Class A	785	32,318
Prestige Co.nsumer Healthcare, Inc. (d)	350	21,228
Pro-Dex, Inc. (d)	10	239
Progyny, Inc. (d)	520	26,182
PTC Therapeutics, Inc. (d)	470	18,720
Quest Diagnostics, Inc.	682	117,993
Quidel Corp. (d)	180	24,298
R1 RCM, Inc. (d)	640	16,314
Reata Pharmaceuticals, Inc. (d)	130	3,428
Regeneron Pharmaceuticals, Inc. (d)	382	241,241
Relay Therapeutics, Inc. (d)	620	19,040
Repligen Corp. (d)	300	79,452
ResMed, Inc.	736	191,713
Revance Therapeutics, Inc. (d)	710	11,587
REVOLUTION Medicines, Inc. (d)	530	13,340
Rocket Pharmaceuticals, Inc. (d)	400	8,732
Royalty Pharma PLC - Class A	460	18,331
Sage Therapeutics, Inc. (d)	300	12,762
Sana Biotechnology, Inc. (d)	136	2,105
Sangamo Therapeutics, Inc. (d)	730	5,475
Sarepta Therapeutics, Inc. (d)	380	34,219
Seagen, Inc. (d)	957	147,952
Select Medical Holdings Corp.	1,104	32,458
Sharecare, Inc. (d)	2,726	12,240
Shockwave Medical, Inc. (d)	150	26,750
Silk Road Medical, Inc. (d)	280	11,931
Sotera Health Co. (d)	870	20,489
Spero Therapeutics, Inc. (d)	322	5,155
SpringWorks Therapeutics, Inc. (d)	280	17,354
STAAR Surgical Co. (d)	280	25,564
Stryker Corp.	1,927	515,318
Syneos Health, Inc. (d)	300	30,804
Tandem Diabetes Care, Inc. (d)	236	35,523
Teladoc Health, Inc. (d)	839	77,037
Teleflex, Inc.	260	85,405
Tenet Healthcare Corp. (d)	631	51,546
The Cooper Cos, Inc.	240	100,546
The Ensign Group, Inc.	300	25,188
The Pennant Group, Inc. (d)	150	3,462
Thermo Fisher Scientific, Inc.	2,193	1,463,257
Tilray, Inc. (d)(e)	2,667	18,749
Tivity Health, Inc. (d)	64	1,692
Turning Point Therapeutics, Inc. (d)	310	14,787
Twist Bioscience Corp. (d)	260	20,121
Ultragenyx Pharmaceutical, Inc. (d)	207	17,407
United Therapeutics Corp. (d)	288	62,231
UnitedHealth Group, Inc.	5,267	2,644,771
Universal Health Services, Inc.	482	62,496
Varex Imaging Corp. (d)	282	8,897
Veeva Systems, Inc. - Class A (d)	565	144,346
Veracyte, Inc. (d)	440	18,128
Vericel Corp. (d)	230	9,039
Vertex Pharmaceuticals, Inc. (d)	1,399	307,220
Viatris, Inc.	6,317	85,469
Vir Biotechnology, Inc. (d)	580	24,285
Waters Corp. (d)	324	120,722
West Pharmaceutical Services, Inc.	362	169,782
Y-mAbs Therapeutics, Inc. (d)	370	5,998
Zentalis Pharmaceuticals, Inc. (d)	1,182	99,359
Zimmer Biomet Holdings, Inc.	1,172	148,891
Zoetis, Inc.	2,665	650,340
Zogenix, Inc. (d)	410	6,663
		33,326,028
Industrials - 8.5%
3M Co.	3,161	561,488
A O Smith Corp.	716	61,469
AAON, Inc.	165	13,106
AAR Corp. (d)	300	11,709
ABM Industries, Inc.	500	20,425
ACCO Brands Corp.	825	6,814
Acuity Brands, Inc.	226	47,849
Advanced Drainage Systems, Inc.	270	36,755
AECOM (d)	497	38,443
Aerojet Rocketdyne Holdings, Inc.	400	18,704
AeroVironment, Inc. (d)	21	1,303
AGCO Corp.	400	46,408
Air Lease Corp.	600	26,538
Air Transport Services Group, Inc. (d)	670	19,685
Alaska Air Group, Inc. (d)	484	25,216
Albany International Corp. - Class A	100	8,845
Allegiant Travel Co. (d)	73	13,654
Allison Transmission Holdings, Inc.	625	22,719
Altra Industrial Motion Corp.	300	15,471
AMERCO	70	50,836
American Airlines Group, Inc. (d)	3,840	68,966
American Woodmark Corp. (d)	130	8,476
AMETEK, Inc.	1,150	169,096
Applied Industrial Technologies, Inc.	86	8,832
Armstrong World Industries, Inc.	200	23,224
ASGN, Inc. (d)	250	30,850
Astec Industries, Inc.	200	13,854
Atkore, Inc. (d)	190	21,126
Avis Budget Group, Inc. (d)	241	49,976
Axon Enterprise, Inc. (d)	325	51,025
Beacon Roofing Supply, Inc. (d)	500	28,675
Boise Cascade Co.	57	4,058
Booz Allen Hamilton Holding Corp.	457	38,749
Brady Corp. - Class A	145	7,815
Builders FirstSource, Inc. (d)	1,004	86,053
BWX Technologies, Inc.	292	13,981
CACI International, Inc. - Class A (d)	84	22,614
Canadian Pacific Railway Ltd.	1,497	107,679
Carlisle Cos, Inc.	293	72,699
Carrier Global Corp.	4,158	225,530
Casella Waste Systems, Inc. (d)	100	8,542
Caterpillar, Inc.	2,883	596,031
CH Robinson Worldwide, Inc.	740	79,646
ChargePoint Holdings, Inc. (d)(e)	1,053	20,060
Chart Industries, Inc. (d)	173	27,592
Cintas Corp.	521	230,892
Clean Harbors, Inc. (d)	154	15,365
Colfax Corp. (d)	585	26,892
Comfort Systems USA, Inc.	110	10,883
Copart, Inc. (d)	1,314	199,229
CoreCivic, Inc. (d)	799	7,966
CoStar Group, Inc. (d)	2,150	169,914
Covenant Logistics Group, Inc. (d)	100	2,643
Crane Co.	325	33,062
CSX Corp.	11,317	425,519
Cummins, Inc.	769	167,750
Curtiss-Wright Corp.	300	41,601
Deere & Co.	1,618	554,796
Delta Air Lines, Inc. (d)	3,390	132,481
Deluxe Corp.	200	6,422
Donaldson Co., Inc.	545	32,297
Dover Corp.	761	138,198
Dun & Bradstreet Holdings, Inc. (d)	770	15,777
DXP Enterprises, Inc. (d)	100	2,567
Dycom Industries, Inc. (d)	11	1,031
Eaton Corp. PLC	2,264	391,264
EMCOR Group, Inc.	230	29,300
Emerson Electric Co.	3,086	286,905
Encore Wire Corp.	654	93,587
Energy Recovery, Inc. (d)	500	10,745
Enerpac Tool Group Corp.	290	5,881
EnerSys	375	29,648
Ennis, Inc.	50	977
Equifax, Inc.	645	188,850
ESCO Technologies, Inc.	200	17,998
Evoqua Water Technologies Corp. (d)	900	42,075
Expeditors International of Washington, Inc.	834	111,998
Exponent, Inc.	310	36,186
Fastenal Co.	3,150	201,789
Federal Signal Corp.	475	20,587
FedEx Corp.	1,357	350,974
Flowserve Corp.	815	24,939
Fluor Corp. (d)	1,086	26,900
Fortive Corp.	1,993	152,046
Fortune Brands Home & Security, Inc.	640	68,416
Franklin Electric Co., Inc.	275	26,004
FTI Co.nsulting, Inc. (d)	80	12,274
FuelCell Energy, Inc. (d)(e)	3,080	16,016
GATX Corp.	45	4,689
Generac Holdings, Inc. (d)	377	132,674
General Dynamics Corp.	1,387	289,148
General Electric Co.	5,528	522,230
Global Industrial Co.	10	409
Graco, Inc.	1,039	83,764
GrafTech International Ltd.	1,920	22,714
Griffon Corp.	260	7,405
GXO Logistics, Inc. (d)	395	35,878
H&E Equipment Services, Inc.	325	14,388
Hawaiian Holdings, Inc. (d)	325	5,970
Healthcare Services Group, Inc.	375	6,671
HEICO Corp.	251	36,199
HEICO Corp. - Class A	472	60,661
Helios Technologies, Inc.	781	82,138
Herc Holdings, Inc.	143	22,387
Hexcel Corp. (d)	320	16,576
Hillenbrand, Inc.	325	16,897
HNI Corp.	100	4,205
Honeywell International, Inc.	3,722	776,074
Howmet Aerospace, Inc.	2,411	76,742
Hub Group, Inc. - Class A (d)	50	4,212
Hubbell, Inc.	318	66,230
Huntington Ingalls Industries, Inc.	249	46,498
Huron Co.nsulting Group, Inc. (d)	200	9,980
IAA, Inc. (d)	518	26,221
IDEX Corp.	437	103,272
IES Holdings, Inc. (d)	60	3,038
Illinois Tool Works, Inc.	1,583	390,684
Ingersoll Rand, Inc.	1,810	111,985
Insperity, Inc.	67	7,913
ITT, Inc.	280	28,613
Jacobs Engineering Group, Inc.	650	90,500
JB Hunt Transport Services, Inc.	419	85,644
JELD-WEN Holding, Inc. (d)	30	791
JetBlue Airways Corp. (d)	1,750	24,920
John Bean Technologies Corp.	151	23,188
Johnson Co.ntrols International plc	4,150	337,437
Kadant, Inc.	96	22,126
KAR Auction Services, Inc. (d)	975	15,230
KBR, Inc.	925	44,049
Kennametal, Inc.	475	17,057
Kforce, Inc.	150	11,283
Kirby Corp. (d)	300	17,826
Knight-Swift Transportation Holdings, Inc.	638	38,880
Korn Ferry	225	17,039
Kratos Defense & Security Solutions, Inc. (d)	1,020	19,788
L3Harris Technologies, Inc.	1,140	243,094
Landstar System, Inc.	140	25,063
Leidos Holdings, Inc.	672	59,741
Lennox International, Inc.	167	54,168
Lincoln Electric Holdings, Inc.	332	46,304
Lockheed Martin Corp.	1,501	533,470
Lyft, Inc. (d)	300	12,819
ManpowerGroup, Inc.	480	46,718
Masco Corp.	1,227	86,160
MasTec, Inc. (d)	180	16,610
Matson, Inc.	175	15,755
Matthews International Corp. - Class A	100	3,667
Maxar Technologies, Inc.	690	20,376
Mercury Systems, Inc. (d)	400	22,024
Meritor, Inc. (d)	550	13,629
Microvast Holdings, Inc. (d)(e)	2,372	13,426
MillerKnoll, Inc.	460	18,027
MSA Safety, Inc.	228	34,419
MSC Industrial Direct Co., Inc.	245	20,595
Mueller Industries, Inc.	300	17,808
Mueller Water Products, Inc.	55	792
Nikola Corp. (d)	3,543	34,969
Nordson Corp.	282	71,986
Norfolk Southern Corp.	1,344	400,122
Northrop Grumman Corp.	859	332,493
NOW, Inc. (d)	649	5,542
nVent Electric PLC	1,020	38,760
Old Dominion Freight Line, Inc.	538	192,808
Oshkosh Corp.	350	39,449
Otis Worldwide Corp.	2,434	211,928
Owens Co.rning	530	47,965
PACCAR, Inc.	1,915	169,018
Parker-Hannifin Corp.	747	237,636
Parsons Corp. (d)	720	24,228
Plug Power, Inc. (d)	2,467	69,643
Primoris Services Corp.	515	12,350
Proto Labs, Inc. (d)	130	6,676
Quanta Services, Inc.	846	97,002
Raytheon Technologies Corp.	8,347	718,343
RBC Bearings, Inc. (d)	145	29,286
Regal Rexnord Corp.	432	73,518
Republic Services, Inc.	2,044	285,036
Resideo Technologies, Inc. (d)	758	19,731
Resources Co.nnection, Inc.	200	3,568
Robert Half International, Inc.	610	68,027
Rockwell Automation, Inc.	640	223,264
Rollins, Inc.	1,380	47,210
Roper Technologies, Inc.	533	262,161
Rush Enterprises, Inc. - Class A	112	6,232
Ryder System, Inc.	405	33,384
Saia, Inc. (d)	110	37,073
Science Applications International Corp.	340	28,421
Shoals Technologies Group, Inc. (d)	700	17,010
Simpson Manufacturing Co., Inc.	923	128,362
SiteOne Landscape Supply, Inc. (d)	230	55,724
SkyWest, Inc. (d)	375	14,738
Snap-on, Inc.	250	53,845
Southwest Airlines Co. (d)	2,944	126,121
Spirit AeroSystems Holdings, Inc. - Class A	700	30,163
Spirit Airlines, Inc. (d)	1,030	22,506
SPX Corp. (d)	312	18,620
SPX FLOW, Inc.	312	26,982
Standex International Corp.	50	5,533
Stanley Black & Decker, Inc.	820	154,668
Stericycle, Inc. (d)	575	34,293
Sunrun, Inc. (d)	1,120	38,416
Terex Corp.	255	11,207
Tetra Tech, Inc.	238	40,412
Textron, Inc.	925	71,410
The Boeing Co. (d)	3,278	659,927
The Brink's Co.	105	6,885
The Gorman-Rupp Co.	182	8,108
The Greenbrier Cos., Inc.	200	9,178
The Manitowoc Co., Inc. (d)	268	4,982
The Middleby Corp. (d)	228	44,861
The Shyft Group, Inc.	75	3,685
The Timken Co.	375	25,984
The Toro Co.	634	63,343
TransDigm Group, Inc. (d)	258	164,160
TransUnion	1,010	119,766
Trex Co., Inc. (d)	600	81,018
TriNet Group, Inc. (d)	200	19,052
Trinity Industries, Inc.	151	4,560
Triumph Group, Inc. (d)	196	3,632
TrueBlue, Inc. (d)	300	8,301
Tutor Perini Corp. (d)	200	2,474
Uber Technologies, Inc. (d)	10,371	434,856
UFP Industries, Inc.	399	36,712
UniFirst Corp.	86	18,094
Union Pacific Corp.	3,517	886,038
United Airlines Holdings, Inc. (d)	2,001	87,604
United Parcel Service, Inc. - Class B	3,790	812,349
United Rentals, Inc. (d)	380	126,270
Univar Solutions, Inc. (d)	575	16,301
Upwork, Inc. (d)	512	17,490
US Ecology, Inc. (d)	200	6,388
Valmont Industries, Inc.	159	39,830
Verisk Analytics, Inc.	914	209,059
Veritiv Corp. (d)	97	11,889
Viad Corp. (d)	100	4,279
Vicor Corp. (d)	40	5,079
Wabash National Corp.	50	976
Waste Management, Inc.	2,349	392,048
Watsco, Inc.	114	35,668
Watts Water Technologies, Inc. - Class A	120	23,300
Welbilt, Inc. (d)	1,075	25,553
Werner Enterprises, Inc.	250	11,915
WESCO International, Inc. (d)	322	42,372
Westinghouse Air Brake Technologies Corp.	1,126	103,716
WillScot Mobile Mini Holdings Corp. (d)	976	39,860
Woodward, Inc.	250	27,365
WW Grainger, Inc.	264	136,815
XPO Logistics, Inc. (d)	535	41,425
Xylem, Inc.	953	114,284
Zurn Water Solutions Corp.	730	26,572
		21,921,980
Information Technology - 27.2%
3D Systems Corp. (d)	848	18,266
8x8, Inc. (d)	230	3,855
ACI Worldwide, Inc. (d)	560	19,432
Adobe, Inc. (d)	2,661	1,508,947
Advanced Energy Industries, Inc.	300	27,318
Advanced Micro Devices, Inc. (d)	6,755	972,044
Affirm Holdings, Inc. (d)	630	63,353
Akamai Technologies, Inc. (d)	894	104,634
Alarm.com Holdings, Inc. (d)	170	14,418
Alliance Data Systems Corp.	150	9,985
Alteryx, Inc. - Class A (d)	40	2,420
Ambarella, Inc. (d)	450	91,301
Amkor Technology, Inc.	1,050	26,029
Amphenol Corp. - Class A	2,921	255,471
Analog Devices, Inc.	2,989	525,377
Anaplan, Inc. (d)	720	33,012
ANSYS, Inc. (d)	458	183,713
Appfolio, Inc. - Class A (d)	110	13,317
Apple, Inc.	91,962	16,329,692
Applied Materials, Inc.	5,074	798,445
AppLovin Corp. - Class A (d)	1,863	175,606
Arista Networks, Inc. (d)	1,400	201,250
Arrow Electronics, Inc. (d)	400	53,708
Asana, Inc. - Class A (d)	201	14,985
Aspen Technology, Inc. (d)	325	49,465
Autodesk, Inc. (d)	1,201	337,709
Automatic Data Processing, Inc.	2,378	586,367
Avalara, Inc. (d)	480	61,973
Avnet, Inc.	249	10,266
Azenta, Inc.	446	45,987
Badger Meter, Inc.	43	4,582
Belden, Inc.	100	6,573
Benchmark Electronics, Inc.	325	8,807
Bill.com Holdings, Inc. (d)	425	105,889
Black Knight, Inc. (d)	585	48,491
Blackbaud, Inc. (d)	200	15,796
Blackline, Inc. (d)	240	24,850
Block, Inc. (d)	1,265	204,310
Bottomline Technologies DE, Inc. (d)	375	21,176
Box, Inc. - Class A (d)	1,190	31,166
Broadcom, Inc.	1,806	1,201,730
Broadridge Financial Solutions, Inc.	625	114,262
Cadence Design Systems, Inc. (d)	1,492	278,034
Calix, Inc. (d)	175	13,995
CDK Global, Inc.	520	21,705
CDW Corp.	718	147,032
Cerence, Inc. (d)	271	20,769
Ceridian HCM Holding, Inc. (d)	367	38,337
Ciena Corp. (d)	997	76,739
Cirrus Logic, Inc. (d)	140	12,883
Cisco Systems, Inc.	23,431	1,484,822
Citrix Systems, Inc.	668	63,186
Cloudflare, Inc. - Class A (d)	210	27,615
CMC Materials, Inc.	140	26,837
Cognex Corp.	1,101	85,614
Cognizant Technology Solutions Corp.	2,800	248,416
Coherent, Inc. (d)	105	27,987
CommScope Holding Co., Inc. (d)	1,150	12,696
CommVault Systems, Inc. (d)	375	25,845
Comtech Telecommunications Corp.	100	2,369
Concentrix Corp.	229	40,904
Consensus Cloud Solutions, Inc. (d)	108	6,250
Corning, Inc.	4,399	163,775
Coupa Software, Inc. (d)	340	53,737
Crowdstrike Holdings, Inc. (d)	170	34,808
CSG Systems International, Inc.	78	4,494
CTS Corp.	100	3,672
Datadog, Inc. - Class A (d)	200	35,622
Dell Technologies, Inc. (d)	1,300	73,021
DigitalOcean Holdings, Inc. (d)	301	24,179
Diodes, Inc. (d)	300	32,943
DocuSign, Inc. (d)	1,040	158,402
Dolby Laboratories, Inc. - Class A	300	28,566
Duck Creek Technologies, Inc. (d)	500	15,055
DXC Technology Co. (d)	1,118	35,988
Dynatrace, Inc. (d)	1,180	71,213
Ebix, Inc.	31	942
eGain Corp. (d)	150	1,497
Enphase Energy, Inc. (d)	717	131,168
Entegris, Inc.	681	94,373
Envestnet, Inc. (d)(e)	375	29,753
EPAM Systems, Inc. (d)	291	194,519
Euronet Worldwide, Inc. (d)	349	41,590
Everbridge, Inc. (d)	190	12,793
ExlService Holdings, Inc. (d)	101	14,622
F5, Inc. (d)	313	76,594
Fair Isaac Corp. (d)	146	63,316
Fidelity National Information Services, Inc.	3,526	384,863
First Solar, Inc. (d)	522	45,498
Fiserv, Inc. (d)	3,252	337,525
Five9, Inc. (d)	400	54,928
FleetCor Technologies, Inc. (d)	438	98,042
FormFactor, Inc. (d)	480	21,946
Fortinet, Inc. (d)	735	264,159
Gartner, Inc. (d)	451	150,778
Genpact Ltd.	605	32,113
Global Payments, Inc.	1,543	208,583
GLOBALFOUNDRIES, Inc. (d)	1,134	73,676
GoDaddy, Inc. - Class A (d)	350	29,701
Guidewire Software, Inc. (d)	490	55,630
Hewlett Packard Enterprise Co.	6,477	102,142
HP, Inc.	6,395	240,900
HubSpot, Inc. (d)	230	151,605
II-VI, Inc. (d)	541	36,967
Infinera Corp. (d)	600	5,754
Insight Enterprises, Inc. (d)	200	21,320
Intel Corp.	22,697	1,168,896
InterDigital, Inc.	246	17,621
International Business Machines Corp.	4,810	642,905
Intuit, Inc.	1,492	959,684
IonQ, Inc. (d)(e)	1,416	23,647
IPG Photonics Corp. (d)	281	48,371
Itron, Inc. (d)	200	13,704
Jabil, Inc.	555	39,044
Jack Henry & Associates, Inc.	376	62,788
JFrog Ltd. (d)	480	14,256
Juniper Networks, Inc.	1,450	51,780
Keysight Technologies, Inc. (d)	1,048	216,422
KLA Corp.	756	325,163
Knowles Corp. (d)	458	10,694
Kulicke & Soffa Industries, Inc.	125	7,568
Kyndryl Holdings, Inc. (d)	1,003	18,154
Lam Research Corp.	781	561,656
Lattice Semiconductor Corp. (d)	530	40,842
Littelfuse, Inc.	118	37,132
LivePerson, Inc. (d)	130	4,644
LiveRamp Holdings, Inc. (d)	175	8,391
Lumentum Holdings, Inc. (d)	424	44,846
MACOM Technology Solutions Holdings, Inc. (d)	133	10,414
Mandiant, Inc. (d)	1,760	30,870
Manhattan Associates, Inc. (d)	350	54,422
Marvell Technology, Inc.	3,849	336,749
Mastercard, Inc.	4,895	1,758,871
Matterport, Inc. (d)(e)	1,197	24,706
Maximus, Inc.	425	33,860
MaxLinear, Inc. (d)	475	35,810
Methode Electronics, Inc.	100	4,917
Microchip Technology, Inc.	2,788	242,723
Micron Technology, Inc.	6,128	570,823
Microsoft Corp.	40,545	13,636,094
MicroStrategy, Inc. - Class A (d)(e)	60	32,669
Mitek Systems, Inc. (d)	420	7,455
MKS Instruments, Inc.	300	52,251
Momentive Global, Inc. (d)	1,170	24,746
Monolithic Power Systems, Inc.	270	133,199
Motorola Solutions, Inc.	920	249,964
National Instruments Corp.	812	35,460
nCino, Inc. (d)	330	18,104
NCR Corp. (d)	935	37,587
NetApp, Inc.	955	87,850
NETGEAR, Inc. (d)	50	1,461
NetScout Systems, Inc. (d)	700	23,156
New Relic, Inc. (d)	230	25,291
NortonLifeLock, Inc.	2,463	63,989
Novanta, Inc. (d)	220	38,793
Nuance Communications, Inc. (d)	1,595	88,235
Nutanix, Inc. (d)	470	14,974
NVIDIA Corp.	13,551	3,985,485
Okta, Inc. (d)	260	58,284
ON Semiconductor Corp. (d)	2,186	148,473
Onto Innovation, Inc. (d)	350	35,431
Oracle Corp.	9,773	852,303
OSI Systems, Inc. (d)	100	9,320
PagerDuty, Inc. (d)	620	21,545
Palantir Technologies, Inc. (d)	1,660	30,229
Palo Alto Networks, Inc. (d)	509	283,391
PAR Technology Corp. (d)	100	5,277
Paychex, Inc.	1,788	244,062
Paycom Software, Inc. (d)	310	128,709
Paylocity Holding Corp. (d)	150	35,424
Payoneer Global, Inc. (d)	2,683	19,720
PayPal Holdings, Inc. (d)	6,433	1,213,135
Pegasystems, Inc.	300	33,546
Perficient, Inc. (d)	167	21,591
Plantronics, Inc. (d)	300	8,802
Plexus Corp. (d)	26	2,493
Power Integrations, Inc.	280	26,009
Progress Software Corp.	200	9,654
PROS Holdings, Inc. (d)	300	10,347
PTC, Inc. (d)	663	80,322
Pure Storage, Inc. - Class A (d)	187	6,087
Q2 Holdings, Inc. (d)	240	19,066
Qorvo, Inc. (d)	550	86,015
QUALCOMM, Inc.	6,232	1,139,646
Qualtrics International, Inc. - Class A (d)	532	18,833
Qualys, Inc. (d)	93	12,761
Rambus, Inc. (d)	500	14,695
Rapid7, Inc. (d)	230	27,069
RingCentral, Inc. - Class A (d)	260	48,711
Riot Blockchain, Inc. (d)(e)	2,779	62,055
Rogers Corp. (d)	57	15,561
Sabre Corp. (d)	1,400	12,026
Sailpoint Technologies Holdings, Inc. (d)	630	30,454
salesforce.com, Inc. (d)	5,345	1,358,325
Sanmina Corp. (d)	333	13,806
Semtech Corp. (d)	300	26,679
SentinelOne, Inc. - Class A (d)(e)	375	18,934
ServiceNow, Inc. (d)	1,061	688,706
Silicon Laboratories, Inc. (d)	160	33,027
SiTime Corp. (d)	107	31,302
Skyworks Solutions, Inc.	959	148,779
Snowflake, Inc. - Class A (d)	170	57,588
Splunk, Inc. (d)	878	101,602
SPS Commerce, Inc. (d)	200	28,470
Squarespace, Inc. - Class A (d)	680	20,060
SS&C Technologies Holdings, Inc.	1,325	108,624
Sumo Logic, Inc. (d)	1,120	15,187
SunPower Corp. (d)(e)	450	9,392
Synaptics, Inc. (d)	153	44,295
Synopsys, Inc. (d)	847	312,120
TD SYNNEX Corp.	863	98,693
Teledyne Technologies, Inc. (d)	223	97,426
Tenable Holdings, Inc. (d)	490	26,984
Teradata Corp. (d)	534	22,679
Teradyne, Inc.	865	141,453
Texas Instruments, Inc.	5,151	970,809
The Trade Desk, Inc. - Class A (d)	1,800	164,952
The Western Union Co.	1,694	30,221
Trimble, Inc. (d)	1,394	121,543
TTM Technologies, Inc. (d)	488	7,271
Twilio, Inc. (d)	450	118,503
Tyler Technologies, Inc. (d)	200	107,590
Ultra Clean Holdings, Inc. (d)	410	23,518
Unisys Corp. (d)	427	8,783
Unity Software, Inc. (d)	620	88,654
Universal Display Corp.	270	44,558
Varonis Systems, Inc. (d)	450	21,951
Veeco Instruments, Inc. (d)	400	11,388
Verint Systems, Inc. (d)	375	19,691
VeriSign, Inc. (d)	576	146,200
Verra Mobility Corp. (d)	1,420	21,911
Viasat, Inc. (d)	350	15,589
Viavi Solutions, Inc. (d)	1,328	23,399
Visa, Inc. - Class A	9,758	2,114,656
Vishay Intertechnology, Inc.	806	17,627
Vishay Precision Group, Inc. (d)	129	4,788
VMware, Inc. - Class A	996	115,416
Vonage Holdings Corp. (d)	1,425	29,626
Vontier Corp.	610	18,745
Western Digital Corp. (d)	1,588	103,553
WEX, Inc. (d)	214	30,043
Wolfspeed, Inc. (d)	445	49,738
Workday, Inc. - Class A (d)	545	148,883
Workiva, Inc. (d)	210	27,403
Xerox Holdings Corp.	828	18,746
Xilinx, Inc.	1,385	293,662
Xperi Holding Corp.	799	15,109
Zebra Technologies Corp. - Class A (d)	273	162,490
Zendesk, Inc. (d)	700	73,003
Zoom Video Communications, Inc. (d)	170	31,265
Zscaler, Inc. (d)	510	163,878
		70,220,259
Materials - 2.3%
Air Products and Chemicals, Inc.	1,188	361,461
Albemarle Corp.	735	171,821
Alcoa Corp.	1,163	69,291
Amyris, Inc. (d)(e)	2,120	11,469
AptarGroup, Inc.	286	35,029
Arconic Corp. (d)	785	25,913
Ashland Global Holdings, Inc.	225	24,223
Avery Dennison Corp.	440	95,291
Avient Corp.	483	27,024
Axalta Co.ating Systems Ltd. (d)	675	22,356
Balchem Corp.	201	33,889
Ball Corp.	1,710	164,622
Berry Global Group, Inc. (d)	540	39,841
Cabot Corp.	400	22,480
Carpenter Technology Corp.	200	5,838
Celanese Corp.	645	108,399
CF Industries Holdings, Inc.	980	69,364
Clearwater Paper Corp. - Class A (d)	130	4,767
Cleveland-Cliffs, Inc. (d)	1,930	42,016
Commercial Metals Co.	775	28,125
Compass Minerals International, Inc.	100	5,108
Corteva, Inc.	4,263	201,555
Crown Holdings, Inc.	739	81,748
Dow, Inc.	4,103	232,722
DuPont de Nemours, Inc.	2,781	224,649
Eagle Materials, Inc.	153	25,468
Eastman Chemical Co.	620	74,964
Ecolab, Inc.	1,474	345,786
Ferro Corp. (d)	575	12,552
Ferroglobe Representation & Warranty Insurance Trust (b)(c)(d)	500	–
FMC Corp.	665	73,077
Freeport-McMoRan, Inc.	8,089	337,554
Glatfelter Corp.	325	5,590
Graphic Packaging Holding Co.	1,325	25,837
Hawkins, Inc.	7	276
HB Fuller Co.	150	12,150
Hecla Mining Co.	4,180	21,820
Huntsman Corp.	1,575	54,936
Ingevity Corp. (d)	93	6,668
International Flavors & Fragrances, Inc.	1,321	199,009
International Paper Co.	1,717	80,665
Kaiser Aluminum Corp.	118	11,085
Livent Corp. (d)	818	19,943
Louisiana-Pacific Corp.	422	33,064
Martin Marietta Materials, Inc.	297	130,834
Minerals Technologies, Inc.	250	18,287
MP Materials Corp. (d)(e)	2,790	126,722
Myers Industries, Inc.	200	4,002
Neenah, Inc.	120	5,554
NewMarket Corp.	2	685
Newmont Corp.	4,248	263,461
Nucor Corp.	1,425	162,664
Olin Corp.	542	31,176
Packaging Corp. of America	395	53,779
PPG Industries, Inc.	1,339	230,897
Quaker Chemical Corp.	100	23,078
Reliance Steel & Aluminum Co.	419	67,970
Royal Gold, Inc.	341	35,877
RPM International, Inc.	710	71,710
Sealed Air Corp.	680	45,880
Sensient Technologies Corp.	69	6,904
Silgan Holdings, Inc.	400	17,136
Sonoco Products Co.	328	18,988
Southern Co.pper Corp.	537	33,138
Steel Dynamics, Inc.	1,242	77,091
Stepan Co.	148	18,395
Summit Materials, Inc. - Class A (d)	571	22,920
Sylvamo Corp. (d)	156	4,351
The Chemours Co.	419	14,062
The Mosaic Co.	1,915	75,240
The Scotts Miracle-Gro Co.	266	42,826
The Sherwin-Williams Co.	1,479	520,845
TimkenSteel Corp. (d)	400	6,600
United States Steel Corp.	1,480	35,239
Valvoline, Inc.	1,192	44,450
Vulcan Materials Co.	725	150,495
Westlake Chemical Corp.	212	20,592
Westrock Co.	1,534	68,048
Worthington Industries, Inc.	225	12,298
		5,911,639
Real Estate - 3.8%
Acadia Realty Trust	676	14,757
Agree Realty Corp.	300	21,408
Alexander & Baldwin, Inc.	213	5,344
Alexandria Real Estate Equities, Inc.	801	178,591
American Assets Trust, Inc.	425	15,950
American Campus Communities, Inc.	982	56,259
American Homes 4 Rent	1,700	74,137
American Tower Corp.	2,558	748,215
Americold Realty Trust	1,340	43,939
Apartment Investment and Management Co. (d)	826	6,377
Apartment, Income REIT Corp.	826	45,157
Apple Hospitality REIT, Inc.	1,975	31,896
AvalonBay Communities, Inc.	778	196,515
Boston Properties, Inc.	923	106,311
Brandywine Realty Trust	1,413	18,962
Brixmor Property Group, Inc.	1,206	30,644
Camden Property Trust	565	100,954
CareTrust REIT, Inc.	403	9,200
CBRE Group, Inc. (d)	1,898	205,952
Chatham Lodging Trust (d)	425	5,831
Corporate Office Properties Trust	850	23,774
Cousins Properties, Inc.	839	33,795
Crown Castle International Corp.	2,385	497,845
CubeSmart	952	54,178
CyrusOne, Inc.	725	65,047
DiamondRock Hospitality Co. (d)	1,727	16,596
Digital Realty Trust, Inc.	1,631	288,475
DigitalBridge Group, Inc. (d)	1,274	10,612
Douglas Elliman, Inc. (d)	469	5,393
Douglas Emmett, Inc.	1,300	43,550
Duke Realty Corp.	2,206	144,802
EastGroup Properties, Inc.	262	59,697
EPR Properties	422	20,041
Equinix, Inc.	509	430,533
Equity Commonwealth (d)	359	9,298
Equity LifeStyle Properties, Inc.	1,178	103,263
Equity Residential	2,084	188,602
Essential Properties Realty Trust, Inc.	830	23,929
Essex Property Trust, Inc.	382	134,552
eXp World Holdings, Inc.	540	18,193
Extra Space Storage, Inc.	809	183,425
Federal Realty Investment Trust	414	56,436
First Industrial Realty Trust, Inc.	565	37,403
Franklin Street Properties Corp.	950	5,652
Gaming and Leisure Properties, Inc.	1,154	56,154
Getty Realty Corp.	402	12,900
Global Net Lease, Inc.	1,160	17,725
Healthcare Realty Trust, Inc.	875	27,685
Healthcare Trust of America, Inc. - Class A	1,025	34,225
Healthpeak Properties, Inc.	3,055	110,255
Highwoods Properties, Inc.	800	35,672
Host Hotels & Resorts, Inc. (d)	4,834	84,063
Hudson Pacific Properties, Inc.	815	20,139
Independence Realty Trust, Inc.	3,029	78,239
Industrial Logistics Properties Trust	175	4,384
Innovative Industrial Properties, Inc.	150	39,437
Invitation Homes, Inc.	3,381	153,295
Iron Mountain, Inc.	1,544	80,798
JBG SMITH Properties	764	21,934
Jones Lang LaSalle, Inc. (d)	296	79,725
Kennedy-Wilson Holdings, Inc.	925	22,089
Kilroy Realty Corp.	620	41,205
Kimco Realty Corp.	3,361	82,849
Kite Realty Group Trust	787	17,141
Lamar Advertising Co.	400	48,520
Life Storage, Inc.	492	75,365
LXP Industrial Trust	1,125	17,573
Medical Properties Trust, Inc.	3,590	84,832
Mid-America Apartment Co.mmunities, Inc.	689	158,084
National Health Investors, Inc.	325	18,678
National Retail Properties, Inc.	860	41,340
National Storage Affiliates Trust	580	40,136
Newmark Group, Inc. - Class A	765	14,306
Office Properties, Income Trust	228	5,664
Omega Healthcare Investors, Inc.	1,749	51,753
Opendoor Technologies, Inc. (d)	2,468	36,057
Orion Office REIT, Inc. (d)	291	5,433
Outfront Media, Inc.	1,026	27,517
Paramount Group, Inc.	1,800	15,012
Park Hotels & Resorts, Inc. (d)	1,629	30,756
Pebblebrook Hotel Trust	1,188	26,576
Physicians Realty Trust	900	16,947
Piedmont Office Realty Trust, Inc. - Class A	331	6,084
PotlatchDeltic Corp.	298	17,946
Prologis, Inc.	4,359	733,881
PS Business Parks, Inc.	185	34,071
Public Storage	889	332,984
Rayonier, Inc.	826	33,337
Realty, Income Corp.	2,910	208,327
Redfin Corp. (d)	630	24,186
Regency Centers Corp.	829	62,465
Retail Opportunity Investments Corp.	725	14,210
Retail Value, Inc.	158	1,014
Rexford Industrial Realty, Inc.	860	69,755
RLJ Lodging Trust	1,430	19,920
Ryman Hospitality Properties, Inc. (d)	210	19,312
Sabra Health Care REIT, Inc.	1,436	19,443
SBA Communications Corp.	623	242,359
Service Properties Trust	1,325	11,647
Simon Property Group, Inc.	1,739	277,840
SITE Centers Corp.	1,545	24,457
SL Green Realty Corp.	518	37,141
Spirit MTA REIT (b)(c)(d)	300	80
Spirit Realty Capital, Inc.	600	28,914
STAG Industrial, Inc.	1,140	54,674
STORE Capital Corp.	1,295	44,548
Summit Hotel Properties, Inc. (d)	975	9,516
Sun Communities, Inc.	640	134,381
Sunstone Hotel Investors, Inc. (d)	2,033	23,847
Tejon Ranch Co. (d)	50	954
Terreno Realty Corp.	255	21,749
The Howard Hughes Corp. (d)	321	32,671
The Macerich Co.	723	12,493
UDR, Inc.	1,888	113,261
Uniti Group, Inc.	1,228	17,204
Urban Edge Properties	811	15,409
Ventas, Inc.	2,258	115,429
Veris Residential, Inc. (d)	725	13,326
VICI Properties, Inc.	4,040	121,644
Vornado Realty Trust	1,148	48,055
Washington Real Estate Investment Trust	957	24,738
Welltower, Inc.	2,430	208,421
Weyerhaeuser Co.	4,137	170,362
WP Carey, Inc.	1,175	96,409
Xenia Hotels & Resorts, Inc. (d)	900	16,299
Zillow Group, Inc. (d)	352	21,901
Zillow Group, Inc. (d)	1,001	63,914
		9,706,531
Utilities - 2.4%
ALLETE, Inc.	425	28,199
Alliant Energy Corp.	1,225	75,301
Ameren Corp.	1,285	114,378
American Electric Power Co., Inc.	2,852	253,742
American States Water Co.	220	22,757
American Water Works Co., Inc.	1,040	196,414
Atmos Energy Corp.	829	86,854
Avangrid, Inc.	530	26,436
Avista Corp.	157	6,671
Black Hills Corp.	420	29,639
California Water Service Group	415	29,822
CenterPoint Energy, Inc.	2,703	75,441
Clearway Energy, Inc. - Class C	763	27,491
CMS Energy Corp.	1,520	98,876
Consolidated Edison, Inc.	2,075	177,039
Dominion Energy, Inc.	4,607	361,926
DTE Energy Co.	814	97,306
Duke Energy Corp.	4,149	435,230
Edison International	2,059	140,527
Entergy Corp.	1,120	126,168
Essential Utilities, Inc.	1,206	64,750
Evergy, Inc.	1,289	88,438
Eversource Energy	1,802	163,946
Exelon Corp.	5,023	290,128
FirstEnergy Corp.	2,716	112,958
Hawaiian Electric Industries, Inc.	820	34,030
IDACORP, Inc.	313	35,466
MDU Resources Group, Inc.	1,115	34,387
MGE Energy, Inc.	150	12,338
National Fuel Gas Co.	530	33,888
New Jersey Resources Corp.	440	18,066
NextEra Energy, Inc.	10,890	1,016,690
NiSource, Inc.	2,199	60,714
Northwest Natural Holding Co.	300	14,634
NorthWestern Corp.	330	18,863
NRG Energy, Inc.	1,512	65,137
OGE Energy Corp.	1,175	45,097
ONE Gas, Inc.	287	22,268
Ormat Technologies, Inc.	105	8,327
Otter Tail Corp.	350	24,997
PG&E Corp. (d)	8,103	98,370
Pinnacle West Capital Corp.	716	50,542
PNM Resources, Inc.	480	21,893
Portland General Electric Co.	500	26,460
PPL Corp.	4,020	120,841
Public Service Enterprise Group, Inc.	2,830	188,846
Sempra Energy	1,447	191,409
SJW Group	180	13,176
South Jersey Industries, Inc.	430	11,232
Southwest Gas Holdings, Inc.	325	22,766
Spire, Inc.	350	22,827
Sunnova Energy International, Inc. (d)	690	19,265
The AES Corp.	3,150	76,545
The Southern Co.	5,713	391,798
UGI Corp.	1,205	55,322
Vistra Corp.	2,077	47,293
WEC Energy Group, Inc.	1,639	159,098
Xcel Energy, Inc.	2,500	169,250
		6,262,272
Total Common Stocks (Cost $59,308,892)		254,785,097

RIGHT – 0.0% (f)
AMR Corp., Escrow (b)(c)(d)	3,275	–
Total Right (Cost $0)		–

Total Investments at Value - 98.7% (Cost $59,308,892)		254,785,097
Other Assets in Excess of Liabilities - 1.3%		3,408,694
Net Assets - 100.0%		$258,193,791

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Illiquid security. The total value of such securities is $81 as of December 31, 2021, representing 0.0% of net assets.
(c)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $81 as of December 31, 2021, representing 0.0% of net assets.
(d)	Non-income producing security.
(e)	This security or a partial position of this security is on loan at December 31, 2021. The total market value of securities on loan at December 31, 2021, was $1,196,568 (Note 8).
(f)	Represents less than 0.1%.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE INTERNATIONAL EQUITY FUND	December 31, 2021
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 79.6%
Australia - 2.9%
Abacus Property Group (a)	15,591	$43,005
ALS Ltd. (a)	3,071	29,240
ARB Corp. Ltd. (a)	1,871	71,505
ASX Ltd. (a)	1,980	133,875
Atlassian Corp. PLC - Class A (b)	4,080	1,555,663
Aurizon Holdings Ltd. (a)	33,630	85,407
Australia & New Zealand Banking Group Ltd. (a)	1,407	28,169
Aventus Group (a)	25,268	66,210
BGP Holdings Ltd. (b)(c)(d)	4,007	–
BHP Group Ltd. (a)	7,374	223,173
BHP Group PLC (a)	14,308	426,413
Charter Hall Group (a)	5,116	76,759
Charter Hall Long Wale REIT (a)	41,054	150,858
Charter Hall Retail REIT (a)	64,303	199,361
Collins Foods Ltd. (a)	3,661	35,622
Coronado Global Resources, Inc. (a)(b)(e)	47,239	42,676
CSL Ltd. (a)	11,100	2,350,578
Dexus (a)(b)	11,732	94,943
Dicker Data Ltd. (a)	2,361	25,500
Downer EDI Ltd. (a)	6,321	27,423
Elders Ltd. (a)	6,978	62,211
Emeco Holdings Ltd. (a)	66,464	42,594
Evolution Mining Ltd. (a)	7,762	22,968
Goodman Group (a)	6,868	132,623
Grange Resources Ltd. (a)	171,935	94,767
GUD Holdings Ltd. (a)	11,914	98,586
Hansen Technologies Ltd. (a)	7,018	27,317
Healius Ltd. (a)	62,317	239,483
IGO Ltd. (a)	8,237	69,068
Iluka Resources Ltd. (a)	3,897	28,793
Ingenia Communities Group (a)	30,719	139,181
Inghams Group Ltd. (a)	22,985	58,544
JB Hi-Fi Ltd. (a)	889	31,261
Lifestyle Communities Ltd. (a)	2,708	41,061
Magellan Financial Group Ltd. (a)	3	46
Medibank Pvt Ltd. (a)	13,773	33,577
Metcash Ltd. (a)	24,029	78,690
National Australia Bank Ltd. (a)	5,386	113,045
New Hope Corp. Ltd. (a)	71,081	115,499
Nick Scali Ltd. (a)	9,704	108,428
NRW Holdings Ltd. (a)	25,212	32,440
Perseus Mining Ltd. (a)	44,851	52,929
REA Group Ltd. (a)	2,322	283,307
Rio Tinto Ltd. (a)	117	8,548
Rural Funds Group (a)	20,054	46,279
Sandfire Resources Ltd. (a)	11,258	54,085
Seven West Media Ltd. (a)(b)	77,815	36,525
Shopping Centres Australasia Property Group (a)	67,477	145,855
Sonic Healthcare Ltd. (a)	4,421	150,172
Stockland (a)	13,964	43,095
Super Retail Group Ltd. (a)	9,293	84,384
Technology One Ltd. (a)	5,274	48,991
Telstra Corp. Ltd. (a)	14,358	43,673
Waypoint REIT (a)	16,480	33,970
Wesfarmers Ltd. (a)	5,635	243,147
West African Resources Ltd. (a)(b)	119,657	115,155
Westpac Banking Corp. (a)	6,097	94,791
		8,721,468
Austria - 0.2%
Erste Group Bank AG (a)	932	43,812
Oesterreichische Post AG (a)	659	28,324
OMV AG (a)	1,694	96,253
Palfinger AG (a)	656	25,603
Raiffeisen Bank International AG (a)	7	206
Semperit AG Holding (a)	2,609	86,781
Telekom Austria AG (a)	7,219	62,590
Verbund AG (a)	168	18,961
Wienerberger AG (a)	2,869	105,470
		468,000
Belgium - 0.3%
Aedifica SA (a)	368	48,146
Anheuser-Busch InBev SA/NV (a)	8	484
Bekaert SA (a)	2,885	128,588
Intervest Offices & Warehouses NV (a)	1,037	33,300
KBC Group NV (a)	5,896	506,405
Retail Estates NV (a)	271	22,032
Telenet Group Holding NV (a)	3,301	120,487
Tessenderlo Group SA (a)(b)	1,329	50,467
		909,909
Brazil - 0.8%
Ambev SA	649,900	1,801,518
Cia de Saneamento de Minas Gerais-COPASA	17,300	39,570
Cia de Saneamento do Parana	36,400	125,015
Energisa SA	1,700	13,475
Jalles Machado SA	20,200	38,333
Mahle-Metal Leve SA	4,700	26,074
Marfrig Global Foods SA	9,700	38,765
Petroleo Brasileiro SA	11,500	63,198
Portobello SA	15,800	27,345
Vale SA	2,796	39,305
WEG SA	16,800	99,624
YDUQS Participacoes SA	11,600	42,735
		2,354,957
Britain - 6.3%
Airtel Africa PLC (a)(e)	48,655	87,913
Ashtead Group PLC (a)	1,822	146,010
AstraZeneca PLC (a)	5,744	669,319
Aviva PLC (a)	127,719	709,262
Balfour Beatty PLC (a)	10,759	38,063
Barclays PLC (a)	297,613	756,466
Barratt Developments PLC (a)	9,856	99,563
Big Yellow Group PLC (a)	6,298	145,300
BP PLC (a)	46,745	207,955
Bytes Technology Group PLC (a)	3,568	27,358
Central Asia Metals PLC (a)	14,430	50,431
Centrica PLC (a)(b)	72,298	69,848
Clipper Logistics PLC (a)	4,857	47,802
Coca-Cola Europacific Partners PLC	6,820	381,443
Compass Group PLC (a)(b)	3,264	72,710
Computacenter PLC (a)	5,508	217,082
Cranswick PLC (a)	1,481	74,138
Currys PLC (a)	20,354	31,407
CVS Group PLC (a)	1,384	41,952
Diageo PLC (a)	3,697	201,534
Direct Line Insurance Group PLC (a)	7,204	27,157
Drax Group PLC (a)	4,043	33,142
Dunelm Group PLC (a)	3,379	63,051
EMIS Group PLC (a)	3,868	70,990
Firstgroup PLC (a)(b)	41,774	57,945
Forterra PLC (a)(e)	9,668	36,092
Future PLC (a)	2,374	122,930
Greggs PLC (a)	3,365	151,503
Gulf Keystone Petroleum Ltd. (a)	37,277	90,553
Halfords Group PLC (a)	20,372	95,299
Hargreaves Lansdown PLC (a)	340	6,239
Howden Joinery Group PLC (a)	15,346	186,739
HSBC Holdings PLC (a)	274,135	1,658,814
IMI PLC (a)	11,972	280,596
Indivior PLC (a)(b)	11,188	38,852
InterContinental Hotels Group PLC (a)(b)	1,522	97,966
ITV PLC (a)(b)	107,608	160,495
J Sainsbury PLC (a)	367,224	1,369,175
John Wood Group PLC (a)(b)	501,015	1,295,404
Jubilee Metals Group PLC (b)	103,499	22,765
Kainos Group PLC (a)	5,617	145,916
Keller Group PLC (a)	2,436	32,468
Liontrust Asset Management PLC (a)	3,252	96,846
Lloyds Banking Group PLC (a)	457,300	294,812
M&G PLC (a)	12,454	33,620
Man Group PLC/Jersey (a)	49,357	151,882
NatWest Group PLC (a)	234,276	713,860
Ninety One PLC (a)	23,025	86,267
OSB Group PLC (a)	4,432	33,192
Pagegroup PLC (a)	3,508	30,105
Pan African Resources PLC (a)	137,529	31,043
Paragon Banking Group PLC (a)	3,545	27,116
PayPoint PLC (a)	4,360	39,233
Persimmon PLC (a)	1,005	38,762
Pets at Home Group Plc (a)	9,950	62,569
Premier Foods PLC (a)	15,926	24,113
Prudential PLC (a)	4,772	82,288
QinetiQ Group PLC (a)	5,461	19,656
Reckitt Benckiser Group PLC (a)	8,606	738,286
Redde Northgate PLC (a)	10,651	62,795
Redrow PLC (a)	2,629	24,891
Renewi PLC (a)(b)	6,254	63,973
Renishaw PLC (a)	388	25,095
Rio Tinto PLC (a)	3,561	234,780
Royal Mail PLC (a)	24,146	165,636
RWS Holdings PLC (a)	3,330	29,262
Safestore Holdings PLC (a)	18,037	343,629
Savills PLC (a)	3,678	70,018
Serco Group PLC (a)	76,987	140,404
Serica Energy PLC (a)	11,293	36,836
Spirent Communications PLC (a)	6,140	22,991
Stagecoach Group PLC (a)(b)	75,310	91,510
Standard Chartered PLC (a)	156,135	943,652
Standard Life Investment Property, Inc.ome Trust Ltd. (a)	47,643	52,556
SThree PLC (a)	7,759	48,661
Supermarket, Inc.ome Reit PLC (a)	73,005	120,559
Tate & Lyle PLC (a)	7,078	63,252
Team17 Group PLC (a)(b)	2,788	29,434
TechnipFMC PLC (b)	181,765	1,076,049
Tesco PLC (a)	350,820	1,375,434
The Restaurant Group PLC (a)(b)	23,851	30,315
Tullow Oil PLC (a)(b)	42,310	26,593
Unilever PLC (a)	891	47,735
Vertu Motors PLC (a)	38,139	35,506
Virgin Money UK PLC (a)(b)	25,985	62,321
Vodafone Group PLC (a)	616,657	919,730
Watches of Switzerland Group PLC (a)(b)(e)	3,632	69,777
Wincanton PLC (a)	10,153	50,521
		18,887,212
Canada - 4.7%
AGF Management Ltd. - Class B	17,810	117,565
Alimentation Couche-Tard, Inc.	3,500	146,646
Artis Real Estate Investment Trust	12,000	113,269
Bank of Montreal	2,800	301,460
Baytex Energy Corp. (b)	14,000	43,274
Birchcliff Energy Ltd.	8,200	41,877
Bird Construction, Inc.	4,300	33,382
BRP, Inc.	1,100	96,352
Canaccord Genuity Group, Inc.	4,100	48,878
Canadian Apartment Properties REIT	2,685	127,272
Canadian Imperial Bank of Commerce	700	81,596
Canadian Natural Resources Ltd.	3,000	126,764
Canadian Pacific Railway Ltd.	34,750	2,499,915
Canadian Pacific Railway Ltd.	800	57,539
Canadian Tire Corp. Ltd. - Class A	500	71,718
Canadian Western Bank	3,057	87,726
Canfor Corp. (b)	4,354	110,352
Cenovus Energy, Inc.	3,400	41,689
CI Financial Corp.	8,062	168,512
Cogeco Communications, Inc.	1,134	90,302
Constellation Software, Inc.	200	371,072
Crescent Point Energy Corp.	9,900	52,828
Dream Industrial Real Estate Investment Trust	5,300	72,150
Empire Co. Ltd.	4,600	140,151
Enbridge, Inc.	7,100	277,332
Enerplus Corp.	3,000	31,638
ERO Copper Corp. (b)	1,600	24,412
Fairfax Financial Holdings Ltd.	400	196,764
Finning International, Inc.	8,543	215,306
Gildan Activewear, Inc.	6,100	258,621
Granite Real Estate Investment Trust	1,394	116,153
H&R Real Estate Investment Trust	6,300	80,932
Hardwoods Distribution, Inc.	1,400	49,583
Home Capital Group, Inc. (b)	1,800	55,596
IGM Financial, Inc.	200	7,213
Imperial Oil Ltd.	1,700	61,310
Interfor Corp.	1,800	57,645
Intertape Polymer Group, Inc.	1,900	39,534
Kinross Gold Corp.	25,000	145,065
Kirkland Lake Gold Ltd.	2,275	95,338
Linamar Corp.	554	32,816
Lululemon Athletica, Inc. (b)	5,210	2,039,454
Lundin Mining Corp.	1,300	10,154
Magnet Forensics, Inc. (b)	1,100	28,584
Methanex Corp.	2,100	83,074
Mullen Group Ltd.	8,200	75,391
National Bank of Canada	1,600	121,984
Nutrien Ltd.	300	22,549
Onex Corp.	1,700	133,425
Parex Resources, Inc.	2,800	47,834
Parkland Corp. (b)	2,000	54,975
Pet Valu Holdings Ltd.	1,600	45,624
Richelieu Hardware Ltd.	5,099	175,872
Royal Bank of Canada	2,200	233,488
Russel Metals, Inc.	6,857	182,300
Shopify, Inc. - Class A (b)	1,660	2,286,467
Shopify, Inc. - Class A (b)	100	137,689
Sleep Country Canada Holdings, Inc. (e)	1,836	54,473
Spin Master Corp. (b)(e)	800	30,319
Stelco Holdings, Inc.	1,400	45,621
Summit Industrial, Inc.ome REIT	3,700	68,738
Suncor Energy, Inc.	2,300	57,548
The Bank of Nova Scotia	4,281	303,066
The North West Co, Inc.	3,544	95,930
The Toronto-Dominion Bank	5,200	398,669
Thomson Reuters Corp.	500	59,793
TMX Group Ltd.	100	10,139
Toromont Industries Ltd.	300	27,122
Tricon Residential, Inc.	2,200	33,671
True North Commercial Real Estate Investment Trust	15,000	87,869
Western Forest Products, Inc.	75,600	126,105
Whitecap Resources, Inc.	6,800	40,264
WSP Global, Inc.	700	101,617
		14,007,355
Chile - 0.0% (f)
Empresa Nacional de Telecomunicaciones SA	13,002	43,935
Enel Americas SA	41,850	4,568
Engie Energia Chile SA	62,526	36,840
Falabella SA	11,537	37,631
		122,974
China - 4.0%
Alibaba Group Holding Ltd. (a)(b)	104,448	1,563,791
Anhui Conch Cement Co. Ltd. (a)	19,300	96,416
Anhui Conch Cement Co. Ltd. (a)	9,369	59,239
ANTA Sports Products Ltd. (a)	5,900	88,515
Baidu, Inc. (b)	5,095	758,085
Bank of Jiangsu Co. Ltd. (a)	29,300	26,795
Beijing United Information Technology Co. Ltd. (a)	500	8,433
BGI Genomics Co. Ltd. (a)	1,000	13,786
Bilibili, Inc. (b)	112	5,197
BYD Co. Ltd. (a)	3,900	163,889
By-health Co. Ltd. (a)	2,700	11,429
China BlueChemical Ltd. (a)	88,000	24,491
China Construction Bank Corp. (a)	752,000	521,047
China Construction Bank Corp. (a)	16,700	15,340
China Galaxy Securities Co. Ltd. (a)	113,300	65,097
China Galaxy Securities Co. Ltd. (a)	6,900	12,112
China Medical System Holdings Ltd. (a)	26,000	43,443
China Modern Dairy Holdings Ltd. (a)	159,000	26,715
China National Building Material Co. Ltd. (a)	14,000	17,174
China Petroleum & Chemical Corp. (a)	292,000	136,092
China Petroleum & Chemical Corp. (a)	39,000	25,879
China Reinsurance Group Corp. (a)	938,000	90,289
China Shenhua Energy Co. Ltd. (a)	16,000	37,513
China Shenhua Energy Co. Ltd. (a)	13,500	47,710
China XLX Fertiliser Ltd. (a)	52,000	35,549
China Yongda Automobiles Services Holdings Ltd. (a)	16,500	22,092
Chlitina Holding Ltd. (a)	7,000	57,331
Chongqing Brewery Co. Ltd. (a)(b)	1,200	28,483
CMGE Technology Group Ltd. (a)	60,000	23,876
COFCO Joycome Foods Ltd. (a)	71,000	27,046
Country Garden Services Holdings Co. Ltd. (a)	2,500	14,976
Daqo New Energy Corp. (b)	1,636	65,963
DaShenLin Pharmaceutical Group Co. Ltd. (a)	2,040	13,477
Ecovacs Robotics Co. Ltd. (a)	900	21,316
Focus Media Information Technology Co. Ltd. (a)	34,839	44,765
G-bits Network Technology Xiamen Co. Ltd. (a)	200	13,236
Gigadevice Semiconductor Beijing, Inc. (a)	600	16,527
Guangzhou Kingmed Diagnostics Group Co. Ltd. (a)	1,100	19,221
Haitong Securities Co. Ltd. (a)	22,600	43,468
Hangzhou Robam Appliances Co. Ltd. (a)	1,300	7,328
Huaxi Securities Co. Ltd. (a)	6,200	9,580
Huisen Household International Group Ltd. (a)	92,000	23,328
Industrial & Commercial Bank of China Ltd. (a)	394,100	222,478
JCET Group Co. Ltd. (a)	4,200	20,439
JD.com, Inc. (b)	1,188	83,243
Jiangsu Hengli Hydraulic Co. Ltd. (a)	3,148	40,462
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (a)	3,300	85,284
JiuGui Liquor Co. Ltd. (a)	524	17,463
JNBY Design Ltd. (a)	38,500	61,220
Li Auto, Inc. (b)	2,064	66,254
Li Ning Co. Ltd. (a)	126,000	1,378,870
Livzon Pharmaceutical Group, Inc. (a)	1,500	9,460
LONGi Green Energy Technology Co. Ltd. (a)	6,320	85,457
Luzhou Laojiao Co. Ltd. (a)	800	31,870
Mango Excellent Media Co. Ltd. (a)	3,400	30,516
NetDragon Websoft Holdings Ltd. (a)	21,000	49,362
NetEase, Inc.	861	87,633
NIO, Inc. (b)	2,828	89,591
Oppein Home Group, Inc. (a)	1,200	27,764
PetroChina Co. Ltd. (a)	468,000	208,431
PetroChina Co. Ltd. (a)	18,300	14,095
Pinduoduo, Inc. (b)	1,334	77,772
SAIC Motor Corp. Ltd. (a)	18,268	59,064
SG Micro Corp. (a)	600	29,084
Shaanxi Coal Industry Co. Ltd. (a)	3,000	5,743
Shanghai Jahwa United Co. Ltd. (a)	1,600	10,146
Shanghai Pharmaceuticals Holding Co. Ltd. (a)	2,700	8,417
Shenzhou International Group Holdings Ltd. (a)	64,900	1,247,729
Sinotrans Ltd. (a)	209,000	67,019
Sinotruk Hong Kong Ltd. (a)	27,000	41,556
Tencent Holdings Ltd. (a)	4,380	256,945
Tongdao Liepin Group (a)(b)	18,600	45,389
Trip.com Group Ltd. (b)	58,815	1,448,025
Want Want China Holdings Ltd.	166,300	152,703
West China Cement Ltd. (a)	158,000	28,173
Will Semiconductor Co. Ltd. Shanghai (a)	1,800	87,728
Wuxi Biologics Cayman, Inc. (a)(b)(e)	115,619	1,374,293
XPeng, Inc. (b)	1,343	67,593
Zhongsheng Group Holdings Ltd. (a)	4,000	31,217
Zoomlion Heavy Industry Science and Technology Co. Ltd. (a)	46,800	29,491
Zoomlion Heavy Industry Science and Technology Co. Ltd. (a)	16,600	18,673
		12,042,691
Czech Republic - 0.2%
CEZ AS (a)	18,635	705,183
Komercni Banka AS (a)	129	5,516
		710,699
Denmark - 3.1%
ALK-Abello A/S (a)(b)	149	78,216
AP Moller - Maersk A/S (a)	543	1,948,794
AP Moller - Maersk A/S (a)	20	66,669
Carlsberg AS (a)	4	687
Chemometec A/S (a)	321	40,723
D/S Norden A/S (a)	1,969	49,974
Danske Bank A/S (a)	33,742	576,663
DSV A/S (a)	11,996	2,771,877
Genmab A/S (a)(b)	947	379,178
GN Store Nord AS (a)	1,767	110,411
Jyske Bank A/S (a)(b)	2,574	132,589
Netcompany Group A/S (a)(e)	349	37,215
Novo Nordisk A/S (a)	21,561	2,410,407
Pandora A/S (a)	495	61,608
Per Aarsleff Holding A/S (a)	1,530	71,501
Ringkjoebing Landbobank A/S (a)	509	68,371
Royal Unibrew A/S (a)	902	101,725
Scandinavian Tobacco Group A/S (a)(e)	8,044	168,779
Schouw & Co. A/S (a)	262	22,812
Solar A/S (a)	313	37,716
		9,135,915
Egypt - 0.1%
Palm Hills Developments SAE	527,384	66,905
Telecom Egypt Co (a)	73,352	78,302
		145,207
Finland - 1.0%
Kemira Oyj (a)	4,506	67,983
Kesko Oyj (a)	3,333	110,566
Neste Oyj (a)	6,437	317,410
Nokia Oyj (a)(b)	283,277	1,779,570
Nordea Bank Abp (a)	17,946	218,553
QT Group Oyj (a)(b)	405	60,847
Sampo Oyj (a)	4,557	227,348
Tecnotree Oyj (a)(b)(g)	21,594	35,782
Terveystalo Oyj (a)(e)	2,259	30,340
Tokmanni Group Corp. (a)	4,136	92,418
Uponor Oyj (a)	4,093	97,545
Valmet Oyj (a)	1,512	64,370
		3,102,732
France - 5.0%
Airbus SE (a)(b)	1,539	196,551
Amundi SA (a)(e)	17,903	1,477,864
Biosynex (a)(g)	1,141	34,182
Bouygues SA (a)	9,135	327,306
Bureau Veritas SA (a)	3,911	129,816
Cie de Saint-Gobain (a)	2,931	206,167
Cie Generale des Etablissements Michelin SCA (a)	13,026	2,135,197
Coface SA (a)(b)	4,076	58,103
Constellium SE (b)	2,000	35,820
Elis SA (a)(b)	3,219	55,725
Faurecia SE (a)	201	9,562
Hermes International (a)	169	295,103
Ipsen SA (a)	211	19,295
IPSOS (a)	1,266	59,428
Jacquet Metals SACA (a)	2,470	59,139
Kering SA (a)	18	14,443
Klepierre SA (a)	480	11,382
Lagardere SA (a)(b)	1,707	47,369
Legrand SA (a)	1,050	122,886
L'Oreal SA (a)	123	58,307
LVMH Moet Hennessy Louis Vuitton SE (a)	3,375	2,785,048
Mercialys SA (a)	4,827	47,067
Mersen SA (a)	815	34,266
Nexans SA (a)	656	64,206
Nexity SA (a)	2,032	95,561
Pernod Ricard SA (a)	6,420	1,544,635
Publicis Groupe SA (a)	12,581	847,033
Rexel SA (a)	124,181	2,524,415
Rothschild & Co (a)	813	37,304
Sanofi (a)	1,121	112,631
Sartorius Stedim Biotech (a)	63	34,503
SCOR SE (a)	12,608	393,736
Societe BIC SA (a)	3,205	172,589
Societe Generale SA (a)	1,906	65,451
Television Francaise 1 (a)	5,474	54,354
Thales SA (a)	623	53,019
TotalEnergies SE (a)	3,768	191,379
Valeo (a)	863	26,085
Verallia SA (a)(e)	2,273	80,095
Vicat SA (a)	1,313	53,764
Virbac SA (a)	409	197,209
		14,767,995
Georgia - 0.0% (f)
Bank of Georgia Group PLC (a)	2,063	46,568
TBC Bank Group PLC (a)	3,161	70,521
		117,089
Germany - 3.3%
Adesso SE (a)	323	76,724
adidas AG (a)	435	125,454
Allianz SE (a)	1,799	425,318
Amadeus Fire AG (a)	367	76,047
Aurubis AG (a)	1,198	120,121
BASF SE (a)	35,440	2,492,686
Bayerische Motoren Werke AG (a)	3,981	401,173
Cewe Stiftung & Co. KGAA (a)	445	65,055
Covestro AG (a)(e)	28,809	1,777,654
CropEnergies AG (a)	2,151	29,997
Daimler AG (a)	3,173	243,654
Daimler Truck Holding AG (b)	1,587	58,323
Dermapharm Holding SE (a)	1,403	142,622
Deutsche Post AG (a)	45	2,897
Deutz AG (a)(b)	6,238	46,656
Freenet AG (a)	1,918	50,905
Fresenius Medical Care AG & Co KGaA (a)	23,405	1,516,157
Gerresheimer AG (a)	438	42,253
Hannover Rueck SE (a)	79	15,043
HelloFresh SE (a)(b)	3,524	271,068
Hornbach Baumarkt AG (a)	2,050	111,190
Hornbach Holding AG & Co KGaA (a)	1,645	248,275
Infineon Technologies AG (a)	2,274	105,443
Kloeckner & Co. SE (a)(b)	5,748	70,150
Koenig & Bauer AG (a)(b)	954	33,999
MLP SE (a)	2,758	26,891
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	211	62,596
ProSiebenSat.1 Media SE (a)	2,137	34,118
Puma SE (a)	1,008	123,425
Rational AG (a)	182	186,586
Rheinmetall AG (a)	1,652	156,235
Salzgitter AG (a)(b)	1,096	39,209
SAP SE (a)	1,291	184,382
Siemens AG (a)	2,207	383,626
Sirius Real Estate Ltd. (a)	45,974	88,001
Suedzucker AG (a)	1,998	30,146
SUESS MicroTec SE (a)(b)	1,245	29,745
Volkswagen AG (a)	367	107,944
Wacker Neuson SE (a)	2,224	63,904
Wuestenrot & Wuerttembergische AG (a)	1,312	26,261
		10,091,933
Gibraltar - 0.0% (f)
888 Holdings PLC (a)	30,379	123,833
Greece - 0.0% (f)
FF Group (b)(c)	2,880	–
Hellenic Telecommunications Organization SA (a)	146	2,702
National Bank of Greece SA (a)(b)	9,878	32,968
		35,670
Hong Kong - 1.9%
AIA Group Ltd. (a)	225,965	2,278,048
Beijing Enterprises Holdings Ltd. (a)	14,500	50,025
Brilliance China Automotive Holdings Ltd. (b)(c)	658,000	–
China Everbright Ltd. (a)	46,000	54,986
China Overseas Land & Investment Ltd. (a)	304,000	719,747
China Resources Land Ltd. (a)	6,000	25,241
China Water Affairs Group Ltd. (a)	38,000	54,501
Chow Tai Fook Jewellery Group Ltd. (a)	16,000	28,780
CP Pokphand Co. Ltd.	550,000	80,410
First Pacific Co. Ltd. (a)	402,000	148,013
Futu Holdings Ltd. (b)(g)	658	28,491
Galaxy Entertainment Group Ltd. (a)(b)	277,000	1,435,342
Henderson Land Development Co. Ltd. (a)	13,200	56,223
Hutchison Port Holdings Trust (a)	145,000	32,626
Johnson Electric Holdings Ltd. (a)	20,000	42,389
Kerry Logistics Network Ltd. (a)	26,500	64,794
Melco Resorts & Entertainment Ltd. (b)	9	92
Perfect Medical Health Management Ltd. (a)	51,000	37,051
Sino Biopharmaceutical Ltd. (a)	54,000	37,839
Sun Hung Kai Properties Ltd. (a)	6,000	72,836
Texhong Textile Group Ltd. (a)	21,000	27,754
Truly International Holdings Ltd. (a)	88,000	36,005
VSTECS Holdings Ltd. (a)	62,000	58,134
Yuexiu Property Co. Ltd. (a)	183,800	161,947
		5,531,274
Hungary - 0.0% (f)
MOL Hungarian Oil & Gas PLC (a)	7,560	58,679
OTP Bank Nyrt (a)(b)	307	15,686
		74,365
India - 1.6%
APL Apollo Tubes Ltd. (a)(b)	4,946	66,525
Apollo Hospitals Enterprise Ltd. (a)	3,248	219,136
Bajaj Auto Ltd. (a)	2,478	108,325
Bharat Petroleum Corp. Ltd. (a)	33,893	175,771
Bharti Airtel Ltd. (a)(b)	5,525	50,832
Chambal Fertilisers and Chemicals Ltd. (a)	14,452	76,705
Colgate-Palmolive India Ltd. (a)	1,468	29,256
Computer Age Management Services Ltd. (a)	607	21,763
Container Corp. Of India Ltd. (a)	623	5,151
Coromandel International Ltd. (a)	2,461	24,949
Escorts Ltd. (a)	3,227	82,817
GAIL India Ltd. (a)	8,266	14,370
GHCL Ltd. (a)	9,075	46,001
Gujarat Narmada Valley Fertilizers & Chemicals Ltd. (a)	6,755	40,052
Gujarat State Fertilizers & Chemicals Ltd. (a)	21,813	35,393
Havells India Ltd. (a)	5,171	97,192
Hero MotoCorp Ltd. (a)	4,708	155,618
Hindustan Petroleum Corp. Ltd. (a)	26,648	104,755
ICICI Bank Ltd. (a)	39,583	392,100
ICICI Securities Ltd. (a)(e)	2,899	30,869
Indian Energy Exchange Ltd. (a)(e)	43,218	146,826
Indian Oil Corp. Ltd. (a)	72,900	109,368
Indraprastha Gas Ltd. (a)	10,990	69,549
KPIT Technologies Ltd. (a)	6,997	57,708
Laurus Labs Ltd. (a)(e)	6,468	46,894
Mahindra & Mahindra Ltd. (a)	7,193	81,014
Marksans Pharma Ltd. (a)	39,968	32,344
National Aluminium Co. Ltd. (a)	42,406	57,629
Newgen Software Technologies Ltd. (a)	5,333	42,276
NIIT Ltd. (a)	7,625	46,265
NTPC Ltd. (a)	149,751	250,429
Oil & Natural Gas Corp. Ltd. (a)	44,733	85,610
Oil India Ltd. (a)	14,212	38,031
Page Industries Ltd. (a)	199	108,215
Persistent Systems Ltd. (a)	649	42,802
Polyplex Corp. Ltd. (a)	6,259	157,799
Power Grid Corp. of India Ltd. (a)	60,407	166,076
PTC India Ltd. (a)	66,953	98,243
Rail Vikas Nigam Ltd. (a)	65,209	30,486
Redington India Ltd. (a)	28,982	56,472
Shree Cement Ltd. (a)	31	11,257
Siemens Ltd. (a)	2,797	88,802
Sonata Software Ltd. (a)	2,553	29,908
State Bank of India (a)	33,234	205,875
Suven Pharmaceuticals Ltd. (a)	4,213	27,873
Tata Steel Ltd. (a)	8,805	131,691
The Great Eastern Shipping Co. Ltd. (a)	14,141	56,376
Thyrocare Technologies Ltd. (a)(e)	2,223	33,141
Trident Ltd./India (a)	57,344	41,099
Uflex Ltd. (a)	4,548	31,309
UltraTech Cement Ltd. (a)	135	13,787
United Spirits Ltd. (a)(b)	11,408	137,825
Vaibhav Global Ltd. (a)(b)	5,272	41,463
Vedanta Ltd. (a)	14,602	67,036
Wipro Ltd. (a)	15,726	151,357
WNS Holdings Ltd. (b)	2,578	227,431
		4,797,846
Indonesia - 0.1%
Adaro Energy Tbk PT (a)	307,000	48,469
Astra Agro Lestari Tbk PT (a)	75,200	50,127
Dharma Satya Nusantara Tbk PT (a)	663,800	23,287
Industri Jamu Dan Farmasi Sido Muncul Tbk PT (a)	1,101,700	66,849
Japfa Comfeed Indonesia Tbk PT (a)	388,000	46,816
Metrodata Electronics Tbk PT (a)	102,300	27,418
Tower Bersama Infrastructure Tbk PT (a)	10,400	2,152
XL Axiata Tbk PT (a)	160,000	35,580
		300,698
Ireland - 2.9%
Accenture PLC - Class A	6,645	2,754,685
Bank of Ireland Group PLC (a)(b)	5,718	32,440
Experian PLC (a)	65,031	3,190,058
ICON PLC (b)	7,730	2,393,981
James Hardie Industries PLC (a)	6,783	273,015
Keywords Studios PLC (a)	1,211	48,157
		8,692,336
Isle Of Man - 0.0% (f)
Playtech Plc (a)(b)	6,585	65,275
Israel - 0.5%
Ashtrom Group Ltd. (a)	2,231	60,542
Bank Hapoalim BM (a)	12,226	125,899
Bank Leumi Le-Israel BM (a)	2,837	30,484
Check Point Software Technologies Ltd. (b)	23	2,681
CyberArk Software Ltd. (b)	207	35,869
Danel Adir Yeoshua Ltd. (a)	495	112,059
Delek Group Ltd. (a)(b)	518	42,393
Delta Galil Industries Ltd. (a)	819	56,266
ICL Group Ltd. (a)	7,627	73,273
Israel Discount Bank Ltd. (a)	28,891	194,057
Matrix IT Ltd. (a)	1,413	42,899
Maytronics Ltd. (a)	3,544	87,395
Nova Ltd. (b)	800	117,200
Palram Industries 1990 Ltd. (a)	1,812	27,592
Perion Network Ltd. (b)	1,300	31,265
Plus500 Ltd. (a)	3,786	69,642
Radware Ltd. (b)	4,249	176,928
The Phoenix Holdings Ltd. (a)	7,293	94,232
		1,380,676
Italy - 1.7%
Anima Holding SpA (a)(e)	12,263	62,169
Azimut Holding SpA (a)	1,528	42,652
Banca Generali SpA (a)	1,201	52,611
Banca Popolare di Sondrio SCPA (a)	9,350	39,290
Banco BPM SpA (a)	42,289	126,775
Buzzi Unicem SpA (a)	2,886	61,954
Credito Emiliano SpA (a)	5,764	38,159
Danieli & C Officine Meccaniche SpA (a)	2,924	57,058
De' Longhi SpA (a)	1,592	56,882
DiaSorin SpA (a)	120	22,828
Digital Bros SpA (a)	1,123	38,161
El.En. SpA (a)	2,120	37,333
Enel SpA (a)	147,516	1,174,811
Eni SpA (a)	4,996	69,063
Exprivia SpA (a)(b)	15,587	39,156
Ferrari NV (a)	9,617	2,473,654
Fila SpA (a)	3,081	33,796
Hera SpA (a)	21,250	88,083
Iren SpA (a)	12,829	38,577
Leonardo SpA (a)(b)	15,969	113,949
MFE-MediaForEurope NV - Class B	10,980	15,563
Moncler SpA (a)	2,615	189,001
Piaggio & C SpA (a)	16,982	55,268
Reply SpA (a)	450	90,836
Sanlorenzo SpA/Ameglia (a)	1,193	51,441
Tinexta Spa (a)	504	21,722
		5,090,792
Japan - 10.5%
ADEKA Corp. (a)	3,300	73,654
AFC-HD AMS Life Science Co. Ltd. (a)	5,900	44,679
Astena Holdings Co. Ltd. (a)	8,600	36,264
Bell System24 Holdings, Inc. (a)	7,000	76,136
Belluna Co. Ltd. (a)	3,600	22,190
Benesse Holdings, Inc. (a)	1,400	27,437
BML, Inc. (a)	1,100	34,189
Bunka Shutter Co. Ltd. (a)	4,300	40,150
Canon, Inc. (a)	6,100	148,551
Careerlink Co. Ltd. (a)	2,100	24,650
Cawachi Ltd. (a)	5,600	107,206
Chugai Pharmaceutical Co. Ltd. (a)	2,200	71,354
Cosmo Energy Holdings Co. Ltd. (a)	3,400	66,450
Credit Saison Co. Ltd. (a)	12,700	133,496
Cresco Ltd. (a)	2,000	36,359
CTI Engineering Co. Ltd. (a)	2,000	43,435
Daihen Corp. (a)	1,000	41,516
Dai-ichi Life Holdings, Inc. (a)	13,400	270,723
Daikin Industries Ltd. (a)	1,600	362,966
Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (a)	1,300	26,495
Daito Trust Construction Co. Ltd. (a)	900	102,820
DCM Holdings Co. Ltd. (a)	17,000	157,403
Dear Life Co. Ltd. (a)	10,900	51,962
Dentsu Group, Inc. (a)	800	28,518
Digital Holdings, Inc. (a)(b)	3,500	39,973
Disco Corp. (a)	1,100	336,187
DTS Corp. (a)	1,300	28,528
Earth Corp. (a)	1,600	85,272
Eisai Co. Ltd. (a)	1,200	68,138
EJ Holdings, Inc. (a)	3,800	41,199
Electric Power Development Co. Ltd. (a)	3,100	41,154
Endo Lighting Corp. (a)	4,900	46,012
Exedy Corp. (a)	7,900	114,357
FANUC Corp. (a)	300	63,596
FIDEA Holdings Co. Ltd. (a)	2,600	30,158
Fukuoka Financial Group, Inc. (a)	30,100	515,810
Furuno Electric Co. Ltd. (a)	2,500	26,324
GMO internet, Inc. (a)	2,600	60,983
H.U. Group Holdings, Inc. (a)	5,400	136,836
Hakuto Co. Ltd. (a)	4,200	96,257
Halows Co. Ltd. (a)	1,500	36,804
Hankyu Hanshin REIT, Inc. (a)	21	28,950
Hanwa Co. Ltd. (a)	4,400	124,716
Hokkaido Electric Power Co, Inc. (a)	29,300	130,551
Honda Motor Co. Ltd. (a)	60,600	1,701,798
Hoshizaki Corp. (a)	1,000	74,978
Hosiden Corp. (a)	3,600	36,082
Hoya Corp. (a)	1,200	177,929
Hulic Reit, Inc. (a)	16	24,067
Iida Group Holdings Co. Ltd. (a)	2,400	55,681
Iino Kaiun Kaisha Ltd. (a)	11,300	53,686
Inabata & Co. Ltd. (a)	1,900	27,702
INFRONEER Holdings, Inc. (a)	10,000	90,881
Inpex Corp. (a)	8,800	76,736
ISB Corp. (a)	2,500	22,023
Iseki & Co. Ltd. (a)	3,500	42,056
Isuzu Motors Ltd. (a)	84,900	1,056,327
Itfor, Inc. (a)	5,900	41,400
Itochu Techno-Solutions Corp. (a)	200	6,434
Itoham Yonekyu Holdings, Inc. (a)	24,100	137,697
Jaccs Co. Ltd. (a)	2,500	64,381
Japan Communications, Inc. (a)(b)	24,200	42,711
Japan Post Holdings Co. Ltd. (a)	28,800	224,786
Japan Securities Finance Co. Ltd. (a)	9,900	82,629
Japan Tobacco, Inc. (a)	300	6,049
Joshin Denki Co. Ltd. (a)	1,600	29,769
JSP Corp. (a)	2,600	36,958
Juki Corp. (a)	11,800	87,002
Juroku Financial Group, Inc. (a)	3,400	63,960
JVCKenwood Corp. (a)	82,100	125,623
Kamei Corp. (a)	4,900	44,445
Kaneka Corp. (a)	1,600	52,514
Kawasaki Kisen Kaisha Ltd. (a)(b)	2,100	126,351
KDDI Corp. (a)	1,800	52,612
Keyence Corp. (a)	4,380	2,752,664
KFC Holdings Japan Ltd. (a)	2,700	67,908
Kintetsu World Express, Inc. (a)	2,500	64,992
Ki-Star Real Estate Co. Ltd. (a)	500	38,821
Kobe Steel Ltd. (a)	8,500	42,642
Komatsu Ltd. (a)	86,400	2,023,402
Komeri Co. Ltd. (a)	1,900	42,238
Kuraray Co. Ltd. (a)	3,000	26,057
Kureha Corp. (a)	1,000	71,470
KYB Corp. (a)	1,300	36,452
Kyocera Corp. (a)	100	6,249
Lasertec Corp. (a)	9,200	2,796,779
Lawson, Inc. (a)	1,800	85,179
Macnica Fuji Electronics Holdings, Inc. (a)	6,200	148,359
Marubeni Corp. (a)	7,200	70,082
Maruha Nichiro Corp. (a)	1,600	33,395
Meiko Network Japan Co. Ltd. (a)	5,300	26,218
Mimasu Semiconductor Industry Co. Ltd. (a)	4,800	110,599
Mirai Corp. (a)	371	159,367
Mirait Holdings Corp. (a)	4,500	74,220
MISUMI Group, Inc. (a)	10,200	418,588
Mitsubishi Logistics Corp. (a)	2,800	70,234
Mitsubishi Materials Corp. (a)	1,700	29,192
Mitsubishi UFJ Financial Group, Inc. (a)	500	2,717
Mitsui & Co. Ltd. (a)	23,300	551,729
Mitsui Chemicals, Inc. (a)	2,700	72,538
Mitsui-Soko Holdings Co. Ltd. (a)	4,900	105,910
Mizuho Financial Group, Inc. (a)	200	2,544
MOS Food Services, Inc. (a)	1,400	37,398
MS&AD Insurance Group Holdings, Inc. (a)	19,200	592,425
Nachi-Fujikoshi Corp. (a)	2,100	75,225
Nexon Co. Ltd. (a)	1,900	36,641
NGK Spark Plug Co. Ltd. (a)	1,600	27,863
Nintendo Co. Ltd. (a)	500	233,219
Nippon Electric Glass Co. Ltd. (a)	5,700	146,145
Nippon Light Metal Holdings Co. Ltd. (a)	1,900	28,503
NIPPON REIT Investment Corp. (a)	6	21,386
Nippon Steel Corp. (a)	200	3,271
Nippon Suisan Kaisha Ltd. (a)	17,900	84,506
Nippon Systemware Co. Ltd. (a)	1,400	27,971
Nippon Telegraph & Telephone Corp. (a)	20,400	557,776
Nipro Corp. (a)	17,500	165,400
Nishi-Nippon Financial Holdings, Inc. (a)	14,900	96,370
Nisshinbo Holdings, Inc. (a)	33,200	252,077
Nitto Denko Corp. (a)	2,400	185,504
Nomura Research Institute Ltd. (a)	5,101	217,228
NS United Kaiun Kaisha Ltd. (a)	900	27,349
Okamura Corp. (a)	8,000	89,237
Olympus Corp. (a)	26,100	599,496
Omron Corp. (a)	200	19,928
Onoken Co. Ltd. (a)	5,500	80,095
Osaka Soda Co. Ltd. (a)	2,000	52,862
Oyo Corp. (a)	6,200	115,668
Pacific Metals Co. Ltd. (a)	6,400	119,041
Panasonic Corp. (a)	138,241	1,520,449
Pharma Foods International Co. Ltd. (a)	2,300	42,337
Recruit Holdings Co. Ltd. (a)	4,900	297,033
Renesas Electronics Corp. (a)(b)	2,400	29,470
Resona Holdings, Inc. (a)	150,900	586,963
Resorttrust, Inc. (a)	3,300	53,911
Restar Holdings Corp. (a)	4,000	70,109
Riken Corp. (a)	1,200	26,854
Riken Vitamin Co. Ltd. (a)	2,300	34,074
Rock Field Co. Ltd. (a)	2,300	30,102
S Foods, Inc. (a)	1,300	39,251
Sakai Chemical Industry Co. Ltd. (a)	1,500	29,891
Sanei Architecture Planning Co. Ltd. (a)	2,900	44,099
Sankyo Tateyama, Inc. (a)	4,100	25,760
Santen Pharmaceutical Co. Ltd. (a)	3,200	39,044
SCREEN Holdings Co. Ltd. (a)	1,000	106,726
Secom Co. Ltd. (a)	500	34,715
Seiko Epson Corp. (a)	2,700	48,617
Seven & i Holdings Co. Ltd. (a)	1,100	48,353
Shimadzu Corp. (a)	6,500	274,382
Shimano, Inc. (a)	1,800	478,367
Shin Nippon Biomedical Laboratories Ltd. (a)	5,600	68,971
SKY Perfect JSAT Holdings, Inc. (a)	41,400	151,169
SoftBank Corp. (a)	7,600	96,104
SoftBank Group Corp. (a)	100	4,725
Sony Group Corp. (a)	2,300	290,741
SOSiLA Logistics REIT, Inc. (a)	17	25,976
Star Asia Investment Corp. (a)	138	75,857
Star Mica Holdings Co. Ltd. (a)	3,400	39,198
Starts Proceed Investment Corp. (a)	50	103,409
Sumitomo Corp. (a)	22,900	338,567
Sumitomo Forestry Co. Ltd. (a)	1,700	32,902
Sumitomo Heavy Industries Ltd. (a)	1,100	26,675
Sumitomo Mitsui Financial Group, Inc. (a)	27,200	929,733
Sumitomo Riko Co. Ltd. (a)	4,900	25,251
Sumitomo Seika Chemicals Co. Ltd. (a)	1,500	40,884
Sun Frontier Fudousan Co. Ltd. (a)	4,500	39,242
Suntory Beverage & Food Ltd. (a)	200	7,233
Suzuki Motor Corp. (a)	7,800	300,364
T&D Holdings, Inc. (a)	24,600	314,834
Taihei Dengyo Kaisha Ltd. (a)	1,300	32,473
Takaoka Toko Co. Ltd. (a)	2,500	30,887
Takara Bio, Inc. (a)	1,100	25,216
Takara Leben Co. Ltd. (a)	19,700	49,497
Takara Leben Real Estate Investment Corp. (a)	81	81,712
Takasho Co. Ltd. (a)	3,900	25,253
Takeuchi Manufacturing Co. Ltd. (a)	1,500	35,592
TDC Soft, Inc. (a)	3,200	32,134
The 77 Bank Ltd. (a)	4,100	47,588
The Aichi Bank Ltd. (a)	2,200	89,227
The Ogaki Kyoritsu Bank Ltd. (a)	3,100	52,061
The Oita Bank Ltd. (a)	2,200	34,963
Tokyo Electron Ltd. (a)	500	286,228
Tokyo Seimitsu Co. Ltd. (a)	600	26,418
Tokyotokeiba Co. Ltd. (a)	1,700	62,925
Tosei Corp. (a)	12,700	111,519
Toyo Seikan Group Holdings Ltd. (a)	8,300	98,874
Toyo Tire Corp. (a)	1,700	26,414
Toyobo Co. Ltd. (a)	7,100	77,531
Toyota Motor Corp. (a)	20,000	369,197
Trans Genic, Inc. (a)	10,400	40,579
Transcosmos, Inc. (a)	1,100	31,368
Trend Micro, Inc. (a)(b)	500	27,658
TV Asahi Holdings Corp. (a)	2,000	24,857
Uchida Yoko Co. Ltd. (a)	1,600	73,309
Unitika Ltd. (a)(b)	20,800	54,254
Xebio Holdings Co. Ltd. (a)	8,100	64,930
Yamaha Motor Co. Ltd. (a)	200	4,798
Yokorei Co. Ltd. (a)	6,000	43,556
ZOZO, Inc. (a)	5,000	155,690
		31,457,854
Jersey - 0.0% (f)
Centamin PLC (a)	18,368	22,096
Luxembourg - 0.1%
Tenaris SA (a)	18,445	192,506
Macau - 0.0% (f)
Sands China Ltd. (a)(b)	3,600	8,386
Malaysia - 0.2%
Bumi Armada Bhd (a)(b)	614,200	69,228
Cahya Mata Sarawak Bhd (a)	125,100	38,440
Frencken Group Ltd. (a)	45,600	66,765
Hibiscus Petroleum Bhd (a)	391,200	76,626
Lotte Chemical Titan Holding Bhd (a)(e)	101,100	58,244
Sime Darby Bhd (a)	213,800	119,065
Sime Darby Plantation Bhd (a)	67,200	60,654
Telekom Malaysia Bhd (a)	44,200	58,287
		547,309
Malta - 0.1%
Catena Media PLC (a)(b)	7,225	41,985
Kambi Group PLC (a)(b)	1,221	34,734
Kindred Group PLC (a)	8,111	95,897
		172,616
Mauritius - 0.0% (f)
Capital Ltd. (a)	88,034	100,333
Mexico - 0.1%
America Movil SAB de CV	1,200	1,271
Arca Continental SAB de CV	15,700	99,695
GCC SAB de CV	10,000	76,799
Genomma Lab Internacional SAB de CV	42,200	44,353
Grupo Mexico SAB de CV	1,900	8,283
Orbia Advance Corp. SAB de CV	34,700	88,565
		318,966
Netherlands - 3.5%
Adyen NV (a)(b)(e)	630	1,648,219
ASML Holding NV (a)	1,546	1,232,737
ASML Holding NV	3,570	2,842,220
ASR Nederland NV (a)	3,700	170,112
Boskalis Westminster (a)	1,780	51,978
Eurocommercial Properties NV (a)	1,866	40,567
ForFarmers NV (a)	5,797	26,642
Heijmans NV (a)	4,019	67,771
ING Groep NV (a)	100,716	1,403,427
Koninklijke Ahold Delhaize NV (a)	9,966	341,482
Koninklijke BAM Groep NV (a)(b)	17,187	52,742
Ordina NV (a)	21,232	99,056
Randstad NV (a)	2,737	187,505
Royal Dutch Shell PLC - Class A (a)	2,603	57,115
Royal Dutch Shell PLC - Class A (a)	4,129	90,632
Royal Dutch Shell PLC - Class B (a)	91,689	2,014,809
Signify NV (a)(e)	787	36,276
		10,363,290
New Zealand - 0.0% (f)
Fletcher Building Ltd. (a)	5,542	27,822
Meridian Energy Ltd. (a)	841	2,798
Pushpay Holdings Ltd. (a)(b)	60,997	55,089
Summerset Group Holdings Ltd. (a)	7,063	66,197
		151,906
Norway - 0.3%
Aker Solutions ASA (a)(b)	27,062	71,659
Belships ASA (a)	31,137	49,767
DNB Bank ASA (a)	15,648	358,500
Equinor ASA (a)	97	2,559
Europris ASA (a)(e)	9,658	77,204
FLEX LNG Ltd. (a)	2,311	51,630
Gjensidige Forsikring ASA (a)	1,958	47,557
Kongsberg Gruppen ASA (a)	1,186	38,490
SpareBank 1 Nord Norge (a)	4,776	61,042
Veidekke ASA (a)	2,030	30,508
		788,916
Philippines - 0.1%
Aboitiz Equity Ventures, Inc. (a)	36,800	39,275
DMCI Holdings, Inc. (a)	422,000	63,805
First Gen Corp. (a)	52,100	28,436
Metro Pacific Investments Corp. (a)	1,004,000	76,783
Metropolitan Bank & Trust Co. (a)	21,500	23,494
Robinsons Land Corp. (a)	71,700	26,995
		258,788
Poland - 0.1%
Asseco Poland SA (a)	1,443	30,949
Cyfrowy Polsat SA (a)	3,215	27,657
Enea SA (a)(b)	23,053	48,662
Grupa Azoty SA (a)(b)	4,356	36,550
InPost SA (a)(b)	313	3,781
LPP SA (a)	3	12,771
PGE Polska Grupa Energetyczna SA (a)(b)	17,841	35,749
Polski Koncern Naftowy ORLEN SA (a)	1,446	26,657
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	23,625	36,915
Santander Bank Polska SA (a)	1,447	125,195
Tauron Polska Energia SA (a)(b)	76,354	49,936
		434,822
Portugal - 0.1%
Banco Comercial Portugues SA (a)(b)	292,049	46,836
Jeronimo Martins SGPS SA (a)	5,652	129,352
Sonae SGPS SA (a)	118,438	135,160
		311,348
Qatar - 0.1%
Industries Qatar QSC (a)	40,417	171,899
Qatar Fuel QSC (a)	6,247	31,353
Qatar Islamic Bank SAQ (a)	4,540	22,850
		226,102
Russia - 0.9%
Beluga Group PJSC (b)	517	23,065
Globaltrans Investment PLC (a)	4,210	35,837
HeadHunter Group PLC	500	25,545
LUKOIL PJSC	16,488	1,480,622
Mechel PJSC (b)	6,500	20,670
MMC Norilsk Nickel PJSC (a)	426	129,491
Novolipetsk Steel PJSC (a)	53,460	154,852
PhosAgro PJSC	5,340	110,805
Ros Agro PLC (a)	3,238	49,271
Rostelecom PJSC (b)	106,154	123,304
Sberbank of Russia PJSC (a)	29,200	113,954
Severstal PAO (a)	9,951	212,356
Surgutneftegas PJSC (a)	202,900	107,237
Tatneft PJSC (a)	19,624	130,449
		2,717,458
Saudi Arabia - 0.1%
Alinma Bank (a)	424	2,698
Etihad Etisalat Co. (a)	3,280	27,179
Herfy Food Services Co. (a)	4,493	74,494
Saudi Basic Industries Corp. (a)	1,793	55,347
Saudi Industrial Investment Group (a)	8,436	69,900
Saudi Kayan Petrochemical Co. (a)(b)	4,742	21,475
Saudi Telecom Co (a)	2,731	81,660
		332,753
Singapore - 0.7%
BW Energy Ltd. (a)(b)	14,748	33,557
CROMWELL EU REIT (a)(b)	19,100	55,020
DBS Group Holdings Ltd. (a)	40,750	986,608
Golden Agri-Resources Ltd. (a)	189,800	34,522
Oversea-Chinese Banking Corp. Ltd. (a)	8,700	73,652
Propnex Ltd. (a)	28,500	35,756
Raffles Medical Group Ltd. (a)	92,200	93,760
Riverstone Holdings Ltd. (a)	95,700	49,829
Sea Ltd. (b)	18	4,027
Singapore Exchange Ltd. (a)	1,300	8,977
SPH REIT (a)	175,000	129,910
Wilmar International Ltd. (a)	162,900	500,818
XP Power Ltd. (a)	631	43,591
		2,050,027
South Africa - 0.4%
Anglo American Platinum Ltd. (a)	953	108,538
Barloworld Ltd. (a)	4,153	39,191
Impala Platinum Holdings Ltd. (a)	4,727	66,763
Investec Ltd. (a)	34,499	189,581
Investec PLC (a)	45,568	247,637
KAP Industrial Holdings Ltd. (a)	94,677	25,969
Kumba Iron Ore Ltd. (a)	2,298	66,469
Mediclinic International PLC (a)(b)	6,085	25,992
Mr Price Group Ltd. (a)	2,731	34,194
MTN Group Ltd. (a)(b)	2,256	24,115
MultiChoice Group (a)	11,645	89,129
Murray & Roberts Holdings Ltd. (a)(b)	42,482	38,016
Royal Bafokeng Platinum Ltd. (a)	7,033	68,632
Shoprite Holdings Ltd. (a)	16,425	215,181
Sibanye Stillwater Ltd. (a)	1,445	4,465
Vodacom Group Ltd. (a)	6,085	51,320
		1,295,192
South Korea - 2.3%
AfreecaTV Co. Ltd. (a)	561	95,450
Asia Paper Manufacturing Co. Ltd. (a)	728	32,004
BNK Financial Group, Inc. (a)	20,484	144,341
Daewoo Engineering & Construction Co. Ltd. (a)(b)	7,769	37,690
DB HiTek Co. Ltd. (a)	1,072	65,495
DB Insurance Co. Ltd. (a)	689	31,207
DGB Financial Group, Inc. (a)	9,839	77,614
DoubleUGames Co. Ltd. (a)	927	45,131
Global Standard Technology Co. Ltd. (a)	1,055	33,132
GOLFZON Co. Ltd. (a)	427	62,656
GS Holdings Corp. (a)	1,658	54,500
Hana Financial Group, Inc. (a)	21,866	770,016
Hankook Tire & Technology Co. Ltd. (a)	3,531	117,332
Hansol Chemical Co. Ltd. (a)	110	28,252
Hanwha Aerospace Co. Ltd. (a)	772	31,099
Hanwha General Insurance Co. Ltd. (a)(b)	11,184	34,782
Hanwha Life Insurance Co. Ltd. (a)	14,071	34,727
HMM Co. Ltd. (a)(b)	3,757	84,953
HYBE Co. Ltd. (a)(b)	28	8,179
Hyundai Glovis Co. Ltd. (a)	666	94,050
Hyundai Steel Co. (a)	936	32,263
Insun ENT Co. Ltd. (a)(b)	3,703	34,497
i-SENS, Inc. (a)	1,074	27,280
JB Financial Group Co. Ltd. (a)	5,186	36,378
Kakao Corp. (a)(b)	569	53,667
KakaoBank Corp. (a)(b)	74	3,663
Kia Corp. (a)	3,573	245,298
Korea Gas Corp.. (a)(b)	5,465	179,680
Korea Real Estate Investment & Trust Co. Ltd. (a)	122,178	267,635
Korean Reinsurance Co (a)	12,742	99,128
Kumho Petrochemical Co. Ltd. (a)	718	99,945
Kyung Dong Navien Co. Ltd. (a)	700	32,141
LabGenomics Co. Ltd. (a)(b)	1,682	35,340
LF Corp. (a)	4,838	70,185
LG Chem Ltd. (a)	5	2,580
LG Corp. (a)	212	14,336
LG Innotek Co. Ltd. (a)	700	214,121
Lotte Chemical Corp. (a)	153	27,911
LX Hausys Ltd. (a)	1,361	69,841
LX Semicon Co. Ltd. (a)	920	129,391
MOM'S TOUCH&Co. (a)(b)	8,113	35,990
Osstem Implant Co. Ltd. (a)	370	44,274
POSCO (a)	4,947	1,135,627
Samchully Co. Ltd. (a)	670	51,125
Samsung Card Co. Ltd. (a)	955	25,300
Samsung Electronics Co. Ltd. (a)	9,571	628,338
Samsung Securities Co. Ltd. (a)	2,104	79,299
Seegene, Inc. (a)	1,310	67,092
Shinhan Financial Group Co. Ltd. (a)	34,039	1,049,590
SK Bioscience Co. Ltd. (a)(b)	283	53,436
S-Oil Corp. (a)	570	41,049
Sunjin Co. Ltd. (a)	3,899	37,706
Woori Financial Group, Inc. (a)	4,266	45,510
Youngone Corp. (a)(b)	881	32,338
		6,884,564
Spain - 1.1%
Amadeus IT Group SA (a)(b)	22,350	1,505,372
CaixaBank SA (a)	352,580	966,843
Faes Farma SA (a)	18,439	72,955
Gestamp Automocion SA (a)(b)(e)	15,130	76,588
Grupo Catalana Occidente SA (a)	1,236	42,037
Industria de Diseno Textil SA (a)	7,867	254,957
Laboratorios Farmaceuticos Rovi SA (a)	1,955	163,965
Pharma Mar SA (a)	632	40,904
Repsol SA (a)	3,456	41,021
Unicaja Banco SA (a)(e)	33,725	33,379
		3,198,021
Sweden - 2.8%
AcadeMedia AB (a)(e)	11,546	70,766
Alfa Laval AB (a)	4,526	181,086
Assa Abloy AB (a)	3,345	101,614
Atlas Copco AB (a)	29,400	2,035,172
Betsson AB (a)(b)	7,008	42,138
Bilia AB (a)	5,348	94,668
Biotage AB (a)	2,218	64,179
Boliden AB (a)	214	8,296
Bufab AB (a)	1,010	49,542
Byggmax Group AB (a)	2,740	27,105
Coor Service Management Holding AB (a)(e)	7,259	66,389
Epiroc AB (a)(b)	1,178	29,866
EQT AB (a)	2,771	150,617
Evolution AB (a)(e)	16,000	2,250,899
Ferronordic AB (a)	1,942	72,415
Fortnox AB (a)	557	35,851
Getinge AB (a)	2,041	88,652
H & M Hennes & Mauritz AB (a)	4,505	88,352
Haldex AB (a)(b)	6,162	36,135
Humana AB (a)(b)	3,322	26,710
Husqvarna AB (a)	6,736	107,248
Industrivarden AB (a)	252	7,882
Intrum AB (a)	917	23,681
Inwido AB (a)	1,224	25,145
KNOW IT AB (a)	1,292	53,495
Lindab International AB (a)	3,097	110,125
Lundin Energy AB (a)	7,883	282,703
New Wave Group AB (a)	8,422	155,214
Nobina AB (a)(e)	15,722	186,159
Nordic Waterproofing Holding AB (a)	1,532	37,634
Peab AB - Class B (a)	14,212	178,744
Saab AB (a)	4,824	122,674
Sandvik AB (a)	19,305	539,378
Skanska AB (a)	103	2,653
SSAB AB - Class B (a)(b)	46,384	232,584
Swedbank AB - Class A (a)	14,133	283,829
Swedencare AB (a)(b)	1,320	22,464
Swedish Match (a)(b)	28,132	223,521
Thule Group AB (a)(e)	3,432	207,444
		8,323,029
Switzerland - 5.8%
Alcon, Inc. (a)	24,680	2,174,430
Bachem Holding AG (a)	260	203,677
Belimo Holding AG (a)(b)	67	42,408
Bobst Group SA (a)(b)	403	36,659
Cie Financiere Richemont SA (a)	433	64,657
Credit Suisse Group AG (a)	42,296	410,239
dormakaba Holding AG (a)	84	55,396
Ferrexpo PLC (a)	14,776	59,855
Geberit AG (a)	202	164,438
Holcim Ltd. (a)	6,421	326,777
Huber + Suhner AG (a)	508	48,311
Interroll Holding AG (a)	12	53,908
Kardex Holding AG (a)	117	38,513
Kongsberg Automotive ASA (a)(b)	104,125	35,666
Kuehne + Nagel International AG (a)	1,933	621,643
LEM Holding SA (a)	22	61,319
Leonteq AG (a)	402	30,522
Lonza Group AG (a)	2,650	2,207,565
Nestle SA (a)	19,732	2,758,372
Novartis AG (a)	236	20,725
Partners Group Holding AG (a)	104	171,446
Peach Property Group AG (a)	396	27,527
Roche Holding AG (a)	4,617	1,913,910
Sensirion Holding AG (a)(b)(e)	458	66,488
SFS Group AG (a)	362	49,886
SGS SA (a)	9	29,979
Sika AG (a)	6,856	2,845,896
Sonova Holding AG (a)	497	194,113
STMicroelectronics NV (a)	10,929	535,706
Tecan Group AG (a)	279	169,654
The Swatch Group AG (a)	1,332	77,726
UBS Group AG (a)	93,104	1,671,039
Zehnder Group AG (a)	726	73,906
		17,242,356
Taiwan - 4.5%
Acer, Inc. (a)	141,000	154,848
Anpec Electronics Corp. (a)	5,000	50,096
ASE Technology Holding Co. Ltd. (a)	18,000	69,005
Asia Polymer Corp. (a)	20,000	26,491
Asia Vital Components Co. Ltd. (a)	10,000	31,752
Asustek Computer, Inc. (a)	28,000	380,554
Brighton-Best International Taiwan, Inc. (a)	21,000	29,268
Catcher Technology Co. Ltd. (a)	89,000	501,985
Cathay Financial Holding Co. Ltd. (a)	103,000	232,095
Chicony Power Technology Co. Ltd. (a)	25,000	70,498
ChipMOS Technologies, Inc. (a)	27,000	47,269
Compal Electronics, Inc. (a)	105,000	91,759
CTBC Financial Holding Co. Ltd. (a)	176,000	164,841
DA CIN Construction Co. Ltd. (a)	72,000	85,171
Dimerco Express Corp. (a)	12,170	46,389
E Ink Holdings, Inc. (a)	7,000	37,935
Faraday Technology Corp. (a)	5,000	42,939
Feng Hsin Steel Co. Ltd. (a)	19,000	57,333
Foxsemicon Integrated Technology, Inc. (a)	5,000	45,928
General Interface Solution Holding Ltd. (a)	15,000	55,108
Gigabyte Technology Co. Ltd. (a)	18,000	100,467
Global Mixed Mode Technology, Inc. (a)	10,000	95,560
Global Unichip Corp. (a)	2,000	42,181
Grand Pacific Petrochemical (a)	48,000	49,797
Greatek Electronics, Inc. (a)	38,000	107,034
HannStar Display Corp. (a)	78,000	50,784
Hiwin Technologies Corp. (a)	3,000	33,153
Holtek Semiconductor, Inc. (a)	15,000	60,610
Hon Hai Precision Industry Co. Ltd. (a)	584,961	2,193,003
ITE Technology, Inc. (a)	28,000	109,407
Kindom Development Co. Ltd. (a)	62,000	84,509
King Yuan Electronics Co. Ltd. (a)	18,000	29,053
Macronix International Co. Ltd. (a)	43,000	65,372
MediaTek, Inc. (a)	13,600	581,463
Micro-Star International Co. Ltd. (a)	18,000	104,125
Nanya Technology Corp. (a)	43,000	121,337
Novatek Microelectronics Corp. (a)	20,700	401,572
Pegavision Corp. (a)	3,000	46,174
Pou Chen Corp. (a)	5,000	5,982
Realtek Semiconductor Corp. (a)	19,400	406,787
Shin Foong Specialty & Applied Materials Co. Ltd. (a)	6,000	35,749
Shiny Chemical Industrial Co. Ltd. (a)	21,111	133,873
Sigurd Microelectronics Corp. (a)	18,000	38,163
Silicon Motion Technology Corp.	500	47,515
Sitronix Technology Corp. (a)	9,000	103,570
Speed Tech Corp. (a)	10,000	29,677
Taita Chemical Co. Ltd. (a)	27,500	34,266
Taiwan Glass Industry Corp. (a)	56,000	53,974
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	115,600	2,559,703
Taiwan Semiconductor Manufacturing Co. Ltd.	23,600	2,839,316
Tong Hsing Electronic Industries Ltd. (a)	7,000	74,869
TXC Corp. (a)	36,000	136,839
USI Corp. (a)	21,000	23,943
Vanguard International Semiconductor Corp. (a)	36,000	205,631
Winbond Electronics Corp. (a)	49,000	59,877
Wisdom Marine Lines Co. Ltd. (a)	11,000	32,431
		13,319,030
Thailand - 0.5%
AP Thailand PCL (a)	793,900	227,038
Bangkok Chain Hospital PCL (a)	60,400	36,302
Forth Corp. PCL (a)(b)	185,000	117,327
Hana Microelectronics PCL (a)	25,800	68,066
Indorama Ventures PCL (a)	4,600	5,952
Mega Lifesciences PCL (a)	55,000	83,085
Polyplex Thailand PCL (a)	89,900	64,033
PTT Exploration & Production PCL (a)	15,700	55,287
PTT Global Chemical PCL (a)	32,200	56,401
Sri Trang Agro-Industry PCL (a)	31,000	28,573
The Siam Commercial Bank PCL (a)	193,500	728,723
		1,470,787
Turkey - 0.3%
Akbank TAS (a)	649,930	347,125
Aksa Akrilik Kimya Sanayii AS (a)	22,794	58,140
Aksa Enerji Uretim AS (a)(b)	107,872	81,540
Haci Omer Sabanci Holding AS (a)	94,813	94,828
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class D (a)(b)	35,533	24,754
Koza Altin Isletmeleri AS (a)(b)	2,967	25,950
Koza Anadolu Metal Madencilik Isletmeleri AS (a)(b)	24,080	32,026
Logo Yazilim Sanayi Ve Ticaret AS (a)	12,302	37,998
Sok Marketler Ticaret AS (a)	30,455	28,582
Turk Telekomunikasyon AS (a)	48,083	34,968
Vestel Elektronik Sanayi ve Ticaret AS (a)	11,637	21,545
		787,456
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC (a)	379,637	881,195
Abu Dhabi Islamic Bank PJSC (a)	57,365	107,249
Dubai Islamic Bank PJSC (a)	64,176	93,904
		1,082,348
United Kingdom - 0.5%
Travis Perkins (a)(b)	70,583	1,481,672
United States - 3.5%
Aon PLC - Class A	4,980	1,496,789
EPAM Systems, Inc. (b)	3,090	2,065,510
Mettler-Toledo International, Inc. (b)	1,320	2,240,317
Parade Technologies Ltd. (a)	2,000	152,236
ResMed, Inc.	9,910	2,581,357
STERIS PLC	7,300	1,776,893
		10,313,102
Total Common Stocks (Cost $180,175,439)		237,531,934
PREFERRED STOCKS - 0.9%
Brazil - 0.2%
Cia Energetica de Minas Gerais	36,013	84,570
Cia Paranaense de Energia	85,600	98,663
Metalurgica Gerdau SA	22,000	45,067
Petroleo Brasileiro SA	28,700	146,952
Unipar Carbocloro SA	2,500	46,391
		421,643
Colombia - 0.0% (f)
Bancolombia SA	287	2,259
Germany - 0.7%
Bayerische Motoren Werke AG (a)	2,232	186,299
Draegerwerk AG & Co. KGaA (a)	598	37,618
Einhell Germany AG (a)	210	52,829
Schaeffler AG (a)	11,400	94,559
STO SE & Co KGaA (a)	346	87,040
Volkswagen AG (a)	7,480	1,511,627
		1,969,972
Russia - 0.0% (f)
Surgutneftegas PJSC (a)	270,800	138,763
Total Preferred Stocks (Cost $2,870,875)		2,532,637

	Par Value
U.S. TREASURY OBLIGATIONS - 0.5%
U.S. Treasury Notes - 0.5%
0.125%, due 05/31/23 (a)	144,000	143,100
0.250%, due 09/30/23 (a)	33,000	32,768
0.250%, due 06/15/24 (a)	250,000	246,328
0.750%, due 11/15/24 (a)	60,000	59,672
0.250%, due 10/31/25 (a)	59,000	57,018
0.875%, due 09/30/26 (a)	236,000	231,796
1.250%, due 11/30/26 (a)	361,000	360,831
1.125%, due 02/15/31 (a)	27,000	26,198
1.625%, due 05/15/31 (a)	288,000	291,510
1.375%, due 11/15/31 (a)	88,000	86,845
Total U.S. Treasury Obligations (Cost $1,546,205)		1,536,066

AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.690%, due 03/25/30 (a)(h)	499,859	60,778
Series K-1501, 0.394%, due 04/25/30 (a)(h)	2,751,343	70,740
Series K-110, 1.697%, due 04/25/30 (a)(h)	498,916	59,789
Series K-118, 0.961%, due 09/25/30 (a)(h)	997,697	71,593
Total Agency Mortgage-Backed Obligations (Cost $226,217)		262,900

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.0%
Alen 2021-ACEN Mortgage Trust
Series 2021-ACEN, 2.360%, due 04/15/34 (1 Month U.S. LIBOR + 2.250%) (a)(e)(i)	200,000	199,626
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 0.832%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (a)(e)(i)	200,000	197,756
BBCMS 2021-AGW Mortgage Trust
Series 2021-AGW, 1.360%, due 06/15/36 (1 Month U.S. LIBOR + 1.250%) (a)(e)(i)	500,000	498,753
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 1.510%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (a)(e)(i)	82,243	82,151
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (a)(e)(h)	576,891	571,257
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 3.944%, due 07/10/49 (a)(h)	186,000	188,129
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 1.200%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (a)(e)(i)	190,000	189,645
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/06/34 (a)(e)	200,000	204,789
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/05/34 (a)(e)	150,000	153,858
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (a)(e)(h)	72,072	73,167
JP MORGAN MORTGAGE TRUST 2018-5
Series 2018-5, 3.500%, due 10/25/48 (a)(e)(h)	151,317	153,092
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (a)(e)(h)	21,813	21,955
JP Morgan Mortgage Trust 2019-3
Series 2019-3, 4.000%, due 09/25/49 (a)(e)(h)	5,577	5,610
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (a)(e)(h)	186,629	189,967
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (a)(e)(h)	109,329	110,716
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (a)(e)(h)	278,244	275,962
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (a)(e)(h)	87,330	88,441
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.098%, due 07/15/45 (a)(h)	182,000	187,139
Mello Warehouse Securitization Trust 2020-1
Series 2020-1, 1.252%, due 10/25/53 (1 Month U.S. LIBOR + 1.150%) (a)(e)(i)	150,000	150,061
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 3.892%, due 11/15/49 (a)(h)	200,000	198,946
PFP 2021-8 Ltd.
Series 2021-8, 1.909%, due 08/09/37 (1 Month U.S. LIBOR + 1.800%) (a)(d)(e)(i)	100,000	99,377
Provident Funding Mortgage Trust 2021-J1
Series 2.00000, 2.000%, due 10/25/51 (a)(e)(h)	200,000	191,102
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (a)(e)(h)	92,676	94,088
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 1.852%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (a)(e)(i)	400,000	398,375
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (a)(h)	100,640	101,522
Sequoia Mortgage Trust 2016-3
Series 2016-3, 3.000%, due 11/25/46 (a)(e)(h)	15,556	15,566
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (a)(e)(h)	8,603	8,719
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 09/25/49 (a)(e)(h)	13,638	13,812
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (a)(e)(h)	200,000	201,251
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (a)(e)(h)	400,000	398,522
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/15/41 (a)(e)	220,000	224,460
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series A, 1.310%, due 05/15/31 (1 Month U.S. LIBOR + 1.200%) (a)(e)(i)	100,000	99,828
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (a)(e)(h)	147,950	149,719
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/15/47 (a)(h)	207,000	211,742
Total Non-Agency Mortgage-Backed Obligations (Cost $6,009,802)		5,949,103

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS - 0.1%
BANK 2020-BNK30
Series 2020-BNK30, 1.332%, due 12/15/53 (a)(h)	989,006	89,458
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.776%, due 09/15/53 (a)(h)	997,210	102,077
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.712%, due 09/15/53 (a)(h)	788,431	74,076
Total Non - Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $287,805)		265,611

ASSET-BACKED SECURITIES - 1.6%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 09/22/27 (a)	95,393	97,649
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 06/15/28 (a)	53,515	53,403
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27 (a)	100,000	98,384
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46 (a)(e)	98,333	97,983
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (a)(e)	133,023	136,302
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 (a)	200,000	200,871
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 02/20/34 (a)	277,333	271,933
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (a)(e)	246,106	253,447
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (a)(e)	234,619	233,786
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (a)(e)	232,375	237,295
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (a)(e)	200,000	198,329
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (a)(e)	108,503	104,893
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/16/69 (a)(e)	161,097	160,342
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (a)(e)	94,725	93,313
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (a)(e)	200,000	198,479
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (a)(e)	100,000	98,622
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (a)(e)	150,000	147,522
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25 (a)	100,000	100,098
Series C, 1.120%, due 01/15/26 (a)	200,000	200,664
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26 (a)	100,000	99,199
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (a)(e)	310,170	309,055
Sofi Consumer Loan Program 2018-1 Trust
Series B, 3.650%, due 02/25/27 (a)(e)	36,365	36,548
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (a)(e)	400,000	403,436
Sofi Professional Loan Program 2017-C LLC
Series A-1, 0.703%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (a)(e)(i)	85,785	85,817
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (a)(e)	110,964	112,763
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (a)(e)	250,000	253,101
United Airlines 2014-2 Class A Pass Through Trust
Series A, 3.750%, due 09/03/26 (a)	47,064	48,804
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (a)(e)	192,182	188,985
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28 (a)(e)	150,000	147,570
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (a)(e)	200,000	200,040
Total Asset-Backed Securities (Cost $4,890,232)		4,868,633

COLLATERALIZED LOAN OBLIGATIONS - 1.5%
Aimco CLO 11 Ltd.
Series 2020-11R, 1.253%, due 10/17/34 (3 Month U.S. LIBOR + 1.130%) (a)(e)(i)	250,000	249,414
Apidos CLO XXIII
Series XXIII, 1.344%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (a)(e)(i)	400,000	400,057
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 1.710%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (a)(d)(e)(i)	450,000	447,475
Benefit Street Partners CLO XIX Ltd.
Series A, 1.474%, due 01/15/33 (3 Month U.S. LIBOR + 1.350%) (a)(e)(i)	400,000	400,054
Betony CLO 2 Ltd.
Series 2018, 1.212%, due 04/30/31 (3 Month U.S. LIBOR + 1.080%) (a)(e)(i)	250,000	249,689
CARLYLE US CLO 2021-1 Ltd.
Series LTD, 1.264%, due 04/15/34 (3 Month U.S. LIBOR + 1.140%) (a)(e)(i)	250,000	249,970
Dryden 78 CLO Ltd.
Series LTD, 1.302%, due 04/17/33 (3 Month U.S. LIBOR + 1.180%) (a)(e)(i)	500,000	499,714
Madison Park Funding XXI Ltd.
Series FLT, 1.518%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (a)(e)(i)	250,000	249,999
Marble Point CLO XIV Ltd.
Series FLT, 1.412%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (a)(e)(i)	490,000	490,217
MF1 2021-FL7 Ltd.
Series 2021-FL7, 2.158%, due 10/16/36 (1 Month U.S. LIBOR + 2.050%) (a)(d)(e)(i)	200,000	198,638
Octagon Investment Partners 48 Ltd.
Series A-R, 1.277%, due 10/20/34 (3 Month U.S. LIBOR + 1.150%) (a)(e)(i)	400,000	399,530
OHA Credit Funding 3 Ltd.
Series A-R, 1.272%, due 07/02/35 (3 Month U.S. LIBOR + 1.140%) (a)(e)(i)	250,000	249,692
OHA Loan Funding 2015-1 Ltd.
Series LTD, 1.330%, due 01/19/37 (3 Month U.S. LIBOR + 1.150%) (a)(e)(i)	270,000	270,054
Palmer Square CLO 2019-1 Ltd.
1.348%, due 11/14/34 (3 Month U.S. LIBOR + 1.150%) (a)(e)(i)	250,000	250,032
Total Collateralized Loan Obligations (Cost $4,599,290)		4,604,535

CORPORATE BONDS - 3.9%
Australia - 0.1%
Scentre Group Trust 1 / Scentre Group Trust 2
3.625%, due 01/28/26 (a)(e)	182,000	194,209
Britain - 0.2%
AstraZeneca PLC
0.700%, due 04/08/26 (a)	94,000	90,905
BAT International Finance PLC
1.668%, due 03/25/26 (a)	165,000	162,039
BP Capital Markets PLC
3.535%, due 11/04/24 (a)	122,000	129,718
Royalty Pharma PLC
0.750%, due 09/02/23 (a)	66,000	65,454
1.750%, due 09/02/27 (a)	67,000	65,167
2.200%, due 09/02/30 (a)	105,000	101,315
		614,598
Canada - 0.1%
Royal Bank of Canada
1.200%, due 04/27/26 (a)	100,000	98,040
The Bank of Nova Scotia
2.700%, due 08/03/26 (a)	182,000	189,747
		287,787
Cayman Islands - 0.0% (f)
XLIT Ltd.
4.450%, due 03/31/25 (a)	80,000	86,681
Japan - 0.1%
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23 (a)	77,000	80,130
Nissan Motor Co. Ltd.
4.810%, due 09/17/30 (a)(e)	80,000	89,474
		169,604
United States - 3.4%
3M Co.
2.000%, due 02/14/25 (a)	102,000	104,190
AbbVie, Inc.
3.800%, due 03/15/25 (a)	140,000	149,006
Aflac, Inc.
3.250%, due 03/17/25 (a)	100,000	105,682
Altria Group, Inc.
3.400%, due 05/06/30 (a)	102,000	105,611
Amazon.com, Inc.
1.500%, due 06/03/30 (a)	146,000	141,608
Ameren Illinois Co.
3.800%, due 05/15/28 (a)	87,000	94,981
American Honda Finance Corp.
1.200%, due 07/08/25 (a)	81,000	80,655
American International Group, Inc.
3.900%, due 04/01/26 (a)	162,000	175,584
Amgen, Inc.
3.200%, due 11/02/27 (a)	132,000	141,945
Amphenol Corp.
2.800%, due 02/15/30 (a)	107,000	110,359
Apple, Inc.
1.200%, due 02/08/28 (a)	100,000	97,019
Assurant, Inc.
4.200%, due 09/27/23 (a)	77,000	80,811
AT&T, Inc.
2.250%, due 02/01/32 (a)	160,000	154,406
Bank of America Corp.
4.125%, due 01/22/24 (a)	214,000	227,324
4.000%, due 01/22/25 (a)	82,000	87,500
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (a)(i)	153,000	151,948
2.592%, due 04/29/31 (SOFR Rate + 2.150%) (a)(i)	194,000	195,458
Broadcom, Inc.
4.150%, due 11/15/30 (a)	64,000	70,900
Carrier Global Corp.
2.722%, due 02/15/30 (a)	215,000	218,305
Caterpillar Financial Services Corp.
2.850%, due 05/17/24 (a)	104,000	108,605
Charter Communications Operating LLC / Charter Communications Operating Capital
4.464%, due 07/23/22 (a)	64,000	64,957
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (a)(i)	150,000	148,645
4.450%, due 09/29/27 (a)	88,000	98,034
Constellation Brands, Inc.
3.700%, due 12/06/26 (a)	102,000	110,309
CVS Health Corp.
3.875%, due 07/20/25 (a)	270,000	289,462
1.750%, due 08/21/30 (a)	160,000	152,138
Duke Energy Corp.
3.150%, due 08/15/27 (a)	156,000	164,849
Ecolab, Inc.
4.800%, due 03/24/30 (a)	70,000	83,780
Entergy Corp.
0.900%, due 09/15/25 (a)	110,000	106,387
Enterprise Products Operating LLC
2.800%, due 01/31/30 (a)	80,000	83,273
Equinix, Inc.
1.250%, due 07/15/25 (a)	145,000	142,429
Exxon Mobil Corp.
2.275%, due 08/16/26 (a)	109,000	112,477
FirstEnergy Corp.
4.400%, due 07/15/27 (a)	159,000	170,954
Fox Corp.
3.050%, due 04/07/25 (a)	167,000	175,299
Global Payments, Inc.
2.650%, due 02/15/25 (a)	90,000	92,352
HCA, Inc.
4.125%, due 06/15/29 (a)	113,000	124,724
Johnson & Johnson
0.950%, due 09/01/27 (a)	100,000	97,648
1.300%, due 09/01/30 (a)	100,000	96,100
JPMorgan Chase & Co.
2.776%, due 04/25/23 (3 Month U.S. LIBOR + 0.935%) (a)(i)	187,000	188,155
3.875%, due 09/10/24 (a)	211,000	224,426
1.578%, due 04/22/27 (SOFR Rate + 0.885%) (a)(i)	150,000	148,335
1.953%, due 02/04/32 (SOFR Rate + 1.065%) (a)(i)	80,000	76,674
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (a)(i)	208,000	210,757
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 (a)	77,000	83,830
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23 (a)	77,000	78,732
Kite Realty Group LP
4.000%, due 10/01/26 (a)	109,000	115,599
Microsoft Corp.
2.400%, due 08/08/26 (a)	213,000	222,540
Morgan Stanley
0.560%, due 11/10/23 (SOFR Rate + 0.466%) (a)(i)	161,000	160,688
1.164%, due 10/21/25 (SOFR Rate + 0.560%) (a)(i)	110,000	108,927
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (a)(i)	257,000	261,618
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (a)(i)	200,000	197,685
2.239%, due 07/21/32 (SOFR Rate + 1.178%) (a)(i)	102,000	99,540
MPLX LP
4.875%, due 12/01/24 (a)	81,000	87,885
2.650%, due 08/15/30 (a)	59,000	58,852
Oracle Corp.
2.950%, due 04/01/30 (a)	231,000	232,771
O'Reilly Automotive, Inc.
3.600%, due 09/01/27 (a)	182,000	197,293
PepsiCo, Inc.
2.625%, due 07/29/29 (a)	92,000	96,651
Phillips 66
0.900%, due 02/15/24 (a)	78,000	77,506
Raytheon Technologies Corp.
3.200%, due 03/15/24 (a)	101,000	105,108
Realty Income Corp.
3.250%, due 01/15/31 (a)	194,000	208,065
Ross Stores, Inc.
4.600%, due 04/15/25 (a)	131,000	143,297
Sabine Pass Liquefaction LLC
5.625%, due 03/01/25 (a)	62,000	68,820
Sierra Pacific Power Co.
2.600%, due 05/01/26 (a)	140,000	145,691
Southwestern Electric Power Co.
1.650%, due 03/15/26 (a)	100,000	99,545
Steel Dynamics, Inc.
1.650%, due 10/15/27 (a)	80,000	78,285
The AES Corp.
1.375%, due 01/15/26 (a)	78,000	75,699
The Boeing Co.
4.875%, due 05/01/25 (a)	82,000	89,735
The Charles Schwab Corp.
3.300%, due 04/01/27 (a)	59,000	63,209
The Goldman Sachs Group, Inc.
2.908%, due 06/05/23 (3 Month U.S. LIBOR + 1.053%) (a)(i)	158,000	159,293
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (a)(i)	100,000	97,765
The Home Depot, Inc.
1.500%, due 09/15/28 (a)	133,000	130,999
The Walt Disney Co.
2.200%, due 01/13/28 (a)	79,000	80,472
T-Mobile USA, Inc.
3.750%, due 04/15/27 (a)	80,000	86,666
Verizon Communications, Inc.
4.329%, due 09/21/28 (a)	80,000	90,696
2.355%, due 03/15/32 (a)(e)	175,000	172,531
VMware, Inc.
1.000%, due 08/15/24 (a)	104,000	103,479
Walmart, Inc.
1.050%, due 09/17/26 (a)	166,000	163,876
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (a)(i)	249,000	254,988
		10,262,397
Total Corporate Bonds (Cost $11,837,264)		11,615,276

AFFILIATED REGISTERED INVESTMENT COMPANIES - 4.9%
Voya Emerging Markets Hard Currency Debt Fund - Class P	245,067	2,298,725
Voya High Yield Bond Fund - Class P	308,773	2,479,447
Voya Investment Grade Credit Fund - Class P	63,869	709,584
Voya Securitized Credit Fund - Class P	929,936	9,085,479
Total Affiliated Registered Investment Companies (Cost $14,329,420)		14,573,235
Total Investments at Value - 95.1% (Cost $226,772,549)		283,739,930
Other Assets in Excess of Liabilities - 4.9%		14,683,241
Net Assets - 100.0%		$298,423,171

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

(a)	Level 2 security.
(b)	Non-income producing security.
(c)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2021, representing 0.0% of net assets.
(d)	Illiquid security. The total value of such securities is $745,490 as of December 31, 2021, representing 0.3% of net assets.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of December 31, 2021, the value of these investments was $24,185,446, or 8.1% of total net assets.
(f)	Represents less than 0.1%.
(g)	This security or a partial position of this security is on loan at December 31, 2021. The total market value of securities on loan at December 31, 2021, was $91,599 (Note 8).
(h)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2021.
(i)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE INCOME OPPORTUNITIES FUND	December 31, 2021
SCHEDULE OF INVESTMENTS

		Par Value	Value
U.S. TREASURY OBLIGATIONS - 10.0%
U.S. Treasury Bonds - 1.9%
4.375%, due 02/15/38		$610,000	$838,750
2.250%, due 05/15/41		560,000	587,300
2.000%, due 11/15/41		709,000	715,758
3.000%, due 02/15/49		1,095,000	1,345,481
2.000%, due 02/15/50		495,000	502,502
1.250%, due 05/15/50		400,000	339,500
1.625%, due 11/15/50		1,300	1,210
2.000%, due 08/15/51		447,100	455,763
1.875%, due 11/15/51		910,000	902,748
			5,689,012
U.S. Treasury Notes - 8.1%
0.125%, due 02/28/23		5,140,000	5,119,119
0.125%, due 03/31/23		1,230,000	1,224,042
0.125%, due 04/30/23		950,000	944,805
0.125%, due 05/31/23		105,000	104,344
0.125%, due 10/15/23		1,291,000	1,278,090
0.750%, due 12/31/23		890,000	890,278
2.375%, due 02/29/24		155,000	160,280
0.250%, due 06/15/24		461,000	454,229
1.000%, due 12/15/24 (a)		5,729,700	5,735,072
0.375%, due 11/30/25		910,000	882,416
0.500%, due 02/28/26		760,000	738,269
2.375%, due 04/30/26		135,000	141,581
0.750%, due 08/31/26		240,000	234,600
2.000%, due 11/15/26		310,000	320,656
1.250%, due 11/30/26		33,400	33,384
1.250%, due 12/31/26		1,317,300	1,315,859
0.500%, due 06/30/27		790,000	755,684
0.375%, due 09/30/27		69,000	65,313
1.250%, due 09/30/28		228,100	225,462
1.500%, due 11/30/28		287,700	288,869
1.375%, due 12/31/28		2,179,500	2,169,965
2.625%, due 02/15/29		480,000	518,850
1.125%, due 02/15/31		47,000	45,605
1.375%, due 11/15/31 (a)		949,000	936,544
			24,583,316
U.S. Treasury Inflation-Protected Note - 0.0% (b)
0.125%, due 01/15/30		69,878	77,477
Total U.S. Treasury Obligations (Cost $30,065,405)			30,349,805

AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.3%
Federal Home Loan Mortgage Corp. - 2.5%
Freddie Mac REMICS
Series 2989, 33.182%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (c)		105,699	232,662
Series 4249, 4.576%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (c)		563,440	549,049
Series 4355, 4.000%, due 05/15/44		4,653,560	5,097,464
Freddie Mac STACR REMIC Trust 2020-DNA3
Series 2020-DNA3, 3.103%, due 06/25/50 (1 Month U.S. LIBOR + 3.000%) (c)(d)		52,320	52,393
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 2.003%, due 01/25/50 (1 Month U.S. LIBOR + 1.900%) (c)(d)		178,683	178,904
Freddie Mac STACR REMIC Trust 2021-HQA1
Series M-2, 2.300%, due 08/25/33 (SOFR 30 Day Average + 2.250%) (c)(d)		300,000	302,231
Freddie Mac STACR REMIC Trust 2021-HQA4
Series B-1, 3.800%, due 12/25/41 (SOFR 30 Day Average + 3.750%) (c)(d)		700,000	704,103
Freddie Mac STACR Trust 2019-HQA2
Series 2019-HQA2, 2.153%, due 04/25/49 (1 Month U.S. LIBOR + 2.050%) (c)(d)		380,879	382,724
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 4.103%, due 08/25/24 (1 Month U.S. LIBOR + 4.000%) (c)		49,515	50,374
Series 2017-DNA2, 1.303%, due 10/25/29 (1 Month U.S. LIBOR + 1.200%) (c)		13,060	13,065
			7,562,969
Federal Home Loan Mortgage Corp. Interest-Only Strips - 0.6%
FHLMC REMIC SERIES K-1515
Series K-1515, 1.512%, due 02/25/35 (e)		798,081	122,171
Freddie Mac Multiclass Certificates Series 2021-P011
Series X1, 1.846%, due 09/25/45 (e)		570,632	89,184
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-L06, 1.364%, due 12/25/29		956,000	82,637
Series K-109, 1.582%, due 04/25/30 (e)		668,463	74,876
Series K-117, 1.242%, due 08/25/30 (e)		1,294,300	115,812
Series K-G04, 0.853%, due 11/25/30 (e)		1,898,440	122,228
Series K-122, 0.883%, due 11/25/30 (e)		1,857,254	124,205
Series K-1517, 1.331%, due 07/25/35 (e)		898,896	127,147
Series K-1518, 0.871%, due 10/25/35 (e)		1,491,220	134,010
Series K-1521, 0.981%, due 08/25/36 (e)		819,547	88,614
Freddie Mac REMICS
Series 2980, 6.590%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (c)		406,557	56,513
Series 3311, 6.300%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (c)		1,522,791	345,570
Series 3359, 5.610%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (c)		718,665	107,334
Series 4077, 5.890%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (c)		416,222	60,618
Series 3966, 5.790%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (c)		737,411	106,082
Series 4089, 5.890%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (c)		598,435	93,937
			1,850,938
Federal National Mortgage Association - 0.7%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 2.403%, due 08/25/31 (1 Month U.S. LIBOR + 2.300%) (c)(d)		31,840	31,975
Connecticut Avenue Securities Trust 2019-R04
Series 2019-R04, 2.202%, due 06/25/39 (1 Month U.S. LIBOR + 2.100%) (c)(d)		7,157	7,164
Connecticut Avenue Securities Trust 2019-R06
Series 2019-R06, 2.202%, due 09/25/39 (1 Month U.S. LIBOR + 2.100%) (c)(d)		16,975	17,010
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 2.103%, due 01/25/40 (1 Month U.S. LIBOR + 2.000%) (c)(d)		367,796	369,050
Fannie Mae Connecticut Avenue Securities
Series 1M2, 4.103%, due 05/25/25 (1 Month U.S. LIBOR + 4.000%) (c)		175,607	178,887
Series 2015-C04, 5.653%, due 04/25/28 (1 Month U.S. LIBOR + 5.550%) (c)		104,291	108,768
Series 2016-C05, 4.553%, due 01/25/29 (1 Month U.S. LIBOR + 4.450%) (c)		235,776	244,329
Series 2017-C07, 2.602%, due 05/25/30 (1 Month U.S. LIBOR + 2.500%) (c)		296,521	300,830
Series 2018-C01, 2.353%, due 07/25/30 (1 Month U.S. LIBOR + 2.250%) (c)		211,281	213,648
Series 2018-C06, 2.103%, due 03/25/31 (1 Month U.S. LIBOR + 2.000%) (c)		327,868	330,481
Series 2018-C06, 2.203%, due 03/25/31 (1 Month U.S. LIBOR + 2.100%) (c)		402,353	405,610
			2,207,752
Federal National Mortgage Association Interest-Only Strips - 1.2%
Fannie Mae Interest Strip
3.500%, due 04/25/44		2,785,888	410,721
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31		3,413,084	131,454
Series 2014-63, 3.500%, due 06/25/33		1,449,028	41,669
Series 2007-50, 6.348%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (c)		2,523,313	464,438
Series 2009-78, 6.638%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (c)		3,639,030	806,828
Series 2011-124, 6.398%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (c)		524,575	89,635
Series 2012-20, 6.348%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (c)		483,492	77,182
Series 2012-76, 5.898%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (c)		245,735	41,893
Series 2014-28, 5.948%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (c)		1,496,686	242,433
Series 2017-53, 4.000%, due 07/25/47		208,124	22,716
Series 2008-22, 6.058%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (c)		1,751,332	323,496
Series PS, 5.948%, due 07/25/49 (6.050% - 1 Month U.S. LIBOR) (c)		6,018,977	1,053,690
			3,706,155
Government National Mortgage Association Interest-Only Strips - 0.3%
Government National Mortgage Association
Series 2010-133, 5.963%, due 10/16/40 (6.070% - 1 Month U.S. LIBOR) (c)		2,823,811	389,553
Series 2014-102, 5.546%, due 02/20/44 (5.650% - 1 Month U.S. LIBOR) (c)		2,192,489	251,764
Series 2018-083, 5.000%, due 01/20/48		1,103,083	113,549
			754,866
Total Agency Mortgage-Backed Obligations (Cost $15,629,247)			16,082,680

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 12.6%
280 Park Avenue 2017-280P Mortgage Trust
Series 2017-280P, 2.937%, due 09/15/34 (1 Month U.S. LIBOR + 2.827%) (c)(d)		168,000	165,936
ACE Securities Corp Mortgage Loan Trust Series 2007-D1
Series 2007-D1, 6.930%, due 02/25/38 (d)		444,427	428,778
Alen 2021-ACEN Mortgage Trust
Series 2021-ACEN, 3.210%, due 04/15/34 (1 Month U.S. LIBOR + 3.100%) (c)(d)		135,000	134,579
Alternative Loan Trust 2006-HY11
Series A-1, 0.342%, due 06/25/36 (1 Month U.S. LIBOR + 0.240%) (c)		292,502	262,320
Alternative Loan Trust 2006-OA6
Series FLT, 0.522%, due 07/25/46 (1 Month U.S. LIBOR + 0.420%) (c)		1,317,244	1,199,712
Alternative Loan Trust 2007-16CB
Series 2007-16CB, 6.250%, due 08/25/37		549,787	398,940
Alternative Loan Trust 2007-OA4
Series 2007-OA4, 0.442%, due 05/25/47 (1 Month U.S. LIBOR + 0.170%) (c)		315,657	303,659
Angel Oak Mortgage Trust I LLC 2019-2
Series 2019-2, 6.286%, due 03/25/49 (d)(e)		1,300,000	1,306,397
Arroyo Mortgage Trust 2019-1
Series 2019-1, 3.805%, due 01/25/49 (d)(e)		89,665	90,016
Arroyo Mortgage Trust 2019-2
Series 2019-2, 3.800%, due 04/25/49 (d)(e)		176,897	177,952
BBCMS 2019-BWAY Mortgage Trust
Series 2019-BWAY, 2.960%, due 11/15/34 (1 Month U.S. LIBOR + 2.850%) (c)(d)		100,000	94,727
BCRR 2016-FRR3 Trust
Series TRUST, 2.021%, due 05/26/26 (1 Month U.S. LIBOR + 18.348%) (c)(d)		797,720	726,890
Bear Stearns ARM Trust 2004-10
Series 2004-10, 2.568%, due 01/25/35 (e)		224,929	224,199
Benchmark 2018-B2 Mortgage Trust
Series 2018-B2, 4.197%, due 02/15/51 (e)		150,000	159,487
Benchmark 2020-B18 Mortgage Trust
Series 2020-B18, 3.759%, due 07/15/53 (d)		100,000	100,361
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.289%, due 09/15/48 (d)(e)		1,000,000	1,021,580
BF 2019-NYT Mortgage Trust
Series 2019-NYT, 2.610%, due 12/15/35 (1 Month U.S. LIBOR + 2.500%) (c)(d)		325,000	318,260
BPR Trust 2021-TY
Series 2021-TY, 2.460%, due 09/15/38 (1 Month U.S. LIBOR + 2.350%) (c)(d)		167,000	166,383
BX Commercial Mortgage Trust 2019-IMC
Series 2019-IMC, 3.010%, due 04/15/34 (1 Month U.S. LIBOR + 2.900%) (c)(d)		108,000	106,956
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 1.030%, due 10/15/36 (1 Month U.S. LIBOR + 0.920%) (c)(d)		337,866	337,768
BX Commercial Mortgage Trust 2021-21M
Series TR, 4.120%, due 10/15/36 (1 Month U.S. LIBOR + 4.010%) (c)(d)		162,000	160,459
BX Commercial Mortgage Trust 2021-SOAR
Series TR, 2.460%, due 06/15/38 (1 Month U.S. LIBOR + 2.350%) (c)(d)		1,000,000	992,337
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-VOLT, 0.810%, due 09/15/36 (1 Month U.S. LIBOR + 0.700%) (c)(d)		115,000	114,623
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-VOLT, 2.510%, due 09/15/36 (1 Month U.S. LIBOR + 2.400%) (c)(d)		167,000	165,431
BX Commercial Mortgage Trust 2021-XL2
Series E, 1.956%, due 10/15/38 (1 Month U.S. LIBOR + 1.846%) (c)(d)		164,000	162,982
BX Trust 2018-GW
Series 2018-GW, 3.030%, due 05/15/35 (1 Month U.S. LIBOR + 2.920%) (c)(d)		83,000	82,244
BX Trust 2019-CALM
Series 2019-CALM, 2.110%, due 11/15/32 (1 Month U.S. LIBOR + 2.000%) (c)(d)		195,000	193,934
BX TRUST 2021-BXMF
Series 2021-BXMF, 3.440%, due 10/15/26 (1 Month U.S. LIBOR + 3.350%) (c)(d)		162,000	158,846
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 2.983%, due 09/25/37 (e)		904,466	800,632
CIM Trust 2018-INV1
Series 2018-INV1, 4.000%, due 08/25/48 (d)(e)		393,908	402,221
CIM Trust 2019-INV2
Series 2019-INV2, 4.000%, due 05/25/49 (d)(e)		29,555	29,925
CIM Trust 2019-J1
Series 2019-J1, 3.983%, due 08/25/49 (d)(e)		184,458	185,187
Citigroup Commercial Mortgage Trust 2013-GC17
Series D, 5.102%, due 11/10/46 (d)(e)		100,000	94,063
Citigroup Commercial Mortgage Trust 2015-GC27
Series C, 4.419%, due 02/10/48 (e)		164,000	169,180
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 3.944%, due 07/10/49 (d)(e)		500,000	433,886
Citigroup Commercial Mortgage Trust 2018-C6
Series D, 5.065%, due 11/10/51 (d)(e)		380,000	396,061
Citigroup Commercial Mortgage Trust 2019-SMRT
Series E, 4.745%, due 01/10/36 (d)(e)		116,000	119,557
Citigroup Mortgage Loan Trust 2015-RP2
Series B-4, 4.250%, due 01/25/53 (d)		644,290	646,570
Citigroup Mortgage Loan Trust 2019-E
Series 2019-E, 3.228%, due 11/25/70 (d)		534,990	535,475
COMM 2014-CCRE16 Mortgage Trust
Series 2014-CCRE16, 4.919%, due 04/10/47 (e)		165,904	171,539
CSAIL 2020-C19 Commercial Mortgage Trust
Series 2020-C19, 2.500%, due 03/15/53 (d)		400,000	322,305
CSMC 2020-NET
Series 2020-NET, 3.704%, due 08/15/37 (d)(e)		118,000	119,940
CSMC Series 2019-NQM1
Series 2019-NQM1, 2.656%, due 10/25/59 (d)		33,353	33,631
CSMC Trust 2017-CHOP
Series 2017-CHOP, 3.660%, due 07/15/32 (1 Month U.S. LIBOR + 3.550%) (c)(d)		149,000	142,507
DBGS 2018-5BP Mortgage Trust
Series 2018-5BP, 1.610%, due 06/15/33 (1 Month U.S. LIBOR + 1.500%) (c)(d)		325,000	320,941
DBGS 2018-5BP Mortgage Trust
Series 2018-5BP, 2.710%, due 06/15/33 (1 Month U.S. LIBOR + 2.600%) (c)(d)		140,000	132,301
DBUBS 2011-LC2 Mortgage Trust
Series 2011-LC2, 3.749%, due 07/10/44 (1 Month U.S. LIBOR + 3.650%) (c)(d)		116,463	116,386
First Republic Mortgage Trust 2020-1
Series B-1, 2.876%, due 04/25/50 (d)(e)		697,009	705,119
Flagstar Mortgage Trust 2018-6RR
Series 2018-6RR, 4.942%, due 10/25/48 (d)(e)		467,723	484,552
Fontainebleau Miami Beach Trust 2019-FBLU
Series F, 3.963%, due 12/10/36 (d)(e)		120,000	117,961
Fontainebleau Miami Beach Trust 2019-FBLU
Series G, 3.963%, due 12/10/36 (d)(e)		112,000	106,141
FREMF 2018-KF49 Mortgage Trust
Series 2018-KF49, 1.994%, due 06/25/25 (1 Month U.S. LIBOR + 1.900%) (c)(d)		51,879	51,880
FREMF 2019-KF71 Mortgage Trust
Series 2019-KF71, 6.094%, due 10/25/29 (1 Month U.S. LIBOR + 6.000%) (c)(d)		199,165	201,481
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.000%, due 05/25/29 (d)		400,000	249,090
GCAT 2020-3 LLC
Series LLC, 2.981%, due 09/25/25 (d)		1,071,386	1,075,520
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 3.241%, due 12/15/36 (1 Month U.S. LIBOR + 3.131%) (c)(d)		124,000	116,257
GS Mortgage Securities Corp Trust 2012-ALOHA
Series 2012-ALOHA, 3.551%, due 04/10/34 (d)		116,000	115,942
GS Mortgage Securities Corp Trust 2018-LUAU
Series E, 2.660%, due 11/15/32 (1 Month U.S. LIBOR + 2.550%) (c)(d)		150,000	148,130
GS Mortgage Securities Corp Trust 2018-RIVR
Series C, 1.360%, due 07/15/35 (1 Month U.S. LIBOR + 1.250%) (c)(d)		122,000	118,339
GS Mortgage Securities Corp Trust 2018-RIVR
Series F, 2.210%, due 07/15/35 (1 Month U.S. LIBOR + 2.100%) (c)(d)		1,000,000	920,464
GS Mortgage-Backed Securities Corp Trust 2020-PJ6
Series A-4, 2.500%, due 05/25/51 (d)(e)		394,666	391,181
GSAA Home Equity Trust 2005-6
Series 2005-6, 0.747%, due 06/25/35 (1 Month U.S. LIBOR + 0.645%) (c)		814,605	817,872
GSAA Home Equity Trust 2006-4
Series 2006-4, 3.023%, due 03/25/36 (e)		456,645	344,195
GSAA Home Equity Trust 2007-7
Series 2007-7, 0.642%, due 07/25/37 (1 Month U.S. LIBOR + 0.540%) (c)		185,754	183,546
GSCG Trust 2019-600C
Series 2019-600C, 3.985%, due 09/06/34 (d)(e)		183,000	179,441
Home RE 2021-1 Ltd.
Series LTD, 2.402%, due 07/25/33 (1 Month U.S. LIBOR + 2.300%) (c)(d)		500,000	492,509
Homeward Opportunities Fund Trust 2020-BPL1
Series A2, 5.438%, due 08/25/25 (d)		497,846	505,941
HPLY Trust 2019-HIT
Series 2019-HIT, 3.260%, due 11/15/36 (1 Month U.S. LIBOR + 3.150%) (c)(d)		153,758	148,768
Hundred Acre Wood Trust 2021-INV1
Series A27, 2.500%, due 07/25/51 (d)(e)		375,561	372,011
IMT Trust 2017-APTS
Series 2017-APTS, 2.260%, due 06/15/34 (1 Month U.S. LIBOR + 2.150%) (c)(d)		128,148	126,389
IMT Trust 2017-APTS
Series 2017-APTS, 2.960%, due 06/15/34 (1 Month U.S. LIBOR + 2.850%) (c)(d)		39,430	39,346
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series D, 5.733%, due 08/15/46 (d)(e)		29,107	28,839
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13
Series E, 3.986%, due 01/15/46 (d)(e)		445,000	412,283
JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series 3.53820, 3.538%, due 07/15/47 (d)		119,975	121,772
JP Morgan Chase Commercial Mortgage Securities Trust 2018-AON
Series D, 4.613%, due 07/05/31 (d)(e)		382,000	392,368
JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ
Series E, 3.110%, due 06/15/35 (1 Month U.S. LIBOR + 3.000%) (c)(d)		21,600	21,546
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (d)(e)		141,000	143,593
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (d)(e)		1,400,000	1,403,626
JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Series E, 2.270%, due 07/15/36 (1 Month U.S. LIBOR + 2.160%) (c)(d)		125,000	122,935
JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 3.97200, 3.972%, due 01/16/37 (d)		100,000	97,991
JP Morgan Mortgage Trust 2018-8
Series 2018-8, 4.133%, due 01/25/49 (d)(e)		466,684	469,141
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.203%, due 03/25/50 (d)(e)		191,708	193,742
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.500%, due 03/25/50 (d)(e)		14,683	14,859
JP Morgan Mortgage Trust 2020-4
Series 2020-4, 3.000%, due 11/25/50 (d)(e)		275,173	277,654
JPMBB Commercial Mortgage Securities Trust 2015-C27
Series D, 3.806%, due 02/15/48 (d)(e)		124,000	110,867
Legacy Mortgage Asset Trust 2020-GS3
Series A2, 4.000%, due 05/25/60 (d)		900,000	896,184
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 4.586%, due 03/10/49 (d)(e)		274,000	284,082
MBRT 2019-MBR
Series 2019-MBR, 2.909%, due 11/15/36 (1 Month U.S. LIBOR + 2.799%) (c)(d)		100,000	98,501
Med Trust 2021-MDLN
Series 2021-MDLN, 5.360%, due 11/15/38 (1 Month U.S. LIBOR + 5.250%) (c)(d)		161,000	161,086
MF1 Multifamily Housing Mortgage Loan Trust
2.664%, due 07/15/36 (SOFR 30 Day Average + 2.614%) (c)(d)(f)		100,000	99,446
MFA 2020-NQM3 Trust
1.632%, due 01/26/65 (d)(e)		236,149	236,061
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-MHC, 2.711%, due 04/15/38 (1 Month U.S. LIBOR + 2.601%) (c)(d)		300,000	299,397
Morgan Stanley ABS Capital I Inc Trust 2006-NC1
Series 2006-NC1, 0.672%, due 12/25/35 (1 Month U.S. LIBOR + 0.570%) (c)		558,281	559,998
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 3.707%, due 11/15/46 (d)		220,000	158,486
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17
Series 2014-C17, 4.480%, due 08/15/47 (e)		117,000	120,850
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34
Series 2017-C34, 4.179%, due 11/15/52 (e)		170,000	179,833
Morgan Stanley Capital I Trust 2018-SUN
Series 2018-SUN, 2.660%, due 07/15/35 (1 Month U.S. LIBOR + 2.550%) (c)(d)		60,000	59,288
Morgan Stanley Capital I Trust 2018-SUN
Series 2018-SUN, 3.160%, due 07/15/35 (1 Month U.S. LIBOR + 3.050%) (c)(d)		40,000	39,692
Morgan Stanley Capital I Trust 2019-NUGS
Series E, 3.744%, due 12/15/36 (1 Month U.S. LIBOR + 2.244%) (c)(d)		147,000	146,238
Morgan Stanley Capital I Trust 2019-NUGS
Series F, 4.344%, due 12/15/36 (1 Month U.S. LIBOR + 2.844%) (c)(d)		125,000	123,079
Morgan Stanley Capital I Trust 2019-PLND
Series E, 2.260%, due 05/15/36 (1 Month U.S. LIBOR + 2.150%) (c)(d)		189,000	177,137
MSCG Trust 2018-SELF
Series 2018-SELF, 3.160%, due 10/15/37 (1 Month U.S. LIBOR + 3.050%) (c)(d)		150,000	149,169
NewRez Warehouse Securitization Trust 2021-1
Series 21-1, 5.352%, due 05/25/55 (1 Month U.S. LIBOR + 5.250%) (c)(d)		1,000,000	999,073
One New York Plaza Trust 2020-1NYP
Series C, 2.310%, due 01/15/36 (1 Month U.S. LIBOR + 2.200%) (c)(d)		160,000	160,447
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.869%, due 10/25/49 (d)(e)(f)		1,367,651	1,339,840
Provident Funding Mortgage Trust 2021-J1
Series 2.00000, 2.000%, due 10/25/51 (d)(e)		200,000	191,102
RATE Mortgage Trust 2021-HB1
Series FLT, 2.500%, due 12/25/51 (d)(e)		500,000	494,180
RCKT Mortgage Trust 2021-1
Series 2021-1, 2.726%, due 03/25/51 (d)(e)		490,094	472,184
Renaissance Home Equity Loan Trust 2004-4
Series 2004-4, 5.818%, due 02/25/35		344,778	349,655
RLGH Trust 2021-TROT
Series 2021-TROT, 1.824%, due 04/15/36 (1 Month U.S. LIBOR + 1.714%) (c)(d)		175,000	175,026
Sequoia Mortgage Trust 2021-3
Series B-3, 2.655%, due 05/25/51 (d)(e)		492,840	476,210
Soho Trust 2021-SOHO
Series 2021-SOHO, 2.697%, due 08/10/38 (d)(e)		168,000	158,115
SREIT Trust 2021-IND
Series 2021-IND, 2.645%, due 10/15/38 (1 Month U.S. LIBOR + 2.535%) (c)(d)		164,000	163,490
TTAN 2021-MHC
Series 2021-MHC, 3.010%, due 03/15/38 (1 Month U.S. LIBOR + 2.900%) (c)(d)		199,908	198,160
UBS Commercial Mortgage Trust 2017-C4
Series 2017-C4, 4.430%, due 10/15/50 (e)		250,000	254,875
Velocity Commercial Capital Loan Trust 2020-2
5.000%, due 05/25/50 (d)(e)		500,000	484,690
WaMu Mortgage Pass-Through Certificates Series 2007-HY3 Trust
Series 2007-HY3, 2.832%, due 03/25/37 (e)		410,092	383,998
Wells Fargo Commercial Mortgage Trust 2016-C37
Series C, 4.493%, due 12/15/49 (e)		132,000	139,489
Wells Fargo Commercial Mortgage Trust 2021-C59
Series E, 2.500%, due 04/15/54 (d)		400,000	326,484
WFRBS Commercial Mortgage Trust 2013-C12
Series 2013-C12, 3.500%, due 03/15/48 (d)		900,000	775,262
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 3.497%, due 08/15/47 (d)		300,000	243,818
Total Non-Agency Mortgage-Backed Obligations (Cost $38,528,893)			38,325,979

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS - 1.8%
BANK 2017-BNK8
Series 2017-BNK8, 1.269%, due 11/15/50 (d)(e)		7,050,000	469,197
BANK 2018-BNK11
Series 2018-BNK11, 0.470%, due 03/15/61 (e)		11,464,136	309,808
BANK 2019-BNK21
Series 2019-BNK21, 0.869%, due 10/17/52 (e)		4,275,763	236,390
BANK 2020-BNK30
Series 2020-BNK30, 1.332%, due 12/15/53 (e)		1,285,708	116,296
Barclays Commercial Mortgage Trust 2019-C3
Series 2019-C3, 1.340%, due 05/15/52 (e)		1,458,169	120,316
BBCMS Mortgage Trust 2021-C11
Series 2021-C11, 1.523%, due 09/15/54 (d)(e)		1,255,000	160,705
Benchmark 2018-B4 Mortgage Trust
Series 2018-B4, 1.750%, due 07/15/51 (d)(e)		7,000,000	688,538
Benchmark 2019-B10 Mortgage Trust
Series 2019-B10, 0.900%, due 03/15/62 (d)(e)		2,820,000	172,948
Benchmark 2020-B17 Mortgage Trust
Series 2020-B17, 1.418%, due 03/15/53 (e)		2,536,148	204,057
Benchmark 2020-B18 Mortgage Trust
Series 2020-B18, 1.792%, due 07/15/53 (e)		1,557,168	160,922
Benchmark 2020-B22 Mortgage Trust
Series 2020-B22, 1.520%, due 01/15/54 (e)		1,286,487	144,890
Benchmark 2021-B25 Mortgage Trust
Series 2021-B25, 1.110%, due 04/15/54 (e)		2,234,855	183,976
CD 2017-CD4 Mortgage Trust
Series 2017-CD4, 1.274%, due 05/10/50 (e)		1,695,055	80,323
CFCRE Commercial Mortgage Trust 2016-C4
Series 2016-C4, 1.635%, due 05/10/58 (e)		709,276	41,072
CFCRE Commercial Mortgage Trust 2017-C8
Series 2017-C8, 1.496%, due 06/15/50 (e)		1,161,443	73,451
Citigroup Commercial Mortgage Trust 2016-C1
Series XA, 1.829%, due 05/10/49 (e)		758,759	51,932
Citigroup Commercial Mortgage Trust 2017-P8
Series X-A, 0.890%, due 09/15/50 (e)		990,043	41,697
Citigroup Commercial Mortgage Trust 2019-C7
Series X-A, 0.874%, due 12/15/72 (e)		6,255,076	359,931
COMM 2012-LC4 Mortgage Trust
Series 2012-LC4, 1.759%, due 12/10/44 (d)(e)		3,733,071	198
COMM 2013-CCRE12 Mortgage Trust
Series 2013-CCRE12, 1.109%, due 10/10/46 (e)		3,037,280	49,040
COMM 2015-LC21 Mortgage Trust
Series 2015-LC21, 0.674%, due 07/10/48 (e)		1,442,997	29,296
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-C6, 1.866%, due 01/15/49 (e)		625,152	42,210
CSAIL 2017-CX10 Commercial Mortgage Trust
Series 2017-CX10, 0.708%, due 11/15/50 (e)		5,437,331	172,454
CSAIL 2018-CX12 Commercial Mortgage Trust
Series 2018-CX12, 0.570%, due 08/15/51 (e)		4,494,723	138,512
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 04/25/29 (d)		5,103,195	21,782
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 05/25/29 (d)		570,000	2,998
GS Mortgage Securities Corp II
Series 2013-GC10, 1.475%, due 02/10/46 (e)		1,783,135	18,601
GS Mortgage Securities Trust 2011-GC3
Series 2011-GC3, 0.291%, due 03/10/44 (d)(e)(f)		667,606	2,027
GS Mortgage Securities Trust 2019-GC42
Series X-A, 0.808%, due 09/01/52 (e)		2,317,793	119,668
GS Mortgage Securities Trust 2020-GC47
Series X-A, 1.131%, due 05/12/53 (e)		1,464,689	116,988
GS Mortgage Securities Trust 2020-GSA2
Series X-A, 1.735%, due 12/12/53 (d)(e)		1,210,232	145,264
JPMBB Commercial Mortgage Securities Trust 2014-C19
Series X-A, 0.655%, due 04/15/47 (e)		14,369,081	157,051
JPMDB Commercial Mortgage Securities Trust 2016-C2
Series X-A, 1.554%, due 06/15/49 (e)		1,003,433	48,831
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 1.766%, due 03/10/49 (d)(e)		1,194,703	42,865
LSTAR Commercial Mortgage Trust 2017-5
Series 2017-5, 0.857%, due 03/10/50 (d)(e)		2,149,875	50,574
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 0.944%, due 11/15/46 (e)		4,772,576	62,944
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19
Series 2014-C19, 0.965%, due 12/15/47 (e)		2,181,257	49,961
Morgan Stanley Capital I Trust 2016-UBS12
Series X-A, 0.706%, due 12/15/49 (e)		2,726,351	75,897
PMTT4
Series 2017-PM1, 0.000%, due 10/25/48 (d)		208,214,390	218,812
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-C5, 1.903%, due 10/10/48 (e)		1,064,060	62,167
UBS Commercial Mortgage Trust 2018-C9
Series 2018-C9, 0.874%, due 03/15/51 (e)		2,478,014	112,946
Wells Fargo Commercial Mortgage Trust 2018-C45
Series X-A, 0.796%, due 06/15/51 (e)		5,210,153	234,764
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $7,350,682)			5,592,299

ASSET-BACKED SECURITIES - 5.7%
Air Canada 2017-1 Class B Pass Through Trust
Series 2017-1, 3.700%, due 01/15/26 (d)		706,349	692,222
AMSR 2021-SFR1 Trust
Series 2021-SFR1, 2.900%, due 06/17/38 (d)		1,200,000	1,174,571
AMSR 2021-SFR3 Trust
Series 2021-SFR3, 4.896%, due 10/17/38 (d)		550,000	541,136
Applebee's Funding LLC
Series 2019-1, 4.194%, due 06/05/49 (d)		148,500	150,310
Series 2019-1, 4.723%, due 06/05/49 (d)		99,000	101,994
AQUA FIN TR 2021-A
Series 2021-A, 1.540%, due 07/17/46 (d)		139,979	138,487
CARDS II Trust
Series 2021-1, 0.931%, due 04/15/27 (d)		150,000	148,059
Carmax Auto Owner Trust 2019-3
Series 2019-3, 2.850%, due 01/15/26		100,000	102,139
Castlelake Aircraft Structured Trust 2019-1
Series 2091-1, 6.899%, due 04/15/39 (d)		923,003	755,083
CLNC 2019-FL1 Ltd.
Series 2019-FL1, 2.064%, due 08/20/35 (SOFR 30 Day Average + 2.014%) (c)(d)(f)		100,000	99,648
Commonbond Student Loan Trust 2018-BGS
Series C, 4.120%, due 09/25/45 (d)		10,832	10,937
Countrywide Asset-Backed Certificates
Series 2006-6, 0.442%, due 09/25/36 (1 Month U.S. LIBOR + 0.340%) (c)		695,969	689,457
DB Master Finance LLC
Series 2019-1, 4.021%, due 05/20/49 (d)		87,975	91,405
Domino's Pizza Master Issuer LLC
Series 3.15100, 3.151%, due 04/25/51 (d)		99,500	101,516
First Franklin Mortgage Loan Trust 2004-FF10
Series M-1, 1.377%, due 07/25/34 (1 Month U.S. LIBOR + 1.275%) (c)		210,831	211,382
FirstKey Homes 2020-SFR2 Trust
Series TR, 1.266%, due 10/19/37 (d)		99,716	97,004
Home Partners of America 2019-1 Trust
Series 2019-1, 3.157%, due 09/17/39 (d)		88,431	88,214
Jack in the Box Funding LLC
Series 4.47600, 4.476%, due 08/25/49 (d)		114,138	118,674
Marlette Funding Trust 2019-3
Series 2019-3, 3.070%, due 09/17/29 (d)		96,235	96,507
Mill City Solar Loan 2019-2 Ltd.
Series 2019-2, 3.690%, due 07/20/43 (d)		91,821	95,991
Mosaic Solar Loan Trust 2018-1
Series 2018-1, 4.010%, due 06/22/43 (d)		219,863	231,352
Mosaic Solar Loan Trust 2018-2-GS
Series 2018-2-GS, 4.200%, due 02/22/44 (d)		233,849	248,171
Series 2018-2-GS, 4.740%, due 02/22/44 (d)		291,567	302,981
MVW Owner Trust 2018-1
Series 2018-1, 3.450%, due 01/21/36 (d)		34,330	35,300
Navient Private Education Refi Loan Trust 2020-H
Series A, 1.310%, due 01/15/69 (d)		139,723	139,321
Neighborly Issuer LLC
Series A-2, 3.584%, due 04/30/51 (d)		497,500	495,749
Oscar US Funding XI LLC
Series A-4, 2.680%, due 09/10/26 (d)		150,000	152,678
Progress Residential 2020-SFR3 Trust
Series TR, 4.105%, due 10/17/27 (d)		2,000,000	2,023,199
Progress Residential 2021-SFR3
Series TR, 4.254%, due 05/17/26 (d)		1,100,000	1,082,915
Progress Residential Trust
Series TR, 4.003%, due 07/17/38 (d)		700,000	696,465
Santander Drive Auto Receivables Trust 2018-1
Series 2018-1, 4.370%, due 05/15/25 (d)		750,000	755,234
Sofi Consumer Loan Program 2018-1 Trust
Series C, 3.970%, due 02/25/27 (d)		250,000	251,939
Sofi Consumer Loan Program 2018-2 Trust
Series C, 4.250%, due 04/26/27 (d)		215,000	216,922
Sofi Consumer Loan Program 2018-3 Trust
Series C, 4.670%, due 08/25/27 (d)		150,000	153,788
SoFi Consumer Loan Program 2018-4 Trust
Series D, 4.760%, due 11/26/27 (d)		500,000	508,609
Sofi Professional Loan Program 2018-C Trust
Series R-1, 0.000%, due 01/25/48 (d)(f)		10,000	200,298
SoFi Professional Loan Program 2021-A Trust
0.000%, due 08/17/43 (d)		23,000	518,438
SoFi Professional Loan Program 2021-B Trust
Series TR, 0.000%, due 02/15/47 (d)(f)		10,000	601,293
Structured Asset Securities Corp Mortgage Loan Trust 2006-BC3
Series A3, 0.422%, due 10/25/36 (1 Month U.S. LIBOR + 0.320%) (c)		598,144	584,681
Sunnova Sol II Issuer LLC
Series A, 2.730%, due 11/01/55 (d)		490,138	491,864
Sunrun Xanadu Issuer 2019-1 LLC
Series 2019-1, 3.980%, due 06/30/54 (d)		120,350	126,614
Taco Bell Funding LLC
Series 2016-1, 4.970%, due 05/25/46 (d)		413,515	431,369
Series 1.94600, 1.946%, due 08/25/51 (d)		100,000	97,981
United Airlines 2020-1 Class A Pass Through Trust
Series 2020-1, 5.875%, due 10/15/27		293,572	320,728
VOLT XCII LLC
Series 2021-NPL1, 4.949%, due 02/27/51 (d)		700,000	697,928
Wendy's Funding LLC
Series 2019-1, 3.783%, due 06/15/49 (d)		92,000	96,098
Wingstop Funding LLC
Series 2020-1, 2.841%, due 12/05/50 (d)		248,750	247,817
Zaxby's Funding LLC
Series 2021-1, 3.238%, due 07/30/51 (d)		149,625	151,874
Total Asset-Backed Securities (Cost $17,700,349)			17,366,342

COLLATERALIZED LOAN OBLIGATIONS - 5.3% (c)
ACREC 2021-FL1 Ltd.
Series 2021-FL1, 2.254%, due 10/16/36 (1 Month U.S. LIBOR + 2.150%) (d)(f)		375,000	373,289
ALM 2020 Ltd.
Series 2020-1, 1.974%, due 10/15/29 (3 Month U.S. LIBOR + 1.850%) (d)		500,000	499,377
Annisa CLO Ltd. 2016-2
Series 2016-R, 2.132%, due 07/20/31 (3 Month U.S. LIBOR + 2.000%) (d)		1,000,000	1,000,063
Apidos CLO XXII
Series 2015-22R, 2.082%, due 04/20/31 (3 Month U.S. LIBOR + 1.950%) (d)		500,000	494,722
Arbor Realty Collateralized Loan Obligation 2020-FL1 Ltd.
Series 2020-FL1, 2.614%, due 02/15/35 (SOFR 30 Day Average + 2.564%) (d)(f)		170,000	169,684
Ares XLIX CLO Ltd.
Series 2018-49, 2.078%, due 07/22/30 (3 Month U.S. LIBOR + 1.950%) (d)		1,000,000	999,895
Atrium IX
Series 2013-40R, 3.776%, due 05/28/30 (3 Month U.S. LIBOR + 3.600%) (d)		500,000	499,248
BDS 2019-FL4 Ltd.
Series 2019-FL4, 1.859%, due 08/15/36 (1 Month U.S. LIBOR + 1.750%) (d)(f)		100,000	99,741
BDS 2020-FL5 Ltd.
Series LTD, 2.214%, due 02/16/37 (SOFR 30 Day Average + 2.164%) (d)(f)		340,000	338,986
Benefit Street Partners CLO X Ltd.
Series FLT, 2.282%, due 04/20/34 (3 Month U.S. LIBOR + 2.150%) (d)		250,000	248,874
BlueMountain CLO XXVIII Ltd.
Series C, 2.124%, due 04/15/34 (3 Month U.S. LIBOR + 2.000%) (d)		250,000	248,138
Canyon Capital CLO 2014-1 Ltd.
Series 2014-1R, 2.882%, due 01/30/31 (3 Month U.S. LIBOR + 2.750%) (d)		250,000	242,176
Canyon Capital CLO 2021-2 Ltd.
Series D, 3.474%, due 04/15/34 (3 Month U.S. LIBOR + 3.350%) (d)		500,000	496,631
Carlyle Global Market Strategies CLO 2015-3 Ltd.
Series C-R, 2.986%, due 07/28/28 (3 Month U.S. LIBOR + 2.850%) (d)		500,000	497,510
CIFC Funding 2015-IV Ltd.
Series IVR2, 2.032%, due 04/20/34 (3 Month U.S. LIBOR + 1.900%) (d)		250,000	246,955
CIFC Funding 2021-IV Ltd.
Series 2021-IV, 3.024%, due 07/15/33 (3 Month U.S. LIBOR + 2.900%) (d)		500,000	500,022
Columbia Cent CLO 27 Ltd.
4.010%, due 01/25/35 (3 Month U.S. LIBOR + 3.830%) (d)		500,000	497,086
Dryden 33 Senior Loan Fund
Series FLT, 3.774%, due 04/15/29 (3 Month U.S. LIBOR + 3.650%) (d)		500,000	498,155
Dryden 40 Senior Loan Fund
Series 2015-40R, 2.256%, due 08/15/31 (3 Month U.S. LIBOR + 2.100%) (d)		500,000	498,584
Goldentree Loan Management US CLO 2 Ltd.
Series D, 2.782%, due 11/28/30 (3 Month U.S. LIBOR + 2.650%) (d)		500,000	493,320
Greystone CRE Notes 2019-FL2 Ltd.
Series C, 2.110%, due 09/15/37 (1 Month U.S. LIBOR + 2.000%) (d)(f)		200,000	199,884
Greystone CRE Notes 2019-FL2 Ltd.
Series D, 2.510%, due 09/15/37 (1 Month U.S. LIBOR + 2.400%) (d)(f)		183,000	181,993
Hayfin Kingsland VIII Ltd.
Series 2018-8, 1.612%, due 04/20/31 (3 Month U.S. LIBOR + 1.480%) (d)		500,000	495,307
LCM XXIV Ltd.
Series LTD, 2.032%, due 03/20/30 (3 Month U.S. LIBOR + 1.900%) (d)		250,000	249,051
Madison Park Funding XXI Ltd.
Series FLT, 2.318%, due 10/15/32 (3 Month U.S. LIBOR + 2.200%) (d)		250,000	249,998
Neuberger Berman Loan Advisers CLO 40 Ltd.
Series C, 1.872%, due 04/16/33 (3 Month U.S. LIBOR + 1.750%) (d)		250,000	249,999
Oaktree CLO 2021-2 Ltd.
2.348%, due 01/15/35 (3 Month U.S. LIBOR + 2.250%) (d)		500,000	498,881
Octagon Investment Partners 30 Ltd.
Series B-R, 2.082%, due 03/17/30 (3 Month U.S. LIBOR + 1.950%) (d)		250,000	248,822
Octagon Investment Partners 31 LLC
Series C-R, 2.182%, due 07/20/30 (3 Month U.S. LIBOR + 2.050%) (d)		280,000	279,474
Octagon Investment Partners XIV Ltd.
Series LTD, 4.024%, due 07/15/29 (3 Month U.S. LIBOR + 3.900%) (d)		500,000	500,115
OHA Credit Funding 5 Ltd.
Series E, 6.372%, due 04/18/33 (3 Month U.S. LIBOR + 6.250%) (d)		500,000	498,074
OHA Credit Funding 8 Ltd.
Series 2021-8, 2.022%, due 01/18/34 (3 Month U.S. LIBOR + 1.900%) (d)		250,000	247,272
OHA Credit Partners XIII Ltd.
Series D-R, 3.346%, due 10/25/34 (3 Month U.S. LIBOR + 3.200%) (d)		500,000	498,406
OHA Loan Funding 2013-1 Ltd.
Series FLT, 2.194%, due 07/23/31 (3 Month U.S. LIBOR + 2.070%) (d)		500,000	497,503
Palmer Square CLO 2015-1 Ltd.
Series FLT, 2.010%, due 05/21/34 (3 Month U.S. LIBOR + 1.850%) (d)		500,000	493,405
Sound Point CLO XIV Ltd.
Series C-R, 2.174%, due 01/23/29 (3 Month U.S. LIBOR + 2.050%) (d)		250,000	249,233
TCI-Flatiron CLO 2018-1 Ltd.
Series C-R, 1.879%, due 01/29/32 (3 Month U.S. LIBOR + 1.750%) (d)		250,000	249,999
TCW CLO 2021-1 Ltd.
Series LTD, 2.032%, due 03/18/34 (3 Month U.S. LIBOR + 1.900%) (d)		250,000	247,173
Venture XIV CLO Ltd.
Series FLT, 1.726%, due 08/28/29 (3 Month U.S. LIBOR + 1.550%) (d)		500,000	500,036
Wind River 2014-3 CLO Ltd.
Series FLT, 3.528%, due 10/22/31 (3 Month U.S. LIBOR + 3.400%) (d)		500,000	491,347
Total Collateralized Loan Obligations (Cost $16,098,377)			16,068,428

CORPORATE BONDS - 17.6%
Basic Materials - 0.8%
Arconic Corp.
6.125%, due 02/15/28 (d)		55,000	58,300
Cleveland-Cliffs, Inc.
4.625%, due 03/01/29 (d)		295,000	303,112
4.875%, due 03/01/31 (d)		180,000	186,975
Coeur Mining, Inc.
5.125%, due 02/15/29 (a)(d)		25,000	22,969
Compass Minerals International, Inc.
6.750%, due 12/01/27 (d)		25,000	26,438
CVR Partners LP
6.125%, due 06/15/28 (d)		30,000	31,681
Ecolab, Inc.
1.000%, due 01/15/24	EUR	150,000	174,105
Freeport-McMoRan, Inc.
4.125%, due 03/01/28		$50,000	51,750
4.625%, due 08/01/30		200,000	214,000
5.450%, due 03/15/43		480,000	603,600
Glatfelter Corp.
4.750%, due 11/15/29 (d)		65,000	67,031
Glencore Funding LLC
1.625%, due 04/27/26 (d)		60,000	58,872
3.375%, due 09/23/51 (d)		40,000	38,373
Illuminate Buyer LLC
9.000%, due 07/01/28 (d)		25,000	26,625
Iris Holdings, Inc.
8.750%, due 02/15/26 (d)		25,000	25,279
Joseph T Ryerson & Son, Inc.
8.500%, due 08/01/28 (d)		4,000	4,345
Kraton Polymers LLC
4.250%, due 12/15/25 (d)		75,000	77,438
LSF11 A5 HoldCo LLC
6.625%, due 10/15/29 (d)		25,000	24,625
Novelis Corp.
3.875%, due 08/15/31 (d)		25,000	24,875
Olin Corp.
5.125%, due 09/15/27		25,000	25,750
Schweitzer-Mauduit International, Inc.
6.875%, due 10/01/26 (d)		25,000	26,125
SCIH Salt Holdings, Inc.
4.875%, due 05/01/28 (d)		185,000	177,600
Tronox, Inc.
4.625%, due 03/15/29 (d)		20,000	19,850
Unifrax Escrow Issuer Corp.
5.250%, due 09/30/28 (d)		50,000	50,375
Venator Finance Sarl
5.750%, due 07/15/25 (d)		10,000	9,575
WR Grace Holdings LLC
5.625%, due 08/15/29 (d)		60,000	61,200
			2,390,868
Communications - 2.3%
AMC Networks, Inc.
4.250%, due 02/15/29		25,000	24,875
ANGI Group LLC
3.875%, due 08/15/28 (d)		135,000	131,962
AT&T, Inc.
3.500%, due 09/15/53		120,000	120,913
3.550%, due 09/15/55		33,000	32,966
Audacy Capital Corp.
6.500%, due 05/01/27 (d)		20,000	19,500
Avaya, Inc.
6.125%, due 09/15/28 (d)		35,000	37,100
Beasley Mezzanine Holdings LLC
8.625%, due 02/01/26 (d)		25,000	24,687
CCO Holdings LLC
5.125%, due 05/01/27 (d)		360,000	372,600
4.750%, due 03/01/30 (d)		230,000	239,775
4.500%, due 08/15/30 (d)		125,000	128,125
4.250%, due 02/01/31 (d)		35,000	35,350
4.500%, due 06/01/33 (d)		100,000	101,875
4.250%, due 01/15/34 (d)		55,000	54,037
Cengage Learning, Inc.
9.500%, due 06/15/24 (d)		40,000	40,250
Charter Communications Operating LLC
4.908%, due 07/23/25		170,000	187,107
2.800%, due 04/01/31		130,000	128,848
5.750%, due 04/01/48		180,000	225,043
5.125%, due 07/01/49		405,000	465,047
Clear Channel Outdoor Holdings, Inc.
7.500%, due 06/01/29 (d)		25,000	26,625
Comcast Corp.
3.400%, due 04/01/30		85,000	92,436
CommScope Technologies LLC
5.000%, due 03/15/27 (d)		25,000	23,406
CommScope, Inc.
4.750%, due 09/01/29 (d)		40,000	39,650
CSC Holdings LLC
5.250%, due 06/01/24		25,000	26,062
Diamond Sports Group LLC
5.375%, due 08/15/26 (d)		20,000	10,000
Directv Financing LLC
5.875%, due 08/15/27 (d)		60,000	61,350
DISH DBS Corp.
5.750%, due 12/01/28 (d)		30,000	30,225
5.125%, due 06/01/29		50,000	45,500
DISH Network Corp. CVRT
3.375%, due 08/15/26		125,000	117,290
Embarq Corp.
7.995%, due 06/01/36		25,000	28,187
Expedia Group, Inc.
5.000%, due 02/15/26		85,000	94,685
3.250%, due 02/15/30		85,000	86,856
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (d)		10,000	10,575
5.000%, due 05/01/28 (d)		50,000	51,312
6.000%, due 01/15/30 (d)		35,000	35,088
GCI LLC
4.750%, due 10/15/28 (d)		124,000	127,100
Gray Escrow II, Inc.
5.375%, due 11/15/31 (d)		25,000	25,688
Hughes Satellite Systems Corp.
6.625%, due 08/01/26		25,000	27,938
iHeartCommunications, Inc.
8.375%, due 05/01/27		25,000	26,375
Liberty Broadband Corp. CVRT
1.250%, due 09/30/50 (d)		245,000	241,884
2.750%, due 09/30/50 (d)		165,000	167,408
Liberty Media Corp. CVRT
0.500%, due 12/01/50 (d)		100,000	143,392
Lumen Technologies, Inc.
5.125%, due 12/15/26 (d)		40,000	41,650
4.000%, due 02/15/27 (d)		30,000	30,337
Match Group Holdings II LLC
4.125%, due 08/01/30 (d)		200,000	202,250
McGraw-Hill Education, Inc.
8.000%, due 08/01/29 (d)		25,000	24,750
MercadoLibre, Inc.
2.375%, due 01/14/26		200,000	193,000
Midas OpCo Holdings LLC
5.625%, due 08/15/29 (d)		25,000	25,563
Midcontinent Communications
5.375%, due 08/15/27 (d)		25,000	25,719
Netflix, Inc.
4.375%, due 11/15/26		135,000	149,512
4.875%, due 04/15/28		60,000	68,400
5.875%, due 11/15/28		25,000	30,063
5.375%, due 11/15/29 (d)		210,000	249,375
News Corp.
3.875%, due 05/15/29 (d)		395,000	398,456
Radiate Holdco LLC
4.500%, due 09/15/26 (d)		25,000	25,188
Scripps Escrow II, Inc.
3.875%, due 01/15/29 (d)		25,000	24,938
Scripps Escrow, Inc.
5.875%, due 07/15/27 (d)		45,000	47,081
Sinclair Television Group, Inc.
4.125%, due 12/01/30 (d)		25,000	23,625
Sirius XM Radio, Inc.
5.000%, due 08/01/27 (d)		25,000	25,906
4.125%, due 07/01/30 (d)		20,000	20,050
Spanish Broadcasting System, Inc.
9.750%, due 03/01/26 (d)		25,000	25,813
Sprint Capital Corp.
8.750%, due 03/15/32		210,000	316,050
Sprint Corp.
7.125%, due 06/15/24		35,000	39,244
7.625%, due 03/01/26		25,000	29,906
TEGNA, Inc.
5.000%, due 09/15/29		25,000	25,625
T-Mobile USA, Inc.
2.250%, due 02/15/26		90,000	90,125
2.625%, due 04/15/26		45,000	45,306
4.750%, due 02/01/28		35,000	36,837
2.625%, due 02/15/29		90,000	88,565
3.375%, due 04/15/29		110,000	112,296
3.375%, due 04/15/29 (d)		5,000	5,083
2.875%, due 02/15/31		100,000	98,375
3.500%, due 04/15/31		65,000	67,385
3.500%, due 04/15/31 (d)		90,000	93,303
Townsquare Media, Inc.
6.875%, due 02/01/26 (d)		30,000	31,875
Uber Technologies, Inc.
4.500%, due 08/15/29 (d)		30,000	30,600
Uber Technologies, Inc. CVRT
0.000%, due 12/15/25		195,000	192,764
Univision Communications, Inc.
6.625%, due 06/01/27 (d)		25,000	26,875
4.500%, due 05/01/29 (d)		30,000	30,300
Urban One, Inc.
7.375%, due 02/01/28 (d)		25,000	25,750
Verizon Communications, Inc.
1.256%, due 05/15/25 (3 Month U.S. LIBOR + 1.100%) (c)		90,000	91,566
ViacomCBS, Inc.
6.250%, due 02/28/57 (3 Month U.S. LIBOR + 3.899%) (c)		25,000	28,125
Viasat, Inc.
5.625%, due 09/15/25 (d)		25,000	25,125
Viavi Solutions, Inc.
3.750%, due 10/01/29 (d)		25,000	24,938
			7,096,786
Consumer, Cyclical - 3.3%
Academy Ltd.
6.000%, due 11/15/27 (d)		25,000	26,656
Adams Homes, Inc.
7.500%, due 02/15/25 (d)		25,000	26,062
Affinity Gaming
6.875%, due 12/15/27 (d)		25,000	26,000
Allison Transmission, Inc.
5.875%, due 06/01/29 (d)		25,000	27,187
American Airlines Group, Inc.
5.000%, due 06/01/22 (d)		160,000	159,600
American Airlines Group, Inc. CVRT
6.500%, due 07/01/25		285,000	392,556
American Airlines, Inc.
5.500%, due 04/20/26 (d)		220,000	228,800
5.750%, due 04/20/29 (d)		310,000	331,700
American Axle & Manufacturing, Inc.
5.000%, due 10/01/29 (a)		45,000	43,987
Arko Corp.
5.125%, due 11/15/29 (d)		25,000	24,031
Asbury Automotive Group, Inc.
4.750%, due 03/01/30		25,000	25,500
At Home Group, Inc.
7.125%, due 07/15/29 (d)		20,000	19,750
Bath & Body Works, Inc.
6.750%, due 07/01/36		25,000	30,875
Boyd Gaming Corp.
4.750%, due 06/15/31 (d)		25,000	25,562
Boyne USA, Inc.
4.750%, due 05/15/29 (d)		110,000	113,300
Burlington Stores, Inc. CVRT
2.250%, due 04/15/25		225,000	333,470
Caesars Entertainment, Inc.
6.250%, due 07/01/25 (d)		25,000	26,156
4.625%, due 10/15/29 (d)		55,000	55,206
CCM Merger, Inc.
6.375%, due 05/01/26 (d)		25,000	26,187
Cedar Fair LP
5.250%, due 07/15/29		30,000	30,750
Century Communities, Inc.
3.875%, due 08/15/29 (d)		25,000	25,250
Clarios Global LP
6.250%, due 05/15/26 (d)		39,000	41,243
Dealer Tire LLC
8.000%, due 02/01/28 (d)		5,000	5,187
Delta Air Lines 2020-1 Class A Pass Through Trust
2.500%, due 06/10/28		86,446	86,107
Delta Air Lines, Inc.
2.900%, due 10/28/24		200,000	203,500
4.500%, due 10/20/25 (d)		150,000	157,157
7.375%, due 01/15/26		35,000	41,213
4.750%, due 10/20/28 (d)		958,000	1,047,572
Dollar Tree, Inc.
4.000%, due 05/15/25		170,000	182,726
Ferrellgas LP
5.375%, due 04/01/26 (d)		25,000	24,250
Foot Locker, Inc.
4.000%, due 10/01/29 (d)		25,000	24,844
Ford Motor Co.
3.250%, due 02/12/32		175,000	178,811
Ford Motor Credit Co. LLC
3.350%, due 11/01/22		200,000	202,484
3.370%, due 11/17/23		200,000	205,491
2.748%, due 06/14/24	GBP	100,000	136,176
4.125%, due 08/17/27		$300,000	323,681
3.625%, due 06/17/31		245,000	255,050
Foundation Building Materials, Inc.
6.000%, due 03/01/29 (d)		25,000	24,562
General Motors Financial Co., Inc.
2.400%, due 10/15/28		95,000	94,503
Golden Entertainment, Inc.
7.625%, due 04/15/26 (d)		25,000	26,125
Golden Nugget, Inc.
6.750%, due 10/15/24 (d)		65,000	64,919
Hilton Domestic Operating Co., Inc.
4.875%, due 01/15/30		65,000	69,469
3.625%, due 02/15/32 (d)		100,000	99,125
Hyatt Hotels Corp.
5.750%, due 04/23/30		148,000	176,930
Installed Building Products, Inc.
5.750%, due 02/01/28 (d)		25,000	25,937
Interface, Inc.
5.500%, due 12/01/28 (d)		25,000	26,187
IRB Holding Corp.
7.000%, due 06/15/25 (d)		25,000	26,406
LBM Acquisition LLC
6.250%, due 01/15/29 (d)		25,000	24,875
LCM Investments Holdings II LLC
4.875%, due 05/01/29 (d)		25,000	25,562
LGI Homes, Inc.
4.000%, due 07/15/29 (d)		25,000	24,906
Lions Gate Capital Holdings LLC
5.500%, due 04/15/29 (d)		255,000	258,187
Live Nation Entertainment, Inc.
6.500%, due 05/15/27 (d)		40,000	43,700
M/I Homes, Inc.
3.950%, due 02/15/30		25,000	24,625
Marriott International, Inc.
3.125%, due 06/15/26		90,000	93,970
McDonald's Corp.
3.600%, due 07/01/30		85,000	93,940
Meritage Homes Corp.
5.125%, due 06/06/27		25,000	27,563
Meritor, Inc.
4.500%, due 12/15/28 (d)		25,000	25,125
MGM Resorts International
5.500%, due 04/15/27		25,000	26,812
4.750%, due 10/15/28		20,000	20,700
Midwest Gaming Borrower LLC
4.875%, due 05/01/29 (d)		55,000	55,550
Mileage Plus Holdings LLC
6.500%, due 06/20/27 (d)		175,000	186,813
Murphy Oil USA, Inc.
5.625%, due 05/01/27		25,000	26,063
Newell Brands, Inc.
4.700%, due 04/01/26		35,000	38,106
Penn National Gaming, Inc.
4.125%, due 07/01/29 (d)		25,000	24,250
Premier Entertainment Sub LLC
5.625%, due 09/01/29 (d)		50,000	49,625
5.875%, due 09/01/31 (d)		50,000	49,875
Real Hero Merger Sub 2, Inc.
6.250%, due 02/01/29 (d)		25,000	24,969
Scientific Games International, Inc.
5.000%, due 10/15/25 (d)		25,000	25,719
7.250%, due 11/15/29 (d)		30,000	33,487
Shea Homes LP
4.750%, due 04/01/29 (d)		25,000	25,563
Sizzling Platter LLC
8.500%, due 11/28/25 (d)		25,000	25,406
Sonic Automotive, Inc.
4.625%, due 11/15/29 (d)		85,000	85,425
Southwest Airlines Co. CVRT
1.250%, due 05/01/25		180,000	239,935
Specialty Building Products Holdings LLC
6.375%, due 09/30/26 (d)		25,000	26,156
Speedway Motorsports LLC
4.875%, due 11/01/27 (d)		25,000	25,375
SRS Distribution, Inc.
4.625%, due 07/01/28 (d)		50,000	50,437
6.125%, due 07/01/29 (d)		25,000	25,219
Staples, Inc.
7.500%, due 04/15/26 (d)		25,000	25,563
10.750%, due 04/15/27 (d)		25,000	23,500
Station Casinos LLC
4.500%, due 02/15/28 (d)		25,000	25,125
STL Holding Co. LLC
7.500%, due 02/15/26 (d)		25,000	26,375
Suburban Propane Partners LP
5.000%, due 06/01/31 (d)		55,000	55,688
SWF Escrow Issuer Corp.
6.500%, due 10/01/29 (d)		50,000	47,875
Tempur Sealy International, Inc.
3.875%, due 10/15/31 (d)		25,000	24,938
The Gap, Inc.
3.875%, due 10/01/31 (d)		25,000	24,656
The Goodyear Tire & Rubber Co.
5.250%, due 07/15/31 (d)		50,000	54,000
The Michaels Cos., Inc.
5.250%, due 05/01/28 (d)		5,000	5,000
The Scotts Miracle-Gro Co.
4.375%, due 02/01/32 (d)		25,000	24,938
The William Carter Co.
5.625%, due 03/15/27 (d)		25,000	25,781
Travel + Leisure Co.
6.625%, due 07/31/26 (d)		132,000	145,530
4.500%, due 12/01/29 (d)		82,000	82,000
Tri Pointe Homes, Inc.
5.700%, due 06/15/28		25,000	27,563
United Airlines Holdings, Inc.
4.875%, due 01/15/25 (a)		25,000	25,844
United Airlines, Inc.
4.625%, due 04/15/29 (d)		30,000	30,975
Univar Solutions USA, Inc.
5.125%, due 12/01/27 (d)		25,000	26,063
Victoria's Secret & Co.
4.625%, due 07/15/29 (d)		90,000	91,800
Wheel Pros, Inc.
6.500%, due 05/15/29 (d)		25,000	24,000
Williams Scotsman International, Inc.
4.625%, due 08/15/28 (d)		25,000	25,719
WMG Acquisition Corp.
3.000%, due 02/15/31 (d)		440,000	421,850
Wolverine World Wide, Inc.
4.000%, due 08/15/29 (d)		25,000	24,063
Wyndham Hotels & Resorts, Inc.
4.375%, due 08/15/28 (d)		145,000	149,350
Yum! Brands, Inc.
4.750%, due 01/15/30 (d)		402,000	433,658
3.625%, due 03/15/31		365,000	363,175
4.625%, due 01/31/32		175,000	185,281
			9,876,488
Consumer, Non-cyclical - 3.7%
AbbVie, Inc.
4.700%, due 05/14/45		145,000	179,475
Acadia Healthcare Co., Inc.
5.500%, due 07/01/28 (d)		25,000	26,156
ACCO Brands Corp.
4.250%, due 03/15/29 (d)		25,000	24,812
Albertsons Cos., Inc.
3.500%, due 03/15/29 (d)		25,000	25,031
Allied Universal Holdco LLC
6.625%, due 07/15/26 (d)		40,000	41,950
9.750%, due 07/15/27 (d)		70,000	74,725
Alta Equipment Group, Inc.
5.625%, due 04/15/26 (d)		25,000	25,594
Altria Group, Inc.
4.450%, due 05/06/50		85,000	88,182
AMN Healthcare, Inc.
4.625%, due 10/01/27 (d)		25,000	25,730
Anheuser-Busch Cos. LLC
4.900%, due 02/01/46		70,000	88,389
Anthem, Inc.
2.375%, due 01/15/25		90,000	92,672
APi Escrow Corp.
4.750%, due 10/15/29 (d)		25,000	25,375
Block, Inc.
3.500%, due 06/01/31 (d)		85,000	87,550
Catalent Pharma Solutions, Inc.
5.000%, due 07/15/27 (d)		25,000	25,844
Centene Corp.
4.625%, due 12/15/29		65,000	69,875
3.375%, due 02/15/30		435,000	444,788
3.000%, due 10/15/30		500,000	508,125
2.500%, due 03/01/31		320,000	310,855
2.625%, due 08/01/31		15,000	14,700
Chobani LLC
4.625%, due 11/15/28 (d)		10,000	10,225
Cigna Corp.
4.900%, due 12/15/48		140,000	180,802
Community Health Systems, Inc.
6.000%, due 01/15/29 (d)		45,000	48,094
6.875%, due 04/15/29 (d)		45,000	45,900
Constellation Brands, Inc.
3.150%, due 08/01/29		155,000	162,824
CoreLogic, Inc.
4.500%, due 05/01/28 (d)		25,000	24,750
CoStar Group, Inc.
2.800%, due 07/15/30 (d)		115,000	115,238
Coty, Inc.
5.000%, due 04/15/26 (d)		30,000	30,600
CPI CG, Inc.
8.625%, due 03/15/26 (d)		15,000	15,844
CVS Health Corp.
5.050%, due 03/25/48		110,000	143,243
DaVita, Inc.
4.625%, due 06/01/30 (d)		25,000	25,594
Encompass Health Corp.
4.625%, due 04/01/31		5,000	5,087
Flowers Foods, Inc.
2.400%, due 03/15/31		90,000	88,319
Gartner, Inc.
3.750%, due 10/01/30 (d)		125,000	126,875
Graham Holdings Co.
5.750%, due 06/01/26 (d)		25,000	25,969
HCA, Inc.
5.375%, due 02/01/25		370,000	405,150
4.125%, due 06/15/29		445,000	491,169
3.500%, due 09/01/30		746,000	785,165
KeHE Distributors LLC
8.625%, due 10/15/26 (d)		21,000	22,496
Kraft Heinz Foods Co.
3.000%, due 06/01/26		125,000	130,773
3.875%, due 05/15/27		75,000	80,761
4.250%, due 03/01/31		390,000	443,780
5.000%, due 07/15/35		30,000	36,644
6.875%, due 01/26/39		335,000	490,769
7.125%, due 08/01/39 (d)		35,000	53,086
4.625%, due 10/01/39		220,000	256,692
5.200%, due 07/15/45		45,000	57,110
4.375%, due 06/01/46		55,000	64,252
Kronos Acquisition Holdings, Inc.
5.000%, due 12/31/26 (d)		80,000	78,800
7.000%, due 12/31/27 (d)		45,000	42,750
Lamb Weston Holdings, Inc.
4.125%, due 01/31/30 (d)		25,000	25,500
Legacy LifePoint Health LLC
4.375%, due 02/15/27 (d)		55,000	55,550
Metis Merger Sub LLC
6.500%, due 05/15/29 (d)		60,000	58,200
ModivCare Escrow Issuer, Inc.
5.000%, due 10/01/29 (d)		15,000	15,300
Mozart Debt Merger Sub, Inc.
3.875%, due 04/01/29 (d)		275,000	273,969
5.250%, due 10/01/29 (d)		320,000	324,000
MPH Acquisition Holdings LLC
5.750%, due 11/01/28 (a)(d)		25,000	23,500
NESCO Holdings II, Inc.
5.500%, due 04/15/29 (d)		25,000	25,812
Nielsen Finance LLC
4.750%, due 07/15/31 (d)		25,000	24,719
Option Care Health, Inc.
4.375%, due 10/31/29 (d)		50,000	50,000
Ortho-Clinical Diagnostics, Inc.
7.250%, due 02/01/28 (d)		35,000	37,625
PECF USS Intermediate Holding III Corp.
8.000%, due 11/15/29 (d)		5,000	5,162
Performance Food Group, Inc.
5.500%, due 10/15/27 (d)		45,000	46,969
4.250%, due 08/01/29 (d)		30,000	29,625
Pilgrim's Pride Corp.
3.500%, due 03/01/32 (d)		25,000	25,250
Post Holdings, Inc.
5.750%, due 03/01/27 (d)		330,000	340,725
5.625%, due 01/15/28 (d)		325,000	344,094
5.500%, due 12/15/29 (d)		205,000	215,250
4.625%, due 04/15/30 (d)		65,000	65,812
4.500%, due 09/15/31 (d)		290,000	287,825
Prime Security Services Borrower LLC
3.375%, due 08/31/27 (d)		20,000	19,200
Primo Water Holdings, Inc.
4.375%, due 04/30/29 (d)		55,000	54,519
Quanta Services, Inc.
2.350%, due 01/15/32		195,000	189,362
Radiology Partners, Inc.
9.250%, due 02/01/28 (d)		35,000	36,269
Select Medical Corp.
6.250%, due 08/15/26 (d)		80,000	84,400
Simmons Foods, Inc.
4.625%, due 03/01/29 (d)		25,000	24,562
Smithfield Foods, Inc.
4.250%, due 02/01/27 (d)		155,000	166,019
Spectrum Brands, Inc.
5.750%, due 07/15/25		25,000	25,531
Sysco Corp.
5.950%, due 04/01/30		75,000	93,618
Tenet Healthcare Corp.
6.125%, due 10/01/28 (d)		80,000	84,200
The ADT Security Corp.
4.125%, due 08/01/29 (d)		25,000	24,687
Thermo Fisher Scientific, Inc.
0.750%, due 09/12/24	EUR	100,000	116,025
1.215%, due 10/18/24		$180,000	179,437
1.400%, due 01/23/26	EUR	115,000	136,886
0.500%, due 03/01/28	EUR	100,000	114,068
Triton Water Holdings, Inc.
6.250%, due 04/01/29 (d)		$90,000	86,850
United Natural Foods, Inc.
6.750%, due 10/15/28 (d)		50,000	53,500
United Rentals North America, Inc.
4.875%, due 01/15/28		185,000	194,250
4.000%, due 07/15/30		110,000	113,025
3.875%, due 02/15/31		230,000	233,450
3.750%, due 01/15/32		25,000	25,125
US Foods, Inc.
4.625%, due 06/01/30 (d)		60,000	60,600
Vizient, Inc.
6.250%, due 05/15/27 (d)		25,000	26,094
WASH Multifamily Acquisition, Inc.
5.750%, due 04/15/26 (d)		45,000	47,250
			11,132,403
Energy - 1.9%
Aethon United BR LP
8.250%, due 02/15/26 (d)		25,000	26,750
Antero Midstream Partners LP
5.750%, due 03/01/27 (d)		45,000	46,462
Apache Corp.
4.375%, due 10/15/28		25,000	27,125
Archrock Partners LP
6.250%, due 04/01/28 (d)		25,000	26,062
Blue Racer Midstream LLC
6.625%, due 07/15/26 (d)		15,000	15,525
BP Capital Markets America, Inc.
2.939%, due 06/04/51		100,000	96,671
Callon Petroleum Co.
6.125%, due 10/01/24		20,000	19,800
Cheniere Energy Partners LP
4.500%, due 10/01/29		75,000	80,062
4.000%, due 03/01/31		245,000	258,475
Chesapeake Energy Corp.
5.875%, due 02/01/29 (d)		50,000	53,375
CNX Resources Corp.
7.250%, due 03/14/27 (d)		25,000	26,437
6.000%, due 01/15/29 (d)		35,000	36,400
Continental Resources, Inc.
5.750%, due 01/15/31 (d)		307,000	361,109
2.875%, due 04/01/32 (d)		246,000	238,045
Crestwood Midstream Partners LP
5.750%, due 04/01/25		25,000	25,562
DCP Midstream Operating LP
5.625%, due 07/15/27		25,000	28,375
Delek Logistics Partners LP
6.750%, due 05/15/25		25,000	25,656
Devon Energy Corp.
5.250%, due 10/15/27		17,000	17,941
DT Midstream, Inc.
4.125%, due 06/15/29 (d)		25,000	25,688
Encino Acquisition Partners Holdings LLC
8.500%, due 05/01/28 (d)		25,000	25,938
Energy Transfer LP
4.750%, due 01/15/26		85,000	92,862
7.125%, Perpetual (5 Year CMT Rate + 5.306%) (c)		175,000	180,469
Enviva Partners LP
6.500%, due 01/15/26 (d)		25,000	25,813
EQM Midstream Partners LP
6.000%, due 07/01/25 (d)		10,000	10,850
4.750%, due 01/15/31 (d)		190,000	199,500
EQT Corp.
3.125%, due 05/15/26 (d)		40,000	40,950
3.900%, due 10/01/27		67,000	71,355
7.500%, due 02/01/30		25,000	32,000
3.625%, due 05/15/31 (a)(d)		550,000	571,313
Hess Midstream Operations LP
5.125%, due 06/15/28 (d)		45,000	47,025
4.250%, due 02/15/30 (d)		85,000	84,788
Hilcorp Energy I LP
6.250%, due 11/01/28 (d)		35,000	37,100
5.750%, due 02/01/29 (d)		50,000	51,375
Howard Midstream Energy Partners LLC
6.750%, due 01/15/27 (d)		25,000	25,438
Independence Energy Finance LLC
7.250%, due 05/01/26 (d)		25,000	26,000
Kinder Morgan Energy Partners LP
6.950%, due 01/15/38		65,000	88,657
Kinder Morgan, Inc.
2.000%, due 02/15/31		75,000	71,289
Murphy Oil Corp.
6.375%, due 07/15/28		25,000	26,531
NGL Energy Operating LLC
7.500%, due 02/01/26 (d)		65,000	66,950
NuStar Logistics LP
6.375%, due 10/01/30		35,000	38,938
Oasis Petroleum, Inc.
6.375%, due 06/01/26 (d)		25,000	26,250
Occidental Petroleum Corp.
3.400%, due 04/15/26		47,000	48,234
3.200%, due 08/15/26		31,000	31,930
6.625%, due 09/01/30		370,000	457,875
6.125%, due 01/01/31		195,000	236,681
7.500%, due 05/01/31		70,000	92,050
6.450%, due 09/15/36		25,000	31,875
Ovintiv, Inc.
7.375%, due 11/01/31		25,000	32,750
6.500%, due 08/15/34		145,000	186,506
6.500%, due 02/01/38		115,000	148,350
Patterson-UTI Energy, Inc.
3.950%, due 02/01/28		95,000	94,763
Peabody Energy Corp.
8.500%, due 12/31/24 (d)		13,136	12,732
Phillips 66
3.300%, due 03/15/52		90,000	89,999
Pioneer Natural Resources Co.
1.900%, due 08/15/30		100,000	94,861
Rockcliff Energy II LLC
5.500%, due 10/15/29 (d)		25,000	25,750
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27		80,000	89,960
Southwestern Energy Co.
6.450%, due 01/23/25		3,000	3,289
5.375%, due 02/01/29		60,000	63,600
4.750%, due 02/01/32		30,000	31,575
SunCoke Energy, Inc.
4.875%, due 06/30/29 (d)		65,000	64,675
Sunoco LP
6.000%, due 04/15/27		35,000	36,400
4.500%, due 05/15/29		40,000	40,400
Tallgrass Energy Partners LP
5.500%, due 01/15/28 (d)		25,000	25,000
Targa Resources Partners LP
5.500%, due 03/01/30		45,000	49,162
4.875%, due 02/01/31		25,000	27,094
The Williams Cos., Inc.
3.500%, due 11/15/30		30,000	31,883
3.500%, due 10/15/51		50,000	50,738
Transcontinental Gas Pipe Line Co. LLC
3.250%, due 05/15/30		30,000	31,466
USA Compression Partners LP
6.875%, due 09/01/27		75,000	78,750
Venture Global Calcasieu Pass LLC
4.125%, due 08/15/31 (d)		50,000	52,875
Vine Energy Holdings LLC
6.750%, due 04/15/29 (d)		25,000	27,125
Viper Energy Partners LP
5.375%, due 11/01/27 (d)		25,000	25,875
Western Midstream Operating LP
5.300%, due 02/01/30		210,000	231,000
5.450%, due 04/01/44		25,000	29,750
			5,851,884
Financial - 2.3%
Acrisure LLC
4.250%, due 02/15/29 (d)		25,000	24,250
Air Lease Corp.
1.875%, due 08/15/26		95,000	93,338
Alexandria Real Estate Equities, Inc.
3.000%, due 05/18/51		90,000	88,611
Alliant Holdings Intermediate LLC
6.750%, due 10/15/27 (d)		30,000	30,975
Ally Financial, Inc.
5.750%, due 11/20/25		25,000	28,185
American Express Co.
3.400%, due 02/22/24		140,000	146,604
American Tower Corp.
1.950%, due 05/22/26	EUR	100,000	120,583
0.500%, due 01/15/28	EUR	100,000	111,769
3.950%, due 03/15/29		$85,000	92,880
AmWINS Group, Inc.
4.875%, due 06/30/29 (d)		75,000	75,937
Ares Capital Corp.
2.150%, due 07/15/26		95,000	93,693
Aretec Escrow Issuer, Inc.
7.500%, due 04/01/29 (d)		25,000	25,687
Athene Global Funding
0.610%, due 08/19/24 (SOFR Rate + 0.560%) (c)(d)		185,000	184,800
Bank of America Corp.
2.482%, due 09/21/36 (5 Year CMT Rate + 1.200%) (c)		95,000	91,805
Berkshire Hathaway Finance Corp.
2.375%, due 06/19/39	GBP	120,000	169,361
Berkshire Hathaway, Inc.
0.000%, due 03/12/25	EUR	200,000	227,347
BroadStreet Partners, Inc.
5.875%, due 04/15/29 (d)		$25,000	24,429
Chubb INA Holdings, Inc.
0.300%, due 12/15/24	EUR	160,000	183,191
Citigroup, Inc.
0.000%, due 03/21/23 (3 Month EURIBOR + 0.500%) (c)	EUR	270,000	308,935
Crown Castle International Corp.
3.650%, due 09/01/27		$125,000	134,325
2.250%, due 01/15/31		40,000	38,829
Cushman & Wakefield US Borrower LLC
6.750%, due 05/15/28 (d)		25,000	26,812
Discover Financial Services
4.100%, due 02/09/27		105,000	113,884
Freedom Mortgage Corp.
8.250%, due 04/15/25 (d)		15,000	15,300
6.625%, due 01/15/27 (d)		10,000	9,762
GTCR AP Finance, Inc.
8.000%, due 05/15/27 (d)		35,000	36,137
Host Hotels & Resorts LP
3.375%, due 12/15/29		65,000	66,426
3.500%, due 09/15/30		65,000	66,572
Icahn Enterprises LP
5.250%, due 05/15/27		30,000	30,750
Invitation Homes Operating Partnership LP
2.700%, due 01/15/34		90,000	88,424
Iron Mountain, Inc.
5.250%, due 07/15/30 (d)		25,000	26,313
4.500%, due 02/15/31 (d)		25,000	25,031
Ladder Capital Finance Holdings LLLP
4.750%, due 06/15/29 (d)		25,000	25,562
LPL Holdings, Inc.
4.625%, due 11/15/27 (d)		25,000	25,844
MGM Growth Properties Operating Partnership LP
3.875%, due 02/15/29 (d)		25,000	26,312
Midcap Financial Issuer Trust
6.500%, due 05/01/28 (d)		15,000	15,675
Morgan Stanley
2.484%, due 09/16/36 (SOFR Rate + 1.360%) (c)		170,000	162,926
MPT Operating Partnership LP
3.500%, due 03/15/31		25,000	25,281
Nationstar Mortgage Holdings, Inc.
5.125%, due 12/15/30 (d)		25,000	24,687
5.750%, due 11/15/31 (d)		80,000	79,800
Navient Corp.
5.000%, due 03/15/27		20,000	20,400
4.875%, due 03/15/28		25,000	24,937
NFP Corp.
6.875%, due 08/15/28 (d)		30,000	30,000
OneMain Finance Corp.
6.625%, due 01/15/28		65,000	72,963
Park Intermediate Holdings LLC
4.875%, due 05/15/29 (d)		35,000	35,700
PennyMac Financial Services, Inc.
4.250%, due 02/15/29 (d)		65,000	62,400
PRA Group, Inc.
5.000%, due 10/01/29 (d)		25,000	25,188
Prudential Financial, Inc.
3.905%, due 12/07/47		75,000	86,982
Realogy Group LLC
5.750%, due 01/15/29 (d)		55,000	56,375
Santander Holdings USA, Inc.
3.400%, due 01/18/23		165,000	168,534
SBA Communications Corp.
3.875%, due 02/15/27		455,000	468,650
3.125%, due 02/01/29 (d)		195,000	187,200
Synchrony Financial
2.875%, due 10/28/31		180,000	178,985
The Goldman Sachs Group, Inc.
1.375%, due 05/15/24	EUR	150,000	174,231
3.375%, due 03/27/25	EUR	38,000	47,656
0.870%, due 09/10/27 (SOFR Rate + 0.820%) (c)		$180,000	179,343
2.000%, due 11/01/28	EUR	37,000	45,717
The Western Union Co.
2.750%, due 03/15/31		$190,000	187,578
United Wholesale Mortgage LLC
5.750%, due 06/15/27 (d)		25,000	24,938
Uniti Group LP
6.000%, due 01/15/30 (d)		25,000	24,063
US Bancorp
0.850%, due 06/07/24	EUR	445,000	517,033
3.700%, Perpetual (5 Year CMT Rate + 2.541%) (c)		$390,000	390,000
USB Capital IX
3.500%, Perpetual (3 Month U.S. LIBOR + 1.020%) (c)		19,000	18,335
VICI Properties LP
4.625%, due 12/01/29 (d)		70,000	74,287
4.125%, due 08/15/30 (d)		165,000	174,488
Wells Fargo & Co.
3.250%, due 04/27/22	AUD	200,000	146,827
3.750%, due 01/24/24		$225,000	236,245
Welltower, Inc.
2.050%, due 01/15/29		95,000	93,568
Willis North America, Inc.
4.500%, due 09/15/28		80,000	89,761
XHR LP
4.875%, due 06/01/29 (d)		25,000	25,438
			7,054,854
Industrial - 1.5%
AECOM
5.125%, due 03/15/27		230,000	249,550
Ardagh Metal Packaging Finance USA LLC
3.250%, due 09/01/28 (d)		200,000	197,000
4.000%, due 09/01/29 (d)		200,000	198,000
Ball Corp.
5.250%, due 07/01/25		260,000	286,325
4.875%, due 03/15/26		240,000	263,100
2.875%, due 08/15/30		105,000	101,981
Berry Global, Inc.
5.625%, due 07/15/27 (d)		180,000	187,875
Brundage-Bone Concrete Pumping Holdings, Inc.
6.000%, due 02/01/26 (d)		25,000	26,000
Builders FirstSource, Inc.
5.000%, due 03/01/30 (d)		25,000	26,750
Cargo Aircraft Management, Inc.
4.750%, due 02/01/28 (d)		25,000	25,469
Cascades, Inc.
5.375%, due 01/15/28 (d)		25,000	25,656
Clark Equipment Co.
5.875%, due 06/01/25 (d)		20,000	20,750
Clean Harbors, Inc.
5.125%, due 07/15/29 (d)		25,000	26,500
Crown Americas LLC
4.250%, due 09/30/26		25,000	26,687
Crown Cork & Seal Co., Inc.
7.375%, due 12/15/26		253,000	305,181
CSX Corp.
3.800%, due 11/01/46		85,000	96,070
Energizer Holdings, Inc.
4.750%, due 06/15/28 (d)		50,000	50,875
First Student Bidco, Inc.
4.000%, due 07/31/29 (d)		35,000	34,125
Fortress Transportation and Infrastructure Investors LLC
5.500%, due 05/01/28 (d)		25,000	25,375
Global Infrastructure Solutions, Inc.
5.625%, due 06/01/29 (d)		25,000	25,625
GrafTech Finance, Inc.
4.625%, due 12/15/28 (d)		25,000	25,344
Graham Packaging Co., Inc.
7.125%, due 08/15/28 (d)		25,000	25,625
Granite US Holdings Corp.
11.000%, due 10/01/27 (d)		25,000	27,187
Griffon Corp.
5.750%, due 03/01/28		30,000	31,125
II-VI, Inc.
5.000%, due 12/15/29 (d)		25,000	25,625
Imola Merger Corp.
4.750%, due 05/15/29 (d)		25,000	25,594
Koppers, Inc.
6.000%, due 02/15/25 (d)		25,000	25,313
Madison IAQ LLC
4.125%, due 06/30/28 (d)		40,000	40,050
5.875%, due 06/30/29 (d)		30,000	29,963
Maxar Space Robotics LLC
9.750%, due 12/31/23 (d)		15,000	16,106
New Enterprise Stone & Lime Co., Inc.
9.750%, due 07/15/28 (d)		25,000	26,750
Owens Corning
4.400%, due 01/30/48		75,000	87,325
Packaging Corp. of America
3.000%, due 12/15/29		90,000	93,681
Penske Truck Leasing Co. LP
4.200%, due 04/01/27 (d)		80,000	88,125
PGT Innovations, Inc.
4.375%, due 10/01/29 (d)		25,000	25,125
Raytheon Technologies Corp.
3.030%, due 03/15/52		90,000	90,087
Roller Bearing Co. of America, Inc.
4.375%, due 10/15/29 (d)		25,000	25,500
Sensata Technologies, Inc.
3.750%, due 02/15/31 (d)		20,000	19,875
Silgan Holdings, Inc.
4.125%, due 02/01/28		70,000	71,575
Standard Industries, Inc.
3.375%, due 01/15/31 (d)		80,000	77,000
Stevens Holding Co., Inc.
6.125%, due 10/01/26 (d)		25,000	26,688
The Boeing Co.
5.040%, due 05/01/27		265,000	298,311
2.950%, due 02/01/30		90,000	91,306
5.150%, due 05/01/30		615,000	717,417
TransDigm, Inc.
6.250%, due 03/15/26 (d)		50,000	51,875
5.500%, due 11/15/27		60,000	61,650
Vertiv Group Corp.
4.125%, due 11/15/28 (d)		30,000	30,113
Weekley Homes LLC
4.875%, due 09/15/28 (d)		25,000	25,781
WRKCo, Inc.
3.750%, due 03/15/25		80,000	85,258
			4,464,268
Technology - 0.9%
Apple, Inc.
0.875%, due 05/24/25	EUR	215,000	252,027
Austin BidCo, Inc.
7.125%, due 12/15/28 (d)		$25,000	25,813
Booz Allen Hamilton, Inc.
3.875%, due 09/01/28 (d)		25,000	25,437
Castle US Holding Corp.
9.500%, due 02/15/28 (d)		25,000	26,125
CDW LLC
4.250%, due 04/01/28		165,000	170,362
3.250%, due 02/15/29		25,000	25,188
Consensus Cloud Solutions, Inc.
6.500%, due 10/15/28 (d)		25,000	26,000
Dell International LLC
8.350%, due 07/15/46		110,000	183,232
Fidelity National Information Services, Inc.
1.500%, due 05/21/27	EUR	210,000	249,791
1.000%, due 12/03/28	EUR	100,000	115,734
Fiserv, Inc.
1.125%, due 07/01/27	EUR	100,000	117,574
MSCI, Inc.
3.625%, due 09/01/30 (d)		$390,000	398,775
3.875%, due 02/15/31 (d)		155,000	161,588
3.625%, due 11/01/31 (d)		166,000	172,225
3.250%, due 08/15/33 (d)		80,000	81,000
NCR Corp.
5.125%, due 04/15/29 (d)		20,000	20,650
NetApp, Inc.
1.875%, due 06/22/25		90,000	90,861
NXP BV
3.875%, due 06/18/26 (d)		170,000	183,276
Oracle Corp.
3.600%, due 04/01/50		95,000	92,798
Playtika Holding Corp.
4.250%, due 03/15/29 (d)		25,000	24,469
Qorvo, Inc.
1.750%, due 12/15/24 (d)		30,000	30,009
Rackspace Technology Global, Inc.
5.375%, due 12/01/28 (d)		5,000	4,856
ROBLOX Corp.
3.875%, due 05/01/30 (d)		25,000	25,281
Rocket Software, Inc.
6.500%, due 02/15/29 (d)		25,000	24,375
Twilio, Inc.
3.625%, due 03/15/29		90,000	90,900
3.875%, due 03/15/31		125,000	126,250
Veritas US, Inc.
7.500%, due 09/01/25 (d)		25,000	25,875
Ziff Davis, Inc.
4.625%, due 10/15/30 (d)		61,000	62,449
			2,832,920
Utilities - 0.9%
Calpine Corp.
5.125%, due 03/15/28 (d)		40,000	40,400
4.625%, due 02/01/29 (d)		15,000	14,794
Clearway Energy Operating LLC
4.750%, due 03/15/28 (d)		25,000	26,375
Dominion Energy, Inc.
4.650%, Perpetual (5 Year CMT Rate + 2.993%) (c)		180,000	185,940
DPL, Inc.
4.125%, due 07/01/25		270,000	281,137
Duke Energy Corp.
4.875%, Perpetual (5 Year CMT Rate + 3.388%) (c)		150,000	156,000
Essential Utilities, Inc.
2.704%, due 04/15/30		85,000	86,296
FirstEnergy Corp.
4.400%, due 07/15/27		180,000	193,533
7.375%, due 11/15/31		320,000	431,948
Monongahela Power Co.
5.400%, due 12/15/43 (d)		85,000	109,490
NextEra Energy Capital Holdings, Inc.
2.250%, due 06/01/30		90,000	89,461
5.650%, due 05/01/79 (3 Month U.S. LIBOR + 3.156%) (c)		110,000	124,850
NRG Energy, Inc.
3.625%, due 02/15/31 (d)		60,000	58,500
Pacific Gas and Electric Co.
1.367%, due 03/10/23		85,000	84,153
2.500%, due 02/01/31		95,000	90,032
Pike Corp.
5.500%, due 09/01/28 (d)		95,000	95,238
South Jersey Industries, Inc.
5.020%, due 04/15/31		139,000	151,483
The AES Corp.
3.950%, due 07/15/30 (d)		30,000	31,731
The Brooklyn Union Gas Co.
4.487%, due 03/04/49 (d)		70,000	82,314
The Southern Co.
4.000%, due 01/15/51 (5 Year CMT Rate + 3.733%) (c)		130,000	132,505
3.750%, due 09/15/51 (5 Year CMT Rate + 2.915%) (c)		85,000	85,337
Vistra Operations Co. LLC
5.625%, due 02/15/27 (d)		25,000	25,688
			2,577,205
Total Corporate Bonds (Cost $51,801,259)			53,277,676

FOREIGN BONDS - 21.5%
Argentina - 0.1%
Banco Macro SA
6.750%, due 11/04/26 (5 Year USD Swap Rate + 5.463%) (c)		250,000	208,750
Australia - 0.8%
Australia Government Bond
0.250%, due 11/21/24	AUD	455,000	324,761
0.500%, due 09/21/26	AUD	155,000	108,460
FMG Resources August 2006 Pty Ltd.
4.375%, due 04/01/31 (d)		$995,000	1,048,481
Macquarie Group Ltd.
1.629%, due 09/23/27 (SOFR Rate + 0.910%) (c)(d)		95,000	92,945
New South Wales Treasury Corp.
1.000%, due 02/08/24	AUD	580,000	423,138
1.250%, due 03/20/25	AUD	175,000	127,348
Queensland Treasury Corp.
4.250%, due 07/21/23 (d)	AUD	180,000	138,405
Westpac Banking Corp.
3.020%, due 11/18/36 (5 Year CMT Rate + 1.530%) (c)		$90,000	88,698
			2,352,236
Austria - 0.0% (b)
Republic of Austria Government Bond
0.500%, due 02/20/29 (d)	EUR	140,000	166,275
Bermuda - 0.2%
Digicel Group Holdings Ltd.
8.000%, due 04/01/25 (d)		$66,296	61,784
Digicel Group Holdings Ltd. CVRT
7.000%, Perpetual (d)		100,318	87,276
Inkia Energy Ltd.
5.875%, due 11/09/27		200,000	205,750
Viking Cruises Ltd.
13.000%, due 05/15/25 (d)		10,000	11,275
5.875%, due 09/15/27 (d)		90,000	85,725
Weatherford International Ltd.
6.500%, due 09/15/28 (d)		30,000	31,425
8.625%, due 04/30/30 (d)		25,000	25,688
			508,923
Brazil - 0.9%
Banco do Brasil SA
9.000%, Perpetual (10 Year CMT Rate + 6.362%) (c)		200,000	213,250
Banco do Estado do Rio Grande do Sul SA
5.375%, due 01/28/31 (5 Year CMT Rate + 4.928%) (c)(d)		200,000	194,678
Brazilian Government International Bond
3.750%, due 09/12/31		200,000	188,250
5.625%, due 02/21/47		500,000	498,125
BRF SA
4.875%, due 01/24/30 (d)		200,000	202,250
Itau Unibanco Holding SA
3.875%, due 04/15/31 (5 Year CMT Rate + 3.446%) (c)		200,000	191,500
6.125%, Perpetual (5 Year CMT Rate + 3.981%) (c)		200,000	200,500
Natura Cosmeticos SA
4.125%, due 05/03/28 (d)		200,000	196,500
Nota do Tesouro Nacional
10.000%, due 01/01/23	BRL	1,480	261,449
10.000%, due 01/01/25	BRL	2,670	471,483
Simpar Finance Sarl
10.750%, due 02/12/28 (d)	BRL	590,000	88,037
			2,706,022
Britain - 1.0%
Barclays PLC
4.375%, Perpetual (5 Year CMT Rate + 3.410%) (c)		$200,000	198,200
BP Capital Markets PLC CVRT
1.000%, due 04/28/23	GBP	200,000	276,353
European Investment Bank
0.542%, due 06/29/23 (SONIA Rate + 0.350%) (c)	GBP	100,000	135,942
Lloyds Banking Group PLC
7.500%, Perpetual (5 Year USD Swap Rate + 4.496%) (c)		$200,000	226,000
MARB BondCo PLC
3.950%, due 01/29/31 (d)		200,000	191,752
NatWest Group PLC
6.000%, Perpetual (5 Year CMT Rate + 5.625%) (c)		200,000	219,000
Royalty Pharma PLC
3.300%, due 09/02/40		90,000	89,266
United Kingdom Gilt
0.500%, due 07/22/22	GBP	165,000	223,782
Vedanta Resources Finance II PLC
9.250%, due 04/23/26 (d)		$200,000	187,250
Vedanta Resources Ltd.
6.125%, due 08/09/24		200,000	175,000
Virgin Media Finance PLC
5.000%, due 07/15/30 (d)		200,000	198,750
Virgin Media Secured Finance PLC
5.500%, due 05/15/29 (d)		276,000	290,145
Vmed O2 UK Financing I PLC
3.250%, due 01/31/31 (d)	EUR	150,000	169,192
4.250%, due 01/31/31 (d)		$415,000	400,475
			2,981,107
Canada - 2.4%
1011778 BC ULC
3.875%, due 01/15/28 (d)		182,000	183,820
3.500%, due 02/15/29 (d)		136,000	134,300
4.000%, due 10/15/30 (d)		556,000	547,660
Air Canada CVRT
4.000%, due 07/01/25		100,000	133,490
Bank of Montreal
3.803%, due 12/15/32 (5 Year USD Swap Rate + 1.432%) (c)		85,000	90,844
Bausch Health Cos., Inc.
6.250%, due 02/15/29 (d)		40,000	38,000
5.250%, due 01/30/30 (d)		25,000	22,000
Baytex Energy Corp.
8.750%, due 04/01/27 (d)		25,000	26,187
Canada Housing Trust No 1
1.950%, due 12/15/25 (d)	CAD	295,000	237,611
1.250%, due 06/15/26 (d)	CAD	260,000	203,236
Canadian Government Bond
1.500%, due 09/01/24	CAD	175,000	139,902
Cenovus Energy, Inc.
3.500%, due 02/07/28	CAD	100,000	82,334
5.250%, due 06/15/37		$44,000	51,865
6.750%, due 11/15/39		434,000	586,985
5.400%, due 06/15/47		154,000	190,767
Enbridge, Inc.
3.125%, due 11/15/29		175,000	183,343
Garda World Security Corp.
6.000%, due 06/01/29 (d)		55,000	52,800
GFL Environmental, Inc.
4.000%, due 08/01/28 (d)		25,000	24,656
Hudbay Minerals, Inc.
4.500%, due 04/01/26 (d)		25,000	24,969
Intelligent Packaging Ltd. Co-Issuer LLC
6.000%, due 09/15/28 (d)		25,000	25,719
International Bank for Reconstruction & Development
1.900%, due 01/16/25	CAD	260,000	208,627
Mattamy Group Corp.
4.625%, due 03/01/30 (d)		$45,000	45,738
MEG Energy Corp.
7.125%, due 02/01/27 (d)		45,000	47,869
5.875%, due 02/01/29 (d)		10,000	10,375
MEGlobal Canada ULC
5.000%, due 05/18/25 (d)		200,000	217,750
Nutrien Ltd.
4.200%, due 04/01/29		85,000	95,849
Ontario Teachers' Finance Trust
0.375%, due 09/29/23 (d)		250,000	247,769
Open Text Corp.
3.875%, due 02/15/28 (d)		25,000	25,469
Parkland Corp.
4.500%, due 10/01/29 (d)		40,000	39,750
Province of Ontario Canada
2.900%, due 06/02/28	CAD	275,000	232,031
1.350%, due 12/02/30	CAD	1,610,000	1,207,586
3.450%, due 06/02/45	CAD	195,000	180,800
Province of Quebec Canada
3.000%, due 09/01/23	CAD	325,000	265,195
1.500%, due 12/15/23	GBP	105,000	143,646
0.200%, due 04/07/25	EUR	200,000	230,102
Rogers Communications, Inc.
5.000%, due 12/17/81 (5 Year Canadian Government Bond Rate + 3.575%) (c)	CAD	110,000	87,923
Royal Bank of Canada
4.200%, Perpetual (5 Year Canadian Government Bond Rate + 2.710%) (c)	CAD	200,000	157,239
St Marys Cement, Inc.
5.750%, due 01/28/27 (d)		$200,000	224,000
Strathcona Resources Ltd.
6.875%, due 08/01/26 (d)		25,000	24,500
Superior Plus LP
4.500%, due 03/15/29 (d)		55,000	56,306
Taseko Mines Ltd.
7.000%, due 02/15/26 (d)		25,000	26,094
The Bank of Nova Scotia
3.400%, due 02/11/24		160,000	167,700
TransCanada PipeLines Ltd.
4.100%, due 04/15/30		310,000	343,731
			7,266,537
Cayman Islands - 0.4%
Avolon Holdings Funding Ltd.
3.250%, due 02/15/27 (d)		145,000	146,994
CK Hutchison International 20 Ltd.
2.500%, due 05/08/30 (d)		200,000	202,278
Cosan Overseas Ltd.
8.250%, Perpetual		200,000	203,750
Global Aircraft Leasing Co. Ltd.
6.500%, due 09/15/24 (d)		48,321	46,569
Gran Tierra Energy International Holdings Ltd.
6.250%, due 02/15/25		400,000	364,000
SA Global Sukuk Ltd.
2.694%, due 06/17/31 (d)		200,000	201,063
Transocean Poseidon Ltd.
6.875%, due 02/01/27 (d)		75,000	72,375
Transocean, Inc.
11.500%, due 01/30/27 (d)		13,000	12,783
			1,249,812
Chile - 0.7%
AES Gener SA
7.125%, due 03/26/79 (5 Year USD Swap Rate + 4.644%) (c)(d)		200,000	207,500
CAP SA
3.900%, due 04/27/31 (d)		200,000	187,750
Chile Electricity PEC SpA
0.000%, due 01/25/28 (d)		200,000	162,163
Chile Government International Bond
3.100%, due 05/07/41		600,000	590,016
3.100%, due 01/22/61		200,000	185,805
Empresa Electrica Angamos SA
4.875%, due 05/25/29		130,400	125,241
Empresa Electrica Cochrane SpA
5.500%, due 05/14/27		316,960	318,941
Guacolda Energia SA
4.560%, due 04/30/25		400,000	152,000
Inversiones Latin America Power Ltda
5.125%, due 06/15/33 (d)		200,000	197,000
			2,126,416
China - 0.4%
China Government Bond
2.880%, due 11/05/23	CNY	2,980,000	471,575
1.990%, due 04/09/25	CNY	2,720,000	419,130
2.690%, due 08/12/26	CNY	910,000	143,487
3.020%, due 05/27/31	CNY	610,000	97,240
			1,131,432
Colombia - 0.9%
Colombia Government International Bond
3.125%, due 04/15/31		$200,000	179,441
3.250%, due 04/22/32		405,000	362,392
5.000%, due 06/15/45		200,000	180,466
4.125%, due 05/15/51		200,000	161,879
Colombian TES
10.000%, due 07/24/24	COP	1,310,000,000	345,281
6.250%, due 11/26/25	COP	750,000,000	177,626
7.500%, due 08/26/26	COP	770,000,000	187,965
Ecopetrol SA
5.375%, due 06/26/26		$45,000	47,531
6.875%, due 04/29/30		145,000	163,488
4.625%, due 11/02/31		90,000	87,390
5.875%, due 05/28/45		95,000	91,912
5.875%, due 11/02/51		300,000	282,000
Empresas Publicas de Medellin ESP
4.375%, due 02/15/31		400,000	379,392
Oleoducto Central SA
4.000%, due 07/14/27		200,000	199,828
			2,846,591
Dominican Republic - 0.0% (b)
Dominican Republic International Bond
5.875%, due 01/30/60		150,000	144,187
France - 0.4%
BNP Paribas SA
4.625%, due 08/25/31 (5 Year CMT Rate + 3.340%) (a)(c)(d)		400,000	401,349
4.500%, Perpetual (5 Year CMT Rate + 2.944%) (a)(c)(d)		200,000	198,800
Credit Agricole SA
7.875%, Perpetual (5 Year USD Swap Rate + 4.898%) (c)(d)		200,000	218,832
Engie SA
0.375%, due 06/21/27	EUR	100,000	113,996
Societe Generale SA
8.000%, Perpetual (5 Year ICE Mid-Market Swap Rate + 5.873%) (c)(d)		$200,000	231,000
TotalEnergies Capital International SA
3.386%, due 06/29/60		85,000	90,009
			1,253,986
Germany - 0.0% (b)
E.ON SE
0.375%, due 09/29/27	EUR	65,000	74,468
			74,468
Greece - 0.2%
Hellenic Republic Government Bond
2.000%, due 04/22/27 (d)	EUR	145,000	176,087
1.500%, due 06/18/30 (d)	EUR	205,000	237,873
4.200%, due 01/30/42	EUR	190,000	328,050
			742,010
India - 0.2%
Adani Green Energy UP Ltd.
6.250%, due 12/10/24 (d)		$200,000	217,250
Adani International Container Terminal Pvt Ltd.
3.000%, due 02/16/31		196,000	189,140
Indian Railway Finance Corp. Ltd.
3.249%, due 02/13/30 (d)		200,000	202,567
NTPC Ltd.
7.250%, due 05/03/22	INR	10,000,000	134,845
			743,802
Indonesia - 1.5%
Indonesia Asahan Aluminium Persero PT
4.750%, due 05/15/25 (d)		$225,000	239,625
Indonesia Government International Bond
2.625%, due 06/14/23 (d)	EUR	150,000	176,733
2.150%, due 07/18/24 (d)	EUR	150,000	178,408
3.850%, due 10/15/30 (a)		$200,000	224,752
1.100%, due 03/12/33	EUR	100,000	109,632
3.700%, due 10/30/49		$200,000	211,253
3.050%, due 03/12/51		200,000	197,514
Indonesia Treasury Bond
6.500%, due 06/15/25	IDR	6,493,000,000	481,537
8.375%, due 09/15/26	IDR	1,606,000,000	127,319
7.000%, due 05/15/27	IDR	2,030,000,000	152,957
6.125%, due 05/15/28	IDR	1,631,000,000	116,461
9.000%, due 03/15/29	IDR	1,457,000,000	118,104
8.250%, due 05/15/29	IDR	283,000,000	22,102
7.000%, due 09/15/30	IDR	4,685,000,000	340,679
8.750%, due 05/15/31	IDR	3,000,000,000	243,368
6.625%, due 05/15/33	IDR	1,779,000,000	125,557
7.500%, due 06/15/35	IDR	1,015,000,000	74,691
7.500%, due 05/15/38	IDR	1,447,000,000	105,719
Perusahaan Penerbit SBSN Indonesia III
4.150%, due 03/29/27 (d)		$200,000	221,500
2.550%, due 06/09/31 (d)		600,000	608,250
3.800%, due 06/23/50		200,000	209,250
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.125%, due 05/15/27 (d)		250,000	266,562
			4,551,973
Ireland - 0.2%
Ireland Government Bond
3.400%, due 03/18/24	EUR	165,000	204,120
Johnson Controls International PLC
0.375%, due 09/15/27	EUR	100,000	112,771
LCPR Senior Secured Financing DAC
6.750%, due 10/15/27 (d)		$231,000	244,141
5.125%, due 07/15/29 (d)		200,000	201,750
			762,782
Israel - 0.1%
Israel Electric Corp. Ltd.
6.875%, due 06/21/23 (d)		200,000	215,741
Italy - 0.4%
Intesa Sanpaolo SpA
4.198%, due 06/01/32 (1 Year CMT Rate + 2.600%) (c)(d)		200,000	200,505
7.700%, Perpetual (5 Year USD Swap Rate + 5.462%) (c)(d)		200,000	225,000
Italy Buoni Poliennali Del Tesoro
1.850%, due 07/01/25 (d)	EUR	410,000	493,402
Republic of Italy Government International Bond
1.250%, due 02/17/26		$200,000	194,385
			1,113,292
Japan - 0.3%
Japan Government Five Year Bond
0.100%, due 06/20/25	JPY	90,250,000	790,133
Mitsubishi UFJ Financial Group, Inc.
0.913%, due 03/02/23 (3 Month U.S. LIBOR + 0.740%) (c)		$110,000	110,541
			900,674
Jersey - 0.2%
Galaxy Pipeline Assets Bidco Ltd.
2.160%, due 03/31/34 (d)		200,000	195,846
2.625%, due 03/31/36		300,000	293,311
			489,157
Liberia - 0.1%
Royal Caribbean Cruises Ltd.
9.125%, due 06/15/23 (d)		10,000	10,600
4.250%, due 07/01/26 (d)		140,000	135,625
5.500%, due 04/01/28 (d)		310,000	314,650
			460,875
Luxembourg - 1.2%
Allergan Funding SCS
1.250%, due 06/01/24	EUR	100,000	114,416
2.625%, due 11/15/28	EUR	100,000	121,878
ArcelorMittal SA
4.550%, due 03/11/26		$20,000	21,900
7.000%, due 10/15/39		25,000	34,437
6.750%, due 03/01/41		100,000	135,000
Atento Luxco 1 SA
8.000%, due 02/10/26 (d)		100,000	106,250
Becton Dickinson Euro Finance Sarl
1.208%, due 06/04/26	EUR	245,000	288,371
DH Europe Finance II Sarl
0.450%, due 03/18/28	EUR	410,000	466,378
Endo Luxembourg Finance Co. I Sarl
6.125%, due 04/01/29 (d)		$30,000	29,288
EverArc Escrow Sarl
5.000%, due 10/30/29 (d)		60,000	60,000
FS Luxembourg Sarl
10.000%, due 12/15/25 (d)		200,000	219,199
Gilex Holding Sarl
8.500%, due 05/02/23 (d)		150,000	151,313
JBS Finance Luxembourg Sarl
3.625%, due 01/15/32 (d)		200,000	201,250
Kenbourne Invest SA
4.700%, due 01/22/28 (d)		200,000	194,939
MC Brazil Downstream Trading Sarl
7.250%, due 06/30/31 (d)		200,000	199,250
Mexico Remittances Funding Fiduciary Estate Management Sarl
4.875%, due 01/15/28 (d)		200,000	187,000
Millicom International Cellular SA
4.500%, due 04/27/31 (d)		200,000	201,750
Petrorio Luxembourg Sarl
6.125%, due 06/09/26 (d)		200,000	204,250
Rede D'or Finance Sarl
4.950%, due 01/17/28 (d)		200,000	203,250
Swiss Insured Brazil Power Finance Sarl
9.850%, due 07/16/32 (d)	BRL	1,878,063	316,944
Telecom Italia Capital SA
6.375%, due 11/15/33		$25,000	26,906
Trinseo Materials Operating SCA
5.125%, due 04/01/29 (d)		20,000	20,450
			3,504,419
Malaysia - 0.7%
Malayan Banking Bhd
0.955%, due 08/16/24 (3 Month U.S. LIBOR + 0.800%) (c)		200,000	201,296
Malaysia Government Bond
4.059%, due 09/30/24	MYR	875,000	216,400
3.882%, due 03/14/25	MYR	805,000	198,754
3.900%, due 11/30/26	MYR	360,000	89,286
3.899%, due 11/16/27	MYR	975,000	241,447
3.733%, due 06/15/28	MYR	400,000	97,805
3.844%, due 04/15/33	MYR	980,000	235,275
3.828%, due 07/05/34	MYR	360,000	85,709
Malaysia Wakala Sukuk Bhd
2.070%, due 04/28/31 (a)		$250,000	249,687
Petronas Capital Ltd.
3.500%, due 04/21/30 (d)		200,000	216,504
2.480%, due 01/28/32 (d)		200,000	200,554
			2,032,717
Mexico - 1.3%
Banco Actinver SA
9.500%, due 12/18/32 (d)	MXN	3,000,000	88,002
Becle SAB de CV
2.500%, due 10/14/31 (d)		$205,000	200,892
Braskem Idesa SAPI
6.990%, due 02/20/32 (d)		200,000	201,023
Cemex SAB de CV
3.875%, due 07/11/31 (d)		200,000	199,250
Credito Real SAB de CV SOFOM ER
9.125%, Perpetual (5 Year CMT Rate + 7.026%) (a)(c)		200,000	96,000
Mexican Bonos
6.750%, due 03/09/23	MXN	43,600	218,038
5.750%, due 03/05/26	MXN	48,300	226,857
7.500%, due 06/03/27	MXN	89,700	441,782
7.750%, due 05/29/31	MXN	60,900	302,254
Mexico Government International Bond
2.659%, due 05/24/31		$200,000	195,184
4.280%, due 08/14/41		400,000	415,324
4.600%, due 02/10/48		200,000	213,808
3.771%, due 05/24/61		600,000	554,371
Petroleos Mexicanos
6.750%, due 09/21/47		200,000	177,205
Total Play Telecomunicaciones SA de CV
7.500%, due 11/12/25 (d)		205,000	208,588
Unifin Financiera SAB de CV
8.875%, Perpetual (5 Year CMT Rate + 6.308%) (c)		200,000	118,000
			3,856,578
Netherlands - 0.8%
Airbus SE
1.625%, due 06/09/30	EUR	100,000	121,978
BMW Finance NV
1.000%, due 11/14/24	EUR	75,000	88,014
BNG Bank NV
0.250%, due 06/07/24	EUR	120,000	138,531
Braskem Netherlands Finance BV
5.875%, due 01/31/50 (d)		$200,000	228,500
Diamond BC BV
4.625%, due 10/01/29 (d)		25,000	24,781
Greenko Dutch BV
3.850%, due 03/29/26 (d)		197,000	198,970
ING Groep NV
4.250%, Perpetual (5 Year CMT Rate + 2.862%) (c)		200,000	188,630
5.750%, Perpetual (5 Year CMT Rate + 4.342%) (c)		200,000	215,000
Minejesa Capital BV
4.625%, due 08/10/30		400,000	410,596
5.625%, due 08/10/37		200,000	209,250
Petrobras Global Finance BV
6.900%, due 03/19/49		210,000	223,650
6.750%, due 06/03/50		200,000	209,250
5.500%, due 06/10/51		100,000	92,750
VTR Finance NV
6.375%, due 07/15/28 (d)		200,000	208,500
			2,558,400
New Zealand - 0.3%
International Bank for Reconstruction & Development
3.375%, due 01/25/22	NZD	370,000	253,741
2.875%, due 11/30/26	NZD	155,000	106,927
International Finance Corp.
0.375%, due 09/10/25	NZD	250,000	157,734
New Zealand Government Bond
5.500%, due 04/15/23	NZD	60,000	43,120
0.500%, due 05/15/24	NZD	525,000	347,452
			908,974
Norway - 0.6%
Aker BP ASA
3.750%, due 01/15/30 (d)		$185,000	195,869
European Investment Bank
1.500%, due 05/12/22	NOK	2,330,000	265,086
1.750%, due 03/13/25	NOK	290,000	33,037
Nordea Eiendomskreditt AS
1.060%, due 06/21/23 (3 Month NIBOR + 0.300%) (c)	NOK	1,000,000	113,892
1.170%, due 06/19/24 (3 Month NIBOR + 0.340%) (c)	NOK	1,000,000	114,120
Nordic Investment Bank
1.875%, due 04/10/24	NOK	980,000	111,958
Norway Government Bond
2.000%, due 05/24/23 (d)	NOK	6,530,000	750,540
1.500%, due 02/19/26 (d)	NOK	1,625,000	183,841
			1,768,343
Panama - 0.4%
Banco General SA
5.250%, Perpetual (10 Year CMT Rate + 3.665%) (c)(d)		$200,000	203,000
Carnival Corp.
5.750%, due 03/01/27 (d)		360,000	360,000
Panama Government International Bond
2.252%, due 09/29/32		200,000	190,000
4.300%, due 04/29/53		300,000	321,750
UEP Penonome II SA
6.500%, due 10/01/38		192,383	202,483
			1,277,233
Peru - 0.3%
Banco de Credito del Peru
3.125%, due 07/01/30 (5 Year CMT Rate + 3.000%) (c)		400,000	395,904
Banco Internacional del Peru SAA Interbank
4.000%, due 07/08/30 (1 Year CMT Rate + 3.711%) (c)		350,000	348,687
Hunt Oil Co. of Peru LLC Sucursal Del Peru
6.375%, due 06/01/28		191,600	193,756
			938,347
Philippines - 0.5%
Philippine Government International Bond
0.875%, due 05/17/27	EUR	385,000	443,222
2.457%, due 05/05/30		$200,000	206,252
1.648%, due 06/10/31 (a)		250,000	241,236
6.250%, due 01/14/36	PHP	5,000,000	109,931
3.700%, due 03/01/41		$200,000	217,750
3.700%, due 02/02/42		200,000	217,517
			1,435,908
Portugal - 0.2%
Portugal Obrigacoes do Tesouro OT
0.700%, due 10/15/27 (d)	EUR	85,000	100,788
0.475%, due 10/18/30 (d)	EUR	460,000	531,424
			632,212
Puerto Rico - 0.1%
Popular, Inc.
6.125%, due 09/14/23		$380,000	399,343
Qatar - 0.1%
Qatar Energy
2.250%, due 07/12/31		200,000	197,832
Qatar Government International Bond
4.000%, due 03/14/29 (d)		200,000	225,042
			422,874
Saudi Arabia - 0.5%
Saudi Arabian Oil Co.
3.500%, due 04/16/29 (d)		200,000	213,528
4.250%, due 04/16/39 (d)		200,000	225,916
4.375%, due 04/16/49 (d)		200,000	232,202
Saudi Government International Bond
2.250%, due 02/02/33		700,000	681,095
3.750%, due 01/21/55		250,000	265,020
			1,617,761
Singapore - 1.1%
DBS Group Holdings Ltd.
1.822%, due 03/10/31 (5 Year CMT Rate + 1.100%) (c)		200,000	197,926
LLPL Capital Pte Ltd.
6.875%, due 02/04/39 (d)		269,010	306,672
Medco Oak Tree Pte Ltd.
7.375%, due 05/14/26 (d)		220,000	227,150
Oversea-Chinese Banking Corp. Ltd.
1.832%, due 09/10/30 (5 Year CMT Rate + 1.580%) (c)(d)		500,000	494,346
PSA Treasury Pte Ltd.
2.125%, due 09/05/29		200,000	202,322
Singapore Government Bond
1.750%, due 04/01/22	SGD	485,000	360,950
2.375%, due 06/01/25	SGD	165,000	127,533
SingTel Group Treasury Pte Ltd.
1.875%, due 06/10/30		$200,000	196,826
Temasek Financial I Ltd.
1.000%, due 10/06/30 (d)		400,000	372,472
1.625%, due 08/02/31		250,000	242,455
United Overseas Bank Ltd.
3.875%, Perpetual (5 Year USD Swap Rate + 1.794%) (c)		500,000	515,000
			3,243,652
South Korea - 0.8%
Korea East-West Power Co. Ltd.
1.750%, due 05/06/25 (d)		200,000	201,148
Korea Electric Power Corp.
1.125%, due 06/15/25 (d)		200,000	197,405
KT Corp.
2.500%, due 07/18/26		200,000	206,534
LG Chem Ltd.
2.375%, due 07/07/31 (d)		200,000	196,750
NongHyup Bank
1.250%, due 07/20/25 (d)		200,000	198,125
POSCO
2.375%, due 01/17/23		200,000	202,742
Shinhan Financial Group Co. Ltd.
2.875%, Perpetual (5 Year CMT Rate + 2.064%) (c)(d)		400,000	394,000
The Korea Development Bank
1.000%, due 09/09/26		200,000	195,382
1.625%, due 01/19/31		200,000	194,656
Woori Bank
4.250%, Perpetual (5 Year CMT Rate + 2.664%) (a)(c)		400,000	415,000
			2,401,742
Spain - 0.3%
Banco Santander SA
4.750%, Perpetual (5 Year CMT Rate + 3.753%) (c)		200,000	199,801
Cellnex Telecom SA
1.875%, due 06/26/29	EUR	100,000	112,767
Cellnex Telecom SA CVRT
0.750%, due 11/20/31	EUR	100,000	111,402
Spain Government Bond
0.250%, due 07/30/24 (d)	EUR	170,000	197,126
0.800%, due 07/30/27 (d)	EUR	170,000	201,662
			822,758
Sweden - 0.1%
Sweden Government International Bond
0.125%, due 04/24/23 (d)	EUR	225,000	258,350
Switzerland - 0.3%
Credit Suisse Group AG
5.100%, Perpetual (5 Year CMT Rate + 3.293%) (c)(d)		$200,000	201,000
6.375%, Perpetual (5 Year CMT Rate + 4.822%) (c)(d)		200,000	215,500
UBS Group AG
3.875%, Perpetual (5 Year CMT Rate + 3.098%) (c)(d)		200,000	197,561
4.375%, Perpetual (5 Year CMT Rate + 3.313%) (c)(d)		200,000	197,134
			811,195
Thailand - 0.1%
Kasikornbank PCL
5.275%, Perpetual (5 Year CMT Rate + 4.940%) (c)		400,000	417,432
United Arab Emirates - 0.4%
Abu Dhabi Government International Bond
3.125%, due 04/16/30 (d)		400,000	432,005
1.700%, due 03/02/31 (d)		185,000	179,483
1.700%, due 03/02/31		250,000	242,907
3.875%, due 04/16/50 (d)		200,000	232,775
			1,087,170
Total Foreign Bonds (Cost $66,091,880)			65,392,456

BANK LOANS - 7.3% (c)
1011778 BC ULC
1.840%, due 11/19/26 (1 Month U.S. LIBOR + 1.750%)		817,665	807,955
AAdvantage Loyalty IP Ltd.
5.500%, due 04/20/28 (3 Month U.S. LIBOR + 4.750%)		130,000	134,933
Abe Investment Holdings, Inc.
4.625%, due 02/19/26 (1 Month U.S. LIBOR + 4.500%)		38,765	38,870
Access CIG LLC
4.654%, due 02/27/25 (1 Month U.S. LIBOR + 3.750%)		43,969	43,753
Acrisure LLC
3.632%, due 02/15/27 (3 Month U.S. LIBOR + 3.500%)		134,341	133,064
Acrisure LLC
4.750%, due 02/15/27 (1 Month U.S. LIBOR + 4.250%)		100,000	100,125
ADMI Corp.
4.000%, due 12/23/27 (1 Month U.S. LIBOR + 3.500%)		69,825	69,809
AECOM
1.842%, due 04/13/28 (1 Month U.S. LIBOR + 1.750%)		323,780	324,589
Air Canada
4.250%, due 08/11/28 (6 Month U.S. LIBOR + 3.500%)		360,000	360,193
Allied Universal Holdco LLC
4.250%, due 05/14/28 (3 Month U.S. LIBOR + 3.750%)		242,891	242,407
Alterra Mountain Co.
4.000%, due 08/17/28 (1 Month U.S. LIBOR + 3.500%)		127,406	127,406
Altice France SA
4.118%, due 08/14/26 (2 Month U.S. LIBOR + 4.000%)		138,219	137,735
AP Core Holdings II LLC
6.250%, due 09/01/27 (1 Month U.S. LIBOR + 5.500%)		138,250	138,466
AP Core Holdings II LLC
6.250%, due 09/01/27 (1 Month U.S. LIBOR + 5.500%)		100,000	100,291
APX Group, Inc.
4.000%, due 07/09/28 (1 Month U.S. LIBOR + 3.500%)		69,793	69,778
5.750%, due 07/09/28 (Prime + 2.500%)		207	207
Aramark Services, Inc.
1.851%, due 03/11/25 (1 Month U.S. LIBOR + 1.750%)		205,000	202,885
Ascend Learning LLC
3.500%, due 12/10/28 (1 Month U.S. LIBOR + 3.500%)		225,000	224,954
AssuredPartners, Inc.
3.604%, due 02/13/27 (1 Month U.S. LIBOR + 3.500%)		233,005	231,565
Astra Acquisition Corp.
5.750%, due 10/25/28 (1 Month U.S. LIBOR + 5.250%)		210,000	206,676
Asurion LLC
3.354%, due 07/31/27 (1 Month U.S. LIBOR + 3.250%)		179,098	178,224
Asurion LLC
5.354%, due 01/15/29 (1 Month U.S. LIBOR + 5.250%)		130,000	129,635
Avantor Funding, Inc.
2.750%, due 11/06/27 (3 Month U.S. LIBOR + 2.250%)		384,213	384,493
Avaya, Inc.
4.110%, due 12/15/27 (1 Month U.S. LIBOR + 4.000%)		150,000	150,122
Avaya, Inc.
4.360%, due 12/15/27 (1 Month U.S. LIBOR + 4.250%)		22,161	22,256
Aveanna Healthcare LLC
4.250%, due 07/15/28 (1 Month U.S. LIBOR + 3.750%)		113,301	112,957
Aveanna Healthcare LLC
4.500%, due 07/15/28 (1 Month U.S. LIBOR + 3.750%)		26,415	26,335
Aventiv Technologies LLC
5.500%, due 11/01/24 (3 Month U.S. LIBOR + 4.500%)		47,759	46,565
Bally's Corp.
3.750%, due 10/01/28 (1 Month U.S. LIBOR + 3.250%)		100,000	100,173
Berry Global, Inc.
1.864%, due 07/01/26 (2 Month U.S. LIBOR + 1.750%)		440,100	437,789
Blackhawk Network Holdings, Inc.
3.104%, due 06/15/25 (1 Month U.S. LIBOR + 3.000%)		107,401	106,871
Brown Group Holding LLC
3.000%, due 06/07/28 (3 Month U.S. LIBOR + 2.500%)		104,371	104,306
Burlington Coat Factory Warehouse Corp.
2.110%, due 06/24/28 (1 Month U.S. LIBOR + 2.000%)		189,050	188,301
Camelot US Acquisition LLC
4.000%, due 10/31/26 (1 Month U.S. LIBOR + 3.000%)		108,900	108,968
Carnival Corp.
3.750%, due 06/30/25 (6 Month U.S. LIBOR + 3.000%)		318,410	316,420
Carnival Corp.
4.000%, due 10/18/28 (6 Month U.S. LIBOR + 3.250%)		280,000	278,134
Castle US Holding Corp.
3.974%, due 01/31/27 (3 Month U.S. LIBOR + 3.750%)		142,916	141,844
Cengage Learning, Inc.
5.750%, due 07/14/26 (6 Month U.S. LIBOR + 4.750%)		179,550	180,270
Charter Communications Operating LLC
1.860%, due 02/01/27 (1 Month U.S. LIBOR + 1.750%)		487,332	483,295
Charter Next Generation, Inc.
4.500%, due 12/01/27 (1 Month U.S. LIBOR + 3.750%)		69,300	69,533
CHG Healthcare Services, Inc.
4.000%, due 09/30/28 (3 Month U.S. LIBOR + 3.500%)		109,725	109,876
CHG PPC Parent LLC
3.500%, due 12/08/28 (1 Month U.S. LIBOR + 3.000%)		95,000	94,822
Clarios Global LP
3.354%, due 04/30/26 (1 Month U.S. LIBOR + 3.250%)		548,645	546,519
Clean Harbors, Inc.
2.104%, due 10/08/28 (1 Month U.S. LIBOR + 2.000%)		100,000	100,063
ClubCorp Holdings, Inc.
2.974%, due 09/18/24 (3 Month U.S. LIBOR + 2.750%)		24,234	23,389
Cornerstone OnDemand, Inc.
4.250%, due 10/15/28 (6 Month U.S. LIBOR + 3.750%)		185,000	184,702
CP Atlas Buyer, Inc.
4.250%, due 11/23/27 (1 Month U.S. LIBOR + 3.750%)		119,108	118,751
CQP Holdco LP
4.250%, due 06/04/28 (3 Month U.S. LIBOR + 3.750%)		181,399	181,209
Cvent, Inc.
3.854%, due 11/30/24 (1 Month U.S. LIBOR + 3.750%)		39,029	39,016
Dcert Buyer, Inc.
4.104%, due 10/16/26 (1 Month U.S. LIBOR + 4.000%)		79,194	79,144
Deerfield Dakota Holding LLC
4.750%, due 04/09/27 (1 Month U.S. LIBOR + 3.750%)		103,450	103,701
Directv Financing LLC
5.750%, due 08/02/27 (1 Month U.S. LIBOR + 5.000%)		59,916	60,048
EAB Global, Inc.
4.000%, due 08/16/28 (1 Month U.S. LIBOR + 3.500%)		169,575	168,869
4.000%, due 08/16/28 (3 Month U.S. LIBOR + 3.500%)		425	423
EG Finco Ltd.
4.224%, due 02/05/25 (3 Month U.S. LIBOR + 4.000%)		27,932	27,864
Endurance International Group Holdings, Inc.
4.250%, due 02/10/28 (6 Month U.S. LIBOR + 3.500%)		154,225	153,141
Envision Healthcare Corp.
3.854%, due 10/10/25 (1 Month U.S. LIBOR + 3.750%)		49,356	39,871
Filtration Group Corp.
3.104%, due 03/29/25 (1 Month U.S. LIBOR + 3.000%)		119,778	118,936
Finastra USA, Inc.
4.500%, due 06/13/24 (6 Month U.S. LIBOR + 3.500%)		59,903	59,716
Finastra USA, Inc.
8.250%, due 06/13/25 (6 Month U.S. LIBOR + 7.250%)		20,000	20,002
First Student Bidco, Inc.
3.500%, due 07/21/28 (3 Month U.S. LIBOR + 3.000%)		124,167	123,804
First Student Bidco, Inc.
3.500%, due 07/21/28 (3 Month U.S. LIBOR + 3.000%)		45,833	45,700
Flex Acquisition Co., Inc.
3.131%, due 06/29/25 (3 Month U.S. LIBOR + 3.000%)		14,757	14,645
Gainwell Acquisition Corp.
4.750%, due 10/01/27 (3 Month U.S. LIBOR + 4.000%)		237,910	238,832
Genesys Cloud Services Holdings II LLC
4.750%, due 12/01/27 (1 Month U.S. LIBOR + 4.000%)		229,596	230,673
Gogo Intermediate Holdings LLC
4.500%, due 04/30/28 (3 Month U.S. LIBOR + 3.750%)		64,675	64,750
Graham Packaging Co., Inc.
3.750%, due 08/04/27 (1 Month U.S. LIBOR + 3.000%)		72,924	72,821
Great Outdoors Group LLC
4.500%, due 03/05/28 (3 Month U.S. LIBOR + 3.750%)		193,064	193,526
H-Food Holdings LLC
3.792%, due 05/31/25 (1 Month U.S. LIBOR + 3.688%)		53,821	53,552
Hilton Grand Vacations Borrower LLC
3.500%, due 08/02/28 (1 Month U.S. LIBOR + 3.000%)		84,788	84,989
Hilton Worldwide Finance LLC
1.852%, due 06/21/26 (1 Month U.S. LIBOR + 1.750%)		160,000	158,862
ICON Luxembourg Sarl
2.750%, due 07/01/28 (3 Month U.S. LIBOR + 2.250%)		267,467	267,893
Intelsat Jackson Holdings SA
5.750%, due 07/13/22 (3 Month U.S. LIBOR + 4.750%)		23,748	23,785
Intelsat Jackson Holdings SA
8.000%, due 11/27/23 (Prime + 4.750%)		115,382	115,405
ION Trading Finance Ltd.
4.974%, due 04/01/28 (6 Month U.S. LIBOR + 4.750%)		238,800	239,729
Jazz Financing Lux Sarl
4.000%, due 05/05/28 (1 Month U.S. LIBOR + 3.500%)		567,550	570,354
JELD-WEN, Inc.
2.340%, due 07/31/28 (1 Month U.S. LIBOR + 2.250%)		65,000	65,041
KFC Holding Co.
1.854%, due 03/15/28 (1 Month U.S. LIBOR + 1.750%)		375,286	375,286
KRATON Polymers US LLC
3.750%, due 11/18/28 (1 Month U.S. LIBOR + 3.250%)		60,000	60,113
Kronos Acquisition Holdings, Inc.
4.250%, due 12/22/26 (3 Month U.S. LIBOR + 3.750%)		90,233	87,823
4.250%, due 12/22/26 (1 Month U.S. LIBOR + 3.750%)		38,467	37,439
Level 3 Financing, Inc.
1.854%, due 03/01/27 (1 Month U.S. LIBOR + 1.750%)		337,328	333,533
LifePoint Health, Inc.
3.852%, due 11/16/25 (1 Month U.S. LIBOR + 3.750%)		99,520	99,569
Lumen Technologies, Inc.
2.340%, due 03/15/27 (1 Month U.S. LIBOR + 2.250%)		490,000	485,066
Lummus Technology Holdings V LLC
3.604%, due 06/30/27 (1 Month U.S. LIBOR + 3.500%)		80,104	79,743
Marriott Ownership Resorts, Inc.
1.854%, due 08/31/25 (1 Month U.S. LIBOR + 1.750%)		155,000	152,870
Messer Industries USA, Inc.
2.724%, due 03/01/26 (3 Month U.S. LIBOR + 2.500%)		16,399	16,295
MillerKnoll, Inc.
2.125%, due 07/19/28 (1 Month U.S. LIBOR + 2.000%)		164,588	164,622
Mirion Technologies US, Inc.
3.250%, due 10/20/28 (6 Month U.S. LIBOR + 2.750%)		74,850	74,796
Mister Car Wash Holdings, Inc.
3.102%, due 05/14/26 (1 Month U.S. LIBOR + 3.000%)		47,633	47,436
Mitchell International, Inc.
4.250%, due 10/15/28 (1 Month U.S. LIBOR + 3.750%)		320,000	318,600
Mozart Borrower LP
3.750%, due 10/21/28 (1 Month U.S. LIBOR + 3.250%)		80,000	80,072
Nouryon USA LLC
3.102%, due 10/01/25 (1 Month U.S. LIBOR + 3.000%)		69,489	69,337
Olympus Water US Holding Corp.
4.250%, due 11/09/28 (1 Month U.S. LIBOR + 3.750%)		85,000	84,841
OneDigital Borrower LLC
4.750%, due 11/16/27 (1 Month SOFR Rate + 4.250%)		265,000	264,834
Organon & Co.
3.500%, due 06/02/28 (6 Month U.S. LIBOR + 3.000%)		318,522	319,284
Pacific Gas and Electric Co.
3.500%, due 01/01/22 (3 Month U.S. LIBOR + 3.000%)		73,875	73,229
Packers Holdings LLC
4.000%, due 03/09/28 (3 Month U.S. LIBOR + 3.250%)		114,147	113,576
Padagis LLC
5.250%, due 07/06/28 (3 Month U.S. LIBOR + 4.750%)		136,471	136,044
Peraton Corp.
4.500%, due 02/01/28 (1 Month U.S. LIBOR + 3.750%)		129,025	129,301
Petco Health & Wellness Co., Inc.
4.000%, due 03/04/28 (3 Month U.S. LIBOR + 3.250%)		133,988	133,998
PetSmart, Inc.
4.500%, due 02/12/28 (6 Month U.S. LIBOR + 3.750%)		74,813	75,023
Pilot Travel Centers LLC
2.104%, due 08/06/28 (1 Month U.S. LIBOR + 2.000%)		379,213	377,451
PRA Health Sciences, Inc.
2.750%, due 07/01/28 (3 Month U.S. LIBOR + 2.250%)		66,640	66,746
Pretium PKG Holdings, Inc.
4.500%, due 10/01/28 (6 Month U.S. LIBOR + 4.000%)		180,000	179,899
Proofpoint, Inc.
3.750%, due 08/31/28 (3 Month U.S. LIBOR + 3.250%)		140,000	139,639
Radiate Holdco LLC
4.000%, due 09/25/26 (1 Month U.S. LIBOR + 3.250%)		120,000	119,750
Radiology Partners, Inc.
4.354%, due 07/09/25 (1 Month U.S. LIBOR + 4.250%)		65,552	64,723
4.360%, due 07/09/25 (1 Month U.S. LIBOR + 4.250%)		56,204	55,494
Redstone Holdco 2 LP
5.500%, due 04/27/28 (3 Month U.S. LIBOR + 4.750%)		69,825	66,901
Rentpath LLC
7.000%, due 12/31/22 (Prime + 3.750%) (f)		4,193	1,069
RH
3.000%, due 10/20/28 (1 Month U.S. LIBOR + 2.500%)		159,600	159,480
Sabre GLBL, Inc.
4.000%, due 12/17/27 (1 Month U.S. LIBOR + 3.500%)		48,128	47,587
Sabre GLBL, Inc.
4.000%, due 12/17/27 (1 Month U.S. LIBOR + 3.500%)		30,188	29,848
SBA Senior Finance II LLC
1.850%, due 04/11/25 (1 Month U.S. LIBOR + 1.750%)		444,773	440,535
SCIH Salt Holdings, Inc.
4.750%, due 03/16/27 (6 Month U.S. LIBOR + 4.000%)		177,445	176,003
Sedgwick Claims Management Services, Inc.
3.854%, due 09/03/26 (1 Month U.S. LIBOR + 3.750%)		29,250	29,260
Setanta Aircraft Leasing DAC
2.140%, due 11/05/28 (3 Month U.S. LIBOR + 2.000%)		100,000	100,062
Solera LLC
4.500%, due 06/04/28 (1 Month U.S. LIBOR + 4.000%)		239,400	239,686
Sophia LP
4.250%, due 10/07/27 (3 Month U.S. LIBOR + 3.500%)		138,603	138,724
Southwestern Energy Co.
3.250%, due 12/07/28 (3 Month SOFR Rate + 2.500%)		110,000	110,344
Spin Holdco, Inc.
4.750%, due 03/04/28 (3 Month U.S. LIBOR + 4.000%)		94,525	94,945
SRS Distribution, Inc.
4.250%, due 06/02/28 (6 Month U.S. LIBOR + 3.750%)		109,725	109,642
Standard Industries, Inc.
3.000%, due 09/22/28 (3 Month U.S. LIBOR + 2.500%)		16,006	16,040
Sunset Debt Merger Sub, Inc.
4.750%, due 10/06/28 (1 Month U.S. LIBOR + 4.000%)		240,000	238,350
Surf Holdings LLC
3.690%, due 03/05/27 (3 Month U.S. LIBOR + 3.500%)		108,351	107,673
Team Health Holdings, Inc.
3.750%, due 02/06/24 (1 Month U.S. LIBOR + 2.750%)		24,486	23,482
The Edelman Financial Engines Center LLC
4.250%, due 04/07/28 (1 Month U.S. LIBOR + 3.500%)		73,031	73,082
The EW Scripps Co.
3.313%, due 05/01/26 (1 Month U.S. LIBOR + 2.563%)		33,092	33,095
The Hertz Corp.
3.750%, due 06/30/28 (1 Month U.S. LIBOR + 3.250%)		139,201	139,501
The Hertz Corp.
3.750%, due 06/30/28 (1 Month U.S. LIBOR + 3.250%)		25,660	25,715
The Hillman Group, Inc.
3.250%, due 07/14/28 (1 Month U.S. LIBOR + 2.750%)		49,202	49,097
The Hillman Group, Inc.
3.250%, due 07/14/28 (1 Month U.S. LIBOR + 2.750%)		11,812	11,787
Titan Acquisition Ltd.
3.354%, due 03/28/25 (6 Month U.S. LIBOR + 3.000%)		44,084	43,426
TK Elevator US Newco, Inc.
4.000%, due 07/31/27 (6 Month U.S. LIBOR + 3.500%)		192,575	192,949
Trans Union LLC
2.750%, due 12/01/28 (3 Month U.S. LIBOR + 2.250%)		195,000	194,756
TransDigm, Inc.
2.354%, due 12/09/25 (1 Month U.S. LIBOR + 2.250%)		181,755	179,518
Traverse Midstream Partners LLC
5.250%, due 09/27/24 (3 Month SOFR Rate + 4.250%)		58,708	58,562
TricorBraun Holdings, Inc.
3.750%, due 03/03/28 (1 Month U.S. LIBOR + 3.250%)		74,648	74,212
UFC Holdings LLC
3.500%, due 04/29/26 (6 Month U.S. LIBOR + 2.750%)		161,748	161,315
United Airlines, Inc.
4.500%, due 04/21/28 (3 Month U.S. LIBOR + 3.750%)		467,197	469,930
United Natural Foods, Inc.
3.354%, due 10/22/25 (1 Month U.S. LIBOR + 3.250%)		14,213	14,235
Univision Communications, Inc.
4.000%, due 03/24/26 (1 Month U.S. LIBOR + 3.250%)		159,200	159,760
Verscend Holding Corp.
4.104%, due 08/27/25 (1 Month U.S. LIBOR + 4.000%)		74,625	74,700
WestJet Airlines Ltd.
4.000%, due 12/11/26 (6 Month U.S. LIBOR + 3.000%)		68,514	66,712
Whatabrands LLC
3.750%, due 08/03/28 (1 Month U.S. LIBOR + 3.250%)		280,000	279,411
WMG Acquisition Corp.
2.229%, due 01/20/28 (1 Month U.S. LIBOR + 2.125%)		190,000	189,549
Worldwide Express, Inc.
5.000%, due 07/26/28 (3 Month U.S. LIBOR + 4.250%)		65,000	65,257
WR Grace Holdings LLC
4.250%, due 09/22/28 (3 Month U.S. LIBOR + 3.750%)		160,000	160,480
Zayo Group Holdings, Inc.
3.090%, due 03/09/27 (1 Month U.S. LIBOR + 3.000%)		59,336	58,637
Zebra Buyer LLC
3.750%, due 11/02/28 (3 Month U.S. LIBOR + 3.250%)		102,016	102,399
Zelis Payments Buyer, Inc.
3.599%, due 09/30/26 (1 Month U.S. LIBOR + 3.500%)		160,927	160,274
Zelis Payments Buyer, Inc.
3.631%, due 09/30/26 (1 Month U.S. LIBOR + 3.500%)		58,667	58,428
Total Bank Loans (Cost $22,068,435)			22,099,425

	Shares
COMMON STOCKS - 0.9%
Consumer Discretionary - 0.1%
General Motors Co. (g)	5,717	335,188
Financials - 0.5%
CIT Group, Inc.	3,943	202,434
Credit Agricole SA	14,789	211,307
Credit Suisse Group AG - ADR	15,052	145,101
Societe Generale SA	6,663	229,130
Synovus Financial Corp.	4,391	210,197
US Bancorp	5,836	327,808
		1,325,977
Industrials - 0.2%
Delta Air Lines, Inc. (g)	5,520	215,722
The Boeing Co. (g)	2,298	462,633
		678,355
Real Estate - 0.1%
Americold Realty Trust	8,227	269,763
Total Common Stocks (Cost $2,620,565)		2,609,283

PREFERRED STOCKS - 1.6%
Communication Services - 0.1%
2020 Cash Mandatory Exchangeable Trust CVRT (d)(f)	240	250,850
Financials - 0.2%
Stifel Financial Corp. (a)	6,550	169,055
US Bancorp (c)	175	168,000
Valley National Bancorp (c)	5,475	139,339
Wells Fargo & Co. (c)	4,300	115,197
		591,591
Health Care - 0.2%
Becton Dickinson and Co. CVRT (a)	2,150	113,413
Danaher Corp. CVRT	160	351,040
		464,453
Industrials - 0.1%
Stanley Black & Decker, Inc. CVRT (a)	2,100	229,299
Information Technology - 0.1%
Broadcom, Inc. CVRT	190	394,324
Sabre Corp. CVRT, due 09/01/23	400	45,908
		440,232
Utilities - 0.9%
Algonquin Power & Utilities Corp. CVRT	5,050	238,562
American Electric Power Co., Inc. CVRT	6,600	347,160
Dominion Energy, Inc. CVRT	4,200	422,688
DTE Energy Co. CVRT	7,050	361,947
NextEra Energy, Inc. CVRT	6,300	428,967
NextEra Energy, Inc. CVRT	6,600	379,764
NextEra Energy, Inc. CVRT	3,500	202,685
The Southern Co. CVRT	6,900	370,875
		2,752,648
Total Preferred Stocks (Cost $4,265,777)		4,729,073

PURCHASED OTC OPTIONS - 0.0% (b)	Contracts	Notional Amount
Currency Put Options - 0.0% (b)
Canadian Dollar, 4/11/22 at 1.215 Counterparty: Goldman Sachs Bank, USA	2,415,000	$2,415,000	5,052
Equity Put Options - 0.0% (b)
iShares iBoxx $ High Yield Corporate Bond ETF, 3/18/22 at $80.50 Counterparty: Citigroup	150,572	13,101,270	31,826
Total Purchased OTC Options (Cost $104,887)			36,878

AFFILIATED REGISTERED INVESTMENT COMPANIES - 7.0%	Shares
Voya Emerging Markets Hard Currency Debt Fund - Class P	546,707	5,128,114
Voya Floating Rate Fund - Class P	1,337,945	12,081,644
Voya High Yield Bond Fund - Class P	493,891	3,965,944
Total Affiliated Registered Investment Companies (Cost $21,385,048)		21,175,702

Total Investments at Value - 96.6% (Cost $293,710,804)		293,106,026
Other Assets in Excess of Liabilities - 3.4%		10,240,330
Net Assets - 100.0%		$303,346,356

Percentages are stated as a percent of net assets.

(a)	This security or a partial position of this security is on loan at December 31, 2021. The total fair value of securities on loan at December 31, 2021, was $4,766,653 (Note 8).
(b)	Represents less than 0.1%.
(c)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2021.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2021, the value of these investments was $114,907,434, or 37.9% of total net assets.
(e)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2021.
(f)	Illiquid security. The total fair value of such securities is $3,958,048 as of December 31, 2021, representing 1.3% of net assets.
(g)	Non-income producing security.

ADR	American Depository Receipt
CVRT	Convertible Security
REMIC	Real Estate Mortgage Investment Conduit
CMT	Constant Maturity U.S. Treasury
LIBOR	London Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
ETF	Exchange-Traded Fund

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Wilshire Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the condensed schedules of investments and schedules of total return swaps, futures contracts, forward foreign currency contracts, written options, interest rate swaptions, centrally cleared credit default swaps, centrally cleared interest rate swaps, and over the counter exchange rate volatility swaps, of Wilshire Mutual Funds, Inc. comprising Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund (“the Funds”) and the schedules of investments (included in Item 6 of Form N-CSR) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (included in Item 1 of Form N-CSR) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks, counterparties and brokers; when replies were not received from counterparties, brokers, or agent banks, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2022

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. A copy of the registrant's Code of Ethics is filed herewith.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.: Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: applicable to open-end investment companies.

(a)(4) Change in the registrant’s independent public accountants. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH

Code of Ethics

Exhibit 99.CERT

Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT

Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	3/3/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	3/3/2022

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	3/3/2022